EXHIBIT 10.25

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

between

CSG Systems, Inc.

a Delaware corporation

and

Charter Communications Operating, LLC
a Delaware limited liability company

TABLE OF CONTENTS

Page

Article 1 OVERVIEW 2

•
1.1 General 2
•
1.2 Term 2
•
1.3 Outstanding Statements of Work, Change Orders and E-SOWs 3
•
1.4 Intentionally Omitted 3
•
1.5 Definitions. 3
•
1.6 Responsibility. 3

Article 2 PRODUCT LICENSES 3

•
2.1 Products 3
•
2.2 License 4
•
2.3 Designated Environment 5
•
2.4 Restrictions 6
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2.5 Third Party Software 9
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2.6 Third Party Licenses 9
•
2.7 Ownership 9
•
2.8 Third Party Access 10
•
2.9 Escrow 11
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2.10 Source Code License 11
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2.11 Separate Cycle 12
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2.12 Cooperation Covenant ……………………………………………………13

Article 3 SERVICES 13

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3.1 Recurring and Facilities Management Services 13
•
3.2 Technical Services 13
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3.3 Location and Access 14
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3.4 Change Order 1 4
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3.5 Insurance 14
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3.6 Prudent Use of Resources 17
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3.7 Optional and Ancillary Services 17
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3.8 Intellectual Property 17
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3.9 Addressable Interfaces 18
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3.10 Discovery Support 18

Article 4 MAINTENANCE AND SUPPORT 20

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4.1 Support Services 20
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4.2 Exclusions 20
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4.3 Limitations 20
•
4.4 Training 20

Article 5 PAYMENT TERMS 21

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5.1 Fees and Expenses 21
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5.2 Invoices and Payment 21
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5.3 Adjustment to Fees 21
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5.4 Taxes 22
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5.5 Delivery 22
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5.6 Set-Off 22
•
5.7 Equipment Purchase 23

Article 6 TERMINATION 23

•
6.1 Termination 23
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6.2 Transition Assistance 25
•
6.3 Delivery of Items 27
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6.4 Discontinuance Fee 27

Article 7 INDEMNITY 28

•
7.1 CSG Indemnity 28
•
7.2 Opportunity to Cure 29
•
7.3 Limitation 29
•
7.4 Customer Indemnity 29

Article 8 REPRESENTATIONS AND WARRANTIES 30

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8.1 Limited Warranty 30
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8.2 No Malicious Code 30 8.3 Remedies 31
•
8.4 Exclusion of Certain Warranties 31
•
8.5 General Representations and Warranties 31

Article 9 LIMITATION OF REMEDIES AND DAMAGES 33

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9.1 Protection of Data and Property 33
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9.2 No Consequential Damages/Limitation of Liability 33
•
9.3 Conflicts 34

Article 10 CONFIDENTIAL INFORMATION; Data Integrity

and Security 34

•
10.1 Definition 34
•
10.2 Restrictions 35
•
10.3 Disclosures 36
•
10.4 Limited Access 37
•
10.5 Additional Requirements with Respect to Charter Customer Information 37
•
10.6 Data Security 39
•
10.7 Data Center Security 39
•
10.8 Update and Security Patches 41
•
10.9 Security Breach / Investigation 41
•
10.10 Customer Requests 42

Article 11 DISPUTE RESOLUTION 43

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11.1 Mediation. 43
•
11.2 Equitable Relief. 43

Article 12 GENERAL TERMS AND CONDITIONS 43

•
12.1 Reporting 43
•
12.2 Survival 43
•
12.3 Print and Mail Exclusivity 44
•
12.4 Nature of Relationship 44
•
12.5 Inspection 45
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12.6 Force Majeure 45
•
12.7 Sale of Assets. 45
•
12.8 Construction 46
•
12.9 Notices 47
•
12.10 Publicity 47
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12.11 Miscellaneous 47
•
12.12 Counterparts, Electronic Signature and Electronically Transmitted 49
•
12.13 Operational Audits 48
•
12.14 Financial Audits 49
•
12.15 Statement on Standards for Attestation Engagements No. 18 50
•
12.16 Sarbanes-Oxley Compliance. 50
•
12.17 Days 51
•
12.18 Schedules and Attachments 51

Schedule A - Definitions 52

Schedule B - Products……….…………………………………………………………………. 61

Schedule C - Recurring Services ……….....…………………………………………………… 63

Schedule D - Statement of Work …………………....………………………………………... 193

Schedule E - Addressable Interfaces …………………...……………………………………. 198

Schedule F - Fees ………………………………………...…………………………………… 204

Schedule G - Implementation and Conversion Service ………….....………………………...250

Schedule H - Service Level Agreement …………………..…………………...……………....257

Schedule I - Export Approved Products and Export Approved Countries ………….………298

Schedule J- Outstanding Statements of Work, Change Orders and E-SOWs…...…….….....299

Schedule K - Guidelines for Passer and Transfer Program Requests …….………….………302

Schedule L - Charter Communications Access Agreement ………………..….…...………...306

Schedule M - Reserved ……………............................………………...…………………...…329

Schedule N - Agreement in Relation to the Transfer of Subscribers ……………..……….…330

From CSG/Disposing Entity Agreement to Acquiring Entity (Interim

Agreement)

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This AMENDED AND RESTATED CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the “Agreement”) is entered into as of the last day signed by a Party below but is effective as of 1st day of January, 2022, (“Effective Date”) between CSG Systems, Inc.®, a Delaware corporation with offices at 6175 S. Willow Drive, Greenwood Village, Colorado 80111 (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company with offices at 12405 Powerscourt Drive, St. Louis, Missouri 63131 (“Charter”), on behalf of itself and its Affiliates using the Products and Services (as such terms are defined below) (collectively, “Customer”). Customer and CSG shall be referred herein individually as the “Party” and collectively as the “Parties.”

WHEREAS, CSG and Charter are parties to that certain Consolidated CSG Master Subscriber Management System Agreement entered into as of the 1st day of August, 2017, (as amended, the “Original Agreement”) and desire to enter into this Agreement to permit the provision and consumption of the products and services previously provided pursuant to the Original Agreement;

WHEREAS, Customer desires to obtain from CSG, and CSG desires to grant to Customer, a license to use the products set forth in Schedule B which, along with any other CSG products subsequently licensed by CSG to Customer under this Agreement, are collectively referred to herein as the “Products;”

WHEREAS, Customer desires to obtain from CSG, and CSG desires to provide to Customer, the Services set forth in Schedule C (“Recurring Services”), which, along with any other CSG services provided by CSG to Customer under this Agreement, are collectively referred to herein as the “Services;”

WHEREAS, pursuant to Schedule H, the Parties agree to measure and track in a broader manner the performance of the Services and CSG’s delivery thereof; and

WHEREAS, as the result of the [*** ********* ********** ****** ** *******] in Schedule G of this Agreement, the Parties desire to formalize in this Agreement the following modifications that were previously agreed to in the Original Agreement: (i) extending the expiration of the Initial Term of the Agreement from December 31, 20[**], to March 31, 20[**]; (ii) increasing the [******* **** ******* ********** from ************* Subscriber Months to ************* Subscriber Months; and (iii) extending the expiration of the ********* **** from December 31, 20**, to March 31, 20**].

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, CSG and Customer agree:

Article 1

OVERVIEW
1.1
General

. Subject to the terms and conditions of this Agreement, CSG shall provide, and Customer shall procure, the Products and Services in Customer’s, or its agent’s, locations worldwide.

1.2.
Term. Unless earlier terminated pursuant to Section 6.1, this Agreement shall commence on the Effective Date and remain in effect thereafter for an initial term expiring March 31, 20[** (as extended due to the *** ********* ********** ***** under Schedule G and as may be extended due to a ******** ******** ***** ******** *], the “Initial Term”). After the Initial Term, this Agreement will automatically be extended for one additional one-year term (the “Additional Term”), subject to Customer processing no fewer than [**********

********* ***********, excluding ***** *** **** Services, on **** ** ****]. CSG will determine such number of [********* ***********] and provide to Customer written notice of such determination (which may be provided by email to a Senior Vice President of Customer’s Billing, Strategy and Operations or equivalent). Customer may, at any time, but in no event later than [****** **** ****] after receipt of such notice, provide to CSG a written notice of non-renewal, and in such event this Agreement will not automatically be extended. Customer’s exercise of its rights to an Additional Term shall also be conditioned upon Customer processing a minimum of [*********** ********** ******] during the Additional Term. If, at the end of the Additional Term, the number of [********** ****** processed for the Additional Term was less than ***********] then, in addition to Customer’s payment of fees for the actual number of Connected Subscribers, Customer shall be invoiced for the positive difference between (i) [*********** and (ii) the number of actual Connected Subscribers multiplied by the applicable effective *** **** as provided by the then-current *** **** ***** ***** for up to ********** Connected Subscribers in Schedule F, Section 1. CSG Services, Subsection I. Processing, Subsection A. Video, High Speed Data, and Residential Services, subsection i) ***** ******** ****** ******* *** ********* ****** ********* ********** **** *** *********** ***** ******** **** ********* ***********].

“Term” means the Initial Term and the Additional Term, if applicable.

1.3 Outstanding Statements of Work, Change Orders and E-SOWs. The Parties agree that all Statements of Work, Change Orders and E-SOWs executed prior to the date on which the Agreement is fully signed (the “Signature Date”), as identified on Schedule J, and not fully discharged as of the Signature Date, will, from and after the Signature Date, be performed and paid in accordance with the terms of this Agreement. In addition, the Parties agree that any Statements of Work, Change Orders and E-SOWs that were not included in Schedule J, were executed by the Parties, and by their nature should be given full force and effect are hereby incorporated as part of this Agreement. Customer agrees to make payment of the fees and CSG agrees to perform its obligations provided in any outstanding Statements of Work, Change Orders or E-SOWs provided in Schedule J or those not included but surviving by their nature pursuant to this Agreement, except in each case to the extent such obligations were fully paid or fully performed prior to the Signature Date.

1.4 Intentionally Omitted.

1.5 Definitions.

All capitalized terms shall have the meaning set forth in Schedule A or as otherwise defined elsewhere in the Agreement.

1.6 Responsibility. Notwithstanding any rights granted to or obligations assumed by any Charter Affiliate under this Agreement, Charter and the Charter Affiliates that comprise the “Customer” are, and will remain, jointly and severally liable for all obligations of Customer under the Agreement. Nothing in this Agreement will be deemed to prohibit or limit the right of CSG to enforce this Agreement directly against any Charter Affiliate receiving Products and Services hereunder.

Article 2

PRODUCT LICENSES
2.1
Products

.

(a) Pursuant to the terms and conditions of this Agreement, CSG hereby licenses to Customer the right, and grants Customer the right to permit its agents performing services on behalf of Customer (“Agents”), to access and use the Products exclusively for use with the Recurring Services. “Products” includes (i) the machine-readable object code version of the Product software (the “Software”), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software (the “Documentation”), (iii) any applicable Updates, and (iv) any copy of the Software, Documentation or Updates. In addition, Products shall also include software: (A) licensed by CSG from a third party, (B) embedded in the CSG product(s); and (C) which pursuant to the terms of this Agreement, does not have a separate license fee associated with it.

(b) Notwithstanding the above, CSG may charge for new functionality, provided such new functionality is generally made available as a separately priced item, and Customer will not be required to implement such new functionality. CSG further agrees that any new Product or Service that it makes available for general release providing functionality previously existing in a Customer licensed Product or utilized Service will be made available at no additional cost to Customer. In the event CSG requires Customer to adopt additional products, modules, applications or services in order to utilize new functionality, CSG agrees to charge customer fees commensurate with that new functionality only.

(c) Customer may convene a [********* meeting with CSG to review CSG’s internal product roadmap for the Products and Services and to discuss CSG product release schedules, and any other matters affecting the relationship between the parties. If during the discussion, Customer requests a *** ******* or ************* that is ************ ********* to the ******** **** and ******* ******** for video and high speed data subscribers and *** **** ********* through the ******** *** ********, Customer will submit in writing the ******** ************ to CSG. Within ***** **** **** of receipt of Customer’s ******** ************, CSG will respond in writing with a ******** specifying in ********** ****** the ********* *********** ************ for such ********* ******** and/or ************. If such ******** ** ********** ** ********], then the parties shall enter into an LOA, SOW, amendment or other applicable legal document reflecting their agreement relating to such [******* or ***********]. If the parties cannot reach a mutually agreeable solution in accordance with the procedures set forth above, Customer’s request will be escalated to the President of Broadband Services at CSG and a Senior Vice President of Customer’s Billing Strategy and Operations for final resolution. In the event of any dispute between the parties not resolved through the meeting between the President of Broadband Services at CSG and a Senior Vice President of Customer’s Billing Strategy and Operations, the parties will promptly schedule a meeting of the Chief Executive Officers or other senior management officers of the parties to resolve their dispute. Such meeting shall establish a negotiation schedule of not less than [****** **** ****] for the resolution of such dispute.

2.2
License.

(a) Upon delivery of the applicable medium (or media) containing the Products or, in cases where Customer, or its Agents, obtain access to the Products via a server, upon (i) installation of the server at Customer’s sites or its Agents’ sites or (ii) access through the server located in CSG’s facilities, CSG grants to Customer (A) a non-exclusive, nontransferable license to access the Products located on the servers in CSG’s facilities, in object code form only and only for Customer’s [*** ******** ******** *** ******** ********** with the Recurring Services, for providing *********** ******* *** ******** **** ******** ** *** ****** **** ***** **** ******** *** ***** *********** ** ******** ******* *******]; and (B) a non-exclusive, nontransferable license to reproduce and use an unlimited number of copies of the Products, in object code form only and only for Customer’s [*** ******** ******** *** ******** ********** with the Recurring Services, for providing *********** ******* *** *** ***** ******* ******** ** ********** ****** **** *** ***** *********** ** ******** ******* ******* ****** *********. The **** *******] granted in this Section 2.2(a) is subject to the restrictions set forth in Section 2.4 below and Schedule F and is expressly limited to the Products identified on Schedule B and all Updates (collectively, the [***** ******* *********). Subject to the requirements in Section 2.4 and 2.8, Customer may permit its Agents to access and use the **** ******* ******** solely to support Customer’s ******** ******** **********] and only on workstations that are owned or leased by Customer or are operated on behalf of Customer.

(b) In addition to the [**** *******] granted in Section 2.2(a) above, upon delivery of the applicable medium (or media) containing the Products or, in cases where Customer obtains access to the Products via a server, upon (i) installation of the server at Customer’s site or its Agents’ sites; or (ii) access is provided to the server located in CSG’s facilities, CSG grants to Customer a non-exclusive, nontransferable license to use the Products in object code form only and only for Customer’s [*** ******** ******** *** ******** ********** with the Recurring Services, for providing *********** ******* *** ******** **** ******** ** ********** ****** **** *** *****

*********** ** ******** ******* *******]. The license granted in this Section 2.2(b) is expressly limited to the number of workstations, servers or users (as the case may be) identified on Schedule F or other writing signed by both CSG and Customer. The license granted in this Section 2.2(b) is subject to the restrictions set forth in Section 2.4 below and is expressly limited to the Products identified on Schedule B and all Updates (collectively, the “License Software”). Subject to the requirements in Section 2.4 and 2.8, Customer may permit its Agents to access and use the License Software solely to support Customer’s [******** ******** **********] and only on workstations that are owned or leased by Customer or are operated on behalf of Customer.

(c) Customer shall not be charged license fees for Products purchased pursuant to the Original Agreement or other agreements for which they have previously been invoiced and have already paid the applicable fees to CSG. Customer shall reproduce all confidentiality and proprietary notices on all copies of the [**** ******* ********] and License Software that Customer is authorized to make under this Section 2.2. Nothing in this Agreement will entitle Customer to receive the source code of the Software or Updates, in whole or in part, except as expressly contemplated in Sections 2.9 and 2.10. The licenses granted in this Section 2.2 are exclusive of any identified Third Party Software that may be required to operate the Products or Recurring Services, all of which as of the Effective Date are listed in the Designated Environment, and Customer agrees to be solely responsible for procuring such Third Party Software, either from CSG (if available) or directly from the third party vendor. All Third Party Software provided by CSG as of the Effective Date is listed in Schedule F.

2.3
Designated Environment

. “Designated Environment,” means the then-current combination of other computer programs and hardware equipment that CSG specifies for use by all of its customers with the Products and Services as set forth on CSG’s customer extranet website (https://my.csgsupport.com), which can be accessed by Customer upon request, or otherwise approved by CSG in writing for Customer’s use of the Products and Services at the System Sites. Customer (or any third parties permitted in accordance with Section 2.8) may use the Products only in the then-current Designated Environment; provided, however, that CSG will provide to Customer no less than [******** **** ******] prior written notice for any changes to the hardware and/or software in the Designated Environment solely related to (a) the operating system, or (b) CSG’s Products or Services that are under CSG’s sole and exclusive control, and to the extent applicable, CSG will provide to Customer prior written notice as soon as reasonably practicable for any other changes to the hardware and/or software in the Designated Environment. With respect to any other hardware and/or software identified in the Designated Environment that is licensed by CSG from a third party, CSG shall continue to include such hardware and/or software in the Designated Environment until such products are no longer supported by such third party. CSG shall promptly notify Customer upon learning that a third party vendor will cease supporting any particular hardware or software. CSG shall give [****** **** ******** *****] prior written notice to Customer of changes to the Designated Environment that do not require Customer or its Connected Subscribers to upgrade its computer programs or hardware equipment and will notify Customer in writing of changes that would necessitate training of Customer’s customer service representatives at least [****** **** ****] prior to the implementation of the change. In cases where CSG becomes aware that Customer is not operating its hardware or software in conformance with the Designated Environment, CSG will notify Customer (via e-mail to a Senior Vice President of Customer’s Billing Strategy and Operations) of its knowledge of such nonconformance and support the Products within the non-compliant environment; however, the Parties agree that: (i) any support offered with respect to hardware or software operating outside the Designated Environment will be limited to the extent that the manufacturer or vendor of the hardware or software continues to provide general support for such hardware or software versions; and (ii) although CSG shall use commercially reasonable efforts to provide Support Services, CSG shall not be subject to damages that are directly related to malfunctions of the Products caused by Customer’s use of the Products in such noncompliant environment. Customer further agrees that CSG will not have any responsibility or liability in connection with malfunctions or any damage resulting from any modifications to the Products not authorized by CSG. If Customer questions the necessity of upgrading to any new Designated Environment as requested by CSG, CSG shall meet with Customer to discuss the proposed changes in an effort to reach mutual agreement on the minimal level of changes to Customer’s equipment that are necessary. The Parties will have quarterly meetings among technical personnel. Such meetings will include discussions of potential changes in the Designated Environment.

2.4
Restrictions.

(a) Except as expressly permitted in this Agreement, Customer agrees that it shall not: (i) reverse engineer, decompile or disassemble any Product or Service; (ii) sell, lease, license or sublicense any Product or Service; (iii) publish or disclose to any third party any results of benchmark tests on the Product; (iv) create, write or develop any derivative software or in any way alter or modify the source code of any of the Products; (v) use the Products or Services to provide any service to or on behalf of any third parties in a service bureau capacity, except to Affiliates of Customer; (vi) use, or permit any other person to use, the Products or Services to provide any service to, on behalf of, or for the benefit of, any unrelated third party; (vii) permit any other person to use the Products or Services, whether on a time-sharing, remote job entry or other multiple user arrangement; or (viii) install the Software, Update or Deliverable on a network or other multi-user computer system except as specified in the then current Documentation for the particular Software. If an end user of the Software and its related Documentation is an agency, department, or other entity of the United States Government (“Government”), then use, duplication or disclosure by the U.S. Government or any of its agencies of the Software and its related Documentation is subject to restrictions set forth the Commercial Computer Software and Commercial Computer Software Documentation clause at Defense Federal Acquisition Supplement (“DFARS”) 227.7202 and/or the Commercial Computer Software Restricted Rights clause at Federal Acquisition Regulation (“FAR”) 52.227.19(c). Notwithstanding anything in this Agreement to the contrary, the restrictions set forth above in subparagraphs (v)-(vii) and the limitation of use for Customer’s [*** ******** ******** *** ******** **********] contained in Section 2.2(a)(ii)(A) shall not apply with regard to third parties purchasing any of Customer’s cable systems, and not a Successor Entity (an “Acquiring Entity”), who may use and receive Products and Services pursuant to an interim agreement (the “Interim Agreement”) provided that Customer provides written notice of the foregoing, introduces CSG to the Acquiring Entity for marketing purposes, and provides to CSG the Interim Agreement within [****** **** ****] of Customer’s execution for CSG’s execution of the Interim Agreement, which execution will not be unreasonably withheld or delayed; provided that Customer and the Acquiring Entity will be bound by the Interim Agreement as to use of the Products and Services for transferred Subscribers and CSG’s execution of the Interim Agreement will not be necessary if (x) CSG fails or refuses to execute such Interim Agreement within [********** **** ****] after its receipt of a request therefor and (y) such Interim Agreement is in the form included in Schedule N, without modification. CSG agrees to reasonably cooperate with Customer and the Acquiring Entity in connection with their respective execution and delivery of the Interim Agreement, including the prompt delivery to Customer and the Acquiring Entity of all documents referred to and/or incorporated in the Interim Agreement as provided in Schedule N. Subject to the foregoing, CSG is under no obligation and has no responsibility to accommodate the transfer of any subscribers from the Customer to the Acquiring Entity until the Interim Agreement has been fully executed by all Parties. [******* under the Interim Agreement shall be ** **** than the ****] set forth in Schedule F of this Agreement. Nothing in the preceding sentence will prohibit Customer from charging a bundled rate for transition services provided to the Acquiring Entity, provided that such bundled rate is [** **** than the ****] set forth in Schedule F of this Agreement.

(b) Compliance with Export Controls.

(i) Unless otherwise provided in this paragraph, Customer agrees that it shall not transfer CSG Products and Services to any foreign jurisdiction. Further, CSG and Customer acknowledge that there are U.S. export control laws and regulations that prohibit or restrict (A) transactions with certain parties, (B) the type and level of technologies and services that may be exported, and (C) the conduct of transactions involving foreign parties. Such laws include, without limitation, the U.S. Foreign Corrupt Practices Act, the Export Administration Act, the Arms Export Control Act, the International Economic Emergency Powers Act, and all regulations issued pursuant to these and other applicable U.S. laws (the “Export Laws”). CSG agrees that it will be solely responsible for, in compliance with the applicable Export Laws, providing all notices to, making all filings with, and reasonably cooperate with Customer in efforts to obtain any licenses and/or license exceptions (for Export Approved Products) from, any U.S. governmental authority that may be required with respect to the provision to Customer of the Products or Services as contemplated under the terms of this Agreement. In connection therewith, CSG has or may obtain an export classification for one or more of the Export Approved Products identified in Schedule I, which schedule may be amended at any time by mutual agreement of the Parties, and shall (1) exercise commercially reasonable efforts to maintain such export classification for such Products, as well as to obtain and maintain any export classification required for any modifications, updates, or any future versions of the Products that are licensed to Customer and (2)

CSG shall provide prompt notice to Customer in the event that any export classification related to any Export Approved Products is terminated, revoked, suspended, or challenged or CSG takes any action with respect to an existing export classification or applies for an export classification for any of the Products licensed to Customer.

(ii) Customer will be solely responsible for its compliance with the applicable Export Laws in connection with Customer’s and/or an Outsource Vendor’s use of the Products and Services under this Agreement. With respect to any obligation of Customer to comply with applicable Export Laws, CSG agrees to provide reasonable assistance to Customer by providing all necessary information, documentation, materials and technical data regarding the Products and Services to Customer, promptly upon Customer’s request, where Customer reasonably determines that its receipt of such information, documentation, materials and/or technical data regarding the Products and/or Services is necessary in order to enable it to comply with applicable Export Laws. “Outsource Vendor” shall mean third party service providers of Customer located in any foreign country listed on Schedule I.

(iii) CSG currently approves the transfer by Customer or its Outsource Vendors of the Export Approved Products to the Export Approved Countries described on Schedule I. Customer and its Outsource Vendors currently store object code versions of the Export Approved Products and use such versions in the Export Approved Countries marked with an asterisk on Schedule I. Customer and its Outsource Vendors will not transfer any version of the Export Approved Products to any foreign jurisdiction other than the Export Approved Countries described on Schedule I, except in accordance with the following procedure:

(A) Customer may request approval to transfer of Export Approved Products to a foreign jurisdiction other than an Export Approved Country by providing commercially reasonable prior written notice to CSG;

(B) CSG’s approval will not be unreasonably withheld or delayed; provided, however, that CSG may condition such approval on the indemnification by Customer for any material expense or liability incurred by CSG arising directly from such transfer and Customer may not transfer any Export Approved Products to any approved foreign jurisdiction until a reasonable period of time has passed during which CSG has a full and fair opportunity to secure enforceable rights to its intellectual property in such jurisdiction;

(C) For purposes of this Section 2.4(b)(iii) a “material expense or liability” is any reasonable cost arising from activities undertaken by CSG in the foreign jurisdiction to secure enforceable rights to the intellectual property embedded in the Export Approved Product in such jurisdiction that is reasonably expected to exceed, in the aggregate, [**** ******** ******* ***********]; and

(D) Any foreign jurisdiction approved under this Section 2.4(b)(iii) will thereafter be deemed an Export Approved Country.

(iv) In the event that either Party receives notice of any claim or allegation by any Government that Customer has violated, in any material respect any Export Law, in connection with its activities under this Agreement, it will provide prompt written notice of such claim or allegation to the other Party. In such event, and upon the written election of CSG, Customer will indemnify CSG for all losses, liability, fines, claims and expenses arising from Customer’s violation of the Export Laws, except to the extent such violation is related to CSG’s negligence or failure to comply with its obligations under this Agreement or applicable law. Customer will further promptly cure such alleged violation and, to the extent not cured, diligently defend such claim. In the event Customer reasonably determines that its violation cannot be cured through the exercise of its commercially reasonable efforts, it may terminate this Agreement, subject to Customer paying any applicable Termination Liability.

2.5
Third Party Software

. Customer acknowledges that the Products may incorporate certain Third Party Software and documentation and that Customer’s rights and obligations with respect thereto are subject to any license terms that might accompany such Third Party Software. The fees and payment terms, if any, for such Third Party Software are set forth in Schedule F. CSG makes no warranty and provides no indemnity (except as expressly set forth in Article 7) with respect to any Third Party Software. Maintenance and support for Third Party Software, if any, are provided by the licensor of those products. Although CSG may assist with front-line support of Third Party Software at its option, CSG offers no warranties with respect to such assistance and Customer must look solely to the third party licensor for warranty-related claims; provided that, to the extent assignable, CSG hereby assigns to Customer all warranty rights it may have with respect to Third Party Software and agrees to the extent applicable to cooperate reasonably and in good faith with Customer in the pursuit of warranty claims against Third Party Software providers; provided that in no event will CSG be required to violate the terms of its reseller arrangements with any Third Party Software vendor. All Third Party Software and other technology necessary for use of the Products and Services are described in the Designated Environment. Nothing herein will prevent Customer from purchasing such Third Party Software and technology directly from third parties.

2.6
Third Party Licenses

. CSG may provide Customer with Products and Services subject to patent or copyright licenses or sublicenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (“Third Party Licenses”). Customer acknowledges that Customer receives no express or implied license or other rights under the Third Party Licenses other than the license to use the Products, Third Party Software and Services as provided by CSG in the Designated Environment the broadband cable industry. Any modification of or addition to the Products, Third Party Software or Services or combination or use thereof with other software, hardware or services not made, suggested, provided, or approved in writing by CSG is not licensed under this Agreement, expressly or impliedly, and may subject Customer and any third party supplier or service provider to an infringement claim by a third party. Neither Customer nor any third party will have any express or implied rights under the Third Party Licenses with respect to (i) any software, hardware or services not made, suggested, provided, or approved in writing by CSG or (ii) any product or service provided by Customer other than through the authorized use of the Products, Third Party Software or Services provided, or approved in writing, by CSG.

2.7
Ownership.

(a) CSG Property. All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Products, Third Party Software, or copies thereof (collectively the “Software Products”) are and will remain the exclusive property of CSG or its licensor(s) whether or not specifically recognized or perfected under applicable law. Customer will not knowingly take any action that jeopardizes CSG’s or its licensor’s proprietary rights or acquire any right in the Software Products, except the limited use rights specified herein and other rights acquired directly from the owners of the Software Products Customer purchases directly from a third party provider as contemplated by Section 2.5.

(b) Customer Property. All documents, data and files necessary to provide billing services to Customer’s subscribers which are provided to CSG hereunder by Customer, including the result of CSG’s processing of the foregoing (“Customer Data”), are and shall remain Customer’s property, and upon request of Customer for any reason or Deconversion of any Connected Subscriber, such Customer Data shall be returned to Customer by CSG provided that Customer will pay all unpaid charges for any Deconverted Connected Subscriber. Customer Data to be returned to Customer includes: Subscriber Master File (including Work Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during a period of [****** **** ****] immediately prior to termination), House Master File, and any other related data or files held by CSG on behalf of Customer, all of which will be in its standard deconversion format (including available historical data) unless another format is reasonably requested by Customer. Following the Deconversion of any Connected Subscriber, CSG will maintain the Customer Data with respect to such Deconverted Connected Subscriber for no less than [*********** **** ******] in such format that will permit CSG to comply with this Section 2.7(b). Such Customer Data will be provided subject to CSG’s reasonable, standard fees for such services, or other mutually-agreed fees. Customer Data will not be utilized by CSG for any purpose other than those purposes related to preparing, offering or rendering the Services to Customer under this Agreement. Without limiting the foregoing, CSG may not (a) use Customer Data for any commercial or marketing purposes, (b) otherwise derive, compile, or create from the Customer Data any aggregate, analytical, or derivative data, or (c) sell or disclose Customer Data to a third party.

2.8
Third Party Access

. CSG consents to the use of the Products and Services by Agents as described in this Article 2, provided that (i) Customer takes reasonably necessary precautions with such Agents to protect the intellectual property rights of CSG’s Software; (ii) such Agents’ use of the Services and Software is strictly in accordance with the limitations contained in this Agreement; and (iii) Customer is responsible for the acts or omissions of such Agents with respect to their use of the Software and, agrees to indemnify, defend and hold CSG harmless against any and all losses and/or damages incurred by CSG that arise directly from such Agents’ use of the Products or Services if (a) such losses or damages are not directly attributable to a breach by CSG of a representation or warranty under this Agreement, and (b) they are damages and/or losses for which Customer is not entitled to indemnification by CSG under this Agreement. In addition to the rights granted herein to Agents, and Customer with respect to Agents, Customer may request CSG to provide other third party access to its CSG system and CSG shall permit such third party access; provided, however, that the third party executes a separate software license, non-disclosure and confidentiality agreement, and/or third party access agreement with CSG which contains commercially reasonable and customary terms and conditions that are no more restrictive than those imposed upon Customer for related purposes. Notwithstanding the foregoing, CSG may charge such third party set-up, implementation or related fees and costs associated with such third party access, at the rates provided in this Agreement and as amended. The Parties acknowledge any Agent shall not be considered a third party beneficiary of this Agreement.

2.9
Escrow

. In the event that, during the Term, (a) CSG’s overall company credit rating is downgraded to [******] status by any nationally recognized credit rating agency (including S&P, Moody’s or Fitch but excluding Dun & Bradstreet) or, if a public credit rating is not then available, if CSG’s total debt to LTM Adjusted EBITDA is in excess of [**** *** **** *** *********** ********] (with total debt being the sum of the short-term and long-term debt amounts, excluding any amounts from lease liabilities, as presented on CSG’s then-current balance sheet divided by the last twelve (12) months (collectively, “Liabilities”) and Adjusted EBITDA as presented in CSG’s quarterly earnings press release), (b) CSG suffers any change, event, or occurrence that (i) has or would reasonably be expected to have, individually or in the aggregate with other changes, events, or occurrences, a material adverse effect on the business, assets, Liabilities, results of operations, or financial condition of CSG, taken as a whole, or (ii) would, individually or in the aggregate with other changes, events, or occurrences, reasonably be expected to prevent, materially delay, or materially impair the ability of CSG to perform its obligations under this Agreement, or (c) CSG fails to comply with its maintenance and support obligations under this Agreement with respect to [***** *** ** *** *** ****** (the “Covered Products”) and fails to cure such default within ****** **** **** after CSG’s receipt of notice thereof from Customer, then within ******* **** ****] of Customer’s written direction CSG will, at its sole cost and expense, place all source code and applicable documentation related to the Covered Products (“Deposit Materials”) in escrow and take all steps necessary to register Customer, and maintain as registered through the Term, as a beneficiary to a standard escrow agreement with a nationally recognized escrow agent, with terms no less protective of Customer’s rights as prescribed by the Master Preferred Escrow Agreement (CSG document no. [*******]; as last amended) that previously governed the Parties’ escrow relationship prior to the Effective Date (the “Escrow Agreement”). The Escrow Agreement shall provide that in the event that CSG (i) files for protection under Chapter 7 of title 11, United States Code (the “Bankruptcy Code”) or takes other steps to liquidate its assets for the purposes of discontinuing its business (including in a liquidation under Chapter 11 of the Bankruptcy Code) or (ii) ceases to provide maintenance and support for any Covered Product as required by this Agreement (each of the foregoing, a “Release Condition”); then, Customer may request a release of the applicable Deposit Materials sufficient to allow Customer to maintain services for Customer’s cable systems that utilize a Covered Product, subject to the terms of the Escrow Agreement. CSG acknowledges that the Covered Products are mission critical to Customer’s business and cannot easily, promptly, or effectively be replaced in the event of a Release Condition. Consequently, CSG’s strict performance of its obligations under this Section 2.9 is subject to equitable relief under Section 11.2 and, in connection therewith, CSG hereby acknowledges and admits that any breach of such obligations will cause immediate and irreparable harm to Customer and cannot be remedied solely by monetary relief.

2.10
Source Code License

. In the event of a release of the Deposit Materials as permitted by this Agreement, Customer shall automatically have, without any further action by Customer, a fully-paid, perpetual, non-assignable license to possess and use the Products in source code form, and to make and use derivative works of the Products. The Deposit Materials shall include a copy of (i) all software source code, source code comments and documentation, access-control mechanisms and information, and other intangible materials comprising or incorporated in the Products, as well as all instructions, notes, references, programs, and (ii) all testing, maintenance and support materials, including any lists of known defects, support databases, engineering documents, source control databases, test plans and automated test suites, required for Customer to prepare an object code or executable copy of each Product from the source code of such Product, via the procedures of assembly, compilation, linking and/or any other lawful and non-infringing procedure, without any additional assistance from CSG. In the event that the Deposit Materials are incomplete or not provided timely, Customer shall have the right, in addition to any other remedies to which it may be entitled, to decompile or reverse engineer the Product and otherwise to reconstruct or discover any source code or underlying algorithms of the Products. The right of Customer to possess and use the Deposit Materials for the Products shall be subject to all of the remaining terms and conditions of this Agreement.

2.11
Separate Cycle.
(a)
[******** ****** CSG will provide Customer with a ******** ****** ******* ********* ******** and * ******** ***** *****. The **** will contain the *** ******* for ********** ******** ***** **** and the ******** ***** ***** ******* *** will ******* **** *** ******** ****. Products and Services included in ***** *] include and are limited to Communications Control System ("CCS®"), Advanced Customer Service Representative ("ACSR®"), CSG SmartLink®BOS ("SLBOS"), Event Notification Interface ("ENI"), Product Configurator - Billing Configuration Edition ("BCE"), Product Configurator - Enhanced Sales Edition ("ESE"), Product Configurator - Promotions, Product Configurator - Order Presentation Controller ("OPC"), Advanced Convergent Platform ("ACP") Voice, service order distribution interface ("SODI"), ACP Commercial, CSG Vantage®, CSG Precision eCare®, CSG Field Service Management ("FSM"), Mass Change Platform ("MCP") and interfaces from CSG Products and Services. In order to develop, implement and [******** ***** *], Customer and CSG have entered into a Statement of Work for Cycle J outlining necessary [*********** **************, *********** **********, required CSG and Customer ****************, and the **** ** ***** ***** * shall be ********* *** *** ** ******** **** ******** *** ******** ******* * ******]
(b)
Intentionally Omitted.
2.12
Cooperation Covenant. Subject to the terms and conditions of this Agreement and as reasonably requested by Customer in writing (e-mail is sufficient from a Senior Vice President of Customer’s Billing Strategy and Operations) with sufficient detail and authorizations for CSG to meet the Customer request[* *** ****** ****** to ********* with ******** **********, in **** *****, and in a ****** ******* to ****** in the *********** and ******* of the Products and Services **** ********** ******* ******* ********** and ***** ***** ********** ******** by ******** for use in connection therewith. Subject to the terms and conditions of this Agreement, in the event the foregoing requires a *********** ******** ****** to ****** **** **** ***, CSG to provide ************ *********** ** **** *********** ******** ******, or *** to **** **** *********** ******** ******, Customer will ********* **** and ****** CSG, ********** and in **** ****** in requiring *** *********** ******** ****** to negotiate in good faith with CSG to execute a ************** *********, *** ***** ***** ****** or ******** *********, or any other ********* CSG in *** **** ********** ***** ** ************ ********** in connection with CSG’s provision of ********** to Customer as provided in this Section 2.12. Such ****** ** **** or ************ *********** as described in this Section 2.12 provided by CSG to a *********** ******** ****** shall include, at a minimum, the **** and ************ *********** *** ******** to ******** in the ****** ****** of *********] Products and Services to Customer under this Agreement.
Article 3

SERVICES
3.1
Recurring and Facilities Management Services

. Pursuant to the terms and conditions of the Agreement (including, but not limited to, the attached Schedules and Exhibits), and for the fees set forth in Schedule F, CSG agrees to provide to Customer, at Customer’s request, the Recurring Services set forth in Schedule C. Customer may also receive CSG’s standard facilities management services for any Products where given services are offered by CSG and requested by Customer.

3.2
Technical Services
3.3
. During the Term of this Agreement, CSG shall provide certain consulting, development and/or integration services (“Technical Services”) required by and described in one or more statements of work (each, a “Statement of Work”), which the Parties may mutually agree to in writing from time to time and which shall be substantially similar in form to Schedule D. The Parties may use an Expedited Statement of Work (also known as an “E-Statement of Work” or “E-SOW”) in form substantially similar to Schedule D-2 for certain matters as they may agree, provided that with respect to each such matter: (a) Project Fees will not exceed [**********] (inclusive of Reimbursable Expenses, if any), (b) the Completion Date will be less than [****** **** ****] from the Commencement Date, (c) the Project will not include development or implementation of any [******* ***********] projects, and (d) the E-SOW will not be subject to Change Orders, except Change Orders shall be permitted in order to terminate the E-SOW or to amend the E-SOW so long as such amendment of the E-SOW does not contradict the requirements set forth in (a) through (c) of this sentence. Customer will pay CSG any fee(s) set forth in a Statement of Work executed by both Parties, as well as any Reimbursable Expenses incurred in connection with the Technical Services performed by CSG, in accordance with the terms and conditions of this Agreement. CSG and Customer acknowledge that all Statements of Work shall form an integral part of this Agreement. Notwithstanding the foregoing text of this Section 3.2, at no additional charge to Customer, CSG shall provide Customer [***** *** ***** ** Technical Services ********, which Customer may utilize for *********** *************** ******* *********** ********* and other mutually agreeable tasks (including ***********] services, but not including any activity for which a specific fixed charge is identified in Schedule F of the Agreement, as amended, or any SOW, LOA or E-SOW) for use by Customer’s information technology and customer care department or, upon the approval of Customer’s Senior V.P. of Customer Care, any other Customer department (the “Technical Service [***** ******]”). The charges for all Technical Services provided by CSG during the Term will first be applied against the [********* ******* ***** ******] unless expressly agreed by a Senior Vice President of Customer’s Billing, Strategy and Operations pursuant to an applicable Statement of Work or other document as provided in this Agreement.
3.4
Location and Access

. CSG may perform the Technical Services at Customer’s premises, CSG’s premises or such other premises that Customer and CSG may deem appropriate. Customer will permit CSG to have reasonable access to Customer’s premises, personnel and computer equipment for the purposes of performing the Technical Services and Implementation/Conversion Services at Customer’s premises. All access described in this subsection 3.3 will be subject to Customer’s security procedures and standard access agreements, a copy of which is attached as Schedule L. Customer shall not request or require any CSG employee or Third Party Contractor to sign a version of Schedule L, any documentation or agreement, other than for routine access (e.g., signing in at the security desk and presenting government issued identification) to Customer’s facility or facilities, without first presenting to CSG’s Vice President of Professional Services or Vice President of the Customer Business Unit. In no event shall a CSG employee or Third Party Contractor be personally liable to Customer as a result of signing any Customer documentation or agreement.

3.5
Change Order

. A Statement of Work may be amended from time to time upon agreement of the Parties and execution of a modification to the Statement of Work (“Change Order”). Requests for a Change Order shall be made in writing to the other Party. If CSG rejects a request from Customer for a Change Order, CSG shall proceed to fulfill its obligations under the Statement of Work. CSG will not unreasonably withhold requests for Change Orders by Customer.

3.6
Insurance

. CSG will be responsible for obtaining and maintaining appropriate insurance coverage for its activities under Article 3 with a carrier or carriers selected by the CSG with an A.M. Best financial rating of at least A-, VIII and reasonably satisfactory to Customer. Such insurance shall include, but not be limited to:

(a)
Commercial General Liability Insurance: Covering CSG in performing activities under Article 3, including Product/Completed Operations and Contractual Liability insurance, in at least the amounts set forth below:

Bodily Injury/Property Damage Per Occurrence [* *********

Personal and Advertising Injury * *********

General Aggregate * **********

Product/Completed Operation Aggregate * **********

Med Expense (any one person) * *****]

(i)
CSG may satisfy the limits above through a single primary policy or a combination of a primary and one or more excess policies so long as such excess policies meet the requirements of this section.
(ii)
The policy shall name Charter as an additional insured under an additional insured endorsement form reasonably acceptable to Charter.
(iii)
The policy shall provide standard contractual liability coverage.
(iv)
The policy shall be primary to, and non-contributory with, any insurance or self-insurance maintained by Charter.
(v)
The policy shall provide a waiver of subrogation in favor of Charter. CSG waives all rights against Charter to the extent of any damages covered by any commercial general liability policy obtained by CSG to satisfy this requirement.
(b)
Automobile Liability Insurance: Covering any owned, scheduled autos, hired autos and non-owned autos used by CSG in performing the Work with a combined single limit of [***********] per claim.
(i)
CSG may satisfy the limits above through a single primary policy or a combination of a primary and one or more excess policies so long as such excess policies meet the requirements of this section.
(ii)
The policy shall contain physical damage coverage, including collision and comprehensive coverage.
(iii)
The policy shall name Charter as an additional insured under an additional insured endorsement form reasonably acceptable to Charter.
(iv)
The policy shall provide a waiver of subrogation in favor of Charter. CSG waives all rights against Charter to the extent of any damages covered by any automobile liability policy obtained by CSG to satisfy this requirement.
(c)
Worker’s Compensation Insurance and Employer’s Liability Insurance: The workers’ compensation policy shall provide limits of at least that amount necessary to satisfy the minimum statutory requirements of the workers’ compensation act of any applicable state.
(i)
The employer’s liability policy shall provide minimum limits of [********** per occurrence for bodily injury, ********** per employee for bodily injury by disease, and **********] aggregate limit for bodily injury by disease.

(ii)
If CSG, or any individual or entity on behalf of, or at the direction of, CSG uses an employee leasing firm or temporary labor company, CSG shall provide Charter with evidence of workers’ compensation and employer’s liability insurance with an alternate employer endorsement in favor of Charter and shall require such employee leasing firm or temporary labor company to maintain statutory levels of workers compensation coverage.
(iii)
CSG waives all rights against Customer for recovery of damages to the extent these damages are covered by the workers’ compensation policy required herein (including damages covered under any employer’s liability coverage part). The policy shall contain a waiver of subrogation provision precluding the insurer’s right to subrogate against the parties identified in this sub-paragraph, at least to the extent of this waiver.
(d)
Professional Liability / Errors and Omissions / Cyber Liability Insurance: Professional Liability / Errors and Omissions / Cyber Liability Insurance with minimum limits of [*********** in the aggregate, that provides coverage for CSG’s liability arising from for ******** ******** ******** ********* ************ ** ********* ***** ***** ** *********** ** ***** ************ ****** ** ******* ************ and errors or omissions in the provision of CSG Products and Services. The policy shall not exclude ************ ***** ** ********** ******* *****] as elements of covered damages for which CSG is liable.
(e)
The policy shall name Charter as an additional insured under an additional insured endorsement form reasonably acceptable to Charter.
(f)
Additional Coverage Terms
(i)
Notice of Cancellation: To the extent commercially available, all of the insurance policies shall provide that in the event that the policy should be canceled, such cancellation shall not be effective until [****** **** ****] after Charter has received written notice of such cancellation from the insurance company, and such [******] notice shall be noted on all insurance certificates.
(ii)
Cancellation of Policy: In the event of any cancellation of any policy, Charter reserves the right to provide replacement insurance coverage in the same amounts, upon providing reasonable advance notice to CSG, to charge any premium expense therefor to CSG, and to deduct such cost from any amounts due or becoming due to CSG hereunder. If CSG becomes uninsurable, Charter reserves the right to terminate this Agreement with the same effect as if CSG were in default of its obligations under this Agreement as provided in Section 6.1(c).
(iii)
Insurance Coverage Condition of Work: CSG shall provide a Certificate of Insurance to Customer within [*** **** ******** ****] of the Effective Date of this Agreement with all insurance requirements under this Section 3.5.

Evidence of Insurance: All copies of certificates of insurance submitted to Charter shall be in form and content acceptable to Charter, and in a form and content consistent with insurance industry standards.

3.7
Prudent Use of Resources

. In the provision of all Services, CSG will seek to provide such services in a cost-effective manner and will advise Customer of different options for attaining any goal or development specified in this Agreement, including any proposed Statement of Work. CSG will use commercially reasonable efforts to cooperate with Customer and to provide services in a timely manner and with minimal disruption to Customer’s operations. In providing any Services, CSG shall be entitled to rely upon and act in accordance with any reasonable instructions, guidelines, data or information provided to CSG by the employees or Agents of Customer who have actual or apparent authority to provide such instructions, guidelines or information, and CSG shall [*** ** ******* ** ******* incurred by Customer or its Agents that ****** ******** **** ***** ********** *******] in doing so. In addition, if an action is brought by a third party against CSG directly related to [***** ********** ********] on any instructions, guidelines, data or information provided to CSG by the employees or Agents of Customer who have actual or apparent authority to provide such instructions, guidelines or information, and [*** *** *** ** ****** ** **** *********],

Customer will defend CSG against such action at Customer’s expense and pay all damages (including punitive damages) awarded to any such third party.

3.8
Optional and Ancillary Services

. At Customer’s request, CSG shall provide optional and ancillary services, including but not limited to any described in Schedule F at CSG’s then-current prices, or as may otherwise be set forth in Schedule F, and, where applicable, on the terms and conditions set forth in separately executed Schedules to this Agreement.

3.9
Intellectual Property

. All patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer, including, but not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services (“Deliverables”) are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable SOW. During the term of this Agreement, Customer provides to CSG a non-exclusive right to use Customer’s Intellectual Property necessary to provide the Services; provided, that any use of Customer’s name and marks shall be consistent with Customer’s issued guidelines. Customer shall have no proprietary interest in CSG’s billing and management information software and technology and agrees that, unless specifically set forth in an SOW, any Deliverable is a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law, and in such case, Customer will have a perpetual, for the term of the Agreement, fully-paid right to use such Deliverable. Nothing in this Agreement will require Customer to utilize any Deliverable in its systems.

3.10
Addressable Interfaces.

With respect to any Technical Services related to addressable interface launches or processing changes described in Exhibit E-2 (Addressable Interface Launches and Processing Changes) of Schedule E (Addressable Interfaces) (“Interface Projects”), the Parties shall comply with the procedures set forth in this Section 3.9. Customer’s requests for Interface Projects shall be sent to CSG’s Customer Business Unit in writing or via e-mail. CSG shall send Customer an electronic technical services request, in the form of an E-SOW. The E-SOW shall include the CSG project number, billing system/principal, project description, estimated start/completion date, estimated costs, Customer’s project owner, CSG’s project owner, and any additional terms relevant to the project. Prior to CSG’s commencement of such Technical Services, Customer shall return the signed E-SOW to CSG with Customer’s internal purchase order number. All Technical Services related to Interface Projects shall be subject to the terms and conditions set forth in Exhibit E-2 of Schedule E (“Addressable Interfaces”) to the Agreement. All Technical Services performed pursuant to a E-SOW and related to Interface Projects shall have an estimated cost no less than [*** ******** dollars *********** and no more than ***** ******** dollars ************]. In the event the estimated cost is less than [*** ******** dollars ***********] such work shall be billed to Customer through CSG’s program request documentation. In the event such estimated costs exceed [***** ******** dollars ************], such Technical Services shall be performed pursuant to a Statement of Work as described in Section 3.2 of this Agreement. In addition, the Parties agree that any other Technical Services billed at an hourly rate or a contracted fixed rate may be performed pursuant to a E-SOW, provided the estimated fees for such Technical Services does not exceed [***** ******** dollars ************]. Notwithstanding the above, the Parties may mutually agree to execute a Statement of Work rather than a E-SOW for any Technical Services described in this Section 3.9.

3.11
Discovery Support.

(a) CSG acknowledges and agrees that from time to time in the course of its business Customer may determine that it has a desire or obligation, or CSG has an obligation as a result of a third party subpoena for an action which Customer is a party in connection with disputes before or involving government agencies, courts, or other parties to litigation or arbitration proceedings, to preserve, code, collect, manage, and produce (“Obligations”) certain data that CSG maintains pursuant to this Agreement. Subject to the terms of this Section 3.10, CSG agrees to exercise

[************ ********** *******] to effect, as reasonably instructed by Customer or as required by a third party subpoena which Customer is a party, compliance with such Obligations.

(b) Subject to Section 3.2, CSG may make [********** ******* *** *** **** ******** ** *** *********] in complying with any request of Customer under this section, not to exceed the amounts set forth under Schedule F for related development work but [***** *** ********* ** *********** ** ********** *********. For purposes of clarification, CSG shall *** ** ******** ** ************* or ******* of *** ****, ***** or ******** incurred by it to **** or ****** ***** ******] with respect to its Obligations under this Section 3.10 or for any testimony provided by CSG as may be requested by Customer, including requests made by Customer in order for Customer to present evidence of the means and methods by which Customer exercised its Obligations in any dispute or proceeding, whether such evidence is requested in connection with a Rule 30(b)(6) proceeding or otherwise; provided, however, that such limitation will not abrogate or otherwise limit Customer’s indemnification obligations under this Agreement. Notwithstanding, Customer shall be invoiced for the corresponding fees as set forth in Schedule F for the provision of data and information to which Customer already has access and the ability to retrieve itself through the normal course of its use of the Products and Services, but which CSG has researched, collected and provided in response to a Customer issued subpoena or Customer request. Customer agrees that should its request require investment in hardware or software by CSG for discovery support, CSG shall provide estimates and costs of providing same and Customer agrees to pay for such costs in the event it requests CSG to proceed.

(c) Notwithstanding the foregoing, during the Term and at no additional charge to Customer, CSG shall provide Customer [****** **** *****] of such discovery support services per proceeding. In the event Customer uses or anticipates using more than [****** **** *****] of such support, requiring CSG investment in hardware or development work, such support shall be conducted pursuant to a mutually agreed upon SOW, [*** *** **** ******** ** ******** * ***** ********* ******* will apply to all support provided after the initial ****** **** *****, which will be **** ** ******]. For any invoice associated with the foregoing, CSG will provide supporting documentation consistent with supporting documentation provided with respect to technical services.

(d) Customer and CSG recognize that certain requests for data or other information may entail or require some level of utilization of copyrighted, patented, trade secret or other proprietary technology of CSG. CSG consents to the use of such technology for such purposes and agrees to provide the requested information and/or discovery support necessary to retrieve the requested information, subject to additional fees, and Customer agrees, upon request of CSG, to take all reasonable steps requested and available to protect the copyrighted, patented, secret or proprietary nature of such technology, which shall include but not be limited to subjecting the foregoing to protective order, requiring outside counsel or consultants to sign a non-disclosure agreement with CSG, but in any event it shall be in CSG’s reasonable discretion whether Customer is provided access to such technology.

(e) CSG further acknowledges that such requests may require the collection and production of data with respect to subscribers that have been divested by Customer and agrees to collect and produce such information with respect to the period during which such subscribers were Connected Subscribers; provided that CSG may withhold such information as it relates to the period after the date upon which any such divestiture is consummated unless and until CSG receives the approval of any acquiring entity to provide same (which approval will be deemed acceptable to CSG if the acquiring entity executes an Interim Agreement as provided in Schedule N). Customer agrees to indemnify, defend and hold CSG harmless against any and all losses and/or damages incurred by CSG that arise directly from CSG’s provision of support services requested by Customer.

Article 4

MAINTENANCE AND SUPPORT
4.1
Support Services

. Subject to payment by Customer of the fees set forth in Schedule F, and through the Term of this Agreement as set forth in section 1.2, CSG will provide Customer its support and maintenance of the [************ *******] of each licensed Product (excluding any customization) and Services as described on Schedule H (“Support Services”), and each Party also agrees to comply with all other terms and conditions of Schedule H. Included in the Support Services at the rates provided in Schedule F is support of the [************ *******] of the licensed Products via CSG’s Product Support Center, publication updates, and the fixes, updates, upgrades or new versions or any other major and minor enhancements of the Products or Documentation that CSG may make generally available to its customers (the “Updates”).

4.2
Exclusions

. If Customer is not utilizing the Products in a [********** *********** or Customer has added ***** ***** ************], Customer shall be responsible for making all necessary modifications to such third party applications to ensure they function properly with the Updates. [****** ******** *************] are not included in Support Services as Updates but are covered as Technical Services under Section 3.2. The Support Services do not include (i) [*************] to any Product, or (ii) maintenance and support of any [************* ** *** ***** ***** ***** ********]. The maintenance and support for Third Party Software is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no obligation to provide such maintenance and support with respect thereto and Customer must look solely to the licensor.

4.3
Limitations

. CSG will not be required to (i) develop and release Updates except as required by the Support Services, including without limitation bug fixes, (ii) customize Updates to satisfy Customer’s particular requests, or (iii) obtain updates or enhancements to any Third Party Product. If an Update replaces a prior version of the CSG Software, Customer will destroy such prior version within [****** **** ****] of installing the Update, except that it may retain one copy for archival purposes.

4.4
Training

. CSG shall provide initial training and education services with respect to the operation of the Products and Services for the fees set forth in Schedule F or as part of the [********* ******* ***** ******]. CSG may provide additional training and education Services to Customer upon request from time to time at an additional cost as identified in Schedule F or as agreed upon in a Statement of Work or as part of the [********* ******* ***** ******]. Customer will have the right to make an unlimited number of copies of the class materials and user items described in Schedule G for purpose of training across Customer’s enterprise, including, without limitation, Customer’s third-party vendors that subject to confidentiality obligations at least as protective to CSG as those provided in this Agreement.

Article 5

PAYMENT TERMS
5.1
Fees and Expenses

. CSG will provide the Products and Services for the fees set forth in Schedule F, other Schedules hereto or an applicable Statement of Work. Customer shall also reimburse CSG for reasonable, out‑of‑pocket expenses (“Reimbursable Expenses”), without markup, including travel and travel‑related expenses, which are incurred by CSG for travel approved by Customer in connection with CSG’s performance hereunder.

5.2
Invoices and Payment

. Customer shall pay [*********** ****** amounts due hereunder within ********** **** **** after the date ** *******. Any amount not paid within ********** **** **** after the date ** ******* shall thereafter bear interest until paid at a rate equal to the lesser of *** *** ******** ******* (****) per *****], not compounded, and the maximum rate allowed by applicable law. Customer shall pay all amounts due in United States currency. For an invoice (including parts of an invoice) to be considered “[********]”: (a) Customer will notify CSG in writing (including by email) to the attention of a member of the CSG billing department and (b) such [******* must be in **** *****]. Neither Customer’s failure to [******* the accuracy of any invoice within ********** **** **** of the *******] date, nor Customer’s payment of any invoice, shall be deemed to constitute Customer’s agreement to the accuracy of the amounts charged therein.

5.3
Adjustment to Fees

. The Parties acknowledge and agree that (i) the fees set forth in this Agreement are current as of [******* ** ****, and include the ****** ********** ** **** applicable as of such date; (ii) the fees set forth in this Agreement do not reflect the fees that were in effect for the period beginning upon the ********* **** and ending ******** *** **** ****** **** *** ** *** ***** ** *** ******** *********); and (iii) the next ****** ********** ** **** under this Agreement shall not occur until ******* ** ****]. Effective [******* ** ****], and for each year during the Term, all fees included in this Agreement, except [********* as defined below, shall be increased ******** by the lesser of (x) ****** ******* (***) of an amount equal to the ******* ******* of the ******** ****** **** ******], prior to CSG’s notice, of the published (“CPI”) Consumers Price Index, All Urban Consumers, All Items, U.S. City Average 1982-1984, published by the U.S. Department of Labor or any successor index (“[****** Adjustment to Fees”) or (y) ***** ******* ****]. The [******] Adjustment to Fees shall be communicated to Customer no later than [********] of the preceding year, provided, however, that the failure to provide timely notice of the [******] Adjustment to Fees will not relieve Customer of the [******] Adjustment to Fees, except that such [******] Adjustment to Fees will be effective prospectively from the later of [*******] or the actual date that such notice is provided. CSG may modify the fees payable by Customer for [***** *** ********* ************* at any time equal to ********** ********* to ********* ***** that may be ****** ***** to *** from its ********* *******]. For avoidance of doubt, such fees payable by Customer for [********* shall *** ** ******* to *** ***** ********** under this section 5.3 other than ********* ************ to ***** ******* of the ********* as described herein. In addition, CSG agrees to **** ******* to ******** the ****** of *** ********** ******** in ********* ***** that may be ******** to *** **** its ******** *******. Customer will be notified in writing (e-mail shall suffice) of any ********* ***** ********* or ********* no less than ****** **** ****] prior to the application of such change. CSG will provide to Customer, no later than the last day of [******** of each year during the Term, * ***** **** reflecting the ************ ***** for **** ******* and *******] included in Schedule F. However, the prices described in Schedule F, as adjusted in accordance with this Section 5.3 and reflected on the [******] Adjustment to Fees, shall govern in the event of a discrepancy in the [***** ****] and any of the foregoing. If CSG or Customer determines that it has any inquiries or problems or believes there are errors or discrepancies with respect to any amounts identified in the [***** ****], either party shall notify the other party (e-mail shall suffice) and the parties shall discuss such discrepancy and come to resolution within [****** **** ****] of the date of such discrepancy notice.

5.4
Taxes

. All amounts payable by Customer to CSG under this Agreement do not include any applicable use, sales, or other taxes that may be assessable in connection with this Agreement. Customer will pay any such taxes in addition to the amount due and payable. If CSG pays any such taxes, it will separately identify such amount on the applicable invoice; however in the event CSG does not provide the tax on the applicable invoice it may provide the tax on a subsequent invoice without violating this section. If Customer pays any such tax directly to the appropriate taxing authority, Customer shall furnish CSG with the official receipt of such payment. Customer shall not, however, be liable for any taxes based on CSG’s net income. Notwithstanding the foregoing, Customer shall not be required to reimburse CSG for (a) any tax penalties assessed as a result of CSG’s failure to timely pay any tax, (b) any taxes invoiced by CSG more than [***** **** ****] after the date such taxes were paid, or (c) any taxes not paid by CSG within [*** ******* ****** *****] days after CSG first had knowledge that such taxes were due and owing, except to the extent that Customer agrees to any nonpayment or delayed payment of such taxes.

5.5
Delivery

. CSG shall deliver all Software and all Documentation to Customer promptly after the Effective Date by making such Software and Documentation available for [********** ******** at Customer’s *** ****** ******** ********]. CSG will not deliver any Software on tangible media except as mutually agreed upon in writing. The delivery terms on any purchase order or other ordering document may not supersede this Section 5.5.

5.6
Set-Off

. Notwithstanding anything to the contrary set forth in this Agreement, the Parties agree that any and all undisputed payments, damages or liabilities due and payable by Customer to CSG under this Agreement are subject to set-off by Customer against any undisputed payments, damages or liabilities due and payable by CSG to Customer under this Agreement. The Parties further agree that any and all undisputed payments, damages or liabilities due and payable by CSG to Customer under this Agreement are subject to set-off by CSG against any undisputed payments, damages or liabilities due and payable by Customer to CSG under this Agreement. Any set off permitted by this Section 5.6 shall have a reasonable basis and include references, explaining the reasons for the set off.

5.7
Equipment Purchase.

(a) Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to servers, power supply, workstations, printers, concentrators, communications equipment and routers (“Required Equipment”) that are necessary at Customer’s place of business in order for Customer to utilize the Services and the Products. Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment. At Customer’s request and subject to the terms and conditions of a Statement of Work, CSG will consult with, assist and advise Customer regarding Customer’s discharge of its responsibilities with respect to the Required Equipment, and Customer may purchase from CSG any Required Equipment on terms and conditions set forth in a separately executed purchase agreement.

(b) If necessary for Customer to receive the Products and/or Services, Customer may purchase from CSG a data communications line from CSG’s data processing center to each of Customer’s system sites receiving Products and/or Services (“System Sites”), as appropriate. Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees set forth in Schedule F.

Article 6

TERMINATION
6.1
Termination

. This Agreement or any one or more of the Statement(s) of Work or attached Schedules may be terminated as stated below.

(a) If Customer or any of Customer’s employees or consultants breach any material term or condition of this Agreement involving the [******* ** * ******* ** *******, and such breach remains uncured for a period of ******* **** ******** ****] after written notice by CSG to Customer, CSG may, at CSG’s option, terminate this Agreement in its entirety or only as it pertains to the affected Product, Deliverable or Service, upon written notice to Customer, and without judicial or administrative resolution. Notwithstanding the foregoing, if a breach as specified in this Section 6.1(a) is incapable of cure within the [******* **** ******** *** period, CSG may terminate this Agreement immediately ****** ******** *** *********** **** ** ** ****** ************ ********** ******* ** **** **** ******].

(b) If Customer fails to pay when due any undisputed, invoiced amounts due hereunder within [****** **** ****] of receiving written notice of failure to pay in accordance with the terms of this Agreement, CSG may, at CSG’s option, terminate this Agreement in its entirety, or only as it pertains to the affected Product, Deliverable or Service, upon prior written notice to Customer, effective as of the date specified in such notice of termination.

(c) If either Party fails to [************* ****** with a material obligation hereunder other than those identified in Subsections 6.1(a) and 6.1(b) above, or repeatedly fails [** ************* ******] with any other obligation(s) hereunder which failures, taken as a whole, constitute a material breach, and fails to cure such breach within [****** **** **** (except for CSG’s obligations in the following Sections, for which the cure period will be

******* **** ****: ****** ** ******** **** as provided in Section 6.2 and ********** ******** *** ************ as provided in Section 6.2) after receiving written notice specifying the breach or, for those breaches ***** ****** ********** ** ***** ****** *** ********** **** ******, ***** ** ******** ****** **** ****** *********** and ***** ** **** **** ****** ****** * ********** ****** ** ****] (in light of the circumstances under which such breach occurred), the non-breaching Party may, by giving written notice, terminate this Agreement in its entirety or as it pertains to the affected Product, Deliverable or Service as of a date specified in such notice of termination. The Parties agree and acknowledge that the determination of whether any breach or obligation is “material” for purposes of this Section 6.1(c) [****** ** ***** ** ********** ** ** *** **** ** **** *********. Consequently, ** ****** ** ***** ************ ********* or ****** ** ****** ********** ******* under this Agreement may be **** ** * *****] for determining whether any breach or obligation is “material” for such purposes. If Customer terminates this Agreement pursuant to this Section 6.1(c), it shall not be subject to [*********** *********].

(d) If either Party becomes subject to an Order for Relief under title 11, United States Code, or makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, seeks reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or does not, becomes unable to, or admits in writing that it cannot pay its debts as they become due and payable, then the other Party may, by giving written notice thereof to such Party, terminate this Agreement as of the date specified in such notice of termination. If Customer terminates this Agreement pursuant to this Section 6.1(d), it shall not be subject to [*********** *********].

(e) Customer may terminate this Agreement on [*** *** ******* notice, if at any time (i) *** ********* ** *** ******** ***** **** ***** ******* ************ ******** ********, and (ii) CSG’s *********** of the Products and Services fails to meet ******** ******** **********] related to North American cable and direct broadcast satellite communications industries (including FCC mandates and other federal regulatory requirements) or a majority of such [*********** activities are intended to serve an ******** ********] other than the North American cable and direct broadcast satellite communications industries, subject to reimbursement by Customer of [***** ******* (***) of the ********** ********* ******* ******** **** ** ********] under this Agreement. CSG agrees to certify on an [******] basis (between January and March of each year beginning in calendar year 2023) to the number of [******** ******** ********* on ***** ********]. CSG may provide such certification to Customer via email to Customer’s Senior Vice President of Customer’s Billing Strategy and Operations or a Customer representative of similar or higher authority.

(f) Customer may terminate this Agreement in accordance with Section 7.2 or 8.3. If Customer terminates this Agreement pursuant to this Section 6.1(f), it shall not be subject to [*********** *********].

(g) Either Party may terminate this Agreement in accordance with Section 12.7.

In the event of termination or expiration of this Agreement, this Agreement (other than Customer’s [*********** *********** and ******* *** obligations) shall remain in full force and effect until the **** Connected Subscriber is ***********]. For the avoidance of doubt and without limiting the foregoing, Customer shall be authorized to exercise all of its rights and licenses under Section 2 and CSG shall be required to perform all Services contemplated in this Agreement with respect to each [*********** Connected Subscriber until such time as **** Connected Subscriber is ***********]. Upon the [************ of ***] Connected Subscribers, all rights granted to Customer under this Agreement (or the relevant rights applicable to a portion of the Agreement) with respect to the terminated Products, Deliverables and Services will cease, and Customer will promptly (i) purge all terminated Software from the Designated Environment and all of Customer’s other computer systems, storage media and other files; (ii) destroy the Product(s) and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and (iv) pay to CSG all undisputed fees that are due, invoiced, and unpaid pursuant to this Agreement. Notwithstanding the foregoing, Customer may retain one copy of the Software, Products and Deliverables with its legal counsel solely to provide a record of such Software for archival purposes. For purposes of this Agreement, “[*********” (and derivations) refers to the act of ******** a Connected Subscriber from

Customer’s ********** ****** **** *** ****** ******** ******]. Once a Connected Subscriber is [***********], it will no longer be counted as a Connected Subscriber for purposes of Schedule F.

6.2
Transition Assistance.

Provided that Customer has paid CSG any and all then-owed undisputed, invoiced, and unpaid fees and expenses due hereunder as of the date of termination, expiration or transfer (as applicable), upon (a) expiration or earlier termination of this Agreement by either Party for any reason, or (b) Customer’s transfer of Connected Subscribers to a third party, CSG will promptly provide Customer with all Deconversion and Transition Assistance reasonably requested by Customer (which may include, for example, Customer Data and for the fees provided in Schedule F, continued billing services, Products, Services and support, if requested, until such time as the Deconverted Connected Subscribers are active and enabled for billing through a successor billing platform) until the earlier of expiration of the Term or the effective date of termination, provided however Customer shall not be entitled to the [********** ********* *****] on a one to one basis for any Deconverted Connected Subscribers. In addition, provided Customer has paid CSG any and all then-owed undisputed, invoiced, and unpaid fees and expenses due hereunder as of the effective date of termination or expiration (as applicable), Customer shall have the option of requesting Transition Assistance (which may include, for example, Customer Data and, for the fees provided in Schedule F, continued billing services, Products, Services and support, if requested, until such time as the Deconverted Connected Subscribers are active and enabled for billing through a successor billing platform) for [*********** **** ******] from the date of such expiration or effective date of termination (“Transition Assistance Period”); subject to the following conditions being met:

(a)
Customer (i) meets the [******* ********** ** *********** ********** ****** during the Transition Assistance Period or (ii) pays the difference between the actual ****** ** ********** ****** during the Transition Assistance Period and *********** *********** ******* ********** by the applicable ********* *** **** as provided by the then-current *** **** ***** ***** *** ** ** ********** ********* *********** in Schedule F, Section 1. CSG Services, Subsection I. Processing, Subsection A. Video, High Speed Data, and Residential Services, subsection i) ***** ******** ****** ******* for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services (per ********* **********]);
(b)
Customer notifies CSG of its election to exercise its option to utilize the Transition Assistance Period no later than [*** *** ******] prior to the effective date of termination or expiration (as applicable), email from a Senior Vice President of Customer’s Billing Strategy and Operations or higher shall suffice as notice;
(c)
Customer shall no longer be entitled to the [********** ********* *****] during the Transition Assistance Period;
(d)
CSG shall invoice and Customer shall pay [** ********** ******* ******* ***** of the then ******* *** (the “*** ********]”);
(e)
CSG shall invoice and Customer shall pay all other fees during the Transition Assistance Period;
(f)
CSG agrees to waive the application of Section 5.3, Adjustment to Fees for the [***] during the Transition Assistance Period which such waiver shall not exceed [*********** **** ******]. However, CSG in its sole discretion may apply an adjustment to fees as provided in Section 5.3 Adjustment to Fees to all other fees during the Transition Assistance Period.

Unless otherwise provided as a result of Customer exercising its option to a Transition Assistance Period, all Transition Assistance will be provided to Customer at the applicable rates in Schedule F, provided however, CSG shall use commercially reasonable efforts to factor in [********* ** *****] to its fees, except for fees related to the provision of Products and Services as provided in Schedule F, for [**** ******] deconversion projects. Such Deconversion and Transition Assistance shall include and be limited to, unless otherwise agreed pursuant to a Statement of Work: (a) the right to receive up to [***** *** **** of the ******** ********** ****** **** ****] during the Deconversion process and the [***** **** ***] period thereafter; and (b) unlimited access to a subject matter expert to answer Customer’s questions for [**** *** ****], which need not be consecutive, during normal business hours (8:00 am – 5:00 pm Central). In all cases, CSG will provide all Customer Data in CSG’s possession in its standard deconversion format (including available historical data) unless another format is reasonably requested by Customer subject to reasonable additional fees. Without limiting the foregoing, the Parties agree that CSG will prepare and provide to Customer deconversion files upon the request of Customer; provided, however, that CSG may hold any deconversion files requested by Customer for any purpose other than a Deconversion in accordance with this Agreement for a period of up to [**** *** ****] after the effective cutoff date of such deconversion files (“Transition Assistance”). Customer shall not receive a second set of deconversion files for the same set of system principals, which set of deconversion files will reasonably enable Customer to Deconvert and transition to another billing provider, until either (x) Customer has paid the [***** ******** ****** with respect to the ******* **** ******* **********] or (y) this Agreement has expired or been terminated (or a termination notice has been served) and Customer has fulfilled its obligations to pay any applicable [*********** *********] or payment obligations provided in Section 1.2 Term for the Additional Term as applicable.

6.3
Delivery of Items. Upon the expiration or termination of this Agreement for any reason, Customer will pay CSG pursuant to the terms of this Agreement the undisputed fees and Reimbursable Expenses that are due, invoiced and unpaid for the Technical Services and Deliverables that CSG has performed. At any time (upon request by the disclosing Party) the receiving Party will, deliver to the disclosing Party all notebooks, documentation and other items that contain, in whole or in part, any disclosing Party Confidential Information used in performance of the Technical Services.
6.4
Discontinuance [***

. (a) Non-Print and Mail Processing. The Parties have mutually agreed upon *** **** *** ********* *** **** Products and Services provided hereunder based upon ******* ******* ******* ** ******** ********* *** *** **** of this Agreement. Customer understands that without the ********* ** ******* ******** ** *** *********** set forth in this Agreement, CSG ***** **** **** ********* to provide the Products and Services in accordance with the terms set forth herein. ******* ** *** ********** ** ************ ***** ****** ******* *** * *********** ** **** ********* ** ******** ******* ***** ** ***** ****** of this Agreement by Customer resulting in termination of this Agreement by CSG, ******** ****** ***** **** *********** ** **** ********* ** *** ******** *** ******* ***** **** ** * ***** ******** ** ******* **** ** ** ******** ******** ** ******* ******* **** *** ** **** ** ******** ** *** ***** ******* **** *** *** ***** ** *** *** ******** *** ******** ********** ********* ******** **** *** ** *** *** * ********** ****** *** *** ** * ******** ** ****** ***** ** *** *** ***** ******** ****** ******* ********** ** (ii) *** *********** ******* ** *** ******* **** ******* ********** ** ****** *** ********** ****, *** ******* *********** ******** ** ******* **** **** **** ************ ************** *** **************. Customer agrees that **** ****** is a reasonable estimation of the ****** ******* which CSG would suffer ** *** **** ** **** ** ******* *** ******** ************] in this Agreement. The Parties agree that, excluding any other undisputed amounts due and owing to CSG at the time of such breach, the [********** ******* for ********* *** ****] Products and Services set forth in this section 6.4 shall be available to CSG only as set forth expressly in this subsection (a) to section 6.4, and, except as provided in subsection (b) to section 6.4, such [********** *******] shall be CSG’s sole and exclusive remedy at law or equity for termination of this Agreement prior to the Term.

(b) Print and Mail. The Parties have mutually agreed upon the fees for [***** *** **** Services provided hereunder based upon ******* ******* ******* ** ******** ********* *********** ************ *** *** **** of this Agreement. Customer understands that without the ********* ** ******* ******** ** *** *********** set forth in this Agreement, CSG ***** **** **** ********* to provide the ***** *** **** Services in accordance with the terms set forth herein. ******* ** *** ********** ** ************ ***** ****** ******* *** * *********** ** **** ********* ** ******** ******* ***** ** ***** ****** of this Agreement by Customer resulting in termination of this Agreement by CSG, ******** ****** ***** **** *********** ** **** ********* ** *** ******** *** ******* ***** **** ** * ***** pursuant to section **** or by Customer pursuant to section ******* **** *** ** **** ** ******** ** *** ***** ******* **** *** *** ***** ** *** *** ***** *** **** ******** ********** ********* ******** **** *** ** *** *** * ********** ****** *** *** ** * ******** ** ****** ***** ** *** ********** ******* ******* ***** ******** **** ****** during the *** ***

****** immediately preceding the *********** **** ********** ** (ii) *** *** ** *** ************ ***** ******** **** ********* ********** **** provided in Schedule F plus the SmartColor Print Processing rate provided in Schedule F ********** ** (iii) *** ********* ****** in the Term **** ************ ************** *** ****** *** *******. Customer agrees that **** ****** is a reasonable estimation of the ****** ******* which CSG would suffer ** *** **** ** **** ** ******* *** ******** ************ in this Agreement. The Parties agree that, excluding any other undisputed amounts due and owing to CSG at the time of such breach, the ********** ******* for ***** *** **** Services set forth in this section 6.4 shall be available to CSG only as set forth expressly in this subsection (b) to section 6.4, and, except as provided in subsection (a) to section 6.4, such ********** *******] shall be CSG’s sole and exclusive remedy at law or equity for termination of this Agreement prior to the Term.

Article 7

INDEMNITY
7.1
CSG Indemnity

.

(a)
Subject to the further provisions of this Section 7, CSG will defend in accordance with this Section 7, indemnify, and hold harmless Customer, its Affiliates, and their respective officers, directors, agents, employees and permitted successors and assigns from and against any losses, injuries, damages, liabilities, judgments, and reasonable costs and expenses (including reasonable attorneys’ fees and costs court costs) (collectively, “Losses”) relating to any third party (excluding Affiliates as defined in Schedule A) claims, demands and lawsuits (each a “Claim”) (i) that Customer’s normal anticipated use of the Products or Services infringe or misappropriate a copyright, trademark, trade secret, patent or other intellectual property right, or (ii) of any alleged negligent act or omission or failure to comply with applicable law by CSG or its employees, agents or representatives.
(b)
The obligations in Section 7.1(a) shall apply if (i) Customer notifies CSG promptly that a legal action has been commenced unless a delay in notification has not materially prejudiced CSG; (ii) Customer permits CSG to have sole control over the defense of the claim and any negotiation for its settlement or compromise (provided that no settlement that adversely affects Customer will be entered into without Customer’s written consent); and (iii) Customer reasonably cooperates with CSG at CSG’s expense in defending such claim. Customer may engage its own counsel to assist in its defense at Customer’s sole expense; provided, however, that in the event CSG fails to employ counsel to defend a Claim within a reasonable period of time and such failure could reasonably be expected to materially prejudice Customer’s ability to defend or settle such Claim, each of the applicable indemnified parties will have the right, but not the obligation, themselves to undertake, or to have another for them to undertake, the defense (including settlement) of such Claim. In either case, such defense by Customer or another indemnified party will be on behalf of, for the account of, at the sole cost and expense of, and at the sole risk of, CSG; provided further, however, that Customer or any such other indemnified party may not settle any such Claim without the consent of CSG (such consent not to be unreasonably withheld, conditioned or delayed) if such settlement admits liability on CSG’s part or imposes any liability or obligation upon CSG.
7.2
Opportunity to Cure

. If a claim described in Section 7.1 may be or has been asserted, Customer will permit CSG, at CSG’s option and expense, to (i) procure the right to continue using the Product or Service, (ii) replace or modify the Product or Service to eliminate the infringement while providing functionally equivalent performance, or (iii) if, after commercially reasonable efforts, CSG determines that the alternatives described in clauses (i) and (ii) cannot be procured using commercially reasonable efforts, accept the return of the Product or Service and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product or Service. If CSG cannot fulfill its obligations specified in (i) or (ii) within [****** **** ****] of Customer’s request for indemnification, Customer may terminate this Agreement with no further obligation or liability if the unusable Product or Service is material to Customer’s business operations. Customer may also terminate this Agreement upon notice, if an injunction is granted which prohibits

Customer from using a Product or Service, or a portion thereof that is material to its business operations, and such injunction is not lifted within [******* **** ******** ****].

7.3
Limitation

. CSG shall have no Indemnification Obligation to Customer to the extent that the infringement claim results from (i) [* ********** ** ************ ** *** ******* *** ******** ** ********** ** ******* ** ***, (ii) *** ******* ** ******** ******* ** ****** ******** ** *** or (iii) *** *********** ** *** ******* **** ***** ***** *** ********* ********** ** ********** ** ******** ** ***]. THE REMEDIES SET FORTH IN SECTIONS 7.1 AND 7.2 ARE CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR ANY THIRD PARTY INFRINGEMENT CLAIM RELATED TO THE PRODUCTS AND SERVICES.

7.4
Customer Indemnity

. In addition to Customer’s indemnity obligations in Sections 2.4(b), 2.8, 3.6 and 3.10 if an action is brought against CSG claiming that Customer’s Intellectual Property infringes a copyright, trademark, trade secret or patent, Customer will defend CSG at Customer’s expense and pay all damages (including punitive damages) awarded against and reasonable costs incurred by CSG in the infringement action, but only if (i) CSG notifies Customer promptly upon learning that a legal action has been commenced, (ii) CSG permits Customer to have sole control over the defense of the claim and any negotiation for its settlement or compromise (provided that no settlement that adversely affects CSG will be entered into without CSG’s written consent), and (iii) CSG reasonably cooperates with Customer at Customer’s expense in defending such claim. CSG may engage its own counsel to assist in its defense at CSG’s sole expense; provided, however, that in the event Customer fails to employ counsel to defend a Claim within a reasonable period of time and such failure could reasonably be expected to materially prejudice CSG’s ability to defend or settle such Claim, each of the applicable indemnified parties will have the right, but not the obligation, themselves to undertake, or to have another for them to undertake, the defense (including settlement) of such Claim. In either case, such defense by CSG or another indemnified party will be on behalf of, for the account of, at the sole cost and expense of, and at the sole risk of, Customer; provided further, however, that CSG or any such other indemnified party may not settle any such Claim without the consent of Customer (such consent not to be unreasonably withheld, conditioned or delayed) if such settlement admits liability on Customer’s part or imposes any liability or obligation upon Customer. Customer shall have no Indemnification Obligation to CSG to the extent that the infringement claim results from a correction or modification not provided by Customer. THE REMEDIES SET FORTH IN THIS SECTION 7.4 ARE CSG’S SOLE AND EXCLUSIVE REMEDY FOR AN INFRINGEMENT CLAIM BASED ON, OR RELATED TO, CUSTOMER’S INTELLECTUAL PROPERTY.

Article 8

REPRESENTATIONS AND WARRANTIES
8.1
Limited Warranty

. Except for Third Party Software, CSG represents and warrants that for a period of [****** **** ****, after the date of ********] (“Warranty Period”) the Products, and any Deliverables provided by CSG do, and will (i) conform to CSG’s published specifications in effect on the date of delivery or the specifications set forth in the applicable Statement of Work, and (ii) perform in a Designated Environment substantially as described in the accompanying Documentation. CSG also warrants that it will perform all Services in a professional and workmanlike manner. Any Third Party Software provided by CSG under Section 2.5 shall be provided AS IS. Nothing contained in this Section 8.1 shall limit CSG’s obligations to provide support, maintenance and service pursuant to the remaining provisions of this Agreement.

8.2
[** ********* ***** CSG represents and warrants that, at the time of delivery to Customer, none of the Products or Services or Deliverables **** ******* *** ******* **** ***** ** **** *** ******* ** **** ****** ** *** *** ****** *** ********* ** *** ********* ********** ********* ** *** ***** ******** *** ** ********* **** ** ********. For the foregoing purpose, such features include (i) ******** ****** **** **** ******** **** ****** **** ****** ** ***** ******** ******** **** *** ******* * ******** *******

************* **** *** ******* ** **** ** ***** *** ******** ******* ** * ****** ***** **** *******r, or (ii) any form ** ****** * ****** ****** ***** ** ***** ******** ******** ** ******** ********** **** *** *** ****** ************ ******, or (b) ******** ****** ** ********* **** ********* ********* ** ****. CSG further represents and warrants that it will not, in any way or for any reason whatsoever, ****** *** ********* ** *** ********* ********** ********* ** *** ***** ******** *** ** ********* **** ** ********. Customer’s **** *** ********* ****** for CSG’s ****** ** *** ************** *** ******** in this Section 8.2 **** ** ** ***** *** ** ******* *** ****** ****** **** ** **** ******].
8.3
Remedies

. In case of breach of warranty or any other duty related to the quality of the Products or Deliverables, CSG or its representative will correct or replace any defective Product or Deliverable within [****** **** **** or, if not practicable, CSG will accept the return of the defective Product or Deliverable and refund to Customer (i) *** ****** ******** **** ** *** ********* ** *** ********* ******* ** ***********, and (ii) * *** **** ***** ** *** *********** **** **** ******** ******** **** ** *** *** *** ****** **** **** ******* ** *********** *** *** ******]. Notwithstanding the foregoing, if the returned Product or Deliverable is material to the Products or Services, then Customer may terminate this Agreement with no further obligation or liability including [*********** *********]. In case of breach of warranty related to the Services, CSG shall re-perform such defective Services at no charge using commercially reasonable efforts. Except as expressly provided in Schedule H, Customer acknowledges that this Section 8.3 sets forth Customer’s sole and exclusive remedy, and CSG’s exclusive liability, for any breach of warranty related to the quality of the Products, Deliverables or Services.

8.4
Exclusion of Certain Warranties

. EXCEPT FOR THE WARRANTIES, CONDITIONS, REPRESENTATIONS, AND GUARANTEES EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, AND GUARANTEES WITH RESPECT TO THE PRODUCTS, DELIVERABLES, ANY THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED, TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE OVERRIDDEN, EXCLUDED AND DISCLAIMED BY THIS AGREEMENT.

8.5
General Representations and Warranties.

(a) Representations and Warranties of CSG. CSG represents and warrants to Customer that:

(i)
it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;
(ii)
it is duly qualified to do business and is in good standing in every jurisdiction in which such qualification is required for purposes of this Agreement, except where the failure to be so qualified, in the aggregate, would not reasonably be expected to adversely affect its ability to perform its obligations under this Agreement;
(iii)
it has the full right, corporate power and authority to enter into this Agreement and to perform its obligations hereunder;
(iv)
the execution of this Agreement by the individuals whose signature is set forth at the end of this Agreement, and the delivery of this Agreement by CSG, have been duly authorized by all necessary action on the part of CSG;
(v)
the execution, delivery and performance of this Agreement by CSG will not violate, conflict with, require consent under or result in any breach or default under (1) any of CSG’s organizational documents (including its certificate of incorporation and by-laws), (2) any applicable law or (3) with or without notice or lapse of time or both, the provisions of any material contract or agreement to which CSG is a party or to which any of its material assets are bound; except, in each case, to the extent any such violation, conflict, breach, or default will not have a material adverse effect on CSG’s execution of or performance under this Agreement; and
(vi)
this Agreement has been executed and delivered by CSG and (assuming due authorization, execution and delivery in the normal course of business) constitutes the legal, valid and binding obligation of CSG, enforceable against CSG in accordance with its terms, except in each case to the extent that such enforcement may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws of general application affecting the rights and remedies of creditors or secured parties.

(b) Representations and Warranties of Charter. Charter represents and warrants to CSG that:

(i) it is duly organized, validly existing and in good standing under the laws of its state of formation or incorporation;

(ii) it is duly qualified to do business and is in good standing in every jurisdiction in which such licensing and qualification is required for purposes of this Agreement, except where the failure to be so qualified, in the aggregate, would not reasonably be expected to adversely affect its ability to perform its obligations under this Agreement;

(iii) it has the full right, corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(iv) the execution of this Agreement by Charter and by the individual whose signature is set forth at the end of this Agreement, and the delivery of this Agreement, have been duly authorized by all necessary corporate action on the part of Customer;

(v) the execution and delivery of this Agreement by Charter, and the performance of this Agreement by Customer, will not violate, conflict with, require consent under or result in any breach or default under (1) any of Customer's organizational documents (2) any applicable law or (3) with or without notice or lapse of time or both, any of the provisions of any contract or agreement to which Customer is a party or to which any of its material assets are bound; except, in each case, to the extent any such violation, conflict, breach, or default will not have a material adverse effect on Charter’s execution of or performance under this Agreement; and

(vi) this Agreement has been executed and delivered and (assuming due authorization, execution and delivery in the normal course of business) constitutes the legal, valid and binding obligation of Customer, enforceable against Customer in accordance with its terms, except in each case to the extent that such enforcement may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws of general application affecting the rights and remedies of creditors or secured parties.

Article 9

LIMITATION OF REMEDIES AND DAMAGES
9.1
Protection of Data and Property

. Backup and recovery plans or backup and recovery software is not included with the Products that are located at Customer’s site(s). Any Customer documents, data and files located at Customer’s site(s) are and shall remain Customer’s property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within such Products.

9.2
No Consequential Damages/Limitation of Liability.

(a) Except for the Parties’ [************ *************** *********** and *************** *********** (excluding a ******** ****** *****]), under no circumstances will either party be liable to the other party for any consequential, indirect, special, punitive or incidental damages or lost profits, whether foreseeable or unforeseeable, based on claims or those of its customers, arising out of breach or failure of express or implied warranty, breach of contract, misrepresentation, negligence, strict liability in tort or otherwise. For purposes of this Section 9.2, a [******** ****** ***** shall mean the ************ ********** or ************ ****** to ******* ******** *********** or damages to Customer arising as a result of ***** ********* of the terms provided in ******* **** ********** ************ with ******* ** ******* ******** ***********, **** **** ********, **** **** ****** ******** or **** ******* *** ******** *******].

(b) Except for [******* ********, the Parties’ ************ *************** ***********, any ****** of the ******* ************ provided in ******* ***, ********** **** *** and *****, and the ******** described in ******** *, in no event will the aggregate liability that either Party incurs to the other Party under this Agreement exceed the amounts ******** **** ** ******* by ******** under this Agreement **** *** **** ****** ****** **** ******* ****** preceding the claim (excluding any ******* ****, ******* or **** ******** of ******** hereunder for *********** ********* and any ******* **** in ******* of **** ****** prior to such ****** **** ***** period “Liability Limit”)). CSG and Customer agree ******** ****** ***** *********** ******** of ********** *************, **** ****** *******, *** **** ** ****** **********] and shall be direct damages, not subject to the limitations set forth in subsection (a), but rather subject to the terms of this subsection (b).

(c) The existence of one or more separate events resulting in liability under this Article 9 or Article 10 shall not enlarge the foregoing limitation of liability, provided that in the event of a claim or claims triggering the [*************** *********** hereunder for cumulative liability that exceeds ************ percent ***** of Liability Limit permitted under Section 9.2(b) (the “***** *******”), such Liability Limit for ********** ****** shall thereafter be equal to ******** **/** of its *********** ******** ****** and ei**** ***** ***** **** *** ***** ** ********* **** ********* **** ******* ****** ** *** ***** within ***** **** **** after both Parties have knowledge of the occurrence of the ***** *******, with no *********** ********* and subject to ********** ***** ** ********** ********** in accordance with ******* ***].

(d) The aforementioned exclusions and limitations of damages shall be independent of, and shall survive, any failure of the essential purpose of any warranty or limited remedy stated herein, and shall apply even if a party has been advised of the possibility of such damages. Despite the foregoing exclusion and limitation, this Section 9.2 will not apply to the extent that applicable law specifically requires liability, any breach of the license restrictions provided in Section 2.2, or to any obligation to pay the [*********** ************** *** ****** *** ****** *********** ************** *** ************* ********** ************** *** ****** *** ***** ** *** ********** ************** *** ********** *** *****].

9.3
Conflicts. In the event of any conflict between the terms of this Article 9 and any limitations of liabilities set forth in Schedules B and C, the terms of this Article 9 will control. The foregoing shall not apply to any Products or Services that CSG has procured from a third party vendor (a) as provided in Schedules B and C as attached to this Agreement on the Effective Date, and (b) pursuant to an amendment to this Agreement with respect to which an explicit exception to the limits of liability in Section 9.2 for additional identified third party-sourced Products or Services has been agreed by the Parties based upon any limited liability protection afforded pursuant to CSG’s agreement with such third party vendor.
Article 10

CONFIDENTIAL INFORMATION; data integrity and security
10.1
Definition

. Customer and CSG may reveal to each other non-public information relating to each other’s business, their customers, the Products, Deliverables, Services and any Third Party Software provided hereunder that is confidential (“Confidential Information”). Confidential Information shall include, without limitation, all of Customer’s and CSG’s trade secrets, and all know‑how, design, invention, plan or process and Customer’s data and information relating to Customer’s or CSG’s respective business operations, customers, services, products, research and development, CSG’s vendors’ or licensors’ information and products, and all other information that the receiving Party should know from the markings, the nature of the information or the circumstances of disclosure. In addition, both Parties acknowledge that it and its personnel may have access to data, records and documents pertaining to such Confidential Information. Confidential Information may also include private easements, licenses, utility agreements, permits, other right-of-way granting documents, specifications, designs, business plans, schematics, drawings, software, data, prototypes, or other business, marketing technical information, and Charter Customer Information. “Charter Customer Information” shall mean the personally identifiable information of current, former, or prospective customers or employees of Customer, which includes information that identifies, relates to, describes, or is capable of being associated with a particular natural person, and which is also commonly referred to as personally identifiable information or PII. Charter Customer Information shall be treated [********** ** ********** **** ******** **** *** **** ****** *** *** ****** *** ********* ** ******* ******* **** * ******* ** *** ** ****** **** *** *********** ***** **** ******* **], shall be subject to the provisions of Section 9.2 above.

10.2
Restrictions

. Each Party shall secure and hold the Confidential Information of the disclosing Party in confidence, exercising a degree of care not less than the care used by the receiving Party to protect its own proprietary or confidential information that it does not wish to disclose (but in no event shall such care be less than that which is commercially reasonable), and specifically, the receiving Party shall maintain and secure any Confidential Information in electronic data format using security measures that meet or exceed the then-current ISO/IEC 27002 information security controls standard. Each Party agrees that it will not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing Party, which consent shall not be unreasonably withheld. However, the foregoing shall not apply in the event the third party is acting as an agent or subcontractor of such Party in performing its obligations hereunder and has executed a confidentiality agreement with the Receiving Party no less restrictive than those provided in this Agreement (“Third Party Contractors”). Each Party shall: (i) use the other Party’s Confidential Information solely for purposes of performing its obligations under this Agreement, except as the disclosing Party may otherwise agree in writing; (ii) advise and secure the agreement of those employees of their obligation to keep the other Party’s Confidential Information confidential in accordance herewith; and (iii) segregate all such Confidential Information from the confidential materials and information of the receiving Party or others to prevent commingling. [**** ***** ***** ********** ******* *** **** ******** *** ***** ***** *** *** ********* ********** ********** ******* **************** ********* *** ******** **** *** ******* *** *** *** ******* ****** ** ******** *** *** ********* ******* ******* ********** ******** ********* ****** ** ******** ********** ********** ********** ***** ******* **** *** ******** *** ** ********** ** **** ***** *** *** ********* ****** ********* ** ********** ** **** ****** ** *** ************ ***********]. Neither Party will allow the removal or defacement of any confidentiality or proprietary notice placed on any of the other Party’s Confidential Information. The placement of copyright notices on Confidential Information will not constitute publication or otherwise impair their confidential nature. Upon written request of the disclosing Party, the receiving Party shall return all Confidential Information received in tangible form, except that each Party’s legal counsel may retain one copy for its files solely to provide a record of such Confidential Information for archival purposes. Neither Party shall disclose the existence, or terms, of this Agreement without the prior written consent of the other Party, provided that the foregoing will not prohibit any disclosure that is required by law or the rules of any stock exchange or other entity where a Party’s securities are traded (collectively, a “Regulatory Disclosure”). [** ** ****** ******** *** *** ******** ********** ******** ********** *********** ******* ********** ******* ******* ******* ****** ************ ****** ** *******: *** ** **** **** *** ******** **** ***** ** ****** * ********** *********** *** **** ******* ** ******** *** ******** ******* ** **** ********** ********** **** ****** ** **** ********* ********** *** ********** ** *********** ** **** *********** ********* ** *** ******** ************ ***********; *** ****** **** ******** **** ***** ********* *** ******** ********** ********** **** **** ******** **** **** *** ***** ** ******* *** ********* ** *** ******* ** **** ********** ********** **** ****** ** ********** **** *********** ******** ********** ******** ********** ***********; *** *** **** ******** ********** ********* ********** ********** *** ** **** ***** *** **** **** ******** ****** ******* ****** ****** ****** ********** ** **** **

********** **** ********** ********* ******* ******* ** * ******** ************** ** ******* ** ****** *********** ***** ** ****** **** ********** *********** ** *** ****** **** *** ******* *** **** ******* **** *** ****** ** *******; *** *** *************** *** ********** *** **** **** *** **** *** ******** ***** ** **** ** *** ****** ** ******** **** ******* ** *** ********** ***********] Notwithstanding the above, either Party may disclose the terms of this Agreement to its bona fide agents (including attorneys, and independent auditors), Third Party Contractors and required governmental agencies that have a need to know such information for purposes of conducting the receiving Party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the Confidential Information.

10.3
Disclosures

. Neither Party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) was previously known to the Receiving Party free of any obligation to keep it confidential; (ii) is or becomes publicly available by other than unauthorized disclosure by the receiving Party; (iii) is independently developed by the receiving Party; or (iv) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction, except that the occurrence of any of these events shall not relieve a Party from its obligation to maintain the confidentiality of Charter Customer Information. Confidential Information shall be deemed the property of the disclosing Party during the Term and afterwards in perpetuity, subject only to the disclosures permitted by the immediately previous sentence. If, in the judgment of counsel, disclosure is required by law (including securities laws), the receiving Party will so inform the disclosing Party, which may pursue any protective treatment from the court of competent jurisdiction. Provided the receiving Party cooperates with the disclosing Party at the disclosing Party’s expense and the disclosing Party is unable to obtain a protective order, the receiving Party may disclose to such authority data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority. Without limiting CSG’s obligations under Section 10.8 with respect to Data Breach Incidents, if any actual unauthorized use, compromise, or disclosure of Confidential Information occurs or is suspected based upon plausible evidence of such possibility, the receiving Party shall notify the disclosing Party as soon as reasonably practicable after efforts to verify such unauthorized use, compromise or disclosure confirm a reasonable possibility of such occurrence, and the Parties will take all commercially reasonable steps and all legally required actions that may be available to recover the Confidential Information and to prevent their subsequent unauthorized use, compromise, or dissemination.

10.4
Limited Access

. Each Party shall limit the use and access of Confidential Information to such Party’s bona fide employees, contractors or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving Party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement. The receiving Party shall ensure that such individuals shall be subject to a strict duty of confidentiality (whether contractual or statutory duty) and shall not permit any person to access Confidential Information who is not under such duty of confidentiality. Each Party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing Party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

10.5
Additional Requirements with Respect to Charter Customer Information.

(a) Any collection, maintenance, disclosure or use of the personally identifiable information of Customer’s customers shall be undertaken by CSG (a) to the extent applicable, in a manner that does not violate or cause Customer to be in violation of Customer’s written customer privacy policy (which practices and policies are described more fully at http://www.charter.com/), provided that CSG be given at least [****** **** ****] advance notice of any changes thereto, unless a shorter timeframe is required under applicable law and, in all cases, (b) (i) in compliance with any applicable laws (domestic or foreign) governing the collection, maintenance, transmission, dissemination, use and destruction thereof, including specifically the subscriber privacy provisions of the Cable Communications Policy Act of 1984, as amended (47 U.S.C. § 551), and any and all other applicable laws or regulations, including, but not limited to, the Electronic Communications Privacy Act, 18 U.S.C. § 2701 et seq., Cal. Penal Code § 637.5, and

state and federal security breach notification laws, in each case to the extent they apply to personally identifiable information handled by CSG on Customer’s behalf; and (ii) in compliance with the then-current Payment Card Industry Data Security Standards, to the extent CSG has access to any of Customer’s subscriber’s payment card information. Unless authorized by Customer in writing, under no circumstances shall CSG disclose the Charter Customer Information to any third party (even if under contract to that third party) responsible for publicity or for end user sales or marketing.

(b) CSG shall, on a [*******] basis, purge, permanently destroy and render unrecoverable (“Purge”) Charter Customer Information for disconnected subscribers who, as of the date that they are Purged, have been disconnected for [*********** **** ******] or more (the “Disconnected Subscriber Data”). Customer and CSG agree, after the date Disconnected Subscriber Data is to be Purged, CSG shall retain Disconnected Subscriber Data only as is reasonably necessary to complete the purposes for which the Charter Customer Information has been disclosed to CSG or as required by any applicable law, unless otherwise specified by a mutual written agreement of the Parties.

(c) Upon reasonable request from Customer, CSG shall provide access to, and the right to inspect, all records relating to (a) the collection, processing, or transfers of data relating to Charter Customer Information and (b) the information security measures used by CSG to secure Confidential Information, including without limitation, Charter Customer Information. Unless otherwise agreed, any such inspection shall occur only at the business offices of CSG during normal business hours and shall be conducted by a mutually acceptable third-party inspector at Customer’s expense and not more often than once per year. CSG further agrees to cooperate in any regulatory investigation or in any internal investigation by Customer (and in responding to any inquiry by any customer of Customer) relating to Charter Customer Information processed by CSG. In the event of any such investigation or inquiry, upon notice to CSG, Customer may suspend any further transfers of Charter Customer Information for so long as may be necessary to obtain assurances that any additional transfers will not provide the basis for further regulatory action or possible liabilities. Any such suspension will not relieve CSG from any liability arising from this Agreement or any other commercial agreements with Customer.

(d) Without limiting or otherwise abrogating CSG’s other [*************** *********** stated elsewhere in this Agreement, if any ****** ***** ******* ** ****** ** ******* ******* ******** ******* **** *** ******* ** **** *** ******* ********** *********** ** ********* ** ****** **** *** ** *** ***** *** ***** ** **** ******* **** ****** * ******** ******** *********** ******** *** ****** ** ********** ******* *** **** ******** ******** **** **** ******* ******** *********** ***** ** ***** ******* *** ** *** *** ***** *** ****** *** ***/** ******* ********** ******** ******** ******* ******** *** ********** ***** ********** ********** ***** ******** *** ******** ** *** ******* ******** *********** ****** ******* ** *** *********** ******** ** ******* *. Customer shall have the right but not the obligation to participate in ********* ******* any such ******* ******** *********** *****].

(e) Where required by law, Customer shall obtain the appropriate consents from its subscribers prior to any collection, use, and disclosure to CSG of Charter Customer Information. [** ** ****** ** ******* ******* *** ******* **** *** ******* ** ********* *** ********** ********** ** *** ****** ** *********** ****** **** ***** ** ****** **** ********** ******* ***** ******** ****** ** ********** ****** *** **** ******** *** ** ********** ******* *** *** *** ***** *** ****** *** ***/** ******* ********** ******** ******* *** ********** ********** ***** ******* ******** *** ********** ****** ******** ** *** ** *** ******].

(f) Customer agrees and acknowledges that CSG, its subcontractors and partners may provide access to Charter Customer Information to [*********** ** ********* ******* *** ****** ******] in the performance of its obligations in the Agreement, subject to disclosure by CSG of the subject [*************] and review by Customer to determine applicable risk and prior written consent by Customer (e-mail shall suffice from a Senior Vice President of Customer’s Billing Strategy and Operations). Customer agrees CSG may provide access to Charter Customer Information to individuals in [*** ***** *** *****]. Customer agrees and acknowledges the rights provided to CSG in this subsection are essential to the provision of Products and Services for the fees provided in Schedule F, and any revocation of such rights shall be pursuant to a mutually agreed upon amendment to this Agreement and subject to additional fees. CSG will not, and will not permit, such Charter Customer Information to be stored or reside on systems [******* *** ****** ******]. Customer may, upon reasonable advance written notice and in its reasonable discretion after consultation with CSG, revoke any authorization granted in accordance with this Section 10.5(f); provided, however, to the extent Customer revokes any authorization granted in accordance with this Section 10.5(f), CSG shall have the right to suspend or terminate provision of the impacted Products or Services upon reasonable advance written notice and in its reasonable discretion after consultation with Customer.

10.6
Data Security. CSG agrees and covenants that: (a) it will only provide processed data back to Customer or to third parties designated by Customer in writing, or to CSG contractors as necessary to provide the Products and Services and to no one else, (b) it will encrypt all Charter Customer Information, in transit over untrusted networks, (c) it will encrypt all payment card industry (“PCI”) data, and all Charter Customer Information while at rest in CSG’s system, (d) all data exchange of Charter Customer Information will be via encrypted protocol, such as Secure File Transport Protocol (“SFTP”), (e) it will at all times provide Charter with access to and the ability to retrieve any of the Customer Data, as soon as possible, however no later than what is commercially reasonable under the circumstances, (f) all Products and Services are and will be certified under ISO 27001:2013 or NIST SP800-115, or any subsequent version of either standard, (g) all CSG Third Party Contractors working in relation to this Agreement must agree in writing to security requirements found in this Section 10.6, and Section 10.7 through 10.9 as applicable to the services such Third Party Contractors provide, and (h) all applicable workforce subject to these security requirements will receive appropriate training on CSG’s security practices.
10.7
Data Center Security.

(a) CSG will undertake and maintain physical, administrative, and technical safeguards and other security measures necessary to ensure the security and confidentiality of (x) Charter Customer Information, and (y) CSG-supplied assets, systems and software. As part of the Services, CSG will maintain and enforce at each data center, and all other locations where services relating directly or indirectly to the Services are performed, safety and physical and computer system security procedures that are at least (i) equal to current industry standards for such types of service locations; and (ii) as rigorous as those procedures in effect at the service location as of the effective date of the Agreement. In the event that CSG becomes aware of a potential compromise to the security of a data center, CSG will, [****** * ************ ********** ****], notify Customer of such potential compromise after verifying the reasonable possibility of such potential compromise based upon plausible evidence. The parties will work together in good faith to isolate any potentially compromised host to determine the current security posture and whether further corrective action is necessary. However, CSG shall maintain control, discretion, and responsibility for infrastructure changes necessary to resolve any potential compromise.

(b) CSG must test the security of its systems used in connection with this Agreement on a [******** *****], as necessary to confirm system integrity and security as consistent with current industry standards and best practices. CSG is responsible for and shall conduct penetration testing of any Product, Service or system that contains [*** ****] to identify and remediate vulnerabilities in CSG’s environment. CSG further agrees to conduct such penetration testing and remediation of identified vulnerabilities based upon industry accepted penetration testing approaches (e.g., NIST SP800-115 or Payment Card Industry Standard). CSG shall:

(i)
Employ a program of code analysis to identify security vulnerabilities in software code during the development process, and not issue a release that contains critical, high, or medium vulnerabilities using the Common Vulnerability Scoring System.
(ii)
Perform vulnerability scans at least every [****** ****] days.
(iii)
Perform penetration tests. Such penetration testing shall be: (i) conducted using appropriately qualified assessors; (ii) based on current industry accepted penetration testing approaches (for example, NIST SP800-115); and (iii) performed at least [********] and also after any significant infrastructure or application upgrade or modification (such as an operating system upgrade, a sub-network added to the environment, or a major release).
(iv)
Correct exploitable vulnerabilities discovered during penetration testing within reasonable time frames, with follow up testing to verify the effectiveness of the corrections. As a baseline for reasonableness, Provider must apply critical security patches immediately, high security patches within [*** ***** ** *******, medium security patches within ****** **** ****, and low security patches ****** ****** **** ****]. For any vulnerabilities for which the corrections were not effective, Provider shall undertake additional measures to correct the vulnerabilities and restart this verification and testing cycle (this step to be repeated until effective corrections are implemented).
(v)
As requested by Customer, communicate to Customer the occurrence of penetration test and that all vulnerabilities have been remediated.
(vi)
As requested by Customer, provide to Customer an executive summary certified by a member of CSG’s security team after each penetration testing cycle that all identified such vulnerabilities have been adequately remediated.

(c) CSG will update any third party assets, systems, and software included in or used in conjunction with CSG’s operating systems/platform, network, or hardware/software (“Third Party Element(s)”) that are utilized to provide any Products, Services, other services, or any deliverable under this Agreement to the current or to the prior major release of such Third Party Element, unless otherwise agreed in writing between the Parties. CSG shall not use a version of any such Third Party Elements for which support is no longer available from any entity or for which code fixes addressing vulnerabilities are no longer developed.

(d) For any software development processes related to this Agreement, CSG must address common coding vulnerabilities as follows:

(i) Use secure coding guidelines and latest industry accepted practices for vulnerability management such as the Open Web Application Security Project (“OWASP”) Guide, the SANS CWE Top 25 Most Dangerous Software Errors, and CERT Secure Coding.

(ii) Train developers at least annually in up-to-date secure coding techniques, including, but not limited to, how to avoid common coding vulnerabilities.

(iii) CSG must have industry-accepted controls on the source code to detect and prevent any unauthorized modifications, deletions, or insertions of code. This should include industry-accepted security controls covering all development workstations (including, but not limited to, malware, anti-phishing, and logical access controls) and processes that include validation code reviews.

(iv) CSG will not undertake any code development with any resource that is a Restricted Party.

(e) CSG must ensure that Customer’s use of the Products and Services will not impede Customer’s ability to mitigate vulnerabilities in the systems used for accessing the Products and Services.

10.8
Updates and Security Patches. CSG shall ensure that all [****** ********** and ********] are protected from known, discovered, documented, or reported vulnerabilities to external threats to functionalities or security by installing applicable vendor-supplied or vendor-developed security patches within a [********** *********]. CSG may, as an alternative, implement compensating controls, in its sole discretion, which mitigate the vulnerability in accordance with CSG security policy. As a baseline for reasonableness, Provider must apply [******** ******** ******* ***********, **** ******** ******* within *** ***** ** *******, ****** ******** ******* within ****** **** ****, and *** ******** ******* within ****** **** ****]. Security patch severity will be categorized using the Common Vulnerability Scoring System and the timeframes begin upon the earlier to occur of (i) the date Charter notifies Provider of a vulnerability, (ii) the date Provider becomes aware of the vulnerability, or (iii) the date the vulnerability is published with Common Vulnerabilities and Exposures.
10.9
Security Breach/Investigation; Security Review.

(a)
[** *** ***** ** * ***** ******** ****** ** ******* ******** *********** ** ********** ** *** ******* ******** *********** ***** **** ** ********* ***** **** ********* ******** ******** ** ************ ****** ****** **********, CSG shall ** **** ** ********** *********** **** ** ** ***** **** **** *********** **** ****** after validation of the **** ****** ******** based upon plausible evidence: (i) ****** ******** ** ******* ** *** ****** *** ****** ** *** **** ****** ******** ******* ** ********** ***** *********** ******** ******* ***** ********; (ii) ******* ** ************* ** ********* **** **** ** ********* *** *** **** ****** ******** ********* *** **** ********** ****** *** ******** ** ************* *** ********* *** ****** *** ****** ** *** **** ****** ******** ******* ********* *********** **** *****, in the sole discretion of CSG’s Chief Information Security Officer, ********** ***** **** ********; (iii) use all ********** ********* to ******** ****** *** **** ****** ******** *** ******* *** ********** ** *** ******* **** ****** ********, and inform the Customer upon request as to the current status of such endeavors; and (iv) ********** ******* ******** **** *** ********* ***** *** *********** ** *********** *** ****** *** **** ****** ********, ******* ************ *** ******** ** ***** ****** which shall be determined by CSG’s Chief Information Security Officer, ***** *** ******* ************* **** and *********** ******** ** * ***** ***** ******** ************] if applicable.
(b)
Customer may conduct a security review of CSG’s [******* ******** ********* ********* ********** *** ********** used in conjunction with this Agreement at any time but not more than **** ** *** ******* ******** ****** which security review shall include CSG’s completion of a **** ********** ************* ****** * ********** *********, but not more than ******* **** ******** **** following the date of the request. Customer reserves the right to require the completion of an ******* ******** ****** ** *** **** *** *** **** **** **** ** *** ******* ******** ******* ****** ************ *** ********** ** *** **** ****** ******** ******. If any deficiencies are identified, CSG will **** *** ******* ********* ** remediate the deficiencies at its own cost and expense. As part of this review, and upon request, CSG shall supply ******** ** *************] with respect to the controls required under this Agreement.
10.10
Customer Requests. Customer agrees and acknowledges Customer may from time to time request CSG not implement [******** ******* *** ******* as outlined in Section 10.8 ******* *** ******** ******* ** **** ****** ******** *********** as provided in Section 10.9 ********** ********* ******** *******]. Customer shall provide a written request from its Chief Information Security Officer or a Senior Vice President of its Billing Strategy and Operations (e-mail shall suffice) requesting a [******** ********* ******** *****] which shall be reviewed by CSG’s Chief Information Security Officer and approved (e-mail shall suffice) in the CSG Chief Information Security Officer’s reasonable discretion after considering the impact to CSG systems and other customers. In the event a [******** ********* ******** ***** is approved by CSG, CSG shall be relieved of any resulting ********** ******* ** ******* ** ******** ************ *********** ** ******** ******* ** *** ****** **** **** ********** ******** ** ******* ***** *** **** ******** *** *** **** ******** ********* ******** *****].
Article 11

DISPUTE RESOLUTION
11.1
Mediation.

As a condition to initiating any legal action in connection with a dispute relating to this Agreement, either Party shall submit such dispute to nonbinding mediation for resolution by notifying the other Party in writing of its desire to initiate mediation. The mediation shall be conducted in [******* ******** if initiated by Customer and ** *** ****** *********] if initiated by CSG, and in either case shall be conducted under the auspices of the American Arbitration Association. The mediator shall be reasonably acceptable to both Parties and selected under the rules and procedures of the American Arbitration Association. If the Parties fail to resolve the dispute in mediation within [****** **** ****] of the conclusion of the Parties’ presentation of the dispute, then either Party may initiate legal action.

11.2
Equitable Relief.

Notwithstanding the foregoing, nothing in this Article 11 will prevent either Party from seeking interim injunctive relief against the other Party in the courts having jurisdiction over the other Party. Further, the Parties also acknowledge that, in the case of breaches of Sections 2.7(a) (CSG Property Ownership), 2.7(b) (Customer Property Ownership), 6.2 (Transition Assistance), and Article 10 (Confidential Information) or CSG’s failure to deliver the Products or Services, money damages may be incalculable and would be an insufficient remedy for any such breach and would cause irreparable harm to the non-breaching Party. Accordingly, the Parties agree that in the event of any breach or threatened breach of the foregoing is alleged, in addition to any other remedy at law or in equity the non-breaching Party may have, the non-breaching Party shall be entitled, without requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

Article 12

GENERAL TERMS AND CONDITIONS
12.1
Reporting

. Upon request, but on no more than on an annual basis, within [****** **** ****] of the end of the calendar year, Customer shall provide CSG with a report of the number of [********** *****] of the Products, Services, and Deliverables. The annual reports shall also set forth the number of [************/*******/*****] upon which the Products, Services, and Deliverables are loaded, and the location of the same. The information delivered pursuant to this Section 12.1 will be the Confidential Information of Customer.

12.2
Survival

. Termination of this Agreement shall not impair either Party’s then accrued rights, obligations, liabilities or remedies except as expressly stated in this Agreement. Notwithstanding any other provisions of this Agreement to the contrary, the terms and conditions of Sections 1.6, 2.4(a), 2.6, 2.7, 2.9, 2.10, 3.8, 3.10, 5.1, 5.2, 5.4, 5.6, 6.1, 6.2, 6.3, 6.4, 12.2, 12.5, 12.8, 12.9, 12.10, 12.11, 12.13, 12.14, 12.15, 12.16, 12.17, all of Article 7, Article 8, Article 9, Article 10, and Article 11 shall survive the termination or expiration of this Agreement.

12.3
Print and Mail [***********

.(a) During the Term of this Agreement, the Parties agree that CSG shall be Customer’s **** *** ********* ******** of ***** *** **** ******** *** ********* ***********. Further, CSG and Customer agree CSG shall be Customer’s **** *** ********* ******** of ***** *** **** ******** *** *** ******** *********** *** ***** *** ******** ***** *** **** ******** ***** ** ***********] which are substantially similar to the Print and Mail Services provided under this Agreement. If during the Term or any extension thereof, Customer [******** *********** ********* ***** *** **** ******** **** ** ****** ***** **** *** ***** ** ************ ******** ****** **** *********** ***** ** ******** ** ***** ***** *** **** ******** ** **** ** ************ **********] after the termination or expiration of the agreement with such entity, but in no event later than [****** **** ****] after such agreement has terminated or expired. In the event Customer identifies a technical issue that exists or arises within the aforementioned [****** **** **** and which *********** **** ********* ** ***** ***** *** **** ********] as provided herein, the Chief Information Officers of each Party or their designees (in the case of Customer, a Senior Vice President of its Billing, Strategy and Operations or equivalent and in the case of CSG, the Vice President of the Customer Business Unit) shall meet within [*** **** ******** ****] to provide a mutually agreeable solution and timeframe for such migration, which shall not exceed [****** **** ******]. The Parties agree the terms of this Section 12.3 Print and Mail [***********] shall only be applicable to Affiliates (as defined in Schedule A) that Customer Controls (as defined in Schedule A). The Parties agree that solely for the purpose of this Section 12.3 Print and Mail [*********** and Schedule F under the ******* **** ******* ********** *** ********** ****], as applicable, Print and Mail Services shall include and be limited to statement composition and the printing and mailing, through the United States Postal Service (“USPS”), of Customer’s monthly billing statements for video, high speed data and residential and commercial voice services.

(b) In the event of a breach of this section 12.3, Customer agrees to pay, in addition to all other amounts then due and owing to CSG, an amount equal to any a[********* ******* **** *** ***** **** **** ******** **

******* ***** **** ********* *** ******** *** ******** ** ******** **** ******* **** and Customer shall use *** ************ ********** ******* ** **** **** ********* ** ****** ** **** ** ** ***********]. In addition, Customer agrees to notify CSG within a commercially reasonable time of Customer’s discovery that it is not in compliance with the terms of this section 12.3 Print and Mail [*********** of this Agreement. Said notice shall include the number of ********** *********** *** *** **** **** **** ******** ** ********]. Further, the Parties agree that CSG shall not terminate this Agreement for a breach of this section, unless Customer has not made payment in accordance with Article 5, “Payment Terms,” of this Agreement.

12.4
Nature of Relationship

. In performing hereunder, both Parties are acting as independent contractors and neither Party undertakes to perform any obligation of the other, whether regulatory or contractual, or to assume any responsibility for the other’s business or operations. Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties. Nothing in this Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer. Neither Party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other Party.

12.5
Inspection. CSG’s nationally recognized certified public accountant may, upon at least [*** *** ******] prior notice to Customer, inspect the files, computer processors, equipment and facilities of Customer during business hours to verify Customer’s compliance with this Agreement, provided that no such audit will cover services for more than the preceding [*** *** ****** ****]. While conducting such inspection, CSG or its representative will be entitled to copy any item that Customer may possess in violation of this Agreement. Such certified public accountant will sign an appropriate nondisclosure agreement with Customer and will comply at all times with Customer’s security procedures. The activities pursuant to this Section 12.5 will at all times not be disruptive to Customer.
12.6
Force Majeure

. Neither Party will be liable for delays in the performance or nonperformance of any obligations under this Agreement when the delays are caused by war, acts of nature (including without limitation, floods, natural disasters, earthquake, lightning), acts of God, fire, explosion, governmental actions (including without limitation, CDC issuing a federal isolation or quarantine order), civil disturbances, and acts of civil or military authorities or the public enemy or other causes whether similar or dissimilar to the foregoing that are beyond the reasonable control of the nonperforming Party (each, a “Force Majeure Event”). The nonperforming Party may not rely upon a Force Majeure Event to excuse performance to the extent nonperformance would have resulted without regard to such Force Majeure Event, or if the fault or negligence of the nonperforming Party contributed to such Force Majeure Event. Additionally, obligations of indemnification or payment of fees due under this Agreement will not be relieved, delayed, or limited due to Force Majeure Events. The foregoing notwithstanding, the nonperforming Party, in order to be entitled to postponement of its performance in accordance with the foregoing, must comply with the following: (1) as promptly as practicable upon becoming aware of a delay, or potential delay, in connection with a Force Majeure Event, the nonperforming Party notifies the other Party in writing (i) specifying the nature of the delay and the nonperforming Party’s estimate of the length of the delay and (ii) conferring with the other Party as to whether the other Party may be able to assist with efforts of mitigation or removal of the delay in a manner mutually agreeable between the Parties; (2) the nonperforming Party uses commercially reasonable efforts to minimize the length, and mitigate the effects, of the delay; and (3) once the Force Majeure Event no longer prevents performance, the nonperforming Party promptly proceeds with diligence to perform all of its obligations.

12.7
Sale of Assets. In the event that Customer sells, divests or otherwise transfers all or substantially all of its assets, or Charter becomes subject to a change of Control, prior to the expiration of the then current Term to an unrelated third party (a “Successor Entity”), Customer [***** *** ************ ********** ******* ** ****** ** ******** **** ********* ** *** ********* ******. In the event that such ********* ****** **** *** ****** **** *********, regardless of whether by ******** ** ********* ** ***, or otherwise include the ********* *********** under this Agreement in such Successor Entity’s separate agreement with CSG, ***** **** ** ******** ****** *** *** ****** ** ********** ****** ** *******], either Party may terminate this Agreement and Customer agrees to pay to CSG (as a liquidated damage and not as a penalty), in addition to any other undisputed amounts due under this Agreement, an amount equal to the product of: (i) the then [********** *** ********** ** (ii) the *********** ******* ** *** ******* **** ******* ********** ********** ** (iii) ************ percent (**%) (for purposes of this Section 12.7 the “********** ************** *** ********** *** *****]”). For clarification, the Parties agree Customer’s payment obligations provided in Section 1.2 Term shall apply to the Additional Term in the event of a sale as provided herein during the Additional Term. In addition to the [********** ************** *** ********** *** *****, Customer agrees to pay CSG (as a liquidated damage and not as a penalty), an amount equal to (i) ********** ******* ******* ***** ******** **** ****** during *** *** *** ****** *********** ********* *** *********** **** ********** ** (ii) *** *** ** *** ************ ***** ******** **** ********* ********** **** provided in Schedule F plus the ********** ***** ********** rate provided in Schedule * ********** ** (iii) *** ********* ****** ** *** **** ********** ** (iv) ************ ******* (**%) (for purposes of this Section 12.7 the “********** ************** *** ****** *** *****]”). Customer agrees that such amounts are a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the business contemplated in this Agreement as a result of events occurring under this section 12.7.

In the event that CSG sells, divests or otherwise transfers all or substantially all of its assets, or CSG otherwise becomes subject to a change of Control, CSG shall assign or transfer this Agreement to the transferee upon notice to Customer and Customer will consent to such notice in advance; provided, however, if such assignment or transfer will be made to any [******** **** ********* ******** ******** ******* ********* ******** ****** ********* ** ********* ******** ****** ***** ******** ************ ********** **** ********* ****** ******* **** ******** *** ****], in each case to the extent such entities participate in the foregoing commercial sectors), or with any of their Affiliates or successors (each a “Charter Competitor”), CSG may not assign or transfer this Agreement without the consent of Customer, which will not be withheld or delayed unreasonably. If CSG assigns this Agreement to, or becomes subject to the direct or indirect control of, any Charter Competitor, and Customer has a reasonable basis for objecting to such assignment, Customer may terminate this Agreement at any time within [*** ****** **** *****] period following such assignment or change of Control and convert the Connected Subscribers to another provider, with no [*********** ********* ** ***].

12.8
Construction

. The captions of the articles, sections, and subsections herein are inserted solely for convenience and under no circumstances are they to be treated or construed as part of this instrument. Each Party has substantially participated in the drafting and negotiation of this Agreement, and no provision hereof shall be construed against either Party by virtue of the fact that such provision was drafted by such Party. All defined terms used in this Agreement shall be deemed to refer to the masculine, feminine, neuter, singular, and/or plural, in each instance as the context and/or particular facts may require. Use of the terms “hereunder,” “herein,” “hereby,” and similar terms refer to this Agreement. The word “include” and derivatives of that word are used in this Agreement in an illustrative sense rather than limiting sense.

12.9
Notices

. Any notice or approval required or permitted under this Agreement will be in writing and will be sent by telefax, email (where expressly permitted herein), courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

If to Customer: If to CSG:

Charter Communications Operating, LLC CSG Systems, Inc.

400 Washington Blvd. 18020 Burt Street

Stamford, CT 06902 Elkhorn, NE 68022

Fax: [************ Fax: [************

Attn: ****** **** ********* ******* ******** Attn: ********* with a copy to

*** **********] ******* *******]

Email: ***************@********

and a required copy to:

Legal Department, Operations

12405 Powerscourt Drive

Saint Louis, MO 63131

Fax: [***** ********]

12.10
Publicity

. Except for disclosures required by law, each Party will submit to the other all public disclosure(s), advertising and other publicity matters relating to this Agreement in which the other Party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied and will not publish or use such advertising or publicity matters without the express prior written approval of the other Party. For the avoidance of doubt, neither Party may disclose any Confidential Information of the other Party or any of the terms of this Agreement, whether or not such disclosure is required by law, except in accordance with Article 10. Regardless of anything to the contrary herein, CSG may, without the prior written consent of Customer, make reference to the existence of this Agreement and use Customer’s name and mark on CSG’s customer reference lists, in CSG’s newsletters and on the websites of CSG or its parent company, provided, that any use of Customer’s name and mark shall consistent with Customer’s issued guidelines which may change from time to time.

12.11
Miscellaneous

. This Agreement will be governed by and interpreted in accordance with the laws of [********* *******] to the exclusion of its conflict of laws provisions. The Parties agree that the United Nations Convention on Contracts for the International Sales of Goods is specifically excluded from application to this Agreement. If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement, unless a Party in good faith deems the unenforceable provision to be essential, in which case either Party may terminate this Agreement effective immediately upon notice to the other Party. This Agreement, together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Agreement, constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings. Following the Effective Date, the following documents and agreements will not be binding upon Customer unless signed by a person authorized as follows:

Document or Agreement	Authorized Customer Signatory or Approval
Amendment to, modification of, or termination of this Agreement (other than a Schedule Amendment)	[****** **** ********* ******* ******** and **********] or above, or their express designee

Amendment to or modification solely to any of the following Schedules (each, a “Schedule Amendment”):

 B – Products

C – Recurring Services

E – Addressable Interfaces

F – Fees

G – Implementation/Conversion Services

H – Service Level Agreement

[****** **** ********* ******* ******** and **********] or above, or their express designee

I – Export Approved Products and Export Approved Countries K – Guidelines for Passer Program Requests Each Schedule Amendment shall be identified as such on its face
Waiver of performance under this Agreement, Statement of Work, or Change Order	[****** **** ********* ******* ******** and **********] or above, or their express designee
Letter of Authorization or Technical Service Requests	[****** **** ********* ******* ******** and **********] or above, or their express designee

12.12
Counterparts, Electronic Signatures and Electronically Transmitted

. This Agreement may be executed in two (2) or more counterparts, which may be electronically signed, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. A document signed electronically or otherwise and transmitted electronically by facsimile or electronic mail is to be treated as an original and shall have the same binding effect as an original signature on an original document. Each Party agrees that the electronic signatures of the Parties used to execute legal documents provided under this Agreement are intended to authenticate such documents and to have the same force and effect as manual signatures. Electronic signature means any electronic symbol or process attached to or logically associated with a record and executed and adopted by a Party with the intent to sign such record.

12.13
Operational Audits

. Customer, or its authorized representatives that are not competitors of CSG with respect to the provision of services similar to the Services, shall have the right, no more than [**** in a ****** **** *****] period, at any time and with reasonable notice, to perform an operational and/or security audit (which shall not include penetration testing) with respect to CSG’s performance hereunder (each such audit, an “Operational Audit”, and collectively, the “Operational Audits”) which are not covered by current standard audits which CSG makes available to Customer (e.g., SSAE 18 and Visa/PCI audits). CSG shall grant Customer and its representatives reasonable access to CSG’s and [*** *************** ********** ******** ** *** *************** *********** ** **** ************** and all books, records and other documents of CSG and *** **************] as they relate to this Agreement or as they may be required in order for Customer to verify CSG’s performance hereunder. CSG shall provide Customer, or its authorized representatives, such information and reasonable assistance as requested in order to perform Operational Audits and shall at Customer’s reasonable written request and no more than once in [* ****** **** *****] period complete risk assessment questionnaires within a reasonable time, not to exceed [****** **** ****]; provided, however, that the Parties shall endeavor to arrange such assistance in such a way that it does not interfere with CSG’s performance of the Services. If any Operational Audit reveals a material, uncured breach in CSG’s performance under this Agreement the cost of such Operational Audit shall be borne by CSG, CSG will remediate any breach or security deficiency within [* ************ **********] period of time, and the limitations in this Section 12.13 to the number of audits or risk assessments during any [********] period will have no force or effect. CSG shall incorporate this Section 12.13 into any agreement into which it enters with any subcontractor and shall use commercially reasonable efforts to amend any pre-existing agreements with subcontractors to incorporate this paragraph or language substantially similar herewith.

12.14
Financial Audits

. Upon Customer’s request, CSG shall allow Customer and/or any independent third party selected by Customer to fully audit CSG’s [****** ***************] and their respective Affiliates’ books and records to the extent necessary to verify any amounts paid or payable hereunder for a period of no more than [***** *****] from the date of invoice (each such audit, a “Financial Audit”, and collectively, the “Financial Audits”). Subject to CSG’s confidentiality obligations to any third parties, such auditors shall be provided with full access to such information, books and records as may be necessary to confirm the accuracy of CSG’s invoices, legal documents, and other information supporting such invoices, and any pricing adjustment computations. Notwithstanding the foregoing, neither Customer nor Customer’s auditors shall have or be granted access to CSG’s or its subcontractor’s internal costs, except to the extent such costs are the basis upon which Customer is charged (e.g., reimbursable expenses, out-of-pocket expenses, or pass-through expenses). All Financial Audits shall be conducted during business hours, with reasonable advance notice, and shall include access to all proprietary and confidential information of CSG, subcontractors and/or their respective Affiliates to the extent necessary to comply with the provisions of this Section. If any such audit reveals that CSG has overcharged Customer [**** ******* ****] or more for the consolidated invoices during the period to which the audit relates (as determined prior to the commencement of the audit), then CSG promptly shall refund such overcharges to Customer with interest at [*** ******* *****] per [*****] from the date of the overcharge to the date of the refund or credit, and the cost of such Financial Audit, not to exceed [***** ******** ******* *************] shall be borne by CSG. In addition, any costs incurred by CSG for such Financial Audit shall be borne by CSG.

12.15
Statement on Standards for Attestation Engagements No. 18

. CSG, at its sole cost and expense, shall cause a reputable independent auditor to conduct a SSAE 18 SOC 2 audit, or any replacement or successor audit standard or process, that results in a report that both describes an organization’s description of controls at a specific point in time and includes detailed testing of those controls over a minimum [****** **** *****] period (“SSAE 18 SOC 2 Audits”), and to prepare and deliver to Customer full and complete copies of written SOC 2, Type II reports (each, a “Type II Report”) prepared following such audits as follows: The Type II Report must (a) cover, at a minimum, a [****** **** ***** ******] (the “Type II Report Period”) and (b) be provided no less often than [**** ********], with each such Type II Report due to Customer within [**** ****] after the last day of the Type II Report Period. CSG shall provide to Customer within a reasonable period of time, not to exceed [****** **** ****], after the end of each such fiscal year for the period between the date of the last report and the end of such fiscal year a letter identifying changes, if any, in the control processes since the date of the last Type II Report delivered to Customer. All SSAE 18 SOC 2 Audits conducted by CSG under this Section shall include (w) a review of the design and operating effectiveness of all of CSG’s internal controls as they relate to the relevant information processing objectives and completeness, accuracy, validity and restricted access (“CAVR”) that are addressed by CSG, (x) the processing location responsible for providing the Services, and (y) shall be applicable to the controls placed in operation and tests of operating effectiveness of the Communication Control System, Advanced Convergent Platform and CSG Precision eCare®.

12.16
Sarbanes-Oxley Compliance.

CSG acknowledges that: (a) Customer’s management is now and/or in the future may be required under the SOX Laws to, among other things, assess the effectiveness of its internal controls over financial reporting and state in its annual report whether such internal controls are effective; (b) Customer’s independent auditor is now and/or in the future may be required to evaluate the process used by management to reach the assessment conclusions described in subsection (a) above to determine whether that process provides an appropriate basis for management’s conclusions; and (c) because Customer has outsourced certain functions to CSG as described in this Agreement, the controls provided to customers by CSG (including, without limitation, controls that restrict unauthorized access to systems, data and programs) are relevant to Customer’s evaluation of its internal controls. Having acknowledged the foregoing, CSG agrees to cooperate with Customer and its independent auditor as necessary to facilitate Customer’s ability to comply with its obligations under the SOX Laws including, without limiting the generality of the foregoing, by complying with the terms hereof. CSG shall collect, maintain and make available to Customer all applicable records and books of account, including all electronically stored or written information pertaining thereto (for the purposes of this section collectively, “Records”) in accordance with the SOX Laws.

12.17
Days

. All references to days under this Agreement are to calendar days unless expressly stated otherwise.

12.18
Schedules and Attachments

. The following Schedules, and all exhibits and attachments thereto, are attached and incorporated herein, and each reference herein to this “Agreement” shall be construed to include the following:

Schedule A – Definitions

Schedule B* – Products

Schedule C - Recurring Services

Schedule D*– Statement of Work

Schedule D-2* – Expedited Statement of Work

Schedule E* – Addressable Interfaces

Schedule F – Fees

Schedule G – Implementation/Conversion Services

Schedule H – Service Level Agreement

Schedule I* – Export Approved Products and Export Approved Countries

Schedule J* – Outstanding Statements of Work, Change Orders and E-SOWs

Schedule K* – Guidelines for Passer Program Requests

Schedule L* – Access Agreement

Schedule M – Reserved

Schedule N* – Interim Agreement

* Certain of the schedules (or similar attachments) to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the Exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the last date signed below but effective as of the Effective Date.

CHARTER COMMUNICATIONS CSG SYSTEMS, INC. (“CSG”)

OPERATING, LLC (“CUSTOMER”)

By: Charter Communications, Inc., its Manager

By: /s/ Stephanie Babin By: /s/ Rasmani Bhattacharya

Name: Stephanie Babin Name: Rasmani Bhattacharya

Title: SVP billing design Title: EVP and General Counsel

Date: Apr 10, 2023 Date: Apr 7, 2023

Schedule A

DEFINITIONS

“Acquiring Entity” shall have the meaning set forth in Section 2.4.

“ACP” means Advanced Convergent Platform.

“Advanced ESP (AESP) Statement” shall have the meaning set forth in Section 3(a)(i) of Exhibit C-2.

“Affiliate” means (a) with respect to Customer, Charter Parent or any entity that is, directly or indirectly, Controlled by Charter Parent, or any entity in which Charter Parent holds the power to vote, directly or indirectly, [*** or more of the voting securities and to which Charter Parent or any of its majority-owned subsidiaries provide *********** ********** and *******, including *********** or ******* **********], or (b) with respect to any other entity at any time, another entity, directly or indirectly, through one or more intermediaries, Controlled by, under common Control with or which Controls, such entity.

“Agents” shall have the meaning set forth in Section 2.1(a).

“Agreement” shall have the meaning set forth in the preamble section of the agreement to which this Schedule A is attached.

“AOI” means application object interface.

“Assignment [**************] Fee (Non-Print and Mail)” shall have the meaning set forth in Section 12.7.

“Assignment [**************] Fee (Print and Mail)” shall have the meaning set forth in Section 12.7.

“Basic Services” shall have the meaning set forth in Section 1 of Exhibit C-3(a).

“Basic Services Charge” means the Basic Services Charge (BSC) set forth in Schedule F.

“Bill” means an invoice to a Subscriber, including the electronic or paper-invoice document, mailing envelope, remittance envelope, and inserts.

“Biller Direct Website” means Customer’s website for billing-related services hosted by CSG.

“Billing Cycle” means the subset of Subscribers subject to bill processing within an agreed upon calendar period (e.g., thirty (30) days beginning the fifth (5th) day of each calendar month).

“Bulk License” shall have the meaning set forth in Section 2.2(a).

“Bulk License Software” shall have the meaning set forth in Section 2.2(a)

“CAVR” shall have the meaning set forth in Section 12.15.

“CCS System” shall have the meaning set forth in Paragraph 1 of Exhibit C-1.

“Change Management Procedures” means the agreed process to be followed when changes are required either to this Agreement, the Products, the Services or the System.

“Change Order” shall have the meaning set forth in Section 3.4.

“Charter” shall have the meaning set forth in the preamble section of the Agreement.

“Charter Competitor” shall have the meaning set forth in Section 12.7 (b).

“Charter Customer Information” shall have the meaning set forth in Section 10.1.

“Charter Parent” means the ultimate parent entity of Charter, which is the parent entity that holds the power to vote, directly or indirectly, [***] or more of the voting securities of Charter, but in which no entity holds the power to vote [***] or more of such parent entity’s voting securities.

“[*********” means ********* ******* ***********].

“Confidential Information” shall have the meaning set forth in Section 10.1.

“Connected Subscriber” shall have the meaning set forth in Schedule F.

“Consolidator” means a bill aggregator. Currently the Consolidator Services are provided directly through a specific Consolidator, CheckFree, including whichever interfaces, functionality and consumer service providers as CheckFree, in CheckFree’s sole discretion, decides to utilize.

“Control” (and derivations of the word) means the possession of the power to direct the management or policies of an entity through the ownership of a majority of the voting securities.

“[********** ********* *****]” shall have the meaning set forth in Schedule F.

“Conversion Date” means the date upon which a conversion of Customer subscribers from another vendor to CSG’s billing platform has been completed. The Parties shall acknowledge the Conversion Date by written confirmation (email is sufficient).

“Converted Connected Subscribers” shall have the meaning set forth in Schedule F.

“CSG” shall have the meaning set forth in the preamble section of the Agreement.

“CSG Data Center” means the data processing, operations and network control center and service bureau at CSG's location to be customized, designed, implemented, operated and maintained by CSG in accordance with this Agreement, up to and including the firewall, in order to provide the Services.

“CSG’s Intellectual Property” means trademarks, service marks, other indicia of origin, copyrighted material and art and patents owned or licensed by CSG that may be used in connection with the CSG Services.

“CSG Precision eCare® Services” shall have the meaning set forth in Section 1 of Exhibit C-4.

“Custom Software” means enhancements to the Software requested by Customer.

“Customer” shall have the meaning set forth in the preamble section of the Agreement.

“Customer Business Unit” or “CBU” means a dedicated team formed by CSG exclusively for the support of Customer.

“Customer Data” shall have the meaning set forth in Section 2.7(b).

“Customer’s Intellectual Property” means the trademarks, service marks, other indicia of origin, copyrighted material and art owned or licensed by Customer that CSG may use in connection with the Services.

“Debit Entries” shall have the meaning set forth in Exhibit C-4 (a).

“Deliverables” shall have the meaning set forth in Section 3.8.

“Deposit Materials” shall have the meaning set forth in Section 2.9.

“Designated Environment” shall have the meaning set forth in Section 2.3.

“DFARS” shall have the meaning set forth in Section 2.4.

“Deposits” shall have the meaning set forth in Exhibit C-2.

“Disbursements” shall have the meaning set forth in Section 5 of Exhibit C-2.

“Documentation” shall have the meaning set forth in Section 2.1(a).

“Effective Date” shall have the meaning set forth in preamble section of the Agreement.

“Early Removal” shall have the meaning set forth in Schedule F.

“Enhanced Past Due Notices” shall have the meaning set forth in Section 3(b)(i) of Exhibit C-2.

“Event Record” means CSG's method of declaring a change to a production system.

“FAR” shall have the meaning set forth in Section 2.4.

“Financial Audit(s)” shall have the meaning set forth in Section 12.14.

“Government” shall have the meaning set forth in Section 2.4.

“HSD” shall have the meaning set forth in Section 2.2(a).

“Implementation/Conversion Services” shall have the meaning set forth in Section 2 of Exhibit C-1.

“Incident” means any event that is not part of the standard operation of a service and that causes, or may cause, an interruption to, or a reduction in, the quality of that service.

“Indemnification Obligations” shall mean the obligations of a Party provided in this Agreement to indemnify, defend or hold harmless the other Party and pay damages awarded against, and fines imposed on, the other Party.

“Initial Term” shall have the meaning set forth in Section 1.2.

“Initial Term Minimum Commitment” means [************* Subscriber ****** during *** ******* *****] each as may be adjusted in accordance with the Agreement.

“Instructor Day” shall have the meaning set forth in Schedule G.

“Interface Projects” shall have the meaning set forth in Section 3.9.

“Interim Agreement” shall have the meaning set forth in Section 2.4 of the Agreement.

“IPL” means initial program load.

“Key Personnel” mean those persons employed by CSG who (i) have a key role in the delivery of the Services to Customer, and (ii) have direct contact with Customer.

“Legacy TWC” shall mean those properties to which CSG provided products, services or deliverables under the CSG Master Subscriber Management System Agreement between CSG Systems, Inc. and Time Warner Cable, Inc. executed March 12, 2003, the Amended and Restated Processing and Production Services Agreement entered into between CSG Systems, Inc. and Time Warner Cable Enterprises LLC effective April 30, 2014 and the Auto-Check Refund Processing Agreement entered into between Time Warner Cable and CSG Systems, Inc. as of July 31, 1996 (as amended, the “TWC Agreements”) and for which Customer wishes to utilize the same products, services and deliverables under this Agreement. CSG and Customer agree those products, services and deliverables will be provided herein for the fees in Schedule F only for Legacy TWC as documented, unless the Parties enter into a subsequent implementation Statement of Work and Amendment, if necessary, to expand the use of Products and Services to other Customer properties and subscribers at fees and pricing as provided in Schedule F.

“Legacy BHN” shall mean those properties to which CSG provided products, services or deliverables under the CSG Processing and Output Services Agreement between CSG Systems, Inc. and Bright House Networks, LLC executed December 31, 2012 and the Agreement for Services between CSG Systems, Inc. and Bright House Networks, LLC effective November 1, 2014 (as amended, the “Bright House Agreements”) and for which Customer wishes to utilize the same products, services and deliverables under this Agreement. CSG and Customer agree those products, services and deliverables will be provided herein for the fees in Schedule F only for Legacy BHN as documented, unless the Parties enter into a subsequent implementation Statement of Work and Amendment, if necessary, to expand the use of Products and Services to other Customer properties and subscribers at fees and pricing as provided in Schedule F.

“LOA” shall mean Letters of Agreement.

“License Software” shall have the meaning set forth in Section 2.2(b).

“Maintenance” means CSG’s updating of software and hardware in order to meet changing requirements, bug fixes, hardware upgrades, etc.

“Management Performance Review Meetings” shall have the meaning set forth in Exhibit H.8 of Schedule H.

“Month End Processing” means activities performed by CSG in its computation and delivery of Customer's monthly financial reports and related financial output.

“MSAG” means Master Street Address Guide.

“National Holidays” shall mean New Year’s Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, day after Thanksgiving Day and Christmas Day.

“Network Participants” shall have the meaning set forth in Exhibit C-4(a).

“Non-ACP Subscribers” shall mean the [****** *** and ****** ***] subscribers who are not Connected Subscribers or any other subscribers of Customer who are not Connected Subscribers, for which Customer has paid the applicable fees in Schedule F and consumes CSG’s Products and Services to support.

“Operational Audits” shall have the meaning set forth in Section 12.13.

“Original Agreement” shall have the meaning set forth in the Recitals.

“Parties” shall have the meaning set forth in the preamble section of the Agreement.

“Party” shall have the meaning set forth in the preamble section of the Agreement.

“PIR” refers to Product Integration Review and shall have the meaning set forth in Schedule F.

“Print and Mail Services” shall have the meaning set forth in Section 1 of Exhibit C-2.

“Problem” means the underlying cause of one or more Incidents.

“Production Environment” means the environment or environments maintained by CSG in the CSG Data Center and used by Customer for live support of its business.

“Products” shall have the meaning set forth in the Recitals and as further defined in Section 2.1(a).

“Recitals” shall refer to the recitals made in the preamble section of the Agreement.

“Records” shall have the meaning set forth in Section 12.16.

“Recurring Services” shall have the meaning set forth in the Recitals.

“Reimbursable Expenses” shall have the meaning set forth in Section 5.1.

“Required Equipment” shall have the meaning set forth in Section 5.7(a).

“Restricted Party” means a person that is (a) subject to any Sanctions, (b) located in, incorporated under the laws of, or organized under the laws of, a country that is subject to comprehensive Office of Foreign Assets Control (“OFAC”) sanctions, including Crimea, Cuba, Iran, North Korea, North Sudan or Syria, or the so-called Donetsk Peoples Republic or the so-called Luhansk Peoples Republic, or (c) Russia, Belarus, Venezuela, or otherwise a person with whom a national of the United States or a national of a member state of the European Union or the United Kingdom would be prohibited or restricted by law from engaging in trade, business or other activities.

“Risk Assessment Services” shall have the meaning set forth in Section 1 of Exhibit C-3(b).

“Sanctions” means the economic sanctions, laws, regulations, embargoes, or restrictive measures administered, enacted, or enforced by any of (a) the United States government, including OFAC within the United States Department of Treasury, (b) the European Union or its member states, (c) the United Kingdom, (d) the United Nations, and (e) the respective governmental institutions and agencies of any of the forgoing, including OFAC, the United States Department of State, and His Majesty’s Treasury.

“Seat” shall have the meaning set forth in Schedule G.

“Services” shall have the meaning set forth in the Recitals.

“Service Component” shall mean the components of the system specifically defined in Schedule H (Section H.5 Table E)

“Service Availability” means the times and periods that the Services are available to Customer as set forth in Schedule H.

“Service Desk” shall have the meaning set forth in Exhibit H.9 of Schedule H.

“Service Review Meetings” means regular meetings that are held between representatives of CSG and Customer specifically to discuss issues arising from the delivery and performance of the Services.

“Severity” shall have the meaning set forth in Schedule H.

“SLA” or “Service Level Agreement” means the service level agreement in Schedule H.

“Software” shall have the meaning set forth in Section 2.1(a).

“Software Products” shall have the meaning set forth in Section 2.7(a).

“SOX Laws” means the Sarbanes-Oxley Act of 2002, applicable rules and regulations issued by the SEC and applicable rules and regulations of the Public Company Accounting Oversight Board including, without limitation, provisions relating to internal controls over financial reporting, as any of the foregoing may have been and/or may be amended from time to time.

“SPA” shall mean system principal agent.

“SSAE 18 SOC 2 Audits” shall have the meaning set forth in Section 12.15.

“Statement Closing Date” has the meaning set forth in Schedule H, Exhibit H.5.

“Statement of Work” shall have the meaning set forth in Section 3.2.

“Subscriber Months” are calculated as of any date by aggregating the number of [********* *********** in each month during the applicable period. For example, and not by way of limitation, if Customer has ********** ********* *********** ** *** ***** ********* *** ********* **** (Month 1) and ********** ********* *********** in the **** ********** ***** (Month 2), then as of Month 2, Customer has reached **********] Subscriber Months.

“Subscribers” shall mean Customer’s Connected Subscriber accounts for the purposes of Exhibits C‑3(a) and C-3(b).

“Subscriber Statements” shall have the meaning set forth in Section 2 of Exhibit C-2.

“Successor Entity” shall have the meaning set forth in Section 12.7.

“Supplies” shall have the meaning set forth in Section 3(a)(ii) of Exhibit C-2.

“Support Services” shall have the meaning set forth in Section 4.1.

“System Sites” shall have the meaning set forth in Section 5.7(b).

“System Outage” means unavailability or severe degradation of a system resource during a period when the CSG System is scheduled to be available to Customer.

“TCB” means Terminal Control Block(s) and shall have the meaning set forth in Schedule F.

“Technical Services” shall have the meaning set forth in Section 3.2.

“Technical Service Hours Credit” has the meaning set forth in Section 3.2.

“[*********** **************] Fee (Print and Mail)” has the meaning set forth in Section 6.4.

“[*********** **************] Fee (Processing)” has the meaning set forth in Section 6.4.

“[*********** *********]” shall mean any [**************] fees of any kind, including without limitation, those listed in Sections 6.4 and 12.7, the fees, rates, amounts, charges, costs, damages, or term similar to any of the foregoing, except that it shall not refer to fees owed by Customer to CSG for Products and Services delivered by CSG to Customer prior to the effective date of termination of this Agreement.

“Test Environment” means the environment or environments maintained by CSG in the CSG Data Center and used by Customer for testing Products and Services releases.

“Third Party Licenses” shall have the meaning set forth in Section 2.6.

“Third Party Software” means software (a) necessary for use of the Products and/or Recurring Services, but not embedded in the Products, and (b) listed in the Designated Environments, as the Designated Environments may be changed as permitted by this Agreement.

“Transaction” means a bill distributed by CSG to a Consolidator as the direct result of a Subscriber’s enrollment to receive such Subscriber’s bill from Customer through such Consolidator.

“Training Environment” means the Environment or Environments maintained by CSG in the CSG Data Center and used by Customer to train its personnel on use of the Products and Services.

“User” means the Customer’s subscriber (normally, but not limited to, an individual consumer) who receives the electronic billing summary and/or detail billing information.

“User Data File” means business rules and parameters that govern Customer operations within the CCS/ACP applications.

“Updates” shall have the meaning set forth in Section 4.1.

“Vendor,” for purposes of Exhibit C-3(b), shall have the meaning set forth in Section 4(b) in Exhibit C-3(b).

“Warranty Period” shall have the meaning set forth in Section 8.1.

Schedule C TC “Schedule C – Recurring Services” \f C \l “1”

RECURRING SERVICES

Subject to the terms and conditions of the Agreement, including but not limited to the applicable Exhibit, if any (as identified below), CSG shall perform the Services in this Schedule C (as further described below and at CSG’s customer extranet site located at https://my.csgsupport.com) for Customer:

Communications Control System (for video, high speed data and voice) (CCSâ) and Advanced Convergent Platform (ACP) Exhibit C-1

Additional Services Information Exhibit C-X

Print and Mail Services Exhibit C-2

Financial Services Exhibit C-3

Electronic Payment Services (Paybill Advantageâ) Exhibit C-3(a)

Risk Assessment Services Exhibit C-3(b)

Payment Gateway Service Exhibit C-3(c)

Credit Card Processing Exhibit C-3(d)

Card Account Update Service Exhibit C-3(e)

Recovery Management Exhibit C-3(f)

CSG CheckPay Exhibit C-3(g)

Lockbox Processing Reconciliation Services……………………………………….Exhibit C-3(h)

CSG Precision eCare® – Service Bureau Exhibit C-4

CSG Precision eCare® Services Exhibit C-4(a)

CSG Systems, Inc. Business Continuity/Disaster Recovery Plan Exhibit C-5

CSG Residential Voice Services Exhibit C-6

CSG ACP Commercial Upgrade Exhibit C-6(a)

CSG Precision eMail® Exhibit C-7(a) & (b)
Mass Change Platform (MCP) Exhibit C-8

Reserved Exhibit C-9

CSG Data Publisher Exhibit C-10

Ascendon Services…………………………………………………………………….Exhibit C-12

CSG Composed XML Output

Telemetry Data Streaming Services

Agent Collections Calculator (ACC)

The Services provided in this Schedule C are not exhaustive and Customer may elect to procure other Services at the rates provided in Schedule F or as mutually agreed to by the Parties. Further, the provision of the Services listed herein does not mean that they are included within the [***].

Recurring Services Description

Communications Control System for video, high speed data and voice (CCS) and Advanced Convergent Platform (ACP). CCS and ACP are outsourced, transaction-driven customer care and billing systems that operate high-volume capacity for the video, HSD and voice industries. CCS and ACP operate with the ACSR front-end graphical user interface (GUI). CCS and ACP are capable of automatically performing specific functions including collections, write-offs, past-due notices, rate increases, and discounts. CSG’s ACP provides an “easy to use”, fully functional customer care and billing tool (Windows or Web based), that can be used to perform many customer relationship management functions. A Customer Service Representative (CSR) can create a customer entity, a customer can have multiple accounts at a single location or a location can have multiple customers, initiate an order and job/work order request for multiple lines of business (Video, Voice, Data), enter notes, trouble tickets, and view customer information.

ACP also has the ability to analyze customer and order history, setup and perform collection and delinquency treatment tasks, add, swap, perform equipment operations, track and handle complaints, and perform dispatching functions. In addition, (ACP/ACSR) can automatically create a work order/ job or multiple jobs, chain time slots together for job scheduling, offer customer discounting across all of a customers’ accounts and can bill for services immediately or wait for all items on an order to be billed together.

Print and Mail Services/Advanced Enhanced Statement Presentation (Advanced ESP or AESP). The Print and Mail Services provide Customer with the opportunity to receive billing services including composition, statement printing and insertion, target marketing communication products, both print and electronic statements, computer letters, past due notices, refund checks, postal verification services, and quality control. Advanced ESP is a software product that intercepts Customer billing data, integrates it with other data and graphics, and then formats the information into a dynamic and customized statement. Advanced ESP provides Customer the flexibility to create customized statements and customer-specific statements. For example, Customer can create customized statements by dynamically printing Customer company logo and graphics on customer’s statements. Customer can create customer-specific statements by adding messages, advertising pages, or advertising inserts to statements. Advanced ESP offers marketing tools that let Customer communicate effectively with customers to build brand loyalty or to market specific services. Advanced ESP’s flexible approach allows Customer to make statement changes in weeks instead of months. CSG’s AESP also provides selective remit insert options for Business Reply Envelopes in conjunction with customer statements to help reduce envelope costs for select customers. AESP offers Spanish language statements through a text replacement process and use of special characters to help you communicate more effectively with your Spanish-speaking subscribers. AESP uses a weight management program to prioritize and manage inserts more precisely; “fill-to-the-ounce” concept is used to keep mail pieces from exceeding U.S. Postal Service weight restrictions.

Electronic Payment Services (Paybill Advantage). Paybill Advantage provides Customer’s subscribers with a more convenient way to pay their monthly bill through automatic withdrawal from their checking account. CSG interfaces with a designated Automated Clearing House (ACH) processor to enable customers to pay their bills electronically. (One-time and recurring) Payments are initiated through CCS/ACSR and daily EFT transactions are placed on the ACH network for each financial institution to send and receive payments. CSG also offers a complete EFT reporting package including all pre-note and debits that CSG sends to the ACH processor, as well as rejected transactions and notification of changes that CSG receives from the processor.

Auto Check Refund Processing. Auto-Check Refund Processing Services process refunds, issue and track checks, and locate and communicate with the Customer. These Services allow the CSR to concentrate on other service-related tasks. As of the Effective Date of the Restated Master Agreement, Auto Check Refund Processing is provided under a separate Agreement between Customer and CSG (document #5416) dated January 17, 2001, and as amended.

Risk Assessment Services. Risk Assessment Services allow Customer to determine whether a potential subscriber qualifies for Customer’s services based on each subscriber’s credit history. Customer may purchase enhanced Risk Assessment Services enabling the Customer to receive a potential subscriber’s credit score.

Check Verification. CSG’s Check Verification provides service in routing transactions to and from the check verification provider (“CVP”).

Recurring Credit Card Authorization. Credit card authorization (recurring) provides Customer’s subscribers with a more convenient way to pay their monthly bill through recurring credit payment. CSG offers recurring credit card processing services that enable real time credit authorizations for pre-payments, deposits, and recurring monthly payments. CSG’s credit card interfaces accept American Express, Discover, Visa, and MasterCard transactions. Payments are fully integrated into CCS and ACSR. CSG offers complete reporting packages to include card payments that are posted, declined, and are resubmitted.

One-Time Credit Card Authorization. Credit card authorization (1 time) utilizes a one-time credit card transaction to automatically collect payments for monthly services and special circumstances. CSG offers one time credit card processing services that enable real time credit authorizations for pre-payments, deposits, and recurring monthly payments. CSG’s credit card interfaces accept American Express, Discover, Visa, and MasterCard transactions. Payments are fully integrated into CCS and ACSR. CSG offers complete reporting packages to include card payments that are posted, declined, and are resubmitted.

Cash Register Receipts. Cash Register Receipts provide the processing of front counter receipts for payment and equipment. Cash register receipt processing requires specific approved and certified equipment and forms.

CSG Precision eCare® Bureau. CSG Precision eCare® is an Internet product designed to support Broadband service providers in the area of online customer self-service activities. Specific modules within CSG Precision eCare facilitate Electronic Bill Payment and Presentment activities including account management and new subscriber acquisition. CSG Precision eCare includes Online Bill Payment (EBPP), Payment Consolidation and Payment Kiosk. Together, they create a powerful online account management platform, which enables customers to view, manage and pay their bills over the Internet for greater convenience. In addition, customers are able to order and maintain services over the Web through a direct interface to CSG’s customer care and billing system. CSG’s Precision eCare screens would be customized to be consistent with a customer’s Web Portal Brand. When consumers come onto a Home page they will be redirected via links (i.e. Account Login) to CSG Precision eCare pages to perform functions such as Account Maintenance, Bill Review, Order Activation, Change in Subscription, etc.

Also, Consolidator facilitates the distribution of subscriber statement information such that a subscriber can pay and view their bills online at over 1700 different Consumer Service Providers (CSP). Examples include: bank websites, Internet portals, Yahoo, msn, America Online, Schwab BillPay, etc.

Module A - CSG EBPP. This module facilitates presentment of a subscriber’s current bill and past statements in an electronic format via the service providers website. Precision eCare also enables payment of the current bill with EFT/ACH, credit card or PIN-less debit cards. In addition, EBPP allows subscribers to manage account preferences online and suppress hardcopy statements.

Module B - Precision eCare Self Ordering/Account Management/Customer Acquisition. This module facilitates customer self-service activities including online ordering and provisioning of services for new subscribers through direct integration with the ACP platform, further reducing the need for call center agent intervention. Precision eCare also allows current subscribers to upgrade their services and manage their account information through an Internet interface.

Module C - Consolidator Services. Consolidator Services facilitate the distribution of Subscriber statement information (e.g. bill), in an electronic summary record and electronic .pdf format, to multiple bill aggregation points (e.g. bank website, Internet portal or other personal financial website) as requested by the Subscriber.

Module E – Kiosk is a pre-integrated asset to CSG EBPP and Precision eCare modules that allow the extension of payment and ordering functions to free standing kiosks. Used in payment centers and retail locations, Kiosks can be an effective form of brand communication and call center efficiencies when interacting with customers.

Usage Processing. Usage Processing is a scalable, configurable system that allows the provider to parse multi-service network element event records from a customer provided file format into billable records, apply the appropriate rating and discounting methods, guide them to a subscribers account for billing at the appropriate time, and prepare them for the invoice display to be rendered into the bill in the prescribed format. The Usage Processing system will provide reports for audit, exceptions, and revenue. The Usage Processing system utilizes a configuration system that allows easy definition of plans and discounts.

CSG SmartLink® BOS is an XML interface that enables Customer to integrate its applications to the CSG’s customer care and billing system (the “CSG System”). The interface utilizes business logic technology to route transactions, make business decisions based on input and response data, and helps to expedite requests and responses. Message based XML is used for communicating upstream from Customer’s application to the CSG System. Customer can utilize HTTPS protocol to communicate with CSG SmartLink BOS. CSG provides Customer with the CSG SmartLink BOS Interface Developers Guide and the XML schemas for the business functions supported by the interface. XML requests sent by Customer must use the schemas as supplied by CSG and validate successfully against those schemas. Additional information included in Exhibit C-X.

CSG Voice Services. Includes the infrastructure required to support a voice service offering and the required interactions with the core billing engine, CCS/ACP to manage the customer’s account, process orders, manage the financials and produce a consolidated bill. A graphical user interface is provided as an extension of ACSR and is used for managing customer care functions and processes.

CSG Internal Process for MSAG Loads. Includes the ability to accept a Customer provided guide file and load that into the CSG MSAG validation module. The validation module then compares each voice house against the guide file to validate the address is support for E911 services.

Braille and Large Print Statements. CSG customers can flag specific subscribers to receive a Braille or Large print statement. CSG will create a PDF file of these subscribers. This file is sent to a designated FTP site, to be retrieved by the Customer’s vendor of choice. Customer’s vendor will in turn convert these statements to Braille or Large Print format and print and mail these statements.

CSG Event Notification Interface (ENI) - The Event Notification Interface enables ACP to send downstream event notifications for real-time updates, nightly cycle updates, and cycle-generated notifications. Event notification includes activity-based changes to the attributes associated with the following ACP files: Account, Customer, Customer equipment, Equipment inventory, Item, Job, Location, and Order.

CSG Vantage®. Vantage is a database that enables customers to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs. CSG’s Vantage is a highly flexible decision support product that allows customers to generate customized reports based on their business needs. The product is often used for commission reporting, operational analysis and management, royalty reporting, campaign analysis, troubleshooting, and a variety of other applications designed to provide insight to market and customer behavior. In addition, Vantage features interactive applications that allow customers to target their customers (down to the individual subscriber level) through statement messaging and mass adjustment applications).

Customer Value Optional Table in CSG Vantage®. Customer shall have access to CSG’s Customer Value Optional Table in CSG Vantage. The Customer Value Optional Table in CSG Vantage provides Customer with the ability to query the monthly recurring value associated with its customers, accounts, and services. This feature in CSG Vantage allows Customer to query six (6) months of historical item value records, as well as forecasting the monthly recurring value of items up to thirteen (13) months into the future. Implementation services and lead times will be set forth in a mutually agreeable document (e.g. either an LOA or SOW).

CSG Vantage® Update Optional Tables. (“Update Tables”) provide Customer nightly updates of the incremental data for records processed by CSG for a given day (the "Record Process Date") for the Update Tables implemented at Customer's request pursuant to [*** (*) ** **** ************ ** ****]. Each such record will be tagged with an identifier which will be either "Insert," "Change," or "Delete" and will be accessible to Customer for a period of seven (7) days from the date processed. The Update Tables may be queried by Customer to extract records to feed to its data warehouses or to identify Connected Subscriber activity pertaining to the Record Process Date. CSG and Customer agree that the first or initial implementation of CSG Vantage Update Optional Tables, Promotions and Financial Forecaster will be provided at no charge to Customer. The first or initial implementation at no additional charge only includes standard implementation services consistent with similar projects completed for Update Tables, Promotions and Financial Forecaster.

CSG Vantage® Plus. CSG Vantage Plus is a reporting tool containing a browser-based reporting module that allows customers to view and download online CCS and ACP system generated reports from one application. CCS and ACP reports may be accessed in HTML, PDF, and CSV formats. The advanced application provides secured web access to reports and can be deployed at the enterprise or local levels. The application delivers centralized viewing and downloading all from one application, thus reducing paper, printing, third party software, and staffing costs.

CSG Vantage® Plus Archives. CSG Vantage Plus® Archives provides archival storage services through a CSG hosted, browser based application. CCS®/ACP system-generated production report images ("Report Images") are stored in an archived data store and are accessible in HTML, PDF, and ASCII text formats. CSG Vantage Plus Archives also offers the ability to archive report tables ("Report Tables") in Vantage for query and analysis.

Retention is configurable at the CSG Vantage report level for both Report Images and Report Tables in Vantage. Standard deployment will provide for consistent report retention for all Customer's CSG Vantage Plus reports ("Vantage Plus Reports"). Custom solutions may also be deployed in the event Customer requests retention to vary by Vantage Plus Reports.

Standard deployment will also include a consistent Customer user profile that will allow Customer's users to have access to retained Report Images. Customer solutions may also be deployed to support Customer's custom user access requirements as part of a custom implementation.

Report Image retention and any special user access requirements will be defined in a Customer Implementation Specification Sheet ("CISS") document which will be integrated, in each applicable instance, into a mutually agreed upon implementation Statement of Work to be executed by CSG and Customer.

Standard deployment will also include storage of Report Images in CSG Vantage Plus Archives for a period of up to [***** (*) *****]. Customer will have the option to (i) request that CSG pre-load up to [*** (*) ****** of ********** ****** ******] or (ii) commence archiving Report Images from the date that CSG Vantage Plus Archives is implemented. If Customer elects to have CSG pre-load historical data, the [*********] period will commence from the date of the first historical Report Images. Customer may request that CSG continue to provide storage of all or some specified portion of its Report Images for more than [***** (*) *****] for the fees specified in Schedule F. Such request shall be made not less than [***** (*) ******** ****] prior to Customer's requested extension date and documented in an executed LOA. Unless otherwise extended, pursuant to the preceding sentence, Report Images will be available to Customer for the three-year period, after which time the Report Images will be purged and no longer accessible. In the event Customer requests extended retention for Report Tables beyond the current retention available in Vantage Plus, storage fees as listed in Schedule F will apply.

Card Account Update ("CAU") Service. CSG will submit a file of Customer's Subscribers' credit and debit cards on file to Chase Paymentech. Chase Paymentech will update and return the updated file which will automatically be entered into ACP. Updates to such Customer's Subscribers' card accounts may include, but are not limited to, card expiration dates, association changes, and information related to lost or stolen cards. Fees assessed by Chase Paymentech for file updates will be billed directly to Customer, per the separate merchant agreement between Customer and Chase Paymentech.

CSG Product Configurator ("PC") – Billing Configuration Edition ("BCE"). The Product Configurator Billing Configuration Edition is a back office application that is used to define billing code tables. With this new application, CSG is providing a more robust definition and validation layer. BCE is used to manage the following code tables: 9xx, TM, TR, TT, 03, CT44.

CSG Product Configurator ("PC") – Enhanced Sales Edition ("ESE"). CSG Product Configurator – Enhanced Sales Edition is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business. ESE provides a common point of configuration for billing tables, marketing products and offers. Requires CSG Product Configurator ("PC") – Billing Configuration Edition ("BCE").

CSG Product Configurator – Promotions ("Promotions"). CSG Product Configurator – Promotions is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business. Promotions uses price plan billing to automate promotional price transitions and provides additional statement presentation capabilities. Promotions requires CSG Product Configurator (PC) – Enhanced Sales Edition ("ESE") and CSG Product Configurator – Billing Configuration Edition ("BCE").

Configuration Compare Report (CCR). Configuration Compare Report ("CCR") is a reporting tool that will allow Customer to receive daily reports downloaded by CSG so that that will support Customer's need to monitor data configuration differences between its production and test environments (QTOK and PCOA, respectively). Information from the CCR will allow Customer to make billing system configuration decisions that will keep the production and test environments aligned. The CCR will be accessed via an SFTP website. The CCR will be generated daily via an Excel, comma delimited file, as follows:

CCR will be available no later than 10:00 am, central time, Monday through Friday (except holidays) and will include data for the current day plus the [**** (*) ********* ****]. The CCR will provide data for the following fields: UDF, 9xx, DLP/DLQ-EAR

[*** (*)] reports for the daily reports will be provided to Customer to show (i) what is in the production environment that is not in the test environment and (ii) what is in the test environment that is not in the production environment. The reports will contain the full record of data, not just exceptions or missing data, with an indicator of discrepancies so Customer will have the ability to identify the fields on the records that are not aligned.

Complex Composite Services. Complex Composite Services shall mean a primary service that is stored on CSG's provisioning database ("PDB"). A primary service shall mean a parent service that may or may not have children services. For clarification purposes, examples of parent services will include a wireless telephone number, a wireless handset, and a wireless device (e.g., an air card). Directory listing, call features, call forward numbers are children services of a parent service and are not considered a Complex Composite Service. While residential voice telephone numbers and commercial service telephone numbers are considered Complex Composite Services which are also stored in CSG's provisional database ("PDB), they are covered under separate pricing agreements and will not be counted towards the capacity for any other Complex composite Services hereunder.

CSG TechNet®. CSG TechNet® enables technicians to access jobs/work orders and account information through wireless devices (including large screen devices such as laptops) to manage and complete jobs without dispatch assistance. Text messaging functionality allows tech-to-tech and tech-to-dispatch communication and provides technicians with alerts that may affect their scheduled appointments. TechNet includes equipment capabilities, allowing technicians to update inventory real time when equipment is removed, added or swapped.

TechNet iOS. TechNet iOS is an enhancement to CSG TechNet that extends the core functionality of CSG TechNet within the operating system ("iOS") on Apple devices through direct integration with the iOS Safari browser. TechNet iOS is designed to operate on Apple iOS devices only per current iOS versions as defined in the DEG. TechNet iOS requires an application to be downloaded and installed on each iOS device. Configurable CSG TechNet features specific to TechNet iOS that allow functionality with Apple iOS devices will include:

•
Audible Alerts – leverages Apple’s Push Notification Service for audible alerts which also enables alerts when the device is in battery saving mode (black screen)
•
Bar Code Scanning – enables scanning if the iOS device has a bar code scanning application installed
•
Credit Card Scanning – provides magnetic card reader functionality available when a headphone jack scanning device (third-party optional device) is present
•
Jump out URL – enables the ability to link to external web-based applications from within CSG TechNet and provides the user option to seamlessly link back to CSG TechNet

(a) In order for Customer to use TechNet iOS, Customer must:

-
establish an Apple iTunes B2B account (the “Apple Account”);
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provide CSG with Customer’s login ID(s) for the Apple Account; and
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manage distribution of the installation tokens provided to Customer under the Apple Account

(b) Customer's right to use TechNet iOS is non-transferable, governed by and subject to Apple's usage rules.

(c) Customer’s right to use TechNet iOS, as provided pursuant to the terms of the Agreement, is between CSG and Customer and not Apple.

(d) Customer agrees that (i) CSG, not Apple, shall be solely responsible for any claims related to Customer’s use of TechNet iOS and (ii) Apple has no obligation to furnish maintenance and support services with respect to TechNet iOS.

(e) Customer acknowledges that Apple and Apple’s subsidiaries are third party beneficiaries of the terms and conditions of Customer's use of TechNet iOS.

(f) Customer represents and warrants that it is not located in a country subject to a U.S. Government embargo, or that has been designated by the U.S. Government as a “terrorist supporting” country; and Customer is not listed on any U.S. Government list of prohibited or restricted parties.

(g) CSG’S total liability, only as such liability applies to Customer’s use of TechNet iOS for any claims related to or resulting from Customer’s use of TechNet iOS shall be limited to [**********].

TPV Interface. The TPV Interface is an automated generic interface that will provide Customer's third party verification vendors (the "TPV Vendors") with the information necessary to complete the third party verification process for Customer's voice services to its Subscribers. The TPV Interface will also be the communication channel by which the TPV Vendor(s) will provide data back to ACSR® Voice with verification that the information has been received and whether the third party verification process has been successful or unsuccessful.

CSG’s Ascendon™ Evolved Customer. Customer Contact Preferences is a module of the CSG Ascendon Evolved Customer offering, and such module is provided as a Service by CSG pursuant to the terms of the Agreement. Customer Contact Preferences module provides Customer with the capability to store its subscribers' contact information and preferred notification delivery method based upon certain configurable notification events. CSG is required to create, modify or delete Customer Contact Preferences templates that define the applicable notification delivery methods and notification events, which configuration shall be provided, pursuant to a mutually agreeable Statement of Work or Letter of Authorization for the fees provided in Schedule F. Customer Contact Preferences may be used by Customer to support Connected Subscribers and Customer subscribers who are not Connected Subscribers. Support of Customer’s subscribers who are not Connected Subscribers shall be subject to a subsequent Statement of Work which includes additional configuration, integration and related fees.

Financial Forecaster. CSG Financial Forecaster is a service by which Customer is able to select from various flexible financial reporting schedule options that can include daily, weekly, and custom recurring schedules. Based on the selected schedule and frequency, Customer will receive financial snapshot production reports (“Financial Snapshot Reports”) and files extracted from CSG Vantage® Plus and select CSG Vantage® tables, as documented in CSG’s Financial Forecaster User Guide. Financial Snapshot Reports cannot be run on Customer’s actual month end date. While Financial Forecaster relies on Vantage to provide this Service and its functionality, Vantage SLAs do not apply to Financial Forecaster.

Financial Snapshot Reports will be delivered to Customer via a secure file transfer protocol (“FTP”). CSG will maintain the extracted data for the Financial Snapshot Reports on the secure FTP directory until (i) pick up by Customer or (ii) [*********** (**) *****] following CSG's delivery of such extracted data, whichever is earlier. A backup copy of the extracted data will be maintained by CSG for a period of [*** ******* ****** (***) *****]following CSG's delivery of such extracted data. For the File Restoration Fee set forth in Schedule F, such data shall be made available for pick up from the Archive FTP Directory by Customer upon Customer's written request (via email is sufficient) to CSG.

Specialized Report entitled, CPRM-006 Royalty Account Summary Report, for former Time Warner Cable, Inc. markets. CSG shall deliver the CPRM-006 Detail File Report daily to a file transfer protocol site ("FTP") for pick up and use by Customer and, without limitation and at no additional fees. CSG will maintain the daily delivered CPRM-006 Detail File Report on the FTP site until (i) pick up by Customer or (ii) [*********** (**) *****]following delivery to the FTP directory, whichever is earlier. A backup copy of CPRM-006 Detail File Report will be maintained by CSG for a period of [*** ******* ****** (***) *****]following delivery of the CPRM-006 Detail File Report to the FTP directory. For the File Restoration Fees as set forth in Schedule F, the CPRM-006 Detail File Report will be made available to Customer, at Customer’s request to CSG (via email is sufficient), from the FTP directory. CSG shall use commercially reasonable efforts to provide the daily CPRM-006 Detail File Report by [***** ****]central time.

PDB Access. PDB Access will allow Customer to include their video and data Connected Subscribers' on the PDB with their voice Connected Subscribers currently on the PDB, will allow a single provisioning interface for Customer's voice, video and data Connected Subscribers via the SODI. In order to support required business functions, Customer will have use of PDB functions as well as back office functions to support the video and data Connected Subscribers being added to the PDB.

InfoCast Files. InfoCast Files are scheduled applications that create data extracts which are compressed, encrypted, as applicable, and sent to a secure FTP directory maintained by CSG on behalf of Customer (the "InfoCast Pick Up Site"). CSG will author the logic to create the report files from CSG Vantage® data and enhance or modify the logic in the event Vantage data objects change. InfoCast Files applications can be scheduled to run intraday, daily, weekly, monthly, or at specific intervals. Customer will access the InfoCast Pick Up Site to retrieve the extracted data. CSG will maintain the extracted data on the InfoCast Pick Up Site for [*********** (**) *****] or successful download by Customer, whichever first occurs.

Preference Management Application for ACSR®. The Preference Management Application for ACSR will allow Customer to update its identity management database with subscriber preference information, which for purposes of this Service includes Connected Subscribers and Customer subscribers who are not Connected Subscribers, using the ACSR® AOI.

Payment Gateway Service. The Payment Gateway Service facilitates the routing of, in each case, credit card transactions ([****, **********, ********, and ******** *******]) and debit card transactions, including Customer card transactions for Connected Subscribers as well as those originating from non-CSG systems, to Customer’s designated third party processors.

Custom Rules Engine (“CRE”). CRE will allow Customer Service Representatives (“CSRs”) to complete orders with a higher degree of accuracy by providing a series of edits during the order creation process that will notify CSRs if the order has violated a rule. CSG shall develop and provide a hosted database, which will include all Customer audit rules created at Customer’s request in connection with the CRE Service. The hosted CRE Services architecture will provide for production and hot backup for failover protection.

CRE Enhancements:

IntelligentHome Order Entry Enhancement. This enhancement provides a user interface and application integration enhancement for Customer’s IntelligentHome services for the purpose of enhancing order entry from CSG's Advanced Customer Service Representative ("ACSR®") Order Workflow for Customer’s customer service representatives that will include integration with the TWC IntelligentHome serviceability and lead management web services. CSG shall provide support hours per month as identified in and for the fees provided in Schedule F.

E911 Enhancement. This enhancement provides an automated service to supplement the CCS® billing system, ACSR® and ACP-V functionality provided by CSG to Customer such that qualifying Subscribers temporarily maintain Emergency 911 services (the "E911 Services") following non-payment downgrade actions in accordance with Customer’s business requirements (the “E911 Enhancement”). CSG shall provide support hours per month as identified in and for the fees provided in Schedule F.

Custom Services. The following Services have been created by CSG to provide Customer with additional functionality as requested by Customer and agreed by CSG to provide. For the avoidance of doubt, while these

Services are custom, CSG maintains ownership of the Services and its underlying Intellectual Property and CSG may provide these same or similar Services to other customers. CSG and Customer agree, CSG shall not use Customer’s Confidential Information in the provision of these Services to other customers.

Vantage Custom Tables

Vantage Accounts Receivable Segmentation Reports – Provides Customer with specific SQL queries from Vantage which provides detail tables and summary tables for previously identified Customer systems. Any additional tables or Customer systems required for the Vantage Accounts Receivable Segmentation Reports shall be provided pursuant to a mutually agreed Statement of Work. CSG shall provide storage for up to [**** (*) ******** ********], provide limited user capabilities for [*** (*) ****] (“Schema Owner”) with the ability to run [**** (*) ********** ********]. Each Customer user will need a Vantage license. CSG and Customer agree the system is not intended to store any personally identifiable information and as a result Customer is responsible for ensuring no personal information is contained in any of the Vantage Accounts Receivable Segmentation Reports.

Vantage Revenue Model Activity Reports – Provides Customer with specific SQL queries from Vantage which provides detail tables and summary tables for previously identified Customer systems. These SQL queries will run automatically on a monthly basis and stored by CSG. Any additional tables or Customer systems required for Vantage Revenue Model Activity Reports shall be provided pursuant to a mutually agreed Statement of Work. CSG shall provide limited user capabilities with administrative rights for [*** (*) ****] (“Administrative Schema Owner”) with the ability to run [******* (**) ********** ********]. CSG shall also provide limited user capabilities an additional user with access only to Output Tables (“Schema Owner”) and the ability to run [******* (**) ********** ********]. CSG and Customer agree the system is not intended to store any personally identifiable information and as result Customer is responsible for ensuring no personal information is contained in any of the Vantage Revenue Model Activity Reports.

CSG Composed XML Output. The CSG Composed XML Output is generated following completion of the composition cycle process and provides Customer’s electronic statement output in XML format to be stored by CSG and retrieved by Customer via an application programming interface (“API”). The CSG Composed XML Output will be available for Customer retrieval from the API on a statement cycle basis. Composed XML will include statement information as it appears in Customer’s Subscribers’ statements, including statement messages.

Lockbox Processing Reconciliation Services. CSG shall provide Customer with reconciliation services to settle Customer’s Connected Subscribers’ accounts following receipt by Customer of payments from Connected Subscribers via a lockbox.

Telemetry Data Streaming Services. CSG will provide and make available, via a data streaming service, to Customer in an [**********] cadence (i.e., a continual refresh of certain of Customer’s usage activity date (the “Usage Activity Data”) within [*** ****]) to the Customer-specified end point. The Usage Activity Data will be available at Customer’s end point and will be refreshed upon the next delivery of the Usage Activity Data in a frequency consistent with the [**********] cadence. Upon each such refresh, the previously sent Usage Activity Data not captured by Customer will no longer be available to Customer and CSG will have no ability to recreate such previously sent Usage Activity Data. Customer is responsible for the capture of the Usage Activity Data. For purposes of clarification, “telemetry” for purposes of the Telemetry Data Streaming Services is the collection and transmission of data for Customer’s monitoring purposes.

Agent Collections Calculator (“ACC”). CSG will provide, make available, maintain and support an integrated account collections calculator with Customer-specified algorithms designed to provide predetermined installment payment options for Customer-selected CSRs to offer to Connected Subscribers carrying delinquent balances.

Statement Tax Data Extract. CSG will generate and make available, via delivery to a CSG secure FTP (“SFTP) site, a per “Cycle” statement tax data extract feed (each a "Per Cycle Tax Data Statement Extract") that will include the tax amount and invoice number on a per Connected Subscriber account basis in [**** (*) ********* *** **** ******* feeds, as follows: *** (*) such ********* *** **** ******* feed will be available to Customer’s Production Environment and *** (*) such ********* *** **** ******* feed will be available to each of Customer’s ***** (*) **** ***********] regions of CTER commonly known as QAHA, QAKA and QA3A. The Per Cycle Tax Data

Statement Extract feeds will be delivered by CSG to a CSG secure FTP (“SFTP”) site and made available to Customer for pick up from the SFTP site. Each Per Cycle Tax Data Statement Extract feeds delivered by CSG to the SFTP site will be available to Customer for a period of [********** (**) ****] from the date of delivery of such Per Cycle Tax Data Statement Extract feeds to the SFTP.

CSG Field Service Management (“FSM”). CSG FSM is a web-based cloud application for routing and dispatching activities that receives and updates work orders from Customer’s billing systems and assigns work orders to technicians based on each technician’s skills, location and availability.

CSG Field Service Management GPS System Service via Gateway. The GPS System Service via Gateway populates and displays vehicle location and status data on the FSM application’s Routing and Dispatch system. Customer will select and retain one or more CSG certified third party GPS vendors (“GPS Vendor”) to provide GPS data over an interface established and maintained by the GPS Vendor (“GPS Interface”) to FSM; all fees and expenses charged by such GPS Vendor to Customer shall be payable by Customer and CSG shall have no liability or obligation therefore. The GPS data is transmitted by such GPS Vendor over the GPS Interface at an update interval determined between Customer and the GPS Vendor, but generally between [*** (*) and **** (*) *******], consistent with all terms and conditions of the Master Agreement. GPS data transmitted by the GPS Vendor over the GPS Interface integrates with FSM mapping functionality to provide real-time location information of Customer’s service vehicles relative to scheduled jobs. Customer hereby acknowledges that:

(a) The GPS Vendor is restricted to sending only GPS data certified for use within the specifications of the GPS Interface. Use of additional GPS data, vehicle-related data or other data shall require further discussion and analysis among CSG, Customer and the GPS Vendor and shall be set forth in schedules, exhibits or addenda to this Agreement as may be made by the Parties from time to time;

(b) CSG’s certification of the GPS Vendor’s GPS data integration into FSM does not warrant the operational reliability and/or data integrity of the GPS Vendor’s GPS system;

(c) The GPS Vendor is responsible for obtaining and maintaining its certification status with CSG and CSG shall not be liable to Customer for any delay, interruption or failure by the GPS Vendor to perform under any agreements between Customer and the GPS Vendor as a result of the GPS Vendor’s failure to obtain or maintain its certification status with CSG; and

(d) CSG shall not be liable to Customer for any delay, interruption or failure by the GPS Vendor to perform under any agreements between Customer and the GPS Vendor as a result of the termination or expiration of any contract between CSG and the GPS Vendor with respect to the Interface.

CSG Dash. CSG Dash is a CSG-hosted, native cloud platform reporting tool that, based on integration of Customer’s data into an instance of CSG Dash in Customer’s environment, provides Customer with business intelligence dashboards with report and visualization capabilities that will allow Customer to manage, analyze, and utilize the resulting dashboard(s).

CSG Product Configurator (“PC”) - Offer Export/Import Tool. The PC Offer Export/Import Tool will (i) provide an end-to-end process for Customer to mass copy Offer configurations across multiple environments and (ii) minimize dual-entry of such Offer configurations across the multiple Customer environments. Requires CSG PC - Enhanced Sales Edition (“ESE”).

Exhibit C-1 TC “Exhibit C-1 - Communications Control System (CCS®) & Advanced Convergent Platform (ACP)” \f C \l “1”

Communications Control System (CCS®) & Advanced Convergent Platform (ACP)

5.
CCS® Services. Included within the Products purchased by Customer in accordance with Sections 2.2(a) or 3.1, are the data processing services, applications and other video, HSD and voice services (“CCS® Services”) as is consistent with Section I.A of Schedule F. The CCS Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS or ACP processing software, adequate computer time and other mechanical data processing services as more specifically described in the Documentation. Customer’s personnel shall enter all payments and non-monetary changes on terminal(s) located at Customer’s offices, or provide CSG payment information on magnetic tape or electronic record in CSG’s format. CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification.
6.
Implementation/Conversion Services and Fees. CSG shall provide installation, implementation and conversion services as described on Schedule G in connection with Customer’s conversion of each Connected Subscriber (the “Implementation/Conversion Services”). For Connected Subscribers added to this Agreement subsequent to the Effective Date of this Agreement, each Party shall pay the other Party the applicable fees set forth in Schedule F for the Implementation/Conversion, if any.

.

Exhibit C-X

Additional Services Information

A. ACP/ACSR®

Enhanced Account Ledger (EAL). The functionality was designed to provide customers an online view of the statement and ledger that was more representative to what the end user saw on their statements. In addition, the new consolidated view also makes it easier for CSRs to access information in one central location, which helps to minimize talk-time.

Account Hierarchies. Account Hierarchies provides Customers with a basic hierarchical infrastructure where accounts can be linked together in a hierarchical manner to support multiple lines of business, as well as Business-to-Business accounts. Multiple groups will be created that connect subservient accounts across the entire business organization.

B. Intentionally left blank.

C. Application Object Interface (AOI). Application Object Interface enables CSG’s customers to programmatically develop customized external applications to access and retrieve information directly from CSG’s Advanced Customer Service Representative (ACSR) program. With AOI, you can request specific customer-related information from ACSR, open predefined windows in ACSR, and request certain status updates from ACSR. These external customer applications can exist on the same desktop as ACSR or run on a remote server selectively communicating with all the customer workstations.

D. Intentionally left blank.

Exhibit C-2 TC “Exhibit C-2 - Print and Mail Services” \f C \l “1”

Print and Mail Services

7.
Services. For the fees set forth in Schedule F, CSG will provide to Customer, and Customer will purchase from CSG, Customer’s requirements for the composition, printing and mailing of monthly statements to Customer’s Connected Subscribers and for Non-ACP Subscribers as defined in Schedule A (the “Print and Mail Services”). The provision of any additional Print and Mail Services that are not included as part of this Exhibit C-2 or are requested to be implemented in addition to how they are identified in C-2 (a) or C-2 (b) shall be made available pursuant to a mutually agreed SOW. This Exhibit C-2 identifies the Print and Mail Services provided to Customer to regardless of whether the subscribers are Connected Subscribers of Non-ACP Subscribers. In addition, CSG will provide to Customer all of Customer’s requirements for the composing, printing and mailing of monthly statements to Non-ACP Subscribers pursuant to Attachment C-2(a). Further, CSG will provide to Customer all of Customer’s requirements for the printing, mailing and composing of monthly statements Connected Subscribers pursuant to Attachment C-2(b).
8.
Postage. CSG shall purchase the postage required to mail statements to Customer’s subscribers (“Subscriber Statements”), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall pay CSG for all postage expenses incurred in the performance of the Print and Mail Services in accordance with Schedule F.
9.
Deposit. As of the Effective Date of this Agreement, CSG holds a security deposit equal to the estimated amount of disbursements for [*** (*) *****]as reasonably determined by CSG based upon the projected volume of applicable services to be performed monthly by CSG (the “Deposit”) for the payment of the expenses described in Sections 2 and 3 of this Exhibit C-2 (the “Disbursements”). If Customer incurs Disbursements greater than the Deposit for any month, Customer shall, within [***** (**) ******** ****] of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit. CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a monthly basis are less than the Deposit for [***** (*) *********** ******]. In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any invoice from CSG which remains unpaid following the termination or expiration of this Agreement. Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or expiration of this Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.
10.
Enhanced Print and Mail Services.

(a) Enhanced Statement Presentation.

(i)
Development and Production of ESP Statement. CSG has developed a customized billing statement (the “AESP Statement”) for Customer’s subscribers utilizing CSG’s AESP services. Customer may request and CSG may provide changes to the AESP Statements pursuant to a separately executed and mutually agreed upon Statement of Work. Customer may revoke CSG’s rights to use Customer Intellectual Property any time upon written notice to CSG.
(ii)
Supplies. CSG will suggest and Customer will select the type and quality of the paper stock, carrier envelopes and remittance envelopes for the AESP Statements (the “Supplies”). CSG shall purchase Customer’s requirements of Supplies necessary for production and mailing of the AESP Statements. CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.
11.
CSG Mail Trace. Mail Trace is CSG’s mail tracking product that uses a special barcode to track letter-size mail through the USPS system at the piece level. CSG offers Mail Trace on both outgoing and incoming mail. As the piece travels through the mail, data such as time, date and location are recorded on USPS equipment and sent to CSG. Mail Trace data is accessible via DirectNet, ACSR, and/or a daily file on the Customer’s ftp outgoing site.

Optional Mail Trace features include populating Vantage tables and utilizing ACP settings for the automatic delay of delinquency actions based on Mail Trace data.
12.
CDR Repository. The CDR Repository is a database repository which captures and organizes CDRs in a customer-friendly format from Event Processing Systems (EPS) and provides a convenient and responsive interface to CSG’s Electronic Bill Payment and Presentment (EBPP) for the retrieval of the CDRs for display. The terms and conditions for CSG-hosted or Customer-hosted CDR repositories are applicable for the APC Commercial Upgrade. Customer will have the flexibility to use CDR for any account with telephone lines, regardless of the number of lines on the account.
13.
SmartColor Printing. CSG shall provide SmartColor Printing for Customer’s subscribers. SmartColor Printing is available on both sides of each physical page and provides less than or equal to twenty percent (20%) ink color coverage. In the event customer wishes to produce statements or other documents with up to and including thirty percent (30%) ink color coverage, CSG shall make the additional coverage available and invoice Customer for the additional fees provided in Schedule F. If ink saturation exceeds thirty percent (30%), CSG shall provide the additional coverage and invoice the additional Print Processing Fee based on the actual ink saturation required. Due to saturation of color and CSG’s experience with offline processes, such as lockbox processing, CSG and its technology partners require 24# paper weight for up to and including thirty percent (30%) ink color coverage to support SmartColor Printing.

Should an event require activation of CSG’s disaster recovery plan, or in the event of an unforeseen or unplanned outage that prohibits SmartColor Printing, (a) CSG will use commercially reasonable efforts to continue printing in color using SmartColor Printing, although colors may vary slightly, or, if unable to do so, (b) CSG will notify Customer and, thereafter, statements or other documents will be printed using black/white print technology. In such event(s), Customer shall not be charged the SmartColor Printing fee for the statements or other documents printed using black/white print technology.

14.
Message Manager. Message Manager is a fully hosted web application that will provide Customer with the ability to compose and maintain document messages, providing robust statement message composition, prioritization, rich text, basic selectivity, and preview and reporting capabilities to facilitate Customer’s communication with its subscribers.
15.
Print and Output Services (see Attachment A.1 to Exhibit C-2). Print and Output Services shall include formatting of data as provided by Customer for the purposes of archival, physical document printing, mail piece production or electronic presentation.

•
Physical Document and Mail Piece Processing. Physical document processing shall include:

•
Printing, inserting and mailing of all mail pieces, single and multiple pages, into a specified carrier envelope.
•
The appropriate return envelope as well as inserts as required. Up to [*** (*) *******] (including a BRE) may be included with each mail piece setup. For purposes of the previous sentence, BRE shall mean Business Reply Envelope.
•
Ensuring that all mail pieces are properly folded and inserted and meet all addressing and delivery point bar code placement conforming to United States Postal Service (“USPS”) standards.
•
CSG offers systems and tools to facilitate Customers’ compliance with USPS requirements with respect to address updates. However, Customer is ultimately responsible for both (a) providing CSG with complete and accurate mailing addresses for each of Customer’s respective customers, and (b) indemnifying CSG against any USPS claims or actions made by the USPS, and reimbursing CSG for any additional postage costs assessed by USPS, due to Customer's failure to provide CSG with complete and accurate mailing addresses for Customer's customers.
•
Balancing against the quantities on the system generated reports to ensure all mail pieces were inserted.
•
Ensuring that all mail pieces are processed for delivery in accordance with applicable delivery time frames.

•
Maintaining the integrity of all postal sorts and postal discounts on all mail pieces under this Agreement and, for US mail, balancing the postage accuracy against the USPS-certified postal software reports provided by CSG.

The specific Print and Output Services capabilities that will be implemented for Customer will be set forth in a mutually acceptable SOW.

16.
Advertising Sales. If space and advertising is available in Customer’s billing statement mailings (the "Statements") for advertising inserts, Customer may wish to have CSG insert advertisements into the Statements, in accordance with the terms and conditions of the Proposal document executed at the time such insertion is made.
17.
CSG InView. CSG InView is a CSG hosted online statement archival service for storage of Customer’s Letters and statements, including statement backers and ad pages that will allow Customer to view and retrieve Letters and retrieve statements, in PDF format, not later than [*********** (**) *****] after completion of Customer’s then-current Billing Cycle.

CSG InView will permit Customer access to its Connected Subscribers; and its Non-
ACP Subscribers’ statement images for a period of up to [***** (**) ******] from the date that each such statement image is available for viewing (the “Statement Data Retention Period”), after which time the PDF statement images will no longer be accessible to Customer.

Further, Letters can be stored in the same CSG InView storage instance. As a result, CSG InView will permit Customer access to its Letters for a period of up to [*** (*) ******] from the date that each such Letter is available for viewing (the “Letter Retention Period”), after which time PDF images of Letters will no longer be accessible to Customer.

18.
Braille and Large Print Statements. Customer can flag specific customers to receive a Braille or Large print statement. CSG will create a PDF file of these customers. This file is sent to a designated FTP site, to be retrieved by the Customer’s vendor of choice. The Customer’s vendor will in turn convert these statements to Braille or Large Print format and print and mail these statements. The specific Service capabilities that will be implemented for Customer will be set forth in a mutually acceptable Statement of Work.
19.
Multiple Languages. CSG will offer the ability to provide statements and correspondence in English and Spanish. Customer is responsible for proper translation of content. This capability will be implemented in a mutually acceptable Service SOW.
20.
Near Real Time Digital Billing Composition Service. Near Real Time Digital Billing Composition Service will enable composition of Customer’s Connected Subscribers’ and Non-ACP Subscribers’ (collectively, for purposes of Near Real Time Digital Billing Composition Service, the “Subscribers”) off-billing cycle digital statements when a triggering order event occurs that will enable Customer to present a digital representation of the statement to a Subscriber. Such digital representation will be generated from a single composition interface in which billing information is composed in the style format of a statement. The digital representation of the statements will be accessible via an API for retrieval by Customer and electronic delivery to Customer’s Subscribers upon the “triggering order event” and will include estimated taxes; usage to-date, one-time events, such as pay per view, and statement messages, will not be included in the off-billing cycle digital statements.

For purposes of this Service Description, the “triggering order event” or “triggering order events,” as the case may be, shall include:

Event	Description

[*** *******]	[*** ******* ******* ****** *** *** ******* ***** ** ********]
[*** ******* ******	*** ******* ******* ****** **** ********** ****** ** *** ******* ** *******
*** ******* ******	*** ******* ******* ******* ************ ********
****** ** *******	******* ****** ******* ** ****** ** ****** ******* ** *******
******* ***** *******	******* ****** ** * ******* ******* ************ *******
****** ** ******* ******	******* ****** ************ ********
*****/*********	*****/********* ******* ****** ** ***** *** ****** ******** **** *** ********** ******** *** ********* ** ************ *** ****** ****** *** *** ******* ** *** **** *******
**********	********** ******* ****** ********* ** ***** ** *** ****** ****** *** **** ******* *****]

Triggering order events may be updated in any subsequent Statement of Work to be executed by the parties prior to such implementation.

Requests sent by Customer for Near Real Time Digital Billing Composition Service shall be coded to the applicable data format provided by CSG for use cases requested by Customer.

For Non-ACP Subscribers, Customer shall be responsible for providing connectivity and all such required billing data information from any Customer third party billing platform to CSG that will allow request/retrieval of any agreed triggering order event for delivery of off-billing cycle digital statement.

15. Letters. Letters provides Customer with (a) processing Customer-requested letters for Customer’s Connected Subscribers, Non-ACP Subscribers and recipients selected and specified by Customer. Letters will, collectively, include each of (i) Customer-precomposed letters via a file feed from Customer to CSG (the “File Feed Precomposed Letters”) and (ii) Customer-generated letters from Customer’s utilization of CSG’s SaaS document composition platform entitled “CSG Communication Builder” (the Communication Builder Letters”). Customer’s utilization of File Feed Precomposed Letter or Communication Builder Letter will be determined solely by Customer for each Letters request from Customer to CSG; and (b) adding email as an alternate communication delivery channel to send Letters content via email.

For purposes of clarification:

Communication Builder Letters. CSG will provide Customer with access to CSG Communication Builder, a CSG SaaS document composition platform from which Customer will have the ability to design, edit and print digital and hard copy letters and utilize preset templates with Customer branding capabilities stored on CSG Communication Builder from Customer’s web browser for Customer to create, validate, preview, update and approve Letters for delivery via Print and Mail Services (that will include print letters and postcards) and Alternate Communication Delivery (for digital letters) for Connected Subscribers, Non-ACP Subscribers and recipients, Communication Builder Letters will be sent, as determined solely by Customer, via (i) Direct Solutions (Print and Mail) and via (ii) email (“Alternate Communication Delivery) for Connected Subscribers, Non-ACP Subscribers and recipients. The specific terms and conditions for any Communication Builder Letter will be set forth in mutually agreed Statements of Work, E-SOWs or Letters of Authorization.

File Feed Precomposed Letters. CSG will provide Customer with access to a GUI through web application screens that allow Customer to create, edit, validate, preview, update, and approve Letters for delivery via Print and Mail and, electronically, via Alternate Communication Delivery for Connected Subscribers, Non-ACP Subscribers and recipients. The specific terms and conditions for any File Feed Precomposed Letter will be set forth in mutually agreed Statements of Work, E-SOWs or Letters of Authorization.

Alternate Communication Delivery. Alternate Communication Delivery will be available via email as an alternate delivery model for digital Letters for Connected Subscribers, Non-ACP Subscribers and recipients.

Attachment A.1 to Exhibit C-2

Print and Output Services

1. CONVERSION. CSG will require a minimum of [****** (**) ****] from the date of execution of a conversion SOW to complete all conversions contemplated herein. Actual timelines will be determined after the Effective Date during requirements gathering and documented in the SOW and may be subject to change due to delays in Customer’s responsibilities and deliverables, changes to specifications or changes in project scope.

2.
DELIVERY STANDARDS. CSG agrees to provide delivery services based upon the Performance Standards of delivery of Services as provided in Schedule H, HExhibit H.5 – Service Levels. The delivery standards exclude major holidays, which shall be defined as New Year’s Day, Memorial Day, 4th of July, Labor Day, Thanksgiving Day and Christmas Day.

Mail Piece Delivery: Unless noted otherwise, CSG will ensure that [*********** ******* (***) of Customer’s mail pieces are mailed within *********** (**) *****]of successful receipt of a properly formatted data file and will ensure that [*** ******* ******* (****)]of Customer’s mail pieces are mailed within [*********** (**) *****] of successful receipt. Further, CSG will require an additional twenty-four (24) hours to mail non-automated mail and mail piece reprints. Performance standard measurement begins [***** (**) ****]following each new conversion.

ATTACHMENT C-2(a)

Non-ACP Subscribers Only

Mail Pieces: May include invoices, statements, customer letters, reports and other transactional documents.

Cycle: A cycle is defined as the time period beginning at 12:01 a.m. and ending at 12:00 midnight in the time zone where physical printing occurs. A cycle can include multiple Customer file transmissions of mail pieces. As used in this Agreement, the terms “Customer file” or “data file” shall mean a single job of like pieces for Customer.

Turnaround: The elapsed time between the end of transmission of an accurate and complete data file and the point where the last mail piece of that transmission is delivered to USPS. For any mail piece sent to a third party for further processing to receive the lowest postal rates, the turnaround time clock stops when CSG has completed preparation of the mail piece for pick-up by the third party provider.

Per Cycle Minimum. Customer must have a minimum of **** billing cycles per *****, but no more than ********** billing cycles per *****.

Exact View. Exact View is a fully-hosted web application that electronically stores, retrieves and prints a document exactly as it appears to Customer’s customers, including customized document messages, and advertisements that are printed on the document (“Document”). It allows for customization of index fields and storage options to be determined by the Customer. The base product includes:

•
Hosting and storage of composed Documents on CSG’s servers, which are maintained and supported by CSG.
•
Conversion of CSG invoices to display in PDF format (“Image”).
•
[****** (**) ******]of Image storage.
•
Customer Service Representative (“CSR”) Workflow Screens which permit the CSR access to specific customer Document information as identified in index fields available within an Image.
•
Analyst Workflow Screens which permit Customer to view the same information as the CSR Workflow Screens and also permit searching, sorting and retrieval of Images across multiple customer records.

Product Modules to the base solution include the following. Specific fees for these modules, as requested, are outlined in Schedule F.

•
Additional months of storage for Documents and Images beyond the base product storage of [****** (**) ******].
•
Option for additional months of storage of raw data for Reprints sent to CSG’s Output Solutions Center (“OSC”) beyond the [****** (**) ****]base offering.

Customer Letters. CSG will provide Customer with access to a Customer Letter GUI through web application screens which allows Customer to create, edit, validate, preview, update, and approve customer letters. Customer Letters offer advanced flexibility, supporting page and font formatting, insertion of graphics and the use of any font supported by Microsoft Word. Customer may also choose the paper stock. Letters are reviewed by CSG to ensure there are no print quality issues and then placed in an Active status for use in production. The specific Customer Letter capabilities that will be implemented for Customer will be set forth in a mutually acceptable Statement of Work or Letter of Authorization.

Data Storage Services. This Service provides data storage for Legacy BHN for a portion of ****, ****, ****, **** and ****]for specified and agreed system principles for Legacy BHN. CSG will make the data available in a text file and provide agreed upon data and information in a reasonably period of time as requested by Customer.

Third Party Biller [(**********)] Provisions.

1.
Customer, [**********]or both shall transmit customer data from Customer’s platform to CSG in compliance with the provisions of the Agreement. Customer data shall not be delivered to, reside on, be administered from or be transmitted to CSG from other than Customer’s platform.
2.
Unless CSG is otherwise notified by Customer in writing and subject to the provisions of this Attachment C-2(a), [**********]shall be Customer’s single point of contact in connection with customer data transmitted to CSG, including access to CSG’s help desk and issue resolution support. Customer authorizes CSG to receive requests and inquiries from [**********]to CSG’s International Service Desk (“ISD”) or CSG’s designated account representative and to transmit responses, proposed actions plans and final resolution information to [**********]on Customer’s behalf. Customer will be responsible for [************]compliance with ISD procedures and requirements. CSG is entitled to rely on the information and direction received from [**********]without further inquiry. With respect to data transmission errors, CSG will contact Customer.
3.
[**********]shall not have, and Customer shall not provide, direct access to any Customer or CSG information accessible through mycsgconnect.com.
4.
At no charge to Customer, CSG shall establish a new originating IP address for use by [**********]. The existing IP address shall remain in place for use by Customer. Customer data files will continue to be encrypted using existing FTP software (IPSwitch). Any further changes in connectivity, transmission or other communication lines and the fees applicable thereto are subject to mutual written agreement of the parties.
5.
[**********], as a contractor of Customer, may have access to and use of either party’s Confidential Information, subject to Article 10 of the Agreement. Customer shall be responsible for enforcing the provisions of Article 10, Confidentiality, with respect to [************]access to and use of any CSG Confidential Information. Customer agrees that [********** shall not provide, and will not permit **********to provide, any **********]confidential information to CSG without mutual written agreement of Customer, CSG and [**********] as to the nature, use and protection required in connection therewith.

ATTACHMENT C-2(b)

Connected Subscribers Only

Enhanced Past Due Notices.

Development and Production of Enhanced Past Due Notices. CSG has developed a customized enhanced past due notice (the “Enhanced Past Due Notice”) for Customer’s subscribers. Customer may elect to use CSG’s generic Enhanced Past Due Notice format or have CSG develop custom Enhanced Past Due Notices for Customer. If Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will perform the design, development and programming services related to design and use of the Enhanced Past Due Notices and create the Enhanced Past Due Notices pursuant to a separately executed and mutually agreed upon Statement of Work. If Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will develop one custom format; multiple custom formats shall not be used.

Supplies. CSG shall purchase Customer’s requirements of Enhanced Past Due Notices supplies necessary for production and mailing of the Enhanced Past Due Notices. Customer shall pay CSG the rates set forth in Schedule F for the purchase of such supplies. Unless Customer requests to use custom paper stock, CSG shall supply the type and quality of the paper stock for generic Enhanced Past Due Notices. Customer may elect to use custom paper stock for generic and custom Enhanced Past Dues. Enhanced Past Due Notices will be mailed in generic envelopes.

Per Cycle Minimum.

Customer must have a minimum of [**** billing cycles per *****, but no more than ************ (**) billing cycles per *****].

Exhibit C-3

Financial Services

1.
Services. Should Customer choose to use the following Financial Services in this Exhibit, CSG shall provide the Financial Services herein for the fees set forth in Schedule F: One-Time and Recurring Paybill Advantage®, Risk Assessment Services, Payment Gateway Service Credit Card Processing, Cash Register Receipts, Card Account Update (“CAU”) Service, Recovery Management Services, and CSG CheckPay.

2.
Compliance with Laws. Customer will comply in all material respects with all federal, state and local laws and regulations pertaining to consumer credit information (including, without limitation, the Fair Credit Reporting Act, 15 USC, §1681, et seq.), electronic processing and any other financial activity related to the Services provided by CSG under this Exhibit. In the event of material evidence of fraudulent activity by Customer, CSG may immediately discontinue all Services under this Exhibit.

3.
Records. CSG shall maintain records of the transactions it performs under this Exhibit, but shall not be liable for any damage, loss of data, delays and errors in connection with Services provided hereunder that are beyond CSG’s reasonable control.

Exhibit C-3(a)

Electronic Payment Services (Paybill Advantage®)

1.
Electronic Payment Services. Should Customer choose to use the following Financial Services in this Exhibit, CSG will provide to Customer for the Fees provided in Schedule F Customer’s requirements for the data processing services for the Connected Subscribers, including reasonable backup security for Customer’s data, to support electronic bill paying services as set forth in Section 2 below (the “Basic Services”) for all of the Subscribers that elect to utilize Customer’s electronic bill payment services.

2.
Basic Services

(a) Consumer Debits. Each Subscriber will have the option to pre-authorize a debit to either their checking account or savings account each month for a predetermined date (to be selected by Customer from a range provided by CSG). CSG or, if applicable, its third party ACH Originator will be responsible for the disbursement, remittance and settlement of all funds. CSG will create and submit a pre-authorized payment disbursement file according to bank industry standards (National Automated Clearing House Association, “NACHA”, or Electronic Data Interface, “EDI”) containing a debit record for Subscribers who have pre-authorized monthly debits to be made from checking or savings accounts on a day designated by Customer each month. The ACH Originator will submit to an automated clearing house data in the required form for the collection of the monthly payments from Subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date. Each debit will be submitted so as to effect the payment on the designated date.

(b) Credit of Remittances. CSG will post to Subscriber’s CCS or ACP account a payment transaction for each processing Subscriber on the Subscriber’s collection day. For purposes of this subparagraph (b), a Subscriber’s “collection day” shall mean: (i) for recurring EFT transactions, the day the Subscriber’s payment transaction posts to CCS; and (ii) for one-time EFT transactions, the day that the ACH transaction (via a payment batch) is released by CSG to the originating bank.

(c) Enrollment Process. Customer is responsible for obtaining Subscriber enrollment information that authorizes his respective bank to post debit transactions to his respective bank checking account or savings account as required by NACHA. Customer will input Subscriber type of account, bank account number, payment method, and bank routing information into CCS or ACP. CSG will initiate an ACH prenote the day the form is processed or the day after the form is processed if the form is entered after the daily cutoff time. A daily report will be generated for the Customer each business day for which input is processed showing that a prenote has been initiated. If the prenote process produces an error, CCS or ACP will automatically update the Subscribers’ payment status to reflect an error and add the error to a daily report. If the error was correctable by the receiving depository financial institution, CCS® or ACP will automatically update the information on CCS or ACP. The first debit will be initiated on the appropriate date to effect the debit on the Customer’s predetermined date.

(d) Automatic Pre-Authorized Payments. CSG and its third party ACH Originator shall provide automatic payment deduction which will occur monthly on a predetermined date (selected by Customer from a range supplied by CSG). CSG will submit a file to the ACH Originator [*** (*) ****] prior to the date the deduction is scheduled to take place. The Subscriber payment amount submitted to the ACH Originator will be the statement balance if the statement balance is less than the current balance or if the statement balance is greater than the current balance, then the current balance will be used. If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.

(e) Settlement. The ACH Originator will credit Customer’s bank account for the gross ACH collection per the ACH Originator's schedule.

(f) Settlement of Returns. The ACH Originator will settle returns against Customer’s bank account per the ACH Originator’s schedule.

(g) Record Keeping. Customer is responsible for maintaining Subscriber authorization forms for a period no less than what is required by applicable law, NACHA, other applicable regulations or upon notice from CSG a term required by third party vendor.

3.
Additional Services. If Customer desires CSG to provide other services in addition to the Basic Services, the Parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to, (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (the “Additional Services”). The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed by both Parties. Unless otherwise agreed in writing by the Parties in such amendment any such additional services shall be subject to the terms of this Exhibit.

4.
Subscriber Authorization. Customer shall obtain from each Subscriber the proper documents authorizing automatic transfers to and from such Subscriber’s savings account or checking account. Customer will enter only valid authorizations for processing. Customer will adhere to all NACHA requirements regarding electronic bill payment authorizations.

5.
Collection Data. Customer shall update Subscriber account balance information to provide necessary data for the Basic Services and Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

6.
ACH Originator. Customer acknowledges and agrees that this Exhibit is only between Customer and CSG and, that as a result, Customer gains no relationship with institutions used by CSG for ACH processing. CSG will contract with the financial institutions specified by Customer and approved by CSG, provided that CSG will not unreasonably withhold its approval.

7.
Subscriber Reports. If Customer requests that CSG provide Customer with a tape containing information regarding Customer’s Subscribers and related banking information and payment data, then Customer shall pay CSG’s then current rates for such tape.

Exhibit C-3(b)

Risk Assessment Services

1.
Risk Assessment Services. Should Customer choose to use the following Financial Services in this Exhibit, CSG will provide to Customer for the fees provided in Schedule F Customer’s requirements for those consumer credit information, scoring services or other data stored in CSG’s vendors consumer credit reporting database, (the “Risk Assessment Services”) for the Subscribers that elect to utilize Customer’s Risk Assessment Services.

2.
Use of Credit Information. Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, and (v) government licensing, or for other “permissible purposes” as defined by the FCRA and applicable third party vendors (i.e. Experian), and will neither request nor use any such information for any other purpose.

3.
Confidential Treatment. Customer will take reasonable precautions to assure that consumer credit information will be held in strict confidence and disclosed only to those of its respective employees and third party contractors whose duties reasonably relate to the legitimate business purposes for which the information is requested or used to those to whom it may permissibly resell consumer reports hereunder.

4.
Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Risk Assessment Services. However, CSG grants Customer, a nonexclusive right to use the Risk Assessment Services.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG’s provider of the Risk Assessment Services (the “Vendor”) or its affiliates, whether registered or unregistered, without CSG’s Vendor’s prior written consent.

(c) Ownership of Credit Data. Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of the Vendor. Except for the uses specified in this Agreement, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

Exhibit C-3(c)

Payment Gateway Service

1. Payment Gateway. CSG will provide to Customers and Customers may purchase from CSG, the “Payment Gateway Service” which facilitates the routing of, in each case, credit card transactions ([****, **********, ********, and ******** *******]) and debit card transactions for Connected Subscribers, as well as such card transactions originated by any Customer from non-CSG systems which shall be limited to Convergys and its successors or assigns (“Non-CSG”), to Customer’s designated third party processors. The Payment Gateway Service provides BIN management capabilities which enable PIN-less debit processing. Based on the BIN and the cardholder’s designated transaction method, the Payment Gateway Service will determine the eligibility of each card transaction for PIN-less debit processing and, if eligible for PIN-less debit processing, shall transmit such card transaction on a real-time basis to Customer’s designated payment processor as a debit card transaction. Customer’s designated payment process for debit card transactions may be, at the election of Customer, different than Customer’s payment processor for credit card transactions. If a debit card transaction is rejected as being eligible for PIN-less debit processing, the debit card transaction will be re-routed by CSG to Customer’s designated credit card processor. The Payment Gateway Service supports one-time and recurring card payments. The Payment Gateway Service is an additional feature beyond currently supported Recurring Credit Card Processing and One-time Credit Card Processing Services. In addition, CSG will provide such Recurring Credit Card Processing and One-Time Credit Card Processing Services for Non-CSG credit card (including debit cards ineligible for PIN-less debit) transactions in terms of sending batch files on a nightly basis in the appropriate format to Customer’s designated payment processer (which may, at the election of Customer, be different for credit versus debit card transactions), excluding, however, posting of payments for any such Non-CSG card transactions. In addition, as part of the Payment Gateway Service, CSG shall provide any additional requirements relating to card transactions as set forth in that certain Statement of Work between Customer and CSG identified by CSG document no. 2301093.

CSG will continue to provide Customer with such reports and documentation as it currently provides in connection with the Recurring Credit Card Processing and One-Time Credit Card Processing Services for Connected Subscribers, which excludes Non-CSG credit card and debit card transactions. In addition, upon Customer’s request, CSG will provide all transmission logs relating to all card transactions routed through the Payment Gateway Service for a period of no less than [******* (**)] **** following the applicable transmission date.

CSG will perform the Payment Gateway Service in accordance with the performance standards and remedies as set forth in the Attachment to Exhibit C-8, attached hereto and incorporated herein.

2. Requirements. Allowable payment types for the Payment Gateway Service are [**********, ****, ******** *******, and ********]. Each Customer is responsible for establishing a merchant agreement with a CSG approved merchant bank, ISO and/or processor. The merchant bank, ISO and/or processor will assign all applicable merchant ID numbers. Customer must communicate their merchant ID information to CSG prior to using the Payment Gateway Service. In addition to any CSG approved merchant banks, ISO and/or processors currently supported, additional merchant banks, ISO and/or processors may be added by CSG at a Customer’s request for additional fees through a mutually agreed upon Statement of Work. For avoidance of doubt, [*****, **********, CSG Forte, and *********** ***********] are all CSG approved merchant banks independent sales organizations (“ISO”) and/or processors. Customer is responsible for all credit card and debit card related fees passed through or assessed by merchant banks, ISO, card processors, [****, **********, ********, ******** *******, ****, ****, and ******] or any other entity involved in the processing of card transactions routed through the Payment Gateway Service pursuant to any agreement Customer has with any such third parties. With respect to any card transaction originating from non-CSG billing platforms routed through the Payment Gateway Service, Customer is responsible for adhering to all applicable regulations that may be mandated by the card associations, debit networks, payment card industry (including the Payment Card Industry Data Security Standard), or other regulatory entity (“Rules and Regulations”) applicable to Customer with respect to the origination of such card transactions. CSG is responsible for adhering to all applicable Rules and Regulations in connection with its provision of the Payment Gateway Service hereunder including, but not limited to, correctly formatting card transaction data received from non-CSG billing platforms, as may be necessary to comply with the Rules and Regulations. For purposes of clarity, in connection with its performance of the Payment Gateway Services for Customer hereunder, CSG acknowledges that it is responsible for the security of any cardholder data that it stores, processes, transmits, or possesses. CSG shall not be responsible for any interchange fees. Notwithstanding the foregoing, if CSG makes an alteration or modification that results in a shift or downgrade in the interchange qualification rates, CSG shall be responsible for reimbursing Customer in an amount equal to the difference in the interchange qualification rate (“Rate Increase”) for the affected volume from the time of the Problem arises to the time CSG corrects the Problem and the interchange qualification rate is reduced to the level prior to the Rate Increase, subject to the limitation of liability cap amount set forth in Section 4 below. CSG will make commercially reasonable efforts to correct the issue. CSG agrees to work with Customer to identify the source of the downgrade. Customer shall be responsible for providing reasonable transaction detail supporting the downgrade or shift for the calculation of the reimbursement. Notwithstanding anything herein to the contrary, CSG shall not be liable for any Rate Increase in the event such Rate Increase is the result of or caused by an alteration or modification of the Payment Gateway Service directed by Customer.

3. Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Payment Gateway Service.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

4. Limitation of Liability. EXCEPT FOR (A) EACH PARTY’S [*************** *********** UNDER THE AGREEMENT AND (B) ****** *******] CAUSED BY A PARTY’S BREACH OF ITS [*************** *********** ***** ******* ** OF THE AGREEMENT, WHICH ***** *** ** ******] WITH RESPECT TO ANY OF THE FOREGOING, IN NO EVENT WILL THE AGGREGATE LIABILITY INCURRED BY CSG, ON THE ONE HAND, OR CUSTOMER AND THE PARTICIPATING AFFILIATES, ON THE OTHER HAND, EXCEED AN AMOUNT EQUAL TO (i) THE AGGREGATE [****** ** **** ******** ****] BY CUSTOMER AND THE PARTICIPATING AFFILIATES FOR THE PAYMENT GATEWAY SERVICE TO CSG UNDER THE AGREEMENT DURING THE [*** (*) *****] PERIOD PRIOR TO THE DATE WHICH THE DAMAGE OR INJURY IS ALLEGED TO HAVE OCCURRED OR (ii) [$*******, ********* ** ****. FURTHER, EXCEPT FOR ****** ******* CAUSED BY CSG’S BREACH OF *************** *********** OR ***** *************** *********** UNDER THE AGREEMENT, CSG SHALL HAVE ** ********* *** ********* ** *** ******* ******* ******* ** ******** *** ******* ** ******** ** *** ************* ********** OCCURRING WITHIN ********** (**) ****] IMMEDIATELY SUCCEEDING IMPLEMENTATION OF THE PAYMENT GATEWAY SERVICE FOR CUSTOMER, PROVIDED CSG USES COMMERCIALLY REASONABLE EFFORTS TO ENSURE A SEAMLESS AND EFFECTIVE IMPLEMENTATION AND PROVISION OF THE PAYMENT GATEWAY SERVICE.

Exhibit C-3(d)

Credit Card Processing

1.
One-Time Credit Card Processing. Should Customer choose to use the following Financial Services in this Exhibit, CSG will provide to Customer for the fees provided in Schedule F, all of Customer’s requirements for those data processing services which allow subscribers to charge deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders via credit card on either a one-time or recurring monthly basis (the “One-Time Credit Card Processing Service”). Credit Card payments can be accepted through either the Precision eCare Service, the work order system or the payment entry system. This feature involves real-time credit card authorizations via an interface with a third party credit card processing system. Return messages from the credit card processor, including approved authorizations, declines, and errors, will be displayed online. CSG will create and transmit a nightly settlement file to the merchant banks’ processing center. All settlement reporting is done by the merchant bank. “Approved” credit card payments will post to the subscriber’s account the day it was entered, up to 9 p.m. central time. One-time credit card payments will be identified on daily and monthly production reports. The merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank.
2.
Recurring Credit Card Processing. CSG will provide to Customer, and Customer will purchase from CSG, all of Customer’s requirements for those data processing services which allow subscribers to have deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders automatically charged to their credit card on a monthly basis (the “Recurring Credit Card Processing Service”). Credit Card payments can be accepted through either the Precision eCare Service, the work order system or the payment entry system. When Subscribers provide their credit card information to the Customer, a “pre” authorization is sent real time to a CSG approved merchant bank (see Section 3 below), to insure that the credit card information is accurate. Customer will determine when the recurring credit card payment will be performed, either on the subscriber’s cycle date or a date between [*** (**) and *********** (**) ****] after the cycle date. Customer can choose to automatically retry certain “decline” response codes from the credit card processor. CSG Systems will send a file of credit card payments in the appropriate format to the merchant bank’s processor on a nightly basis and post the payment to the Subscriber’s CSG account. The merchant bank is responsible for all settlement processing and reporting. Merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank. Recurring credit card payments will be identified on daily and monthly production reports.
3.
Requirements. Allowable credit cards for the One-Time Credit Card Processing or Recurring Credit Card Processing Services are [*********** ***** ******** *** ******** *******]. Customer is responsible for establishing a merchant agreement with an approved merchant bank, for One-Time and Recurring Credit Card Processing Services. Additional merchant banks may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work. The merchant bank will assign all applicable merchant ID numbers. Customer must communicate their merchant ID information to CSG prior to using the One-Time Credit Card Processing or Recurring Credit Card Processing Services.
4.
Use of Credit Information. Customer and CSG agree that all information and data collected by, stored in, or accessed through the One-Time Credit Card Processing or Recurring Credit Card Processing Services is part of the “Confidential Information” and as such shall be kept strictly confidential in accordance with the Master Agreement.
5.
Intellectual Property.
(a)
No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the One-Time Credit Card Processing or Recurring Credit Card Processing Services.

(b)
Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.
(c)
Ownership of Credit Data. Customer acknowledges that all information (except for any Customer Data) contained in the consumer credit information database is and will continue to be the exclusive property of the appropriate merchant bank. Except for the uses specified in this Schedule, nothing contained in this Schedule shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.
6.
At no time shall CSG, any CSG Affiliate, or any third party acting on CSG’s behalf, (other than Customer’s bank where the proceeds are deposited) have any custody, possession, interest or ownership in or of the proceeds from the proceeds from a merchant bank.

Compliance with Laws. Customer, CSG, any CSG Affiliate (if any) and any third party vendor under CSG’s control or direction (if any) will comply, in all material respects with all Applicable Law and all federal, state or local laws and regulations, pertaining to credit card processing and the collection, use, retention and disclosure of any Confidential Information in connection with the One-Time Credit Card Processing or Recurring Credit Card Processing Services described in this Exhibit C-3(d).

Exhibit C-3(e)

Card Account Update ("CAU") Service

1. Card Account Update ("CAU") Service. CSG will submit a file of Customer's Subscribers' credit and debit cards on file to [***** **********. ***** **********] will update and return the updated account information which will automatically be entered into ACP. Updates to such Customer's Subscribers' card accounts file may include, but are not limited to, card expiration dates, association changes, and information related to lost or stolen cards. Fees assessed by [***** **********] for file updates will be billed directly to Customer, per the separate merchant agreement between Customer and [***** **********].

2. Requirements. Customer must use [***** **********] for credit card processing in order to utilize the Card Account Update Service. Customer acknowledges that Customer and [***** **********] must execute an agreement to use the Card Account Update Service. Customer also acknowledges that the Card Account Update Service must be used with either CSG’s CCS® or ACSR® systems. In addition, [***** **********] will register Customer with and be responsible for the applicable card association(s) for the card account update service.

3. Use of Credit Information. Customer agrees that it shall keep all information and data accessed through the Card Account Update Service strictly confidential.

4. Intellectual Property.

(a)
No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Card Account Update Service.

(b)
Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of [****, ***** **********, **********], or their respective affiliates, whether registered or unregistered, without the prior written consent of the applicable party.

5. Data Accuracy. Customer acknowledges that the Card Account Update Service is only accurate to the extent a card issuer participates in the service and that many card issuers do not participate in the service. Furthermore, Customer acknowledges that CSG is not responsible for the accuracy or the completeness of data which may be accessed as part of this service, except that CSG will be responsible for errors in data pertaining to the Card Account Update Service if a card issuer accurately transmitted such data to CSG, but CSG inaccurately retransmits, stores, or uses such data to Customer. CSG will, as soon as commercially reasonable, remedy any errors in such data that it inaccurately retransmits. At this time, Card Account Update Service only supports updates provided by [**** and **********].

5. Termination. [**** and or **********] may terminate Customer’s participation in the Card Account Update Service, or terminate the service in its entirety, at any time. Chase Paymentech’s bankcard processing relationship with Customer, and thus the Card Account Update Service, may be terminated at any time pursuant to the terms and conditions set forth in the agreement entered into between Customer and [***** **********. CSG assumes no liability of any kind that arises out of the termination of Customer’s participation in the Card Account Update Service by ****, ********** or ***** **********].

Exhibit C-3(f)

Recovery Management

1. Recovery Management. CSG will provide recovery management services ("Recovery Management") to Customer at Customer’s option. In performance of Recovery Management, (a) CSG will facilitate the routing of certain of Customer's charged-off or selected disconnected Subscriber account data (the "Recovery Management Data") on behalf of Customer to the Selected Agencies (as defined below) on behalf of Customer, and (b) CSG shall obtain Recovery Management Data provided by such Selected Agencies for purposes of updating such Subscriber billing accounts, in each case, through a partnership with CSG's approved vendor, [******** *********, ***] ("Vendor") for the purpose of updating such Subscriber billing accounts. For purposes of clarification, Vendor shall not be considered a third party beneficiary to the Agreement, as amended.

Customer acknowledges that the provision of the Recovery Management Services by CSG is contingent upon Customer having (i) license rights to the Application in place with Vendor (“Vendor Agreement”); and (ii) a separate agreement in place each of the Selected Agencies. Customer may be liable to Vendor and the Selected Agencies for additional fees under such separate agreements, as applicable.

2. Requirements. CSG will provide a process and environment for the transfer and integration of the Recovery Management Data to Vendor's platform via DCI (as defined below) and secure FTP ("SFTP") files, enabling Recovery Management.

The Recovery Management Data shall include (i) then-current data available from CSG's Daily Collections Interface ("DCI"), as such DCI data may be updated from time to time to include additional data, and (ii) certain additional data transmitted via CSG Vantage® Infocast ("Infocast") data files set forth in that certain Statement of Work (CSG document no. 2500812) to be executed by the parties for implementation of Recovery Management (the “SOW”). For clarification purposes, any certain additional data transmitted via Infocast may be discontinued if such certain additional data is delivered by DCI.

Such additional data points as Customer may elect to add, from time to time, to its Recovery Management services shall be as agreed by CSG and Customer pursuant to a separate statement of work for any such implementation for which additional fees may be incurred by Customer.

The Recovery Management Data shall be transmitted to Vendor via the DCI and the Infocast data files via a SFTP on a daily basis.

Any collection agency will need to enter into an agreement with CSG to become a collection agency that may receive files as part of the Recovery Management process.

CSG shall have no obligation to Customer to maintain any collection agencies; if an agreement with any collection agency expires or is terminated for any reason, such agency shall no longer be an Approved Agency and CSG will no longer provide Recovery Management hereunder with respect to such agency (“Terminated Agency”); provided, however, that upon knowledge by CSG, CSG shall provide Customer with written notice (email is sufficient) that any such agency shall become a Terminated Agency and the anticipated date of such change.

Customer authorizes CSG to provide Vendor with the Recovery Management Data in accordance with the terms of this Attachment C-3(f), and agrees that following delivery to Vendor, subject to the terms of this Attachment C-3(f), CSG is not responsible for Vendor's use of such Recovery Management Data under the terms of the Affiliate Addendum. Notwithstanding the foregoing, CSG shall discontinue sending the Recovery Management Data to Vendor upon Customer’s written request (email is sufficient).

3. Support. CSG shall provide support for Recovery Management, and problems shall be reported and resolved, in accordance with the priority levels set forth in Schedule H of the Agreement. CSG’s support obligations shall continue through the earlier of (a) termination or expiration of the Agreement (and any Transition Assistance Period, as defined in the Agreement) or (b) such time as Customer ceases its use of Recovery Management.

In addition, CSG shall provide support for Customer's interaction with the agencies and with Vendor to obtain and load Customer's Subscribers' historic collections data currently residing with the agencies ("Historic Data") from agencies to Vendor's platform.

4. Use of Subscriber Information. CSG agrees that all Subscriber information and data accessed through Recovery Management is “Confidential Information” of Customer and, except as provided herein, shall be kept strictly confidential in accordance with the Agreement.

5. Limitation of Liability. The Parties acknowledge and agree that CSG is unable to provide Recovery Management Services without the services of the Vendor. To the extent that damages arise as a result of the acts or omissions of the Vendor or the products or services provided by the Vendor, the following Limitation of Liability shall be applicable:

CSG SHALL NOT BE LIABLE FOR ANY DAMAGES IN ANY ACTION, WHETHER BASED ON CONTRACT, TORT OR STRICT LIABILITY, ARISING OUT OF OR IN CONNECTION WITH CSG’S PROVISION OF RECOVERY MANAGEMENT HEREUNDER, OR THE PERFORMANCE OR FAILURE TO PERFORM ANY RECOVERY MANAGEMENT SERVICES HEREUNDER, IN [****** ** *** **** ******** **** BY CUSTOMER FOR RECOVERY MANAGEMENT TO CSG DURING THE *****] IN WHICH THE DAMAGE OR INJURY IS ALLEGED TO HAVE OCCURRED.

Exhibit C-3(g)

CSG CheckPay

1. Refund Services. CSG shall provide Customer with check refund processing to refund the amount of any credit account balance accrued with respect to individual subscribers of Customer’s services (the “Refund Services”). In the event Customer requests new properties or systems be provided the Check Refund Services or new Data to support the Services, it shall be pursuant to an implementation Statement of Work.

2. Customer Data. Customer shall supply or authorize CSG to process or obtain the following information for each of Customer’s System Sites: Subscriber account number; Subscriber name; Address, including nine (9)-digit zip code, Refund Check destination; Amount of credit account balance to be refunded to Subscriber; and Name of Subscriber’s System or franchise (collectively, the “Data”). In addition, Customer shall promptly provide CSG with such additional information as CSG may reasonably request from time to time in order for CSG to fulfill its obligations under this Exhibit. The Data must be in the format agreed to by CSG and Customer. The Data for each System Site or franchise shall be supplied to CSG or obtained by CSG on a weekly, bimonthly, or monthly basis. Subject to the limits set forth herein and with [****** (**) ****] prior written notice to CSG, Customer may change the frequency that the Data is supplied or obtained for processing. Customer’s Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer herein.

3. Customer Cooperation. Customer acknowledges and agrees the effectiveness of the Refund Services provided by CSG hereunder depends upon the cooperation of Customer. Customer agrees to designate a particular individual who shall be primarily responsible for the completion of the Customer’s obligations under this Agreement. Customer will notify CSG of the person initially designated to fulfill this role. Customer’s designee shall respond to any inquiry by CSG within [*********** (**) *****].

4. Processing Services. Upon receipt of the Data, CSG shall commence the Refund Services described in this Exhibit by:

(a) Utilizing and processing the Data to create a payable-through draft to be drawn on an account to be maintained by CSG at a bank or financial institution chosen by CSG (the “Refund Check”), such Refund Check made payable to each individual subscriber of Customer identified in the Data (the “Subscriber”) who has an outstanding credit account balance with the Customer in the amount of such outstanding credit account balance (the “Credit”);

(b) Mailing such Refund Check to Subscribers by regular United States mail, postage prepaid, or such other form of mailing or shipment as CSG may elect to utilize in its sole discretion, but no sooner than [** *****] subsequent to receiving confirmation of the receipt of the Transfer Amount referred to in Section 8 and 9 below.

5. Additional Services. If Customer desires CSG to provide other services in addition to those Refund Services set in Section 4 above, the parties agree to negotiate in good faith with respect to the terms and conditions (including, without limitation, pricing) on which such services shall be provided. The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed by both parties. Unless otherwise agreed in writing by the parties, any such additional services shall be subject to the terms of this Exhibit.

6. Customer Hotline. CSG will establish and maintain a toll-free customer service and support hotline which Customer may call with respect to inquiries concerning the status of Refund Checks being processed by CSG during the hours of 8 a.m. to 5 p.m., Central Time, Monday through Friday, excluding federal, state and local holidays, and such other holidays as may be recognized by CSG, and further subject to the force majeure provisions of the Agreement. CSG reserves the right to change this number and the hours and days of service set forth above at any time in its sole discretion, provided at least [*** (**) ******** ****] prior written notice of such change is provided to Customer.

7. Stop Payment Orders. CSG shall at Customer’s request attempt to issue or obtain a stop payment order with respect to any Refund Check mailed to a Subscriber in such time and in such manner so as to afford CSG a reasonable opportunity to act thereon before presentment of the Refund Check in question. CSG will not be responsible or liable for any payment made as a result of Customer’s failure to comply with the provisions of this Section. CSG shall redeliver, pursuant to Customer’s written instructions, any Refund Checks returned to CSG as undelivered and shall reissue and deliver, pursuant to Customer’s written instructions, Refund Checks for which a stop payment order has been issued. Customer shall pay CSG the fees identified in Schedule F for any action taken pursuant to this Section 7. CSG shall provide Customer a Web interface tool that will allow Customer to issue stop payments within the CSG CheckPay interface for all issuing files created and funded on the CSG CheckPay platform. For historical checks created and funded prior to the CSG CheckPay platform, Customer may contact CSG to issues stops on the historical platform. If Customer elects to reissue checks, request for reissues will be initiated by CSG on the new CSG CheckPay platform and CSG will apply funding for requested reissued check accordingly. In the event that a stop is placed on historical checks without a reissue, CSG will credit the customer account accordingly.

8. Transfer Fund Amount. CSG shall inform Customer electronically of the aggregate amount of the Refund Checks to be mailed by CSG to Subscribers identified in such Data (the "Transfer Amount"). Customer is responsible for making certain such funds are available, to be withdrawn via ACH Debit. Within one (1) business day after Customer's receipt of such information, CSG will create and submit a preauthorized payment disbursement according to the standards of the National Automated Clearing House Association ("NACHA") containing a debit record pursuant to the instructions agreed to by CSG and Customer (the "ACH Transfer Fund"). In the event there are insufficient funds in such account, CSG will hold file for Refund processing and assess an administrative fee, as identified in Schedule F, for late payment. In addition, CSG will hold all subsequent files for Refund processing, and assess an additional administrative fee, as identified in Schedule F, for each cycle held.

9. Intentionally left blank

10. Data Accuracy. Customer shall be solely responsible for the accuracy and completeness of any Data or other information provided by Customer to CSG pursuant to this Exhibit and for the correctness of the format. CSG may accept as correct, accurate and reliable, without any further inquiry, all Data, information, documents and other records provided or made available to CSG under this Agreement. CSG SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR ANY ERROR, INADEQUACY OR OMISSION WHICH RESULTS FROM INACCURATE OR INCOMPLETE DATA, INFORMATION, DOCUMENTS OR OTHER RECORDS PROVIDED OR MADE AVAILABLE TO CSG UNDER THIS AGREEMENT. Any reprocessing required because of errors or omissions in the Data shall be at Customer’s expense in accordance with the fee schedule then in effect hereunder.

11. Property Rights. Any ideas, concepts, know-how, intellectual property rights or techniques relating to the Refund Services or processing or handling of the Data developed by CSG or jointly by CSG and Customer, shall be the exclusive property of CSG. Any program and related intellectual property rights developed or implemented by CSG during the term of this Agreement, or jointly by CSG and Customer, for purposes of fulfilling any of CSG’s duties or obligations under this Exhibit, shall be the exclusive property of CSG. The term “program” shall include without limitation any software, source code, object code, data processing programs, specifications, applications, routines, subroutines, procedural manuals and documentation.

12. Unclaimed Funds. In accordance with any applicable unclaimed property laws, CSG will on Customer’s behalf submit Refund Checks that have not been cashed (“Unclaimed Funds”) to the appropriate authority for the fees provided in Schedule F; provided, however, Customer agrees to cooperate with CSG in making any necessary filings by providing or authorizing CSG to obtain or process such information as may be necessary to complete any required unclaimed property reports and executing or authorizing CSG to execute on Customer’s behalf any such reports. Subject to CSG and Customer entering into a subsequent agreement and for the fees provided in Schedule F, the services for Unclaimed Funds will continue to be provided by CSG after termination or expiration of this Agreement and will continue until all checks issued have been cashed, stopped, or escheated. These fees will continue to apply until all previously issued checks are cashed, stopped, or escheated following termination or expiration this Agreement and/or any deconversion of a Customer Site.

13. Postage Services. CSG agrees to purchase the postage required to mail Refund Checks on behalf of Customer. Customer shall reimburse CSG for such postage based on the then current first class postal rate for each item of first class mail processed by CSG on behalf of Customer. CSG will bill Customer for the Postage Costs on a monthly basis on the invoice with the other fees provided for in Schedule F.

14. Transfer Amount Settlement. In the event the ACH Funds or Wired Funds exceed the aggregate amount of Refund Checks actually mailed to subscribers and postage expenses actually incurred in connection with such mailing for any reason during any particular month during the term of this Agreement, then CSG shall credit such excess amount against any future fees due and payable under this Agreement. On the other hand, if, for any reason, the aggregate amount of Refund Checks actually mailed to subscribers and postage expenses actually incurred in connection with such mailing during any particular month exceed the ACH Funds or Wired Funds, then CSG shall bill Customer for the difference on the next monthly invoice to be sent to Customer, or at CSG’s election, add such deficiency to any subsequent Transfer Amount requested by CSG pursuant to Section 8 or 9 above.

15. Indemnification by Customer. Customer shall indemnify and hold CSG, its shareholders, directors, officers and employees harmless from any and all third party losses, claims, actions, suits, proceedings or judgments, including without limitation costs and reasonable attorneys’ fees incurred by or assessed against CSG, resulting, primarily from (i) any tortious or fraudulent acts or schemes of Customer, and (ii) any and all negligent acts or omissions, by Customer, its agents, directors, officers, employees or shareholders in connection with or arising out of the check refund process or from the violation of any applicable laws, rules, regulations or ordinances by Customer.

Exhibit C-3(h)

Lockbox Processing Reconciliation

1. Lockbox Processing Reconciliation. Lockbox Processing Reconciliation Services. CSG shall provide Customer with reconciliation services to settle Customer’s Connected Subscribers’ accounts following receipt by Customer of payments from Connected Subscribers via a lockbox, as more particularly described in Schedule A to this Exhibit C-3(h).

2. Requirements. CSG shall provide and Customer shall consume the Services as provided in and pursuant to Schedule A.

3. Termination of Lockbox Processing Reconciliation Services. Customer shall have the right, in its sole discretion and at any time, to terminate or discontinue use of the Lockbox Processing Reconciliation Services by providing written notice to CSG not less than [****** (**) ****] prior to such termination or discontinuance (email is sufficient). Upon receipt of such notice, CSG shall immediately cease its provision of the Lockbox Processing Reconciliation Services to Customer pursuant to the written notice.

Exhibit C-3(h) - Schedule A

1. Definitions (as relates to this Schedule A)

1.1 “Bill” means a bill or invoice for the payment of goods and/or services sold, licensed or otherwise supplied by Customer for Connected Subscribers.

1.2 “Payment File” means a payment file prepared by Customer and containing Bill payment information.

2. Customer’s Obligations.

2.1 Customer shall receive payments and payment information from Connected Subscribers.

2.2 Customer shall provide a Payment File to CSG in accordance with the format provided in Exhibit 1, attached hereto; Customer shall not provide an unformatted empty (zero records) Payment File to CSG at any time.

2.3 Customer agrees to provide accurate complete content to CSG in the Payment File. Customer is responsible to CSG for provision of accurate and complete content in the Payment File format provided in Exhibit 1. To the extent the content of the data in any Payment File provided to CSG by Customer is inaccurate or incomplete, CSG shall have no liability to Customer as it relates to such Payment File.

2.4 Customer agrees to be set up to receive the Confirmation Emails from CSG. Customer shall review and validate the information provided in each Confirmation Email (as defined in Section 3.3 below and Exhibit 2 – “Lockbox Confirmation Email,” attached hereto) sent by CSG. Any errors identified by Customer shall be reported to CSG's International Service Desk (“ISD”), as directed below, within [*** (*) ****] of receipt of the Confirmation Email. CSG shall not be responsible for errors not timely reported by Customer as provided herein.

2.5 Customer shall have adequately trained personnel available to resolve any Payment File issues or questions from the time a daily Payment File is submitted to CSG up to the time that a Confirmation Email is provided by CSG to Customer.

2.6 Customer will adhere to CSG’s file naming conventions and data security requirements at all times.

2.7 In the event Customer fails to perform any of its obligations under this Schedule A, Customer shall reimburse CSG at the then-current Technical Services Hours fees for any and all time spent by CSG resolving the Payment File and/or billing issues that are the result of acts or omissions of Customer. Charges will apply in the event that CSG is required to engage resources other than normal processing resources for resolution of any such Payment File issues. For purposes of this Section 2.7 "resources" shall include, but are not limited to, CSG’s operations, development and implementation, and testing resources.

3. CSG’s Obligations.

3.1 CSG shall post all Bill payment information and other data and information contained in the Payment Files to the CSG billing system for Customer’s database on the day such Payment File is received, provided that the Payment File is received prior to CSG’s cutoff time. If a Payment File is received after the CSG cutoff time, the payment information and other data and information contained in such Payment File will post the next day.

3.2 CSG shall not amend, rectify, or delete any data or information contained in any Payment File without written instruction to do so from Customer.

3.3 CSG shall send Customer a confirmation email with the dollar amount of successfully posted transactions (the “Confirmation Email”), as specified in Exhibit 2.

4. Additional Term:

4.1 Payment information shall be provided by Customer to CSG in the format provided in Exhibit 1, attached hereto. Customer shall be responsible for certifying with CSG that its payment information file is consistent with the defined CSG Lockbox Format described in Exhibit 1. If CSG, in its sole discretion, makes changes to the Lockbox Format described in Exhibit 1, CSG will provide Customer [***** *** ******] prior written notice (email is sufficient) of such Lockbox Format change and Customer will be solely responsible to modify and recertify that its payment information shall be provided in accordance with the revised Lockbox Format.

Exhibit 1

to

Exhibit C-3(h) - Schedule A

Lockbox Format

Batch Date

[[******* ******* ******]]
field level / name	picture	start pos	end pos	length	Comments
[****** ****** ****	**	*	*	*

**** **** **** **** **** *** ******* ******* ********** * ******* ********* ******* ***** *** ***** ********** ********* ************ *** ******* ***** ** ******* ** *** *** **** *** **** ***** ** ******** ******* ******

*** ********* **** ********** *** ******* ********** **** *** *** *** ** ****** ******* ***** ** *** *** **** *** *******

 * * * * * * *

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***** *****	*	*	*	*	**** **** *** ******* ***** ** *******
***** ***	*	*	*	*
***** *******	*	*	*	*
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*****************	**	**	**	*	****** * **** ***** ****** * ********** ***** * * * ******* ** ********** *****]
[******	**	**	***	***]

[***]

[***********]

Date

[***********]

Id

[******* ******* ******]
field level / name	picture	start pos	end pos	length	Comments
[******************	**	*	*	*	**** ***** **** ** *** ** *** ** *** ****** ********
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*****	*	**	**	*
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*********** *****	*	**	**	*	**** **** *** *********** *** **********
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[******* ******* ******]
field level / name	picture	start pos	end pos	length	Comments
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[******	**	***	***	**	**** ** ******]

[******* ******* *******]
field level / name	picture	start pos	end pos	length	Comments
[******* ****** ****	**	*	*	*	******** *** ** ******** ******* *******
****** *****	*	*	**	*	******** * ****** ***** *** *** ****** ** ****** ******* **** *** ** *** ******
****** *** ******	*	**	**	**	*** ************ ****** **** ** ******* ** **** ***** ** * *** ** *** ** *** ****** ****** ********
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Exhibit 2

to

Exhibit C-3(h) - Schedule A

Lockbox Confirmation Email

CSG will provide file confirmation emails to Customer:

1.
CSG requires Customer to be set up to receive file confirmation emails from CSG. When Customer transmits a file and it is successfully received and processed by CSG, a confirmation email will be automatically sent to Customer's specified email address. The subject line of the email will be: “CSG LOCKBOX FILE CONFIRMATION.”

Each confirmation email will have a confirmation document attached in Notepad format.

2.
The purpose of the confirmation email is to provide Customer with the ability to supervise its file after the file has been transmitted.

3.
An individual file will be made up of one (1) or more batches. When received, the confirmation email will provide the following information for each batch within a processed file:
•
The SPA assigned to the batch
•
whether the entire batch was accepted or rejected
-
a reject reason will be provided for any rejected batch
•
total dollar amount of a rejected batch
•
total dollar amount of accepted items within an accepted batch
-
individual items of an accepted batch can be rejected; when that occurs the totals of those items do not show in the total for the batch

4.
The confirmation email will also provide the total dollar amount of all (i) accepted payment and (ii) returned batches. The totals for any rejected batches will not show in the overall totals.

5.
Every confirmation email will contain the following ending statement:

“IF YOU HAVE QUESTIONS REGARDING THE CONTENTS OF THIS EMAIL, CONTACT THE CSG ISD AT [**************]; REFERENCE JOB [*******]”

[Note: Customer shall be assigned a unique [*******] name that will be provided in the confirmation email.]

6.
If a file is transmitted and processed at CSG successfully, Customer will receive the confirmation email within [****** ***) *******] of transmission.

7.
If Customer does not receive a confirmation email within such [****** (**) ******] time period, Customer should contact the ISD and provide the designated CAD1 job name. The ISD will open a priority [***** ********] and the CSG Financial Services on-call team will be paged.

8.
The CSG Financial Services on call team will assess the situation to determine what [*** ***** *******] to engage.

Exhibit C-4

CSG Precision eCare® - Service Bureau

1.
CSG Precision eCare Services. If Customer elects to utilize CSG’s web-based software application that will allow it to perform a variety of customer care functions via the Internet as described in Exhibit C-4(a) (the “Precision eCare Services”). Customer shall pay CSG the fees and charges associated with the Precision eCare Services as set forth in Schedule F.

2.
Designated Environment. Any other use or transfer of the Precision eCare Services outside of the Designated Environment for Precision eCare Services by Customer will require CSG’s prior approval, which may be subject to additional charges but shall not be unreasonably withheld.

Exhibit C-4(a)

CSG Precision eCare® Services

Precision eCare is an Internet product with four separate modules, which include features and functions for: Electronic Bill Presentment and Payment (Module A), Self-Care/Account Management/Subscriber Acquisition (Module B), Consolidator Services (Module C) and Payment Kiosk (Module E). For the fees provided in Schedule F, these modules may be implemented in conjunction with one another or as separate entities. The features and functions within each of these modules are managed through the Administration Module.

Module A - Electronic Bill Presentment and Payment:

The following functionality is currently included in Precision eCare when only the Electronic Bill Presentment and Payment (EBPP) module has been implemented:

Bill Presentment

•
Bills are viewable through custom presentation and content templates
•
Current bill available for all subscribers immediately upon registration
•
Text based email notification of bill availability sent to registered users
•
Bill archive maintained for registered users for up to and including six (6) months
•
Printer friendly version of online statement
o
Option for hardcopy suppression of statements

Bill Payment

•
One-time, EFT/ACH, credit card and PIN-less debit cards
•
Registered user presented with payment authorization message at time of payment
•
Recurring credit and PIN-less debit cards
•
Recurring EFT/ACH
•
Subscriber authorization for selected payment method
•
Commercially reasonable means of verification of subscribers’ bank routing and account numbers
•
Real-time credit card and debit card authorization
•
Credit and debit cards accepted are: [****, ****** ****, ******** ******* and ********]

* Requires electronic banking relationship with a CSG approved bank or the use of CSG Financial Services

Subscriber Registration and Maintenance

•
Internet registration for new users of Precision eCare services
•
Text based email notification of successful initial registration sent to registered users
•
Internet maintenance of registered user information such as email address and password
•
Optional setting to control the printing and mailing of paper statements
•
Confirmation of web site activities sent to end-user via text based email for the following activities:
o
Change/modification of bill-to-address
o
Set up or change to recurring payment plan (EFT/SCH or credit card)
o
Set up or change to the suppression of hard copy statements
o
Enrollment in recurring EFT
o
One-time EFT payment

Additional Account Management Items

•
Registered users can change “Bill-to” information
•
Registered users can change phone numbers
•
Registered users can change Internet login ids
•
Registered users can enroll in (or cancel) recurring credit card and PIN-less debit card
•
Registered users can enroll in (or cancel) recurring EFT/ACH
•
Registered users can update their recurring payment information
•
Registered users can change their Precision eCare email address
•
Registered users can change their Precision eCare password
•
Registered users can view charges & credits that have not yet been posted to a statement
•
Registered users can update their statement suppression options

Module B - Self-Care/Account Management/Customer Acquisition:

Customer must be utilizing the capabilities of Module A in order to utilize Module B.

New Subscriber Acquisition

•
Non-registered users can view available services. Non-registered users can select available services
•
Non-registered users can establish installation date
•
Includes confirmation of dwelling serviceability
•
Includes user-friendly error handling
•
Includes web-only service descriptions
•
Internet orders include login id, password
•
Includes update capability for services and scheduling date

Request for Service Upgrade or Sidegrade

•
Registered users can view available services
•
Registered users can select available services to add to their existing accounts
•
Includes user-friendly error handling
•
Includes web-only service descriptions
•
Includes support for no-truck and truck roll orders

Includes update capability for services and scheduling dates

Subscriber Registration and Maintenance

•
Internet registration for new users of Precision eCare services
•
Text based email notification of successful initial registration sent to registered users
•
Registered users can change “Bill-to” information
•
Registered users can change phone numbers
•
Registered users can change Internet login ids
•
Registered users can change their Precision eCare email address
•
Registered users can change their Precision eCare password
•
Optional setting to control the printing and mailing of paper statements

Customer Administration Module:

Features and Functions listed below are applicable to both Module A and Module B unless otherwise noted.

•
Provide end-user support
o
Customer has the same view into Precision eCare as the consumer (i.e. end-user)

o
Customer can retrieve account information by either account number or name

Control Customer Administrative user access level

•
Secure login access path (user ID and password in SSL site) for Customer Administrative user (supervisor) and basic user (CSR) Update Customer Administrative user passwords and access/security level
•
Capability to automatically unregister users who have not logged into the website for a given period of time.
•
Customer Administrative user may set parameters to define specific period of time.

View reports

•
Payment transactions by status (Module A only)
•
Unposted (pending) payments (Module A only)
•
Successful payments (Module A only)
•
Unsuccessful payments
•
Registered Users
•
Number of suppressed hardcopy statements (Module A only)
•
Summary of Self-care transactions
•
Selectable by date ranges
•
Printer friendly version available
•
Summary reports: daily, weekly and monthly formats

Note: Precision eCare monthly reports are available via Precision eCare Customer Administration Module within three (3) business days after the close of the Customer’s billing cycle. Information not available via Precision eCare reports may be accessed using CSG’s Vantage reporting tool.

Customer control of various web page displays, look and feel

•
Real-time web site update (add, change, delete) of services, groups of services and service descriptions
•
Control available work order scheduling time slots and descriptions
•
Control user-friendly error message descriptions
•
Control work order rescheduling availability (number of hours before install date to disallow rescheduling)
•
Changes can be made by SPA ranges for efficiency (changes can be made to service codes, event codes, package codes either specific to the SPA or across all SPAs).

Marketing

•
Support for CSG’s Enhanced Statement Presentation messages (Regulatory and Marketing) as defined by the Customer during initial implementation
•
Space available for banner ads for Customer’s exclusive use

Security

•
Web site access restricted to customer defined users
•
Data and applications restricted to authorized users only
•
SSL (Secure Socket Layer) 3.0 compliant

Precision eCare Content Manager

•
Customer will have the ability to customize their Precision eCare, EBPP web pages to maintain consistency between the look and feel of their corporate Internet web site. The specific look & feel, colors, graphics, logo etc. will be defined by the Customer and implemented by CSG during the initial implementation. Ongoing maintenance of minor changes can be managed through the Content Manager application.
•
Web pages within the Customer Administration Module include specifically defined areas for Customer colors, graphics and logos. All other areas, workflow, navigation and design within the Customer Administration Module will have a universal format and presentation to the end-user as dictated by CSG.
•
All subsequent changes to the look and feel, graphics, logos colors etc. will be executed by CSG through additional Statements of Work.

Module C – Consolidator Services:

1. Scope of Agreement.

For the fees set forth in Schedule F of the Agreement, should Customer determine to utilize this Module’s capabilities, CSG agrees to implement the Consolidator Services for Customer and to provide the Consolidator Services to Customer for use by Users who enroll in the Consolidator Services. Additional Consolidators may be added by CSG and Customer under mutually agreed upon terms and conditions (including, without limitation pricing) in an amendment to the Agreement. [*********] shall not be removed as an available Consolidator without Customer’s prior written consent. Customer will be charged the Transaction Fee set forth on Schedule F of this Agreement for every bill or bill summary record sent to the Consolidator by CSG as a result of a Subscriber’s enrollment to receive such Customer’s bill through such Consolidator. Additional features that are added to the Consolidator Services as defined in Schedule C, may incur additional charges as mutually agreed by CSG and Customer. A Subscriber may enroll to receive its bill through any of the consumer service providers in [***********] network (“Network Participants”) and, in such event, [*********] shall transmit the bill or bill summary information for such Subscriber received from CSG to such Network Participant.

2. Modifications in the Consolidator Services.

Upon giving reasonable advance notice to Customer, CSG, at its expense, may make any modifications, changes, adjustments or enhancements to the Consolidator Services which it considers to be required by law or governmental regulation. CSG, at its expense, may make any other modifications, changes, adjustments or enhancements to the Consolidator Services not covered by the previous sentence, which do not affect CSG obligations under this Agreement, do not diminish the functionality of the system, and do not have an adverse effect on Customer. CSG agrees to provide Customer with at least [****** (**) *****] advance notice of any new releases of the Consolidator Services utilized by Customer or Users.

3. File Security, Retention and Transfer at Time of Termination.

CSG shall take all reasonable precautions to prevent the loss or alteration of Customer's computerized files and records accessed or retained by CSG. CSG, shall, at its expense, keep copies of the source documents of the information delivered to Consolidator and shall maintain a backup procedure for reconstruction of lost or altered CSG computerized files and records for at least [*** (*) *****] from the closing date of a Subscriber’s account.

4. CSG Obligations.

4.1. CSG will assign resources and complete implementation tasks such that following the implementation kick-off meeting, use of the Consolidator Services can commence within a mutually agreed upon timeframe between CSG Implementation team and [********* ******** ***********].

4.2. CSG will use enrollment records to designate Users on its internal billing systems, and CSG, thereafter for so long as this Exhibit C-5 remains in effect, or until it has received instructions to the contrary from the Customer or User, will deliver a User’s bills electronically using the Consolidator Services.

•

4.3. CSG will transmit accurate and timely User billing summary data to Consolidators and CSG will respond to general Customer inquiries regarding the Consolidator Services and specific billing related inquiries. Customer will respond to all other general User inquiries. CSG shall cause the Consolidators to accurately display the User billing summary data transmitted by CSG to such Consolidators.

5. Customer Obligations

5.1. Customer will respond to general User inquiries regarding the Consolidator Services and specific billing related inquiries.

6. Bill Payment Service.

6.1. If required by Customer, Customer will establish the ability to accept electronic payments and remittance files and credit card and debit card payments made by a Subscriber from the Consolidator. If Customer has elected not to receive the PayBill Advantage Services described on Exhibit C-3(a), then all costs to enable an electronic connection between the Customer and the designated Consolidator to facilitate electronic payment & remittance files are solely the responsibility of the Customer.

6.2. Each User will have the ability to utilize Consolidator’s electronic bill payment service to pay bills presented via the Consolidator Services

6.3. Pursuant to written direction from the CSG and Customer, Consolidator will collect and electronically deliver payments submitted by Users, debited from Users’ designated bank accounts (the “Debit Entries”).

Pursuant to written direction from CSG and the Customer, the data file of payments instructions will be electronically transmitted to the designated Customer daily by Consolidator in a mutually agreed upon format. The data will be [*** ******* ******* (****) in ******* **** *** ******** ****** ** ***** ***** ***].

Module E - Precision eCare® Payment Kiosks (TWC) - Exhibit Attachment D

For avoidance of doubt, in no event are any other modules and/or elements of Precision eCare® necessary as prerequisites for receipt of the Payment Kiosk Services.

Exhibit Attachment D
Precision eCare® Payment Kiosks

Module E Precision eCare® Payment Kiosks

The following terms and conditions are applicable to the Precision eCare® Payment Kiosks and the Payment Kiosk Services provided by CSG to Customers under the Agreement.

1. Description.

Precision eCare® Payment Kiosks. CSG's Precision eCare® Payment Kiosks facilitates presentment of account related information via a Customer-dedicated remote payment kiosk unit that permits Customer's Connected Subscribers and Non-ACP Subscribers to make payments in the form of cash, check and debit and credit cards, as further described herein.

(a) The Existing Kiosk Units include CSG’s Precision eCare kiosk application software (the "Kiosk Software") provided by CSG and its third party vender (the "Kiosk Software TPV") and (ii) the kiosk unit hardware components as defined in the applicable Statements of Work of the Existing Kiosk Units which have been previously deployed and mutually agreed by the parties (the "Existing Kiosk Hardware Components").

(b) The Additional Kiosk Units include (i) the Kiosk Software and (ii) the kiosk unit hardware components identified in the Statement(s) of Work for implementation of each/any Additional Kiosk Units (the "Additional Kiosk Hardware Components"). The Additional Kiosk Units will be implemented in mutually agreed upon Statements of Work between CSG and Customer. Except as to changes to the form design and exterior aesthetics of the Kiosk Unit, the Hardware Components, configuration and subsequent reconfiguration of the Kiosk Units are subject to change without notice based upon the Hardware TPV's current product offering so long as the Additional Kiosk Hardware Components continue to function in compliance with the Kiosk Unit, as applicable Specifications and the provisions of Sections 5(a) and (b), 6, 7 and 8 of the Miscellaneous Terms below.

(c) The Benchmark Series Kiosk Units include (i) the Kiosk Software and (ii) the kiosk unit hardware components identified in the Statement(s) of Work for implementation of each/any Benchmark Series Kiosk Units (the "Benchmark Series Kiosk Hardware Components"). The Benchmark Series Kiosk Units will be implemented pursuant to mutually agreed upon Statements of Work between CSG and Customer. Except as to changes to the form design and exterior aesthetics of the Kiosk Unit, the Hardware Components, configuration and subsequent reconfiguration of the Kiosk Units are subject to change without notice based upon the Hardware TPV's current product offering so long as the Benchmark Series Kiosk Hardware Components continue to function in compliance with the Benchmark Series Specifications and the provisions of Sections 5(a) and (b), 6, 7 and 8 of the Miscellaneous Terms below.

(d) Each Kiosk Unit includes a three (3) year warranty for the Hardware Components and the Onsite Hardware Warranty Maintenance Services as further described in Exhibit 1 to this Exhibit Attachment D, attached hereto and incorporated herein by reference (the "Warranty"), commencing for each Kiosk Unit as of the date of delivery of each such Kiosk Unit to Customer's designated location.

(e) Kiosk Software Support Services will be purchased, on an annual basis, for a minimum of [***** (*) *****] at the rates specified and pursuant to Schedule F. Additional [*** (*) **** terms may be purchased ********]pursuant to the terms described in Schedule F.

“Kiosk Units” herein shall mean the applicable Hardware Components and Related Materials identified in a Statement of Work and all references in the Agreement to “the Kiosk Units” or to a “Kiosk Unit” shall hereinafter include the Existing Kiosk Units, the Additional Kiosk Units and the Benchmark Series Kiosk Units.

MISCELLANEOUS TERMS:

1. CSG and Customer acknowledge that the Hardware Components and the Kiosk Software each constitute a “Product” under the Agreement and that all services contemplated in this Exhibit constitute “Services” under the Agreement. With respect to any Services that this Exhibit contemplates shall be performed by the manufacturer of the Kiosk Unit (the “Hardware TPV”), the Hardware TPV shall constitute an authorized or permitted subcontractor under the Agreement.

2. CSG represents and warrants that Customer’s rights to and ownership, free from any lien, third party claim, or encumbrance, of the Kiosk Units shall transfer from the Hardware TPV to Customer upon delivery of such Kiosk Unit(s) to Customer, at Customer's designated location(s). Customer shall assume risk of loss of Kiosk Unit(s) upon such delivery. For purposes of clarification, Customer’s ownership rights run to the Kiosk Unit, as applicable Enclosure (as defined in the Hardware Components List) and all attached and related accessory components thereto. CSG represents and warrants that, upon delivery of the Kiosk Unit to Customer, Customer (by virtue of its ownership of the Hardware Components) has a valid, perpetual, fully-paid up, royalty-free, transferable (to any subsequent owner of the Hardware Components) license from the applicable software, firmware or driver owner to: (a) use all software loaded on (or made available to Customer in connection with) the Hardware Components; (b) use all firmware and drivers loaded on (or made available to Customer in connection with) the Hardware Components; and (c) receive, at no additional charge, all bug fixes, updates and upgrades of the software, firmware and drivers described in the foregoing clauses (a) and (b) as well as a valid, perpetual, fully-paid up, royalty-free, transferable (to any subsequent owner of the Hardware Components) license from the applicable software, firmware or driver owner to use any such bug fixes, updates and upgrades of the software, firmware and drivers described in the foregoing clauses (a) and (b) that are made generally available by the publisher. Any third party claim against a Customer based on allegations that, if true, would constitute a breach of the foregoing representation or warranty regarding the software, firmware and drivers loaded on (or made available to Customer in connection with) the Hardware Components is acknowledged by CSG to be an infringement claim for which CSG must indemnify Customer pursuant to Article 7 of the Agreement. Notwithstanding the preceding sentence, to the extent the foregoing third party claim is made by a subsequent owner of the Kiosk Unit that is not a cable operator and to whom Customer has directly transferred the Kiosk Unit, CSG shall be responsible for the payment of the amount of Customer's liability to the third party claimant on a per Kiosk basis, capped at the amount of the fees Customer paid to purchase the Kiosk Unit based upon a five (5) year straight line amortization schedule and, notwithstanding the indemnification procedure provisions of Article 7 of the Agreement, no settlement of such claim may be made by CSG without Customer’s prior written consent where the amount of the settlement exceeds the foregoing cap. The preceding indemnification described in this Section 2 shall be CSG’s sole and exclusive liability and Customer’s sole remedy for a violation of the representations and warranties provided in this subsection 2.

Effective upon the delivery of a Kiosk Unit to Customer, CSG hereby grants to such Customer a non-exclusive, royalty-free, irrevocable, except for termination as provided in Article 6 of the Agreement, transferable (solely in connection with a permitted assignment of the Agreement or to any Transferee, as defined in Section 4 of these Miscellaneous Terms) right and license to use the Kiosk Software (including all bug fixes, updates or upgrades thereto from time to time) in connection with the Kiosk Units during each Kiosk Software Support Services term.

3. In addition to CSG’s infringement indemnity obligations for the Products and Services set forth in Article 7 of the Agreement, CSG also agrees that if an action, suit or proceeding is commenced by a third party due to a combination of the Hardware Components and Kiosk Software claiming that it or they, as the case may be, infringe a copyright, trademark, trade secret, mask work or U.S. patent of the third party, CSG agrees to defend, indemnify and hold Customer harmless, at CSG’s expense, and pay the damages and costs finally awarded against Customer or any settlement amount approved by CSG. The indemnification procedure provisions of Article 7 of the Agreement shall apply to any such claim for indemnification.

4. Intentionally left blank

5. (a) CSG shall be responsible for ensuring that, (i) at the time of delivery, the Hardware Components comply with all applicable laws, rules, regulations and requirements (including without limitation the Americans with Disabilities Act of 1990, as amended, (“ADA”)), and, (ii) the Kiosk Software at the time of delivery and, thereafter, during each purchased Kiosk Software Support Services period, shall comply with all laws, rules, regulations and requirements, existing as of the effective date of this Agreement, that are applicable to the billing, payment, customer care or other transactions or activities that may be conducted via the Kiosk Unit, including without limitation any credit card or debit card network rules, guidelines or standards (except that nothing herein shall modify the provisions of Section 6 below) and the operating rules and guidelines of the National Automated Clearing House Association (NACHA), (hereinafter collectively “Legal Requirements”). CSG’s obligations as provided in (i) above shall not apply to the extent Customer’s use of the Hardware Components is in a manner which is non-compliant with applicable laws, rules, regulations and requirements where such violation of law is not caused by a failure of the Hardware Components themselves to be compliant with applicable laws, rules, regulations or requirements (e.g. the screen height of the Kiosk Unit is ADA compliant but Customer chooses to place the Kiosk Unit on a platform that results in a disabled person being unable to reach the screen of the Kiosk Unit, and such placement causes a violation of the ADA). In the event CSG implements a modification to the Kiosk Software in order to adhere to the requirements of (ii) above and the Hardware Components of the Kiosk Unit will not support the additional features/functionality of the modified Kiosk Software necessary to comply with the change in Legal Requirements, then Customer shall be responsible for any related Hardware Components costs necessary to upgrade the Hardware Components such that they can support the additional features/functionality of the modified Kiosk Software necessary to comply with the change in Legal

Requirements. Such upgrade of the Hardware Components shall be made pursuant to a mutually agreed upon SOW that documents the applicable costs and sets forth the applicable project terms.

(b) Intentionally left blank.

(c) CSG shall indemnify, defend and hold harmless Customer from and against all costs, reasonable attorneys’ fees and damages arising or resulting from any claims, demands, actions, suits or proceedings of any third party arising or resulting from any breach of the foregoing requirements or from any product liability claim relating to the Kiosk Units. Notwithstanding anything to the contrary in this Section, Customer shall indemnify, defend and hold harmless CSG and its Related Parties from and against all costs, reasonable attorneys’ fees and damages arising or resulting from any claims, demands, actions, suits or proceedings of any third party arising or resulting from (i) CSG complying with instructions or directives of Customer but only after written notice to Customer describing the possible conflict with a Legal Requirement and a subsequent request by the Chief Technology Officer for Customer that CSG comply with such Customer’s request, and (ii) any chargeback, stop payment, reversal, recall, re-credit or other similar right or any claim by any Connected Subscriber or Non-ACP Subscriber to any such right where such action is taken for a reason other than an error by CSG or its subcontractors with respect to a payment initiated with respect to such Connected Subscriber or Non-ACP Subscriber.

6. Kiosk PCI-Security Responsibilities. CSG and Customer agree to comply with their respective responsibilities provided in that certain Kiosk PCI-Security document (CSG document no. 2508082), incorporated herein by reference, which shall be binding on the Parties, subject to the terms of this Agreement and may be updated from time to time by mutual agreement of the parties to identify roles and responsibilities related to the Product in a manner consistent with then-current industry standards and PCI-DSS standards (“Roles and Responsibilities Document”). Any modification or revision of the Kiosk PCI-Security document shall be approved in writing by the CIO of CSG and an appropriate officer of Customer. In the event the parties are unable to agree upon any modification or revision to the Kiosk PCI-Security in connection with a future change to the PCI-DSS standard, the parties shall escalate the matter as provided in the Agreement to appropriate officers of the respective parties for resolution. CSG acknowledges and agrees that it is responsible for cardholder data which it possesses, accesses, processes, transmits, otherwise possesses or stores in relation to the Kiosk Units and related Payment Kiosk Services. Nothing herein limits CSG’s responsibilities under Article 10 of the Agreement with respect to the Kiosk Software.

7. CSG shall be responsible for ensuring that any necessary modifications (whether to the Hardware Components or the Kiosk Software) are made to each Kiosk Unit hereunder after a redesigned or new $100 bill or any bill of a lesser dollar denomination is put into circulation by the U.S. treasury so that each Kiosk Unit will accept such new or redesigned U.S. currency bill ("Currency Update Requirements"). Such modifications shall be made to each Kiosk Unit as soon as commercially reasonably possible after the bill acceptor manufacturer has made the applicable firmware update available to CSG but in no event, (i) for modifications performed by CSG remotely, later than [***** (**) ****, and, (ii) for modifications performed by CSG or its Hardware TPV, later than ****** (**) ****] (“Currency Update Period”).

Kiosk Units shipped to Customers after a redesigned or new $100 bill or any bill of a lesser dollar denomination is put into circulation by the U.S. treasury shall accept all such new or redesigned $100 bills and any bills of a lesser dollar denomination. Pursuant to Schedule F, CSG may charge Customer the applicable fee(s) set forth on the then-current Quarterly Price List for any additional or replacement Hardware Components necessary to meet the Currency Update Requirements (except that any necessary firmware or driver modifications shall be provided at no additional charge), such fee(s) to be invoiced once the Kiosk Unit is modified such that it will accept such new or redesigned U.S. currency bill (without causing any failure of the Kiosk Unit to operate in accordance with the Kiosk Unit, as applicable Specifications and the Kiosk Software Specifications). No additional fees beyond the annual Kiosk Software Support Services Fees may be charged by CSG to any Customer for any Kiosk Software enhancement necessary in connection with the Currency Update Requirements.

8. CSG shall be responsible for ensuring that the Kiosk Unit connectivity is integrated with Customer's SOA (as defined in Section 13 of these Miscellaneous Terms) in accordance with the then-current version of the technical specifications documentation that is approved by Customer in writing in the applicable Statement of Work for deployment of the Kiosk Unit.

9. CSG shall be responsible for ensuring that the Precision eCare® Payment Kiosk website is in compliance with CSG’s published specifications for the Kiosk Software as well as Customer's business requirements and the then-current version of the technical specifications documentation that is approved by Customer in writing in the applicable Statement of Work for deployment of the Kiosk Unit which shall include, but not be limited to English and Spanish language used for website content and error messages, Kiosk Unit flow customizations and account look up and bill presentment and bill payment features (“Kiosk Software Specifications”).

10. CSG shall provide Customer with at least [****** (**) *****] advance written notice of any proposed change of the Hardware TPV, or in the form design or exterior aesthetics of the Additional Kiosk Units. Any changes in the form design, or exterior aesthetics, of Kiosk Units must be pre-approved by Customer in writing (email is sufficient) prior to shipment of such changed Kiosk Unit to Customers.

11. CSG shall ensure that the Kiosk Units shall not include any functionality that permits a Connected or a Non- ACP Subscriber to suppress paper bill statements or to authorize recurring payments without the approval of Customer’s Law Department.

12. CSG is not responsible for: (i) obtaining any required governmental approvals or licenses regarding the physical location of the Kiosk Unit at the site designated by Customer; (ii) providing support of the Hardware Components to the extent not covered by the Warranty; or (iii) providing nightly cash drawer collections from the Kiosk Unit and related settlement functions and reporting.

13. Customer is responsible for ensuring that Customer's Service Oriented Architecture ("SOA") is available for integration with the Kiosk Units; CSG is responsible for ensuring the integration of the SOA to Precision eCare to the extent such integration is still in use by Customer.

Exhibit 1

to

Exhibit Attachment D for Precision eCare® Payment Kiosks

WARRANTY

Trouble Report and Process; Hardware Warranty and Onsite Hardware Warranty Services

1. Trouble Report and Process: To initiate Warranty services, notification will be provided from Customer to CSG that a Kiosk Unit or Hardware Component within a Kiosk Unit is out of order or that any issue covered under the Warranty has occurred. When a problem occurs with a Kiosk Unit, Customer will call CSG’s International Service Desk (“ISD”) for Level 1 support, to report the issue. The Kiosk Unit serial number and, if applicable, the failed Hardware Component identification (if known) will be required when Customer calls the ISD for assistance. The ISD will engage CSG's Level 2 operational support who will contact Customer to begin troubleshooting and identification of the issue.

2. Hardware Warranty: CSG (by and with its Hardware TPV) hereby warrants that, except as otherwise provided herein: (i) the Hardware Components in each Kiosk Unit (as such Hardware Components are identified in each Statement of Work executed between a Customer and CSG for deployment of Additional Kiosk Units and, with respect to the Existing Kiosk Units, as identified in the respective Statements of Work for the Existing Kiosk Units), will be free from defects in material and workmanship, (ii) the Kiosk Unit (including all device firmware) shall perform in accordance with the specifications described in the Kiosk Unit, as applicable User Manual (the "Kiosk Unit, as applicable Specifications") in all material respects, and (iii) upon the date of delivery to the Customer's designated location, the Kiosk Unit shall comply with the Americans with Disabilities Act of 1990 and any other Legal Requirements then in effect that impact the Hardware Components; provided, however, that CSG’s obligations as provided in this clause (iii) shall not apply to the extent Customer’s use of the Hardware Components is in a manner which is non-compliant with applicable laws, rules, regulations and requirements where such violation of law is not caused by a failure of the Hardware Components themselves to be compliant with applicable laws, rules, regulations or requirements (e.g. the screen height of the Kiosk Unit is ADA compliant but Customer chooses to place the Kiosk Unit on a platform that results in a disabled person being unable to reach the screen of the Kiosk Unit, and such placement causes a violation of the ADA).

CSG (through its Hardware TPV) shall repair or replace any defective Hardware Component within two (2) business days following diagnosis of the issue identified in Customer’s trouble report at no to cost to Customer, including all shipping expenses.

3. Onsite Hardware Warranty Services: Following CSG's receipt of a trouble report from Customer (a) CSG shall call Customer within [**** (*) ******** *****] to commence remote troubleshooting; (b) upon completion of remote troubleshooting and identification that the reported trouble involves a Hardware Component issue and that an onsite technician is required to resolve the issue, a technician will be scheduled by CSG (through its Hardware TPV) to, and shall, arrive onsite at the Kiosk Unit location within [*** (*) ******** ****]. CSG shall use commercially reasonable efforts to cause the technician to arrive at the Kiosk Unit location with all necessary materials and parts, and such technician shall perform the necessary services to repair the Hardware Component (including replacement of any Hardware Component(s) that is inoperative), install all necessary firmware and drivers for the respective Hardware Component’s functionality, and test the Kiosk Unit as a whole to ensure that the reported problem(s) have been corrected and that the Hardware Components of the Kiosk Unit are performing in accordance with the Kiosk Unit, as applicable Specifications.

4. O/S Support and Maintenance and Anti-Virus Software Responsibilities: The tasks and activities that are the responsibility of CSG with respect to support and maintenance of the operating system software for the Kiosk Unit are as set forth in the Roles and Responsibilities Document. Except for troubleshooting activities and the activities set forth in the Roles and Responsibilities Document that are CSG’s responsibility, CSG is not responsible for the support and maintenance of the operating system software for the Kiosk Unit.

Hardware Warranty Exclusions/Out-of-Scope:

•
The Microsoft Windows operating system of the computer installed inside the Kiosk Unit and the Kiosk Software; any operating system failures or performance issues will require both Customer and CSG to work together to troubleshoot and diagnose. CSG will work in good faith to investigate operating system software issues and will work with Customer to repair any identified issues in a commercially reasonable manner.
•
Any component of the Kiosk Unit supplied by Customer or Customer's non-CSG suppliers.
•
Installation and testing of the Kiosk Software, including configuration or testing of the Kiosk Software or anti-virus software, network interfacing between the Kiosk Software and Customer’s SOA, drivers not relating to the Hardware Components.
•
Customer-consigned parts or components, engineering or custom modifications or engineering changes not set forth in a Statement of Work between CSG and Customer.
•
Cleaning, replenishing expendables, and, after Customer’s Acceptance of the Kiosk, arranging or positioning the Kiosk Unit.
•
Any failure of the Kiosk Unit that is attributable to any of the following (each, an “Excluded Failure”):
o
Misuse
o
Vandalism
o
Physical abuse
o
Accident
o
Modification of the Kiosk Unit or any Hardware Component thereto, other than by CSG, the Hardware TPV or an authorized service provider of CSG)
o
Unsuitable physical environment
o
Maintenance by Customer or Customer’s service organizations that are not approved by CSG
o
Removal or alteration of a part or of the Hardware Component identification by someone other than CSG, the Hardware TPV or a CSG authorized service provider
o
Damage as a result of relocation by Customer of a Kiosk Unit
o
Environmental acts of God
o
Failure caused by any part, material or component not included as a Hardware Component herein and not provided by CSG or the Hardware TPV

5. Out-of-Scope Terms and Expenses; Exclusions: If the problem is attributable (whether identified remotely or onsite) to a part, material or component that is outside the scope of the Warranty or that is determined to be caused by an Excluded Failure, then Customer will be charged for the necessary out-of-scope part(s) and services at the price(s) defined in the Quarterly Price List provided by CSG to Customer prior to the start of each quarter. In such case, CSG shall inform Customer of the out-of-scope charges as soon as commercially reasonable (which in some cases may be after the replacement part or technician services are complete). Customer and CSG acknowledge that the determination of a given repair being out-of-scope may happen at all stages throughout the troubleshooting and repair process.

The technicians dispatched to Kiosk Unit locations are not able nor certified to modify, disable, or certify any security software including but not limited to: logging applications, anti-virus software, anti-malware software, or firewall software.

ADDITIONAL WARRANTY TERMS:

1. Term: The Warranty and Onsite Hardware Warranty Services are effective for [***** (*]) years beginning on the date of delivery of the Kiosk Unit to Customer’s designated location (the "Warranty Period").

2. Service Hours: Normal business hours for Warranty services, including Onsite Hardware Warranty Services, are deemed to be Monday through Friday, 8 am to 5 pm local time, excluding U.S. observed holidays.

3. Limitations of Onsite Hardware Warranty Services: The Onsite Hardware Warranty Services are limited to (a) removal and replacement of malfunctioning Hardware Components and correction of any other failure of the Kiosk Unit to comply with the Warranty, (b) installation of all necessary firmware and drivers for the Hardware Component being replaced, and (c) diagnostic testing to ensure that the reported problem(s) have been corrected and the Kiosk Unit is performing in accordance with the Kiosk Unit, as applicable Specifications.

4. Kiosk Unit Keys: Keys to the Kiosk Unit must be onsite and available prior to dispatch of a technician for Onsite Hardware Warranty Services.

5. Replacement Hardware Component: The technician will arrive onsite with the replacement Hardware Component(s) or the replacement Hardware Component(s) will be shipped and delivered directly to Customer's designated location. The Hardware Component(s) that will be provided will be the Hardware Component(s) identified as needed during the remote troubleshooting between CSG and Customer.

6. Issue Diagnosis: Customer and CSG will be actively engaged following Customer’s trouble report and will use commercially reasonable efforts to identify the problem and diagnose the issue in order to expedite dispatch of the proper Hardware Components.

7. RMAs: The service technician is responsible for returning replaced Hardware Components to CSG (or its Hardware TPV) and obtaining/including the appropriate RMA number on such returned Hardware Components.

8. Use of Refurbished Replacement Parts: CSG (through its Hardware TPV) reserves the right to repair or replace with an in-kind Hardware Component from a refurbished and tested stock (at the sole discretion of CSG or Hardware TPV) so long as the functionality of such refurbished stock is like new and performance of the refurbished stock complies with the Kiosk Unit, as applicable Specifications. Title to replacement Hardware Components shall pass to Customer upon Customer’s receipt.

9. Impact on Warranty Period: Replacing a Hardware Component does not change (and, specifically, does not extend) the Warranty Period.

10. Non-Hardware Component Warranty: Non-Hardware Warranty service repairs requested by and pre-approved by Customers and provided by CSG (through its Hardware TPV) are warranted for [****** (**) ****] after work is complete and accepted by Customer.

11. False or Errant Trouble Report: If a service trip is deemed unnecessary after the technician arrives due to a false trouble report submitted by Customer, Customer agrees to pay for the technician’s time onsite at the rate defined in the Quarterly Price List. Customer and CSG agree to jointly perform remote troubleshooting prior to dispatching technicians in order to reduce the risk of this situation occurring.

12. Relocating Kiosk Units: With respect to each Kiosk Unit that Customer relocates, Customer must report the post-relocation address, contact, and phone numbers to CSG within [****** (**) ****] of such relocation. If problems occur due to Customer providing an inaccurate physical address as Customer's designated location of a Kiosk Unit, Customer agrees to pay any related shipping costs to reroute Hardware Components shipped to the pre-relocation address for such Kiosk Unit and/or for the technician’s time onsite at the rate defined in the Quarterly Price List where the technician went to the pre-relocation address for such Kiosk Unit.

Exhibit 2

to

Exhibit Attachment D for Precision eCare® Payment Kiosks

UPGRADE WARRANTY

Benchmark Series Kiosk Units Warranty Upgrade: CSG will provide and Customer will have the right (but not the obligation) to purchase and consume the Benchmark Series Kiosk Units Warranty Upgrade.

1. Additional Warranty:

The Upgrade Warranty shall include (i) an additional [*** *** **** ******] of the Warranty that shall commence immediately upon expiration of the Warranty Period (as defined in Section 1, “Term,” of the “Additional Warranty Terms” of “Exhibit 1 to Exhibit Attachment D for Precision eCare® Payment Kiosks”) and shall continue thereafter for the referenced [*** *** **** ******] (the “Additional Warranty Period”).

2. Warranty Cleaning Services:

During the Warranty Period and the Additional Warranty Period described in Section 1 above, CSG (by and with its Hardware TPV) shall provide annual cleaning services (the “Warranty Cleaning Services”) with respect to each of the Existing Benchmark Series Kiosk Units purchased by Customer pursuant to the Benchmark Series Kiosk Unit SOW (as amended) and deployed at a Customer location and to each of the Subsequent Benchmark Series Kiosk Unit for which Customer has elected to purchase the Warranty Upgrade. To initiate the Warranty Cleaning Services, a technician will be scheduled by CSG (through its Hardware TPV) to arrive at the Customer location with all necessary materials and tools and such technician shall perform the Warranty Cleaning Services, and ensure upon completion, that the Existing Benchmark Series Kiosk Units and the Subsequent Benchmark Series Kiosk Units are performing in accordance with the Benchmark Series Specifications. For purposes of clarification, the Warranty Cleaning Services will not include Warranty Services identified by the technician. Any such issues identified by the technician will be reported by the technician to Customer and Customer shall initiate notification to CSG pursuant to the Trouble Report and Process of the Hardware Warranty and Onsite Hardware Warranty Services.

Exhibit C-5

CSG Systems, Inc. Business Continuity/Disaster Recovery Plan

Disaster Recovery Program. CSG agrees to comply with its disaster recovery program attached hereto:

CSG maintains written business continuity plans (BCP) that describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all business-critical business functions in the event of a business disaster. Business-critical functions (computer resources, networks, processes, and facilities) are those which, if not operating, would cause significant adverse impacts upon the services or products provided by CSG Systems, Inc. to its customers.

For BCP and disaster recovery purposes, CSG Systems, Inc. has categorized all business-critical functions into one of three critical recovery windows. These windows are referred to as Minimum Acceptable Recovery Configurations (MARC I, MARC II, MARC III), with each MARC being defined according to a specific period of time as follows:

•
All MARC I business functions are required to be operational from a BCP standpoint within [** *****] after declaration of a business disaster.
•
All MARC II business functions are required to be operational from a BCP standpoint between [*** ***** and *** *****] after declaration of a business disaster.
•
All MARC III business functions are required to be operational from a BCP standpoint between [*** ***** and *** **********] after declaration of a business disaster.

In the event of a declared disaster, affecting Customer data, CSG will provide Customer with BCP coverage as follows for the following products and services:

MARC I

[*** ****** **** ************* (*** **** *** *********) ********

****** & *********** **********

********** ******* ******** (******* *********)

*** ********* *******

***** *** **** ********]

MARC II

[**** **** ************]

MARC III

[********** ******** **********

****** ************ ********

*** *******

**** *********]

CSG will maintain adequate BCP plans for each of the products and services listed above and will test those plans an annual basis for accuracy and adequacy.

Exhibit C-6

ACP Residential Voice Services

ACP Residential Voice Services and Functionality. Customer shall receive the following ACP Residential Voice Services and functionality:

1.
Customer Care and Billing. Use of ACSR is required for the ACP Residential Voice Services and functionality described below. The services include the infrastructure required to support voice, HSD and Video services and the required interactions with the core billing engine, ACP to manage the customer’s account, process orders, manage the financials and produce a consolidated bill.

A graphical user interface is provided as an extension of ACSR and is used for managing customer care functions and processes. ACSR and the ACP Residential Voice Services components are licensed by CSG, for the fees set forth in Schedule F.

Listed below are several specific examples of the available ACP Residential Voice Services features:

•
Add, modify or remove Video, HSD and VoIP services in one (or separate) orders
•
Assign or port telephone numbers from the appropriate rate center as part of the order entry process
•
Capture directory listing information
•
Schedule the installation of all services during the order entry process on one (or separate) orders
•
Provide MSAG validation of the service address on all VoIP orders
•
Package discounting across all lines of businesses
•
Ability to reschedule jobs
•
Ability to split jobs by lines of business, if necessary

Listed below are specific examples of features NOT provided:

•
Automated transfer of voice services when a customer moves within our service areas
•
Ability to directly make toll rating changes other than taxes and fees (example: changing from $.07 to $.05 per minute)

2.
Workflow Management. Supports service initiation and triggering of the service order distribution API after an order is created or changed. Order versioning is used to help manage change to existing orders. Utilizing a work flow manager and ordered set of tasks (work plan) are created and then scheduled and tracked to completion. Tasks defined by the customer are manual and are completely user definable. CSG can also support the creation of tasks that will initiate the Service Order Distribution Interface (SODI) to feed downstream OSS and provisioning systems that would be used for order management and service activation.

(a)
Telephony Features (as applicable). The ACP Residential Voice Services component can be configured to include the data structures necessary to collect the information for service providers operating in a local facilities-based service offering. Automated point-to-point interfaces to third party trading partners are not part of the base package. Listed below are the data structures supported when using CSG’s residential voice services component.
•
E911
•
CARE
•
LIDB/CNAM
•
Local Number Portability
•
Directory Listing
•
Directory Assistance/Operator Services
•
Calling Card
•
Switch Provisioning
•
Voice Mail

(b)
Automated Interfaces. Automated interfaces to the types of trading partners listed above can be accomplished with a third Party OSS and Provisioning System via integration to CSG’s Service Order Distribution Interface. Alternatively, a provider may elect to process the required transactions for each of these trading partners via a manual mechanism. These interfaces are available as set forth in Schedule F. Installation, license, annual maintenance, and operations support fees may vary depending on the complexity of the interface as determined in CSG’s reasonable discretion after consultation with Customer. CSG agrees that no variation from the fees set forth in Schedule F, as of the Effective Date, shall be required with respect to the initial interface(s) required by Customer as part of the initial ACP Residential Voice implementation.

3.
Event Processing. Event Processing provides support for the rating of measured service usage. Based on the type of event to be rated the event processor mediates inbound usage into a billable format, applies the appropriate rating rules, and guides the rated and billable usage to the respective account for billing. Charges for this component are included in the Usage Processing Fee, as set forth in Schedule F.

(a)
Usage Types (as applicable). Provides support for processing usage transactions in support of voice products. Usage is processed based on the inbound event record format and the respective usage communication plan applicable the end consumer. CSG’s event processor does not provide for the polling and collection of events from network elements. Examples of the types of processing provided include:
•
Measured local calls
•
Outbound Dial 1 switched long distance
•
Inbound 800 switched long distance
•
Calling Card
•
Directory assistance and other calling features

Note – This is an example list of supported usage types and does not represent an exhaustive list.

(b)
Usage Interfaces. Available via a license fee and applicable annual maintenance fees as set forth in Schedule F. Call plan setups are available on a time and materials basis at customer’s then-current rates, under a duly executed Statement of Work.

4.
Application Administration. Provides CSG and the customer the capability to establish, modify and maintain the additional rules tables and data structures required to operate the system. Provides a Graphic User Interface to perform these functions. Includes the following capabilities.

(a)
Product catalog setup and maintenance
(b)
MSAG validation and storage of MSAG address
(c)
Management of numbering resources (i.e. telephony numbers) and their geographic availability
(d)
Management of service availability
(e)
Workflow administration
(f)
Event / Usage application administration

Exhibit C-6(a)

CSG ACP COMMERCIAL UPGRADE

ACP Commercial Upgrade Definition.

The ACP Commercial Upgrade is a series of operational and functional enhancement projects packaged as a onetime platform upgrade. It is an upgrade to the existing ACP and ACP-V platform on which residential services are provided and, therefore, Customers obtaining the Upgrade platform will continue to be subject to the terms, conditions and pricing of the ACP platform services. Commercial accounts shall mean an account with five (5) telephone lines or more, with no limit on other phone, HIS or video commercial accounts or an account designated by Customer as a commercial account.

ACP Commercial Upgrade Description.

The solution will add the necessary operational efficiency improvements and new features to support CSG customers wanting to offer commercial services to the market place. The solution is built atop the existing ACP and ACP Voice infrastructure and will, therefore, provide comparable functionality as ACP and ACP Voice but will be tuned to appropriately scale to meet the more demanding needs of larger commercial account structures. Additionally, there are a number of commercial specific functional enhancements that are incremental to the existing solution capabilities. The solution is tailored to meet the unique needs of the Very Small Business (VSB), Small Offices Home Offices (SOHOs), and Small to Medium Businesses (SMBs) customer segments.

The ACP Commercial Upgrade is intended to support a single Customer/Location structure capable of supporting 1-30 voice lines and/or trunking service(s). Larger account structures can be achieved via CSG’s current Account Hierarchies functionality in which multiple individual accounts can be aggregated into a larger account structure.

The ACP Commercial Upgrade will be delivered over two major CSG software releases and will include the following:

Release [* – ****]

•
Performance Tuning and Operational Engineering
o
Enhancements and refactoring of the following application components:
-
Order Management-Better management of the order items and efficient order processing
-
Interfaces – Interface message sizes will increase for larger commercial Accounts and therefore changes to the message buffer size and processing time out values will be adjusted to accommodate the larger Order payloads.
-
Database Model – Modifications to the data model, changes to trigger logic, and use of latest efficient database constructs and technology
o
Account Inventory Item Governors – Provides the ability to limit the number of inventory items (e.g. Telephone Numbers) supported for a given account type (i.e. Residential vs. Commercial)

Release [* – ****]:

•
Service Code enhancements
o
Rate changes will be supported for Bulk Services where the rate does not differ from new default rate
o
Security support for Individual Case-based Pricing (ICP) for situations that call for contracted rates that vary from new standard default rate
o
New Commercial Services filter will be implemented to filter the list of available service (i.e. present residential services or commercial services or both)
•
Distinct Residential and Commercial workflows
o
Customer Records will be identified and tagged in the Customer/Account setup process as either Residential or Commercial
-
Commercial specific ACSR® OWF modifications will be made to expose the new 50 character Company Name, and Responsible Party fields. (NOTE – invoice and envelope design changes may be required to accommodate a new Address Information Block when electing to enable the new feature.)
-
Service Classification and Availability rules will be enhanced to account for new Customer/Account Type filter values (i.e., present residential services, commercial services, or both)
•
Enhancements to Telephone Number Inventory Management
o
Residential and Commercial TN Inventories will be managed by a common TN Inventory Management System (i.e. ACPV BackOffice)
-
Consistent processes, management, and reporting functions
o
Enhanced capabilities to search Telephone Number inventory for contiguous number blocks
o
Capability to reserve TN blocks to Accounts via ACSR (security controlled)
o
Ability to propagate same parameter values to all the parameters belonging to the multiple instances of the same catalog
•
Invoice and Statement requirements to support up to 10 unique statement form types and additional commercial information
o
Support for up to 10 unique Statement Form Types

-
Customer driven Statement Form Types will support custom and tailored invoice formats for different business segments and verticals; provided, however, that efforts to develop a customer driven Statement Form Type will be covered in a separate statement of work, signed by CSG and Customer
o
Support for new 50 character Company Name and Responsible Party attributes in Commercial Account setup workflow, and provide options for new Envelope Name/Address Block
-
Note – may require design changes with CSG’s Output Solutions Center which will be covered in a separate statement of work signed by CSG and Customer
o
Ability to summarize and prioritize the statement display of services, packages, installs, deposits, prorates, offers, bundles, products, and standalone entities
-
Detailed Account Hierarchy Control Account statements will support the summary of Services, Packages, Installs, Deposits, and Prorates
o
Provide the ability to capture an “Alternate Service Descriptor” on a per account or account item basis for customer charge reconciliation
-
Examples include Purchase Order Numbers, Contract IDs, Sales Channel Identifiers, etc.

•
Support for Commercial Electronic Bill Presentment and Payment (EBPP) options via Precision eCare
o
Commercial account enrollment, and EBPP functions
o
Electronic invoice download capability
•
(Optional) compatible upgrade to new EAL System

The following additional terms and conditions apply to the ACP Commercial Upgrade.

a) Account Hierarchy Fees. Account Hierarchy fees are included in the license fees and may be used for all varieties of commercial business accounts.

b) Enhanced Account Ledger (EAL). Customer’s EAL monthly per subscriber charge will be included in the License and Maintenance Fees as provided in Schedule F. EAL may be used for both residential and commercial accounts.

c) For clarification purposes, Credit Management and Collections services listed in the Agreement are services that cannot be provided for commercial accounts.

d) Customer may elect to migrate its commercial business customers to other non-CSG platforms at any time, so long as the license fees and corresponding Annual Maintenance fees for the ACP Commercial Upgrade are paid in full.

Exhibit C-7(a)

Precision eMail®

PRODUCT DESCRIPTION

CSG’s Precision eMail® is a web based email application that allows for real-time trigger or batch sends for transactional or campaign based email messages while providing real-time reporting on each send. In addition, Precision eMail® offers a business rules engine capable of creating dynamic targeted content within the email message in order to deliver unique content to each of Customer’s subscribers. Precision eMail® and any supplemental components (“Modules”) will be implemented by CSG for Customer in a mutually agreed upon statement of work.

B. BASIC COMPONENTS OF PRECISION eMail®

Content Management:

Emails - Precision eMail® is a type of email message delivered to Customer’s Precision eMail® subscribers. Customer can create “batch” and “triggered” Precision eMail® interactions.

Templates – A template is a defined layout that allows Customer to create a Precision eMail® message.

Shared Assets – The shared assets library is a folder that allows customer to create and store static or dynamic content to be used in a Precision eMail® message.

Images – The image library is a folder that allows Customer to store images to be used in a Precision eMail® message.

Subscriber Management:

Dynamic Content – With dynamic content boxes, multiple versions of a single content box exist; the version that will be seen by a Customer’s subscriber will depend on such specific subscriber’s attributes.

Interactions:

Messages – Messages give Customer the ability to select from a variety of channels (including without limitation email messaging) through which Customer will communicate with Customer’s subscribers. Together with Activities and Programs, Messages can perform many of Customer’s recurring processes automatically.
Batch: A batch Message send goes to Customer’s subscribers that Customer has identified and at a time specified by Customer.

Trigger: A triggered Message send goes to Customer in response to Customer’s subscriber’s action.

Send Management:

Sender Profiles - Sender Profiles allow Customer to create specific “from” name and email addresses to be used when sending Precision eMail®. The domain portion of the “from” name must match the Sending domain

Delivery Profiles – Delivery Profiles allow Customer to create the footer and header message to be applied to a Precision eMail® message.

Private IP and Sending Domain - Each Precision eMail® account allows Customer to specify a spending domain name to use with Customer’s subscribers' accounts as well as establishing Customer’s own IP address.

Tracking and Reporting – Tracking and Reporting provides for real-time reporting of Precision eMail® deliverability and tracking of user interaction per Precision eMail® message.

API – Set of web services that allows Customer to pass real-time Triggers and Batch sends via an external source.

C. DESIGNATED ENVIRONMENTS

“Designated Environment,” means the current combination of other computer programs and hardware equipment that CSG specifies for use with Precision eMail®, as identified on CSG’s website at https://my.csgsupport.com. Customer will use commercially reasonable efforts to keep its hardware and software in conformance with the Designated Environment specifications that CSG may provide from time to time.

D. PRECISION eMAIL® INFORMATION

Information regarding Precision eMail®, including information about use, availability and service levels, can be found at CSG’s website at https://my.csgsupport.com.

Exhibit C-7(b)

Precision eMail®

TERMS AND CONDITIONS

Subject to the terms and conditions of the Agreement, as modified by this Exhibit, CSG will provide Precision eMail® to Customer, and Customer engages CSG to provide such Product for Customer's use. In the event of a conflict between this Exhibit and the Agreement, the terms and conditions of this Exhibit only with respect to CSG’s provision and Customer’s use of Precision eMail®, shall prevail.

1. Definitions.

1.1 “Product” for purposes of this Exhibit, shall mean Precision eMail®, an electronic access to CSG’s vendor's email marketing software over a computer network and related technical support services.

2. Customer Use. Customer may use Precision eMail® only in and for Customer’s own internal purposes and business operations. Customer may not use Precision eMail® in any manner for any third party (other than for Customer’s customers as provided herein). No license or right to use, reproduce, translate, rearrange, modify, enhance, display, sell, lease, sublicense or otherwise distribute, transfer or dispose of Precision eMail® accessed by Customer, in whole or in part, is granted, except as expressly provided in this Exhibit C-7(b). Customer shall not reverse engineer, decompile, or disassemble the Precision eMail® application software. Nothing in this Agreement will entitle Customer to access or use the source code of Precision eMail®.

3. Pricing. Precision eMail® will be provided by CSG to Customer for the fees set forth in Schedule F of the Agreement.

4. Indemnification. [******* ** ******* * ** *** ********* ******** ************ ******** ***** ********* *** **** **** *** ********** ******** *** ***** ********* ********** ********* *** ******* ******** **** *** ******* *** ******* ******* ******** ************ ***** ** ******** ** *** ****** ********** ********** ********** ***** ******** ** ******** ** *** ** **** ** *** ****** **** **** *** ****** ** ** ***** ** ********** **** *** ********** ******* ** ****** **** ********** *** ** ******** ** *** *** ** ********* *****®* **** ***** ** *** ******** **** ** ********** **** *** *********** ** ********* *****® *** ** *** ****** **** *** ** ********** ** **** ******* ******* ** *** ***** ********** ********** *********** *** *** ************ ** ***** *********** **** *** ** *** ********* ******* **** ********** *********** *** *** ******* ** ********* ********* *****® ** ********* ***** *** ******* ******** ** ******** *** **** ** *********** **** ********* *****®* ** **** *** ************ ** ***** ********* **** ** ******** ***** ********* *****®*]

5. Customer's Representations and Warranties.

Customer represents and warrants to CSG that:

a.
Customer’s agreement to engage CSG to provide Precision eMail® does not violate any agreement or obligation between Customer and any third party.
b.
To the best of Customer’s knowledge, neither any information delivered by Customer nor Customer’s performance hereunder will infringe on any copyright, patent, trade secret or other intellectual property right held by any third party.

c.
Customer shall not use Precision eMail® in a manner that violates (i) any international, federal, state or local law or regulation relating to individual privacy or the distribution of Precision eMail® messages or (ii) the CSG Messaging Policy.
d.
Customer shall be solely responsible for any damages from Customer’s breach of the obligations and representations and warranties in this Exhibit.

6. Customer shall ensure that each person as to whom addresses are provided to CSG by Customer (i) has been or will be given notice of Customer’s privacy policy (which policy shall not constitute an unfair or deceptive trade practice or be contrary to any privacy laws or requirements), (ii) has been or will be given a choice with respect to the use by Customer of such information for which applicable law requires Customer to obtain such person’s consent, (iii) has been or will be given access to information collected about such person to the extent such access is required by applicable law, (iv) can or will be categorized as an “opt-in” recipient by his, hers or its agreement (evidence of which may be written, electronic or other affirmative election) with Customer to receive such information via Precision eMail®, and (iv) has not and will not have notified Customer of his, hers or its desire not to receive Precision eMail® (i.e., no such person has “opted out” of the receipt of Precision eMail® with respect to Customer or its products or services). Upon notification to Customer from any person that such person desires not to receive Precision eMail® or any of Customer's respective products or services, Customer will promptly unsubscribe such recipient. Customer has reviewed the Anti-Spam Policy and initialed and executed the Anti-Spam Certification set forth in Attachment 1, attached hereto and made a part hereof.

7. CSG’s Representations and Warranties. CSG represents and warrants to Customer that:

a. CSG’s agreement to provide Precision eMail® to Customer does not violate any agreement or obligation between CSG and any third party.

b. To the best of CSG’s knowledge, its provision of Precision eMail® does not infringe any copyright, patent, trade secret or other intellectual property right held by any third party.

8. Certifications and Acknowledgements. Customer certifies that it understands and acknowledges that:

a. CSG or its vendor(s) may, at its sole discretion, refuse to distribute any Precision eMail® content or other information provided by Customer that contains information that CSG or its vendor(s) has a reasonable basis to believe to be defamatory, infringing, or otherwise unlawful.

b. Customer will, to the extent required by law or its customer privacy policy, obtain permission from each person to whom Customer sends Precision eMail®. Customer will indemnify CSG and its vendor(s) for any third-party claims arising from Customer’s failure to do so. CSG may further refuse to distribute any Precision eMail® to any person if CSG has a reasonable basis to believe that such distribution would be unlawful or prohibited due to CSG’s third party vendor contractual requirements, but in the event of the latter CSG shall provide reasonable advance written notice to Customer and CSG shall work exercising commercially reasonable efforts with Customer and CSG’s third party vendor to continue distribution of pre-paid bundles of Precision eMail®.

c. To the best of Customer’s knowledge, neither CSG nor its vendor(s) has an obligation to review Precision eMail® content, email addresses or related information provided by Customer to ensure that such comply with applicable laws, and Customer accepts full responsibility for its compliance with such laws.

d. All email addresses shall be supplied solely by Customer. Neither CSG nor its vendor(s) have any obligation to supply, “scrub,” or otherwise verify the legal compliance of any email list.

e. CSG and its applicable vendor(s) are electronic mail service providers. The purpose and function of Precision eMail® is to enable Customer to send and/or receive emails. CSG is only an intermediary in sending and/or receiving electronic mail.

f. Neither CSG nor its vendor(s) will initiate, transmit or cause to be transmitted any Precision eMail® created and/or delivered by Customer. Customer is solely responsible for the creation, initiation and transmission of its Precision eMail®, including, but not limited to, the content of such Precision eMail®, the recipients of such Precision eMail® and the timing of such Precision eMail®.

9. Outage Policy. Except for routine maintenance and systems upgrading that is managed by CSG or its vendor(s) to provide Customer's products and services, Precision eMail® shall be fully functional and operational not less than [*********** ******* (***) of the time, *********** (**) ***** *** ***]. THE FOREGOING NOTWITHSTANDING, CUSTOMER ACKNOWLEDGES AND UNDERSTANDS THAT CSG DOES NOT WARRANT THAT TRANSMISSION OF EMAILS VIA PRECISION eMail® WILL BE UNINTERRUPTED OR ERROR FREE AND THAT CSG AND ITS VENDOR(S) MAY OCCASIONALLY EXPERIENCE “HARD OUTAGES” DUE TO INTERNET DISRUPTIONS THAT ARE NOT WITHIN THEIR CONTROL. ANY SUCH HARD OUTAGES SHALL NOT BE CONSIDERED A BREACH OF THIS AGREEMENT.

10. Termination. Any other provision to the contrary notwithstanding, CSG shall have the right to terminate Customer’s access to and use of Precision eMail® at any time by providing Customer with notice of termination in the event that Precision eMail® is no longer available to CSG, unless and excluding the extent to which such unavailability is caused by CSG’s failure to comply with its contractual obligations or its obligations under applicable law, provided such unavailability is not a result of Customer’s failure to comply with its obligations hereunder. Upon such termination, Customer's use of Precision eMail® will terminate. Promptly upon termination for any reason, Customer must return or destroy, as requested by CSG, all materials pertaining to Precision eMail® (including all copies thereof).

11. Third Party Beneficiary. Customer understands and agrees that CSG’s vendor(s) for Precision eMail® are third party beneficiaries to the Agreement to the limited extent applicable to the provision by CSG and use by Customer of Precision eMail® pursuant to this Exhibit C-7(b) and only for so long as naming such vendors as third party beneficiaries for this purpose is a contractual obligation between CSG and its vendor for Precision eMail®.

ATTACHMENT 1 to Exhibit C-7(b)

CSG Anti-Spam Policy

Customer certifies that it will use Precision eMail® only to send emails to its subscribers and prospects that have provided their email address to Customer (opted-in) for the purpose of receiving email messages from Customer and its service providers, including but not limited to Precision eMail®. Customer is forbidden to transmit unsolicited commercial email that does not comply with the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, codified at 15 U.S.C. §§ 7701 et seq. or other applicable law (“Spam”) via Precision eMail®. CSG does not buy or sell email lists, nor does CSG allow Customer to use purchased or harvested email lists for use via Precision eMail® (see below).

Additionally, CSG offers "confirmed opt-in" as an optional tool for Customer to use to help minimize allegations of spam and abuse. When a list is designated as “confirmed opt-in,” Precision eMail® automatically sends a follow-up email to each subscriber on such lists asking the recipient to verify that he, she or it wishes to receive communications via Precision eMail®. Only those subscribers responding affirmatively will be opted-in to future mailings sent via Precision eMail®.

CSG additionally requires that Customer stop mailing an existing list when it is determined to be in violation of CSG's anti-spam policies. Repeated violations or failures to comply with CSG's anti-spam policies will result in termination of Customer’s access to Precision eMail®.

Customer's Agreement

Customer agrees not to send Spam via Precision eMail®. For any Opt-in list of email addresses used via Precision eMail®, Customer agrees to provide CSG, upon reasonable advance written request from CSG, with the source of such email addresses, the method used for recipient sign-up, and details surrounding the process used, and whatever other reasonable information related to the transaction or sign-up process used by Customer which includes, but is not limited to, date and time of sign-up, hashed, IP address of sign-up, website from which sign-up originated, and whatever other information Customer requested at sign-up.

Customer certifies that it will not use rented or purchased lists, email append lists, or any other list that contains email addresses captured in any method other than via an opt-in basis (as defined above) in the Precision eMail® system. CSG retains the right to review Customer's lists and Precision eMail® sends to verify that Customer is abiding by the privacy and permission policies set forth herein. Customer is required to comply with this CSG’s policy and all applicable law.

CSG's Agreement to Protection of Subscriber and Privacy Protection

CSG agrees that it shall use reasonable security measures to protect against the loss, misuse and alteration of data used for Precision eMail®. Email addresses provided for Precision eMail® shall be maintained in a secure and private manner and not be used for any other purpose.

Receiving Email via Precision eMail®

Customer's subscribers and prospects shall receive emails via Precision eMail® only from Customer and only on an "opt-in" basis. Customer certifies that all email addresses transmitted via Precision eMail® are from opt-in email addresses that have given permission to Customer to send them email messages, including those sent using Precision eMail®. CSG does not allow or desire that Customer use Precision eMail® to send unwanted mail or spam.

Reporting Unwanted Mail as Spam

In the event that Customer's subscribers or prospects do not recognize the originator of email received through Precision eMail®, he, she, or it can report such event to CSG as spam by sending it to list-spamreport@csgsystems.com. CSG shall receive, investigate, catalog, and take action based on such reported events. In addition, such Precision eMail® may be reported to any spam reporting entity, including Spamcop at www.spamcop.net. Customer's subscribers' Precision eMail® providers (AOL, Hotmail, Yahoo) “report as spam”

mechanism may also be used to notify the ISP of the spam message. ISPs use this information to determine good senders from bad senders; CSG will regularly work with ISPs to take action based on such data. Alternatively, reputable anti-spam blacklist groups will identify a spam issue and inform ISPs of that issue. CSG will work with anti-spam blacklist groups and will strive to address all issues to such groups' satisfaction.

Removal From the Precision EMail® List:

Each email sent through Precision eMail® shall contain a link that will allow a Precision eMail® subscriber or prospect to unsubscribe from receiving Precision eMail® from the sender. Except for Precision eCare produced e-mails (with respect to which subscriber or prospect requests to unsubscribe from receiving Precision eCare related e-mail from the sender shall be sent to a Customer hosted site), CSG will provide Customer with a daily file containing the email address, date, time, and for each subscriber or prospect that has requested to unsubscribe from receiving Precision eMail® from the sender. Each Precision eMail® shall contain an easy and automated way to unsubscribe. A Precision eMail® subscriber or prospect shall also have the ability to change his, hers, or its expressed interest at any time and to have the ability to unsubscribe or change expressed interests by following instructions that shall be placed at the bottom of any Precision eMail®.

Information Will Not Be Shared, Sold or Rented

CSG will not share, sell, or rent individual, personal or other information without obtaining the Customer’s advance permission, unless ordered by a court of law. Information submitted to CSG is available only to its employees responsible for managing such data.

Anti-Spam Policy information is available at: [************; or email at: ***************@**************].

ATTACHMENT 1 to Exhibit C-7(b) (CONTINUED)

Anti-Spam Certification Form

In order to comply with federal law, email best practices, and the policies set forth by ISPs and other email filtering organizations, CSG shall require Customer to certify compliance with the Anti-Spam email policy as well as the opt-in status, as defined in the policy, of any lists distributed using Precision eMail®.

If you, Customer (or Customer's vendor), cannot provide the certifications requested below, please contact a CSG representative to discuss the means by which Customer’s email distribution list(s) may be brought into compliance with CSG's opt-in list requirements.

First Certification: Anti-Spam Policy

I, or another member of my organization, have read and understand CSG’s Anti-Spam Policy (attached hereto).

______________

initials

Second Certification: List Source

I certify that Customer (and/or its subsidiaries) is the owner of all email distribution lists distributed using Precision eMail®, and that Customer is solely responsible for the composition and membership of each list.

______________

initials

Third Certification: List Opt-In Status

I certify that all email addresses transmitted by Customer via Precision eMail® subscribers and prospects have given permission to Customer to send them email messages, including those from Precision eMail®.

______________

initials

Certified by Customer:

Charter Communications Operating, LLC (“Customer”)

By: Charter Communications, Inc., its Manager

Signature: ___________________________________

Name: ___________________________________

Title: __________________________________

Date: ___________________________________

ATTACHMENT 2 to Exhibit C-7(b)

CSG Messaging Policy

This CSG Messaging Policy (the “Messaging Policy”) applies to Precision eMail service, which includes the sending of digital messages and related digital messaging services (the “Services”) offered by CSG or its authorized vendor, (“CSG,” “we,” ‘”us” or “our”) to Customer (“you” or “your”). Any capitalized terms used but not defined in this Messaging Policy will have the meaning given to such terms in the Precision eMail® Terms and Conditions.

YOU AGREE TO CREATE, STORE, AND SEND ALL DIGITAL MESSAGES USING PRECISION EMAIL IN STRICT COMPLIANCE WITH THIS MESSAGING POLICY. YOUR CONTINUED USE OF OR ACCESS TO PRECISION EMAIL CONSTITUTES ACCEPTANCE OF THIS MESSAGING POLICY. IF YOU ARE NONCOMPLIANT WITH THIS MESSAGING POLICY, CSG OR ITS VENDOR HAS THE SOLE DISCRETION TO TAKE ANY ACTION IT DEEMS APPROPRIATE REGARDING YOUR ACCESS TO PRECISION EMAIL, INCLUDING WITHOUT LIMITATION, IMMEDIATE SUSPENSION OR TERMINATION OF YOUR ACCESS TO PRECISION EMAIL.

1.
Compliance with Digital Message Sending Best Practices. We require you to follow these best practices when sending digital messages using the Services:
A.
Use only permission-based marketing digital message lists (i.e., lists in which each recipient has explicitly granted permission to receive digital messages from you by affirmatively opting-in to receive those digital messages).
B.
Always include a working “unsubscribe” mechanism in each marketing digital message that allows the recipient to opt out from your mailing list (receipt/transactional messages that are exempt from “unsubscribe” requirements of applicable law are exempt from this requirement).
C.
Comply with all requests from recipients to be removed from your mailing list within [*** (**) ****] of receipt of the request or the appropriate deadline under applicable law.
D.
Maintain, publish, and comply with a privacy policy that meets all applicable legal requirements, whether or not your organization controls the sending of the digital messages.
E.
Include in each digital message a link to your then-current privacy policy applicable to that digital message.
F.
Include in each digital message your valid physical mailing address or a link to that information.
G.
Do not send to addresses obtained from purchased or rented digital message lists.
H.
Do not use third party message addresses, domain names, or mail servers without proper permission.
I.
Do not routinely send digital messages to non-specific addresses (e.g., webmaster@domain.com or info@domain.com).
J.
Do not send digital messages that result in an unacceptable number of spam or similar complaints (even if the digital messages themselves are not actually spam).
K.
Do not disguise the origin, or subject matter of, any digital message or falsify or manipulate the originating message address, subject line, header, or transmission path information for any digital message.
L.
Do not send offers for the purpose of obtaining personal information or generating leads for third parties.
M.
Do not send “chain letters,” “pyramid schemes,” or other types of messages that encourage the recipient to forward the content to strangers.
N.
Do not send to lists of addresses that are programmatically generated or scraped from the Web.
O.
Do not employ sending practices, or have overall message delivery rates, which negatively impact the Services or other users of the Services.
P.
Do not use the Services to send messages that may be considered junk mail. Some examples of this type of messages include messaging related to: affiliate marketing, penny stocks, gambling, multi-level marketing, direct to consumer pharmaceutical sales, and payday loans.
2.
Compliance with Law. Your use of the Services must comply with all applicable laws, rules, regulations, and court orders of any kind of any jurisdiction applicable to you, us, and any recipient to whom you use the Services to send digital messages (“Applicable Law”). You have the responsibility to be aware of and understand all Applicable Laws and ensure that you and all Users of your Account comply at all times with Applicable Law. Some examples of Applicable Laws include: the U.S. CAN-SPAM ACT, The E.U. Directive of Privacy and Electronic Communications, the U.K. Privacy and Electronic Communications (EC Directive) Regulations 2003; the Canada Anti-Spam Law (CASL) and/or any similar law, laws relating to intellectual property, privacy, security, terrorism, corruption, child protection, or import/export laws.
3.
Commitment Against Harassment and Interference with Others. You must not use the Services to:

A.
Store, distribute or transmit any malware or other material that you know, or have reasonable grounds to believe, is or may be tortious, libelous, offensive, infringing, harassing, harmful, disruptive or abusive; or
B.
Commit (or promote, aid or abet) any behavior, which you know, or have reasonable grounds to believe, is or may be tortious, libelous, offensive, infringing, harassing, harmful, disruptive or abusive. Examples may include digital messages that are themselves are or promote racism, homophobia, or other hate speech.
4.
Sensitive Information. You will not import, or incorporate into, any contact lists or other content you upload to the Services, any of the following information: social security numbers, national insurance numbers, credit card data, passwords, security credentials, bank account numbers, or sensitive personal, health or financial information of any kind.
5.
Modifications to this Policy. We may modify this Messaging Policy prospectively at any time by sending you a copy of the modified document. Your continued use of the Services will be considered acceptance of any such modification, provided that any conflicts with the Messaging Policy and the Agreement shall be resolved in favor of the Messaging Policy. All modifications to this Messaging Policy will be effective immediately, unless otherwise noted by us.

Exhibit C-8

Mass Change Platform (MCP)

Mass Change Platform (MCP). Mass Change Platform ("MCP") is an application that provides Customer the flexibility to enter, schedule, submit, execute, and monitor requests for mass changes to fields that are normally editable in the "house" and "order objects" files of CCS®. Customer also can create, complete, or cancel orders to add, remove, or update codes, including provisionable billing codes. Customer also can create mass changes to apply miscellaneous adjustments or update account attributes on selected accounts.

Exhibit C-9

Reserved

Exhibit C-10

CSG Data Publisher

Service Description

1. a. Vantage Edition

CSG will publish and apply CSG Vantage® and CSG Vantage® NRT updates to a Customer hosted relational data store (the " Customer Data Store") which will provide Customer with the ability to update the Customer Data Store, based on the CSG Vantage® and the CSG Vantage® NRT objects (the “CSG Data Publisher Objects”) which have been previously identified and agreed upon by the Parties and are duly documented.

b. File Edition

CSG will publish nightly end-of-day CSG Vantage® files that will include changes of that day to the Vantage files (the “Delta Files”) and will apply the Delta Files to a secure file transfer protocol (“SFTP”) site for Customer pickup of the CSG Vantage® objects (the “CSG Data Publisher Objects”) which have been previously identified and agreed upon by the Parties and are duly documented.

2. Supported Environment for CSG Data Publisher

CSG and Customer agree that the Data Store will operate on a database version that is compatible with CSG data attributes. The CSG database, as initially deployed, will be minimally on Oracle version 11.2 or higher. Customer will notify CSG not less than [****** (**) ****] in advance of any changes to the location of the Customer Data Store, the relational database management software, or the operating system of the supported environment.

3. Software Release Enhancements

CSG will provide scheduled releases with enhancements to update the CSG Data Publisher Objects previously agreed and documented between the Parties. CSG will make such enhancements available at no additional cost to Customer. Customer will be responsible for modifying the CSG Data Publisher table structures to support the new, changed, or deleted fields that are impacted by the scheduled releases.

Any such enhancements resulting in changes to the frequency of the CSG Data Publisher feeds (e.g., from batch to real time feeds) will be addressed through a subsequent Statement of Work and/or amendment.

4. Support

CSG shall provide support for CSG Data Publisher and problems shall be reported and resolved in accordance with [******** ******] as set forth in Section II of Schedule H-11 of the Agreement. CSG's support obligations shall continue through the earlier of (a) termination or expiration of the Agreement (and any Transition Assistance Period, as defined in the Agreement) or (b) such time as Customer ceases its use of Data Publisher services.

5. Disaster Recovery

Exhibit C-5, CSG Systems, Inc. Business Continuity/Disaster Recovery Plan, of the Agreement is amended to add CSG Data Publisher under the [**** ***] classification.

6. Additional Terms

a) CSG will:

▪
apply full file refreshes in support of release/data model changes, passers and transfers where required, on behalf of and at Customer's request
▪
secure the data in transmission to the Customer Data Store as applicable
▪
provide the Data Definition Language (“DDL”) necessary to Customer

b) Customer will:

▪
procure and operate the Customer Data Store
▪
provide database administration functions for the Customer Data Store
▪
retrieve the files from CSG’s SFTP site as applicable

Exhibit C-12

Ascendon Services

ARTICLE 1

GENERAL

A.
GENERAL

a.
Definitions.

Capitalized terms used but not defined in this Exhibit shall have the definitions set forth in the Agreement or Attachment 1.1(a). The Parties acknowledge the defined terms in this Exhibit, including Attachment 1.1(a), but not defined in the Agreement, shall apply solely to the Ascendon System and Ascendon Services.

For purposes of applying the general terms and conditions of the Agreement to the Ascendon System and Ascendon Services prescribed in this Exhibit and any Order Document (defined below) executed hereunder, and after giving effect to the amendments and clarification of terms of the Agreement that apply to the Ascendon System and Ascendon Services as set forth in this Exhibit, the following definitional principles under the Agreement shall apply as follows with respect to the Ascendon System and Ascendon Services:

1.
each reference in the Agreement to a Deliverable shall be deemed to include a reference to an identifiable work product to be delivered by CSG to Customer as specified in a Statement of Work executed pursuant to an Ascendon Service Order;

2.
the Ascendon System shall be deemed a Product under the Agreement; provided such characterization (1) is only for purposes of applying the general terms and conditions of the Agreement and (2) shall not affect the characterization of the Ascendon System and the Ascendon Services performed in connection therewith as SaaS for tax purposes;

3.
except as specifically provided in an Ascendon Service Order, a Consumer accessing the Ascendon System or using or receiving Ascendon SaaS Services shall not be deemed a Subscriber, Connected Subscriber or similar term for purposes of determining under the Agreement or any Statement of Work executed under the Agreement (x) applicable fees for any Products or Services other than the Ascendon System or Ascendon SaaS Services and/or (y) Customer’s compliance with any minimum fee purchases or Subscriber commitments (e.g., [******* **** ******* ***********, ********** ******], etc.) with respect to any Products or Services other than the Ascendon System or Ascendon SaaS Services;

4.
each reference to Customer Intellectual Property shall be deemed to include Customer Applications (if any), Customer Integrations, Customer Content and Customer Site(s);

5.
each reference to Support Services shall be deemed a reference to Ascendon Support Services (as defined in Section 4.1 below); and
6.
each reference to Updates shall be deemed a reference to Ascendon Updates (as defined in Section 4.1 below).
b.
Scope and Conflict. This Exhibit, including all Attachments and Schedules attached hereto, specifically applies to CSG’s performance and/or provision, and Customer’s use and receipt of the Ascendon System and Ascendon Services. Unless otherwise expressly provided in this Exhibit or an applicable Order Document (as defined below), in no event will any terms, conditions or fees set forth in this Exhibit or an applicable Order Document apply to CSG’s or Customer’s rights and obligations with respect to any Products or Services made available by CSG to Customer that are not the Ascendon

System or Ascendon Services. Similarly, in no event will any terms or conditions set forth in this Exhibit or an applicable Order Document alter or modify the rights or remedies of Customer and/or CSG under the Agreement in the event of termination of the Agreement in its entirety or a particular Product or Service provided by CSG to Customer under the Agreement that are not the Ascendon System and/or Ascendon Services. Except as provided in this Exhibit or an applicable Order Document, all other terms of the Agreement which are not in conflict with this Exhibit or such Order Document shall be given full force and effect with respect to each Party’s performance under the Agreement, as modified by this Exhibit and/or an Order Document. In the event of a conflict between the terms of the Agreement and the terms of this Exhibit, the terms of this Exhibit shall control and take precedence with respect to the provision and use of the Ascendon System and Ascendon Services. In the event of conflict between the terms of an Order Document and the terms of the Agreement and/or this Exhibit, the terms of the Order Document shall control and take precedence with respect to the provision and use of the Ascendon System and Ascendon Services.
c.
Ascendon Service Order. This Exhibit and the applicable terms of the Agreement prescribe the general terms and conditions of CSG’s performance and provision of the Ascendon SaaS Services to Customer. A Customer’s right to access and utilize the Ascendon System and Ascendon SaaS Services requires Customer to execute with CSG an Ascendon Service Order under this Exhibit. Each Ascendon Service Order shall specify an “Order Term” (as defined in such Ascendon Service Order) and will continue in full force and effect, unless such Ascendon Service Order expires in accordance with its terms or is terminated earlier pursuant to Article 6 of the Agreement or Sections 6.1 or 6.2 or Attachment 4 of this Exhibit.
d.
Statements of Work. In connection with Customer’s deployment and use of the Ascendon System and Ascendon SaaS Services CSG shall provide certain Technical Services required by and described in one or more Statements(s) of Work, which the Parties may mutually agree to in writing from time to time. Each Statement of Work shall be consecutively numbered and titled based on (a) the Ascendon Service Order for which such Technical Services are to be performed and (b) the date such Statement of Work is executed. By way of example, the first Statement of Work executed under Ascendon Service Order No. 1 is titled “Statement of Work No. 1 to Ascendon Service Order No. 1” and the first Statement of Work executed under Ascendon Service Order No. 2 shall be titled “Statement of Work No. 1 to Ascendon Service Order No. 2”, etc. Customer will pay CSG the fee(s) and, to the extent applicable, Reimbursable Expenses, for the Technical Services performed in accordance with a Statement of Work in the amount set forth in such Statement of Work.
e.
Payment Terms. Customer acknowledges that CSG shall provide Customer invoices for the Ascendon Services independent from CSG’s invoices for other CSG Products and Services that are not Ascendon Services. All fees and Reimbursable Expenses under any Ascendon Service Order or Statement of Work under an Ascendon Service Order will be paid in accordance with the Agreement.
f.
Background Checks. CSG represents and warrants that it has conducted criminal background checks on its personnel (whether management or employees (full-time, part-time and temporary)), and that none of those individuals who (a) have access to Consumer Information or Consumer Usage Data, or (b) will perform specific services for the direct benefit of Customer (which, for the avoidance of doubt does not include the performance of services with respect to the Ascendon Software or Ascendon Services of which Customer is but one of several CSG customers that may access or use such Ascendon Software or Ascendon Services) have been [********* ****** *** ***** ***** (*) ***** ** * ****** ** ***** ** ***** ********* *********** *** *** ******* *** ****** ********* ******** ********* ****** *********** ********* ****** ** **** *** ** ************]). CSG shall remove from activities conducted on Customer’s behalf, any individual whom CSG has knowledge has such a [**********]. All background checks shall be conducted by CSG in a thorough manner by using reliable means and in accordance with applicable laws. CSG shall notify Customer immediately of any noncompliance with this Section, providing all details pertaining to such noncompliance (provided nothing in this Section 1.6 shall require CSG to identify any personal or personally identifiable information of its personnel, unless CSG requests a waiver of such non-compliance, in which case CSG shall provide Customer information sufficient to enable Customer to consider and make an informed decision with respect to such waiver). From time-to-time when an Order Document is in effect, Customer may request in writing that CSG certify to Customer that the criminal background checks have been performed in compliance with this Section 1.6 and to CSG’s knowledge, CSG is otherwise in compliance with this Section 1.6. CSG shall provide Customer the requested certification within ten (10) business days of CSG’s receipt of Customer’s written request. Notwithstanding and without limiting any other rights Customer may have under the Agreement, Customer shall have the right to audit CSG’s records to confirm compliance with this Section at Customer’s cost, unless the audit reveals noncompliance with this Section in which case CSG shall bear the reasonable costs of such audit. All information of such audit shall be deemed CSG’s Confidential Information and subject to Article 10 of the Agreement. Customer may request that any CSG personnel be replaced if, in Customer’s sole discretion, it determines that such personnel are not of the requisite skill and experience to satisfactorily perform the Services, for (i) violation of any (1) Customer safety procedure that is provided in writing to CSG or its personnel in advance of the deemed violation or (2) CSG security procedure, (ii) detrimental conduct, or (iii) for other grounds (e.g., poor past performance, etc.). If Customer requests replacement of CSG personnel, Customer shall provide CSG such request in writing (email acceptable) and include the reasons for such replacement.
g.
License to Specific Deliverables. For those Deliverables identified in a Statement of Work as a Section 1.7 Deliverable (as defined below), and subject to the payment by Customer of all applicable Technical Services fees related to such Section 1.7 Deliverable and the restrictions set forth in this section, CSG hereby grants to Customer a [*************, ***** ****, *********, *********** ******* to *** **** Section 1.7 Deliverable and all **********, *********** and ******** ************ ** **** Section 1.7 Deliverable (********** ** *** ** *********** *** ******** ******* ********]. For the avoidance of doubt, the foregoing grant of license to use excludes any rights to make derivative works of any Section 1.7 Deliverable [********* ** ********]. As used herein, a “Section 1.7 Deliverable” means a tangible deliverable provided by CSG to Customer, [****** ** ******** ** **** ****, that (a) is an ******** **** ** ********** ** *** or its ****** and (b) Customer **** *** *********** **** ** **** ***********] as specified in the applicable SOW. For the avoidance of doubt, a Section 1.7 Deliverable shall specifically exclude a Deliverable that is (i) a [************* ** *** ******** ****** (including, ******* **********, a ******** ********** ******** ** ********) or (ii) with respect to *********, ***** ** * ******** ** *********** **** *** ******* ***** ** *** **** ******** ********* *** *** ** ******* *** ********* ********]. Further, Customer acknowledges that unless otherwise specifically referenced in an SOW, Customer [***** *** (1) be entitled to the ******** ** ** ****** ** *** **** (**** ****** *** ****** ****) that relates to a Section 1.7 Deliverable or (2) [******** ** *** ***** ***** *** *** ************ *********** included in such Section 1.7 Deliverable, ********* *** *** ******* ** *** ********* ************** *******, ******** *** ******** and ***** *********** *********** ********** **** Section 1.7 Deliverable. Nothing in this Section 1.7 shall be deemed to ***** ********** ***** ** *** *** ******** ******, Ascendon SaaS Services or any ***** *********** ********** **** *** ***** ** ****** *** *****] in Section 2.1 below and/or an Order Document.
h.
Media as Provider of Ascendon Services. Certain of the Ascendon Services performed under an Order Document executed under this Exhibit shall be performed by Media, on behalf of CSG. CSG acknowledges and agrees that it is responsible for Media’s compliance with the terms and conditions of the Agreement (including, but not limited to, this Exhibit and any Order Document executed hereunder). Accordingly, CSG shall be liable to Customer for the acts and omissions of Media to the same extent that liability to Customer would accrue under the Agreement (as supplemented or modified by this Exhibit) as if such acts or omissions had been performed or made by CSG.

B.
Ascendon System – Rights of Use; REstrictions
a.
Rights Grant. This Section 2.1 shall (x) apply to the Ascendon SaaS Services in lieu of Sections 2.1(a) and (b) and 2.2 of the Agreement and (y) amend the Agreement to include the following terms and restrictions relative to the rights of use grant with respect to the Ascendon System and Ascendon SaaS Services.

CSG hereby grants to Customer a non-exclusive, non-transferable (subject to Section 12.7 of the Agreement), worldwide, non-sublicensable (except to the extent expressly set out in the Agreement), grant of rights at all times during the applicable Ascendon Order Term and Ascendon Transition Period to (i) access and use the Customer Ascendon Solution (as defined under Section 2.1(c) below and further described in and pursuant to each applicable Ascendon Service Order) for Customer’s business purposes and operations, which includes access and use of Consumer Experiences (as described in and pursuant to each applicable Ascendon Service Order, if applicable) by Consumers; (ii) copy, use, and distribute internally the Ascendon Documentation as required to support its use of the Ascendon System; (iii) modify the Ascendon Documentation in connection with the development of end user guides or training materials for Customer and Outsource Vendors (collectively, “Charter User Guides”) and to distribute or have distributed any derivative work of the Ascendon Documentation, as incorporated in any Charter User Guides, to Outsource Vendors; and (iv) access and use the Ascendon System Back Office Applications as specified in an Ascendon Service Order, Ascendon Documentation and Charter User Guides as provided in foregoing clauses (ii) and (iii) above in the Export Approved Countries by Customer and their Outsource Vendors for Customer’s business purposes and operations.

In addition to the restrictions set forth in Section 2.4 of the Agreement, Customer shall not, nor authorize or permit any third party to (i) disclose Customer’s unique access codes to any entity or person other than Customer’s authorized employees or Customer Vendors using the Ascendon System on Customer’s behalf and at the direction of Customer, or (ii) use the Ascendon System for purposes other than permitted in this Agreement or an applicable Order Document. Without limiting the application of Section 2.8 of the Agreement, Customer shall be responsible for any breach of the terms, conditions and restrictions of this Agreement or an Order Document by its employees and Customer Vendors and any of its Affiliate’s employees, consultants, agents and contractors that access the Ascendon System, Services or CSG Confidential Information pursuant to such Order Document.

Section 2.3 of the Agreement all restrictions related to “Designated Environments” under the Agreement will not apply to the Ascendon System.

CSG may discontinue the supply and support of a given Ascendon Element or Consumer Experience provided to Customer under an Ascendon Service Order (i) as provided in and subject to the provisions of Section 2.2 of this Exhibit and Section 7.2 (iii) of the Agreement, (ii) if a Third Party Product or such Ascendon Element or Consumer Experience requires the use of a Third Party Product, CSG can no longer secure the supply of such Third Party Product despite its commercially reasonable best efforts to do so, (iii) if the continued supply and support (x) poses a security issue that, after commercially reasonable efforts, cannot be mitigated or (y) causes or will cause CSG to violate applicable law; so long as in any case under (i)-(iii) above: (1) CSG makes available a replacement that provide equivalent or better functionality, performance, and security based on support of Customer’s then current use of the Ascendon System and Ascendon SaaS Services and on comparable fees, terms and conditions as the discontinued Ascendon Element or Consumer Experience; (2) CSG allows Customer such time as it reasonably requires to transition to any such replacement with (A) no less than [*** ******* and ****** (***) ****] if CSG initiates such discontinuance and (B) that period of time permitted by the third party provider that initiates or is responsible for such discontinuance; and (3) CSG performs such transitional and integration services as are reasonably necessary to facilitate the transition at no cost to Customer.

In lieu of the rights granted to an Acquiring Entity under an Interim Agreement, as contemplated in Section 2.4(a) of the Agreement, the following provisions will apply:

1.
Notwithstanding anything in this Agreement to the contrary, in the event that Customer or any of its Affiliates sells or transfers any business unit (a “Divested Business”) to a third party (a “Buyer”) identified to CSG in writing, Customer and its Affiliates will have the right to provide services utilizing the Customer Ascendon Solution and Ascendon Services identified in the applicable Ascendon Service Order(s), and other rights and licenses provided to Customer under this Agreement, for the benefit of the Divested Business and the Buyer following such transfer, in accordance with the following terms:

a.
Customer’s use of the Customer Ascendon Solution and Ascendon Services and other rights and licenses for the benefit of the Divested Business and the Buyer under any

Ascendon Service Order may last for a period of up to [*********** ***) ******], as determined by Customer. Such period of use will be referred to in this Section 2.1(e) as the “Divested Business Transition Period.”

b.
All fees payable under any Ascendon Service Order will continue to accrue in accordance with such Ascendon Service Order with respect to the Divested Business, and Customer will pay all such fees in accordance with this Agreement, in each case as though the Divested Business were owned by Customer for the duration of the Divested Business Transition Period. CSG will not increase its fees or assess any additional rights or other fees or expenses as a result of the activities contemplated by this Section 2.1(e), except CSG may charge fees consistent with the Agreement or the affected Ascendon Service Order if (A)) CSG incurs additional costs to provide the same Ascendon Services to Buyer and/or (B) Customer requests CSG to provide Technical Services or Ascendon Additional Services or otherwise modify the form or nature of the Ascendon Services provided to or on behalf of the Divested Business (e.g., establish a separate business unit).
c.
The Parties acknowledge nothing in this Section 2.1(e) shall entitle Buyer to access the Ascendon System or request any changes or additions to the Ascendon Services during the Divested Business Transition Period. Nothing in this Section will prohibit CSG from charging any fees to Buyer as may be contemplated in any separate agreement between CSG and Buyer.
d.
CSG acknowledges and agrees that the existence and terms of any divestiture by Customer, including the identity of the Divested Business and Buyer, will be “Confidential Information” of Customer under the Agreement. Customer may disclose this Agreement in connection with any Divested Business or proposed Divested Business to any potential Buyer so long as (A) the potential Buyer is subject to confidentiality obligations no less restrictive than the terms of the Agreement and (B) Customer discloses only those Order Documents and portions of the Agreement that relate to such Divested Business.

The specific configuration of the Ascendon System and Third Party Products Customer is entitled to access and use shall be as set forth in each Ascendon Service Order (the “Customer Ascendon Solution”).

b.
Access; Compatible Interfaces. Prior Releases. Access and use of the Ascendon System shall be by Ascendon Web Services, a Consumer Experience identified in an Ascendon Service Order or web-enabled user interface access, and nothing in this Agreement or an Ascendon Service Order shall entitle Customer or any Consumer to delivery of the object or source code relating to the Ascendon System. The Ascendon Documentation identifies the Compatible Interfaces as of the Effective Date. CSG may update the Compatible Interfaces from time to time in its reasonable discretion, consistent with good industry practices, by providing Customer reasonable advance written notice specifically identifying the applicable update; provided, however, notwithstanding anything in the Ascendon Web Services Standards to the contrary, (a) CSG shall not cease supporting any Compatible Interface without providing at least [*****–**** (**) ***** prior written notice to Customer and (b) CSG will support the ******* ******* ** ********* ****, ******* *******, ****** ******, and ***** ****** and at least the *** (*) ***** ********] of each of ***** ***** ********. CSG shall support and maintain during any applicable Order Term and any Ascendon Transition Period the Ascendon Software and Ascendon Web Services, maintaining backwards compatibility to all prior releases of such Ascendon Software or Ascendon Web Services, as applicable, utilized by Customer over the prior [****** (**) ******, or the **** ***** (*) ***** ********], whichever is longer; provided, the foregoing excludes backwards compatibility support for any Ascendon Back Office Applications, including the “Invision” suite of applications.

c.
Ascendon Web Services. Customer acknowledges that its right to access the Ascendon SaaS Services via the Ascendon Web Services is subject to Customer’s compliance with the Ascendon Web

Services Standards, both as a condition of Customer’s right to “go-live” and a continuing condition of Customer’s right to access and use the Ascendon SaaS Services as provided in the Agreement and each executed Ascendon Service Order. As used herein, “Ascendon Web Services Standards” mean those rules, specifications and standards attached to this Agreement as Attachment 2.3. CSG may update the Ascendon Web Service Standards by providing reasonable advance written notice to Customer and provided the revised Ascendon Web Services Standards are distributed uniformly and on a non-discriminatory basis with respect to all of CSG’s customers using the Ascendon System.

d.
Customer Property. Without limiting Section 2.7(b) of the Agreement, as between Customer and CSG, Customer is and shall remain the sole and exclusive owner of all rights, title and interests (including all Intellectual Property rights) in and to the Customer Intellectual Property, Customer Integrations, Consumer Information, Consumer Usage Data, Customer Content, Customer Site(s) and any improvements, adaptations and other such modifications of the same that are developed by or for Customer, and any Customer Service.

e.
No Escrow of Ascendon Software. The Parties acknowledge that CSG shall have no obligation to include in the Deposit Materials any source code or Ascendon Documentation related to the Ascendon System or Ascendon Software. As a result, Sections 2.9 and 2.10 of the Agreement shall not apply to the Ascendon System and Ascendon SaaS Services.

f.
Export Approved Products and Export Approved Countries. Invision Care, Invision Studio and Invision Reporting (each as described in the Ascendon Documentation) are deemed an Export Approved Product on Schedule I of the Agreement, and subject to the terms and conditions of the Agreement and any applicable Ascendon Service Order, may be accessed and used by Customer and its Outsource Vendors in the Export Approved Countries identified on Schedule I of the Agreement.

C.
Ascendon SaaS Services

a.
Ascendon SaaS Services. During the Order Term of any Ascendon Service Order and any Ascendon Transition Period CSG shall provide Customer with the Ascendon SaaS Services as described in and subject to the fees, terms and conditions set forth in any Ascendon Service Order(s) executed by the Parties from time-to-time (unless terminated or expired pursuant to its terms), in each case subject to the applicable terms and conditions of the Agreement. Customer acknowledges that except as specifically requested by Customer and provided in an Order Document or pursuant to Ascendon Additional Services (as defined below), the Ascendon SaaS Services do not include any content delivery network (“CDN”) services, signal or encoding of Customer Content, and that between Customer and CSG, Customer is responsible (directly or through a third party designee) to provide CDN services and encoding for its Customer Content. Unless otherwise provided in an Ascendon Service Order, the Ascendon SaaS Services are provided in the English (US) language.

b.
Technical Services Hours ****** *** ****** ********** ***** **** *** **********. Customer and CSG acknowledge that the ********* ******** ***** ****** and [****** ********** ***** **** ***** *** ***** ** *** *** *** ** **** ** ******** ** ******** ** *** *** *** ******** ******** (********* ********]).

c.
Customer Rights. Customer is responsible to obtain from any applicable third parties all necessary rights for Customer to host, distribute and fulfill (as applicable) Customer Services and display Customer Content on and through the Ascendon System and Ascendon SaaS Services, as applicable.

d.
Acceptance Testing. CSG will make available all Ascendon Software, Ascendon Documentation made available as a Deliverable and other Deliverables (each, a “Candidate Deliverable”) for review and/or acceptance testing by Customer (the date such Candidate Deliverable is received by or made available to Customer is referred to herein as the “Delivery Date”).

Unless otherwise set forth in a Statement of Work:

1.
Customer will have (x) [******* (**) ****] with respect to a Candidate Deliverable that is in written or document form (e.g., an approach document) and (y) [***** (**) ****] with respect to all Candidate Deliverables that are in non-written form (the “Review Period”), in each case after the applicable Delivery Date (the last day of the applicable Review Period being referred to herein as the “Test Date”), within which to test the Candidate Deliverable, in order to determine if the same (a) operates in accordance with the applicable Ascendon Documentation and the specifications described in the applicable Ascendon Service Order and SOW; (b) is substantially free from material programming errors, bugs and defects in manufacturing and workmanship (i.e., those that give rise to Critical or High Incidents); and (c) otherwise conforms to the applicable representations and warranties of CSG contained or referred to in the applicable Ascendon Service Order and the Agreement (collectively, the “Acceptance Criteria”).

2.
On or before the Test Date, Customer may provide CSG with written notice (email acceptable) that it either accepts (a “Notice of Acceptance”) or rejects (a “Statement of Errors”) the delivery of the Candidate Deliverable. If Customer provides CSG a Notice of Acceptance, the Candidate Deliverable(s) and/or Technical Services the subject of such Notice of Acceptance shall be deemed Accepted as of the date CSG receives such Notice of Acceptance. If Customer fails to provide CSG a Notice of Acceptance or a Statement of Errors during the Review Period, Customer will be deemed to have Accepted the applicable Candidate Deliverable(s) and related Technical Services as of the Test Date.
3.
If Customer provides CSG a Statement of Errors, such notice must include (x) a reasonably detailed written description of all Exceptions identified by Customer during its review and/or acceptance testing, including but not limited to the test case, scenarios impacted, screen captures and relevant data to reproduce the problem, default or failure, reasonably required in order to facilitate CSG’s understanding of such Exceptions, (y) CSG will correct and redeliver the Candidate Deliverable subject to the Notice of Rejection promptly but in any event within [******* (**) ******** ****] of the date CSG received such Notice of Rejection or such other date mutually agreed by the Parties in writing (email acceptable), and (z) Customer will re-review and/or test the Candidate Deliverable in accordance with the applicable Acceptance Criteria and Review Period. CSG and Customer shall follow the foregoing procedures until the Candidate Deliverable is accepted (“Accepted” or “Acceptance”); provided, that if CSG is not able to comply with the Acceptance Criteria applicable to a given Candidate Deliverable within [***** (*]) attempts (a “Non-Conforming Deliverable”), Customer may by providing CSG written notice (email acceptable) within [****** (**) ****] of the last Test Date applicable to such Non-Conforming Deliverable request to remove such Non-Conforming Deliverable from the applicable SOW and/or Ascendon Service Order and CSG shall, as applicable, [****** *** **** ********** **** ** *** and *** ******* *** ******* ****, ** **** **** *********] to the Non-Conforming Deliverable. Notwithstanding the foregoing, if the Non-Conforming Deliverable is [******** ** *** ******** ******** ******** ***/** ******** **** ******** ******** (** ** ** ********) under the applicable Ascendon Service Order, then Customer *** ********* *** ********** ******** ******* ***** *** *********(s) ** **** ** ********* *** ******* ****** ** ************ **** *********** ** ** ******** ****** ****** (**) **** ** *** **** **** **** ********** ** **** ********] Non-Conforming Deliverable.
4.
If Customer [********** ** ******** ******* ***** *** ********** *********(*) of **** ***** ******* ***(*)(**), CSG ***** ****** Customer *** ********* ****]:

a.
[** *** ************** *********** ** ******** ***** ** *** ******* ******* **** ***** *** ******** ******* ****** *** ***** ****** ******** *** **** ********** **** ** ******** ** *** ***** *** ******** ******* ***** *** ******** *********(** ** ****]; and

b.
[** *** ************** *********** ** ******** ***** *** ******* ******* **** ***** *** ******** ******* ****** *** ***** ****** ******** (*) *** ******* **** ** ******** ** *** ***** *** ********** *********(*) ** **** *** (*) **** ******* ** *** **** **** ** ******** ********** ** *** ***** **** ********* *** ********* **** ** ***********].

[******** ************ **** **** ******* ***(*) **** ***** ********** **** *** ********* ******* *** ***** ********* ********** *** ********** *********** ** ** ******** ******* ***** *** ******* *********(*) ** ****] pursuant to this Section 3.4.

5.
Except with respect to tests permitted by CSG to be conducted in the Production Environment under Section 3.4(c), if Customer utilizes a Candidate Deliverable in the Production Environment, such Candidate Deliverable shall be deemed Accepted as of the date on which such Candidate Deliverable is utilized in such Production Environment.

6.
Notwithstanding the prior Acceptance (or deemed Acceptance) of Technical Services and any Candidate Deliverables hereunder, all warranties made by CSG under the Agreement and CSG’s obligation to provide Ascendon Support Services shall survive such Acceptance; provided, however, that any Customer requested change or variance to a Candidate Deliverable after its Acceptance shall be deemed a request by Customer for CSG to provide Technical Services pursuant to an additional SOW or Ascendon Additional Services, as applicable. For the avoidance of doubt, Customer’s tender or request for warranty services under Section 7.2 shall not be deemed a Customer requested change or variance to a Candidate Deliverable.

(b) If Customer provides CSG a Statement of Errors that includes a new Exception that could have been reasonably discovered by Customer in a previously submitted version of a Candidate Deliverable but was not cited in any preceding Statement of Errors relative to such Candidate Deliverable (a “Pre-Existing Exception”), then CSG shall not be deemed to have violated any representation or warranty contained in the Agreement relative to such Pre-Existing Exception. Nothing in this section shall be deemed to limit CSG’s obligation under this Section 3.4 or Section 7.1 of this Exhibit to remedy an Exception and Customer shall not be liable for any breach of the Agreement as a result of any failure by Customer, acting in good faith, to notify CSG of an Exception reasonably discoverable in the Review Period.

(a)
Customer acknowledges that it may conduct its tests under this Section 3.4 (i) in a Performance Testing Environment ordered and configured in accordance with Section 5.2 and (ii) in the Sandbox Environment and Production Environment only with CSG’s prior written consent, which consent is in CSG’s sole discretion.

1.2
Active-Active Architecture; BCP. The Ascendon System is deployed using a dual, “active-active” architecture with fail-over capacity that will enable Customer to continue to access and use the Ascendon SaaS Services in the event the primary server location is unavailable due to a disaster. If during an Order Term of an Ascendon Service Order CSG modifies the architecture by which the Ascendon System is deployed such that it no longer uses an “active-active” architecture, (a) CSG shall notify Customer in writing no less than sixty (60) days in advance of the date CSG transitions off such active-active architecture, and (b) prior to the date CSG transitions off such active-active architecture, CSG shall establish and provide to Customer a disaster recovery and business continuity plan (“BCP”) that sets forth procedures to restore all information systems and business processes necessary to facilitate Customer access to and use of critical features of the Ascendon System and Consumer access to and use of the Customer Ascendon Solution made available under an Ascendon Order. The BCP shall identify a restoration time objective and a restoration point objective and shall include procedures to maintain business critical information systems and business processes in the event of any reasonably foreseeable unplanned interruption to the Ascendon SaaS Services provided pursuant to an Ascendon Order. CSG shall review and test its BCP and all related information and system backup and restoration procedures at least once each year.

D.
AScendon support services

This Article 4, Attachment 4 and Attachment 4-A shall define CSG’s Ascendon Support Services obligations with respect to the Ascendon System and Ascendon SaaS Services and shall apply to the Ascendon System and Ascendon SaaS Services in lieu of Sections 4.1 and 4.3 of the Agreement, provided, however, to the extent Ascendon SaaS Services are provided for use in conjunction with the ACP System, CSG’s Support Services obligations under Schedule H of the Agreement shall also apply to those Products, Services or elements of the ACP System. Once a problem is identified and determined by CSG to be an Exception unrelated to the ACP System, only the Ascendon Support Services shall apply.

a.
Maintenance and Support. During the Order Term of any Ascendon Service Order and any Ascendon Transition Period, CSG shall provide maintenance and support for the Ascendon System and Ascendon SaaS Services in accordance with the terms set forth in this Article 4 and Attachment 4 (“Ascendon Support Services”). Ascendon Support Services include provision of any fixes, updates, upgrades, improvements, work-arounds, enhancements, replacements, modifications, maintenance releases or derivative works to the Ascendon System made by (or for) CSG during any applicable Order Term and any Ascendon Transition Period with respect to the Ascendon System made available to Customer pursuant to an Ascendon Service Order hereunder (“Ascendon Updates”). However, unless specifically provided in an Order Document, Ascendon Support Services do not include and CSG shall have no obligation to provide (a) custom modifications to the Ascendon System as requested by Customer, (b) maintenance and support of, or the required implementation of updates to any customization to the Ascendon System deployed by Customer where such customizations are not specifically identified in an Order Document as being “supported” by CSG, (c) maintenance and support of any Customer Systems or Third Party Systems, (d) modifications to the Ascendon System required to enable it to function properly (1) with updates, upgrades or modifications to Customer Systems, Third Party Systems or a Customer Integration or (2) as a result of a Third Party Modification, or (e) any new product, service or application that (1) is not an Ascendon Update of the Ascendon System as then deployed by Customer under an applicable Ascendon Service Order, and/or (2) CSG makes generally available as a separately priced item (e.g., by way of example only, an Ascendon Server Module or Consumer Experience not included in an Ascendon Service Order). Ascendon Support Services do not include management of Customer’s day-to-day operational issues, as described in Section 5.1 of this Exhibit. If and as requested by Customer, the Parties may enter into a Statement of Work or Amendment to an Ascendon Service Order to prescribe CSG’s performance of Technical Services, Ascendon Additional Services or other support relative to activities that are excluded from Ascendon Support Services pursuant to this Section 4.1.

b.
Third Party Integrations and Third Party Modifications. If any of (a) Customer’s Integrations, or (b) CSG Integrations made by CSG under a mutually agreed Statement of Work to a Customer System or Third Party System (collectively, a “Third Party Integration”) requires modification due to a change in the Customer Integration, Customer System or Third Party System, which modification is not made by, at the direction, or with the approval of CSG (a “Third Party Modification”), then CSG shall have no obligation to maintain or support the affected Third Party Integration as a result of such Third Party Modification. Under such circumstances, Customer may request, and CSG shall perform, Technical Services to remedy such Third Party Modification, pursuant to a Statement of Work executed by the Parties setting forth the scope of such Technical Services and related fees payable to CSG. In addition, to the extent that a Third Party Modification causes a Service Interruption or otherwise causes an Ascendon Service to no longer operate in compliance with an Ascendon Service Order or the Ascendon Documentation, Customer acknowledges that CSG shall have no liability to Customer under the terms of the Agreement or an Order Document with respect to any breach or non-compliance caused by such Third Party Modification. CSG acknowledges however that once a Third Party Integration is restored after a Third Party Modification, CSG’s obligations under the Agreement and any affected Order Document shall recommence. CSG further acknowledges that a Third Party Modification shall not be deemed a breach of Customer’s obligations under the Agreement or an Order Document. The Parties acknowledge that if a Third Party Integration requires modification due to an Ascendon Update of the Ascendon System, such modification shall not be deemed a Third Party Modification, and CSG shall promptly make such modification and restore the Third Party Integration at no additional charge to Customer.

1.3
Quarterly Performance Reviews. On a [*********] basis commencing after Customer’s first commercial launch of the Ascendon System and so long as an Order Term of an Ascendon Service Order is in effect, CSG shall meet with Customer, at Customer’s request and at a mutually agreeable location, to review, among other things, (a) the [*********** of the Ascendon System and *** *********] since the most recent performance review, including without limitation [**** *** ******* **** ***********], (b) Customer’s feedback relative the Ascendon System, including its [********** ************* *********** *** ********** ******** ************ and (c) CSG’s ******* *******] for the Ascendon System.

E.
Customer’s Additional obligations; Performance Testing.

a.
Day-to-Day Operations. After the Go-Live Date of each Ascendon SaaS Services deployment pursuant to an Ascendon Service Order, Customer is principally responsible to manage the day-to-day administrative operations of such deployment in connection with its marketing, merchandising and sale of Customer Services, including, by way of example only, configuring storefront changes, refreshing or adding new Customer Content, configuring Customer Service bundles and pricing plans, and backing up its data (i.e., CSG performs and maintains its own internal backups as provided in the Ascendon Documentation; Customer must extract its data from Invision Reporting if it wishes to maintain its own independent back-up). Customer may discharge such responsibility itself, through a third party designee permitted by the terms of the Agreement or by requesting CSG to provide such support. CSG may provide support to Customer on an Ascendon SaaS Services deployment pursuant to a Statement of Work entered into by the Parties that specifies the specific Technical Services or support to be provided or, Customer may request, in writing and subject to a form of agreement executed by the Parties consistent with Section 12.11 of the Agreement, and CSG shall provide such Technical Services or support on an ad hoc, “as-needed basis”. Any Technical Services or support requested by Customer in writing that are not covered by an effective Statement of Work or do not otherwise qualify as Ascendon Support Services (i.e., which are, consistent with Section 12.11 of the Agreement, covered by a Letter of Authorization or Technical Service Request), shall be deemed a request by Customer for CSG to provide “Ascendon Additional Services”. [****** * ******* **** *** **** **********] for the provision of [******** ********** ********] (an “[******** ********** ******** *****]”) is [********* ******** ** ** ******** ******* *****], CSG shall provide Ascendon Additional Services [** ** ****** ***** (billed in ******* (**) ****** **********) ** *** ********** ****** **** *** Technical Services set forth in *** ********* ******* *** ** *********] of the Agreement, and shall invoice Customer on a calendar month basis. Reimbursable Expenses shall be reimbursed as provided in Section 5.1 of the Agreement.

b.
Restrictions on High Volume Testing. Customer acknowledges that neither the Production Environment nor the Sandbox Environment are intended or engineered to perform high volume “stress” or performance testing against the Ascendon System and absent CSG’s prior written approval Customer shall not, nor authorize or permit any third party to perform Performance Testing. “Performance Testing” in the Sandbox Environment or the Production Environment shall mean greater than [*********** (**) ********** transactions *** ******** **** (******** **** ***** * ******* *** *********** ******** ****** *** ********** ***********]); provided, however, that in no event will any Acceptance test permitted by CSG under Section 3.4(c) be deemed “Performance Testing.” In addition, Customer may request that CSG make available a dedicated environment for Performance Testing for a period to be mutually agreed in writing by the Parties (a “Performance Testing Environment”), which environment (a) shall replicate the architectural tiers and performance characteristics (excluding capacity) of the Production Environment or Sandbox Environment (as applicable), (b) will be subject to Hosting and Ascendon Support Services as set forth in Attachments 4 and 4-A, respectively, but is not subject to any System Availability (as such term is defined in Attachment 4, Section 1) commitment; (c) shall be subject to the fees set forth in the applicable Order Document, and (d) shall be made available to Customer by the dates, and in accordance with the terms and conditions of a Statement of Work or other written agreement executed by the Parties. Customer acknowledges that, without the Parties mutually agreeing to the creation of, and terms governing, a

Performance Testing Environment, any conduct of Performance Testing within the Production Environment or Sandbox Environment is a breach of this Exhibit and the Agreement and can adversely affect the Ascendon System, which may also affect third parties. If Customer conducts Performance Testing in violation of this section, or otherwise exceeds the scope of Performance Testing authorized by CSG in writing, Customer agrees that CSG shall have the right, with notice to Customer (either prior to or promptly following suspension), to temporarily suspend Customer’s access to the environment in which such Performance Testing was conducted until such violation is cured. Customer will defend CSG at Customer’s expense and pay all damages (including punitive damages) awarded against and reasonable costs incurred by CSG in any action arising out of any claim of a third party caused by Customer’s Performance Testing in violation of this section. Nothing in this Section 5.2 shall be deemed to limit CSG’s right to assert a claim against Customer for any damages CSG or its Affiliates incur with respect to Customer’s Performance Testing in violation of this Section 5.2.

c.
App Store. If an Ascendon Service Order includes Customer’s use of a Consumer Experience such as an iOS or Android native application or a Licensed Client SDK for iOS or Android on which Customer will develop a Customer Application, and Customer intends to distribute the application (an “App Store Application”) through an application store, such as iTunes, the Android Marketplace, Google Play Store, or similar site at which the App Store Application may be downloaded by a Consumer (an “App Store”), Customer, with the assistance of and in collaboration with CSG, is responsible (a) to submit to each App Store for approval the App Store Application that includes Customer Content and (b) for any approval fees required by such App Stores (or their approvers) in connection with such approval. Customer further acknowledges that if Customer develops a Customer Application without use of a Licensed Client SDK, Customer shall be solely responsible to submit such Customer Application to the App Store for approval, and any assistance provided by CSG in such regard shall be subject to a Statement of Work or CSG’s performance of Ascendon Additional Services.

F.
termination - ascendon services

In addition to any termination rights of either Party with respect to the Agreement in its entirety or an affected Product, Deliverable or Service pursuant to the terms of the Agreement, this Article 6 shall apply specifically to the Ascendon System and the Ascendon SaaS Services.

a.
Ascendon Service Order Term. The Parties agree that upon expiration of the Agreement, CSG’s provision, and Customers’ use and receipt, of the Ascendon Services will terminate following any applicable Ascendon Transition Period as provided in Section 6.3 below. Accordingly, if the Order Term of a given Ascendon Service Order [******* **** *** ********** ****][ of the Agreement, the Order Term under the applicable Ascendon Service Order(s) shall be deemed ************* ******* (******* ****** ** *** ************ ********* *******) ** ****** ********** with the ********** of the Agreement, subject to *** ********** ******** ********** ******].

b.
Termination of an Order Document; Effect of Termination.

[** ******** ** *********** ****** ******** ***** *** ********* ** **** *******, ******** *** ********* *** ******** ******* ***** *** *********** **** ** **** **** ***** (**) **** ***** ******* ******* ** ******** ********* *** *********** ****** ***** **** ******* ***(*), ******** ***** *** *** * *** (*** *** * *******) ** ********** ** *** ******** ******** ******* ****** *** *** ********* ** ****** ******* ** **** ******* ***(*) ***** ***** ********** ********** ** *** *** *** **** ** ******** ************ ******** **** **** ******* *** *** **** (******* ** *** ********) ***** ** ********** *********** ** ** ******** ******* ***** *** ************]

For the avoidance of doubt, each reference in Section 6.1 of the Agreement to a Party having rights to terminate the Agreement “only as it pertains to the affected Product, Deliverable or Service” shall enable a Party to terminate an affected Order Document subject to the remaining terms and conditions of Section 6.1 of the Agreement, the remainder of the Agreement and this Exhibit.

Customer’s licenses to any Products other than the Ascendon System and its respective right to receive any Services from CSG not related to the Ascendon Services, and the Agreement as it relates to any Product or Service other than the Ascendon System or Ascendon Services, may not be terminated by CSG on account of any breach by Customer relating to the Ascendon System and Ascendon Services. Similarly, Customer may not terminate its licenses to any Products other than the Ascendon System and Ascendon Services or its purchase of any Services from CSG not related to the Ascendon System or Ascendon Services and may not terminate the Agreement as it relates to any Product or Service other than the Ascendon System or Ascendon Services, for cause on account of any breach by CSG of any obligations of CSG relating to the Ascendon System or Ascendon Services.

Upon termination of an Order Document, subject to Section 6.3 of this Exhibit, (i) all rights granted by either Party to the other under such Order Document shall terminate, (ii) CSG shall, have no further obligation to provide any Ascendon Services to Customer under such Order Document and (iii) each Party will promptly (x) return to its owner or redact all of the other Party’s Confidential Information and Intellectual Property related to the Customer Services and Ascendon Services provided through and under such Order Document then in such Party’s possession, custody or control, and except as required by applicable law, irretrievably purge all electronic copies of the same from its computer systems, storage media and other files, (y) upon written request deliver to the owner an affidavit which certifies compliance with the foregoing Section 6.2(c)(iii)(x), and (z) pay to the other Party any undisputed amounts then due pursuant to the relevant Order Document and/or the Agreement. Termination of an Order Document shall not release either Party from liability which at the date of termination has accrued but remains un-discharged, nor adversely affect in any way the survival of any other right, duty or obligation of a Party which is expressly stated to survive notwithstanding termination of an Order Document or the Agreement.

The below Section 6.3 shall apply to the Ascendon Services in lieu of Section 6.2 of the Agreement.

c.
Ascendon Transition Services.

If requested by Customer in its sole discretion, the Parties will comply with the following transition provisions following the termination or expiration of the Agreement or an Order Document in order to allow Customer to wind down the Customer Services or transition from CSG’s provision of the Ascendon SaaS Services to a third-party or internal Customer solution. By providing CSG written notice (a) if the Agreement or an Ascendon Service Order expires as per its stated term, no less than [****** (**) ****] prior to the effective expiration date of the Agreement or such Ascendon Service Order or (b) if the Agreement or an Ascendon Service Order [** ********** ******** ** ******* *** ** *** *********, within *** (**) **** of the effective date of ***********] of the Agreement or such applicable Ascendon Service Order, Customer may request a transition period up to but not to [****** *** (*) **** following the effective date of ********** ** ***********] date (the “Ascendon Transition Period”) to allow the Parties to effect a wind-down or orderly transition of the services provided by CSG through the Ascendon SaaS Services to a third-party or an internal Customer solution. In the event that Customer requests an Ascendon Transition Period, CSG will provide such [******** ******** ** ********* ** ******** ****** *** ******** ********** ******], and all applicable fees and terms under the applicable Ascendon Service Order and the Agreement shall apply to such [******** ********]. In addition, during the Ascendon Transition Period CSG shall provide to Customer [****** *** ***** ********** ********** *** *********** ** ****** *** ******* ******** *** ********** ** ******** (** ********** ********)], in a format reasonably acceptable to Customer, any Customer Content, Consumer Information, Consumer Usage Data, Customer Confidential Information, and Customer Intellectual Property in CSG’s possession. If Customer requests that CSG provide the foregoing information in a form different than that held by CSG in the Ascendon System (or, as requested by Customer and if applicable based on such data, content or information, an XML extract) or requests CSG to perform any other services for Customer to transition Customer’s Consumer offering beyond the return of the foregoing information (collectively, the “Ascendon Transition Services”), CSG will comply with any such reasonable request, and Customer acknowledges that such Ascendon Transition Services may be provided by CSG at [*** ********** ********* ******** ****** **** *** ***** ** *** ********* ******* *** ** ******** * (** * ***** *** ********* ****** ** ** *** *******)], and the Parties will enter into a Statement of Work or other agreement to document the specific Ascendon Transition Services to be provided and the applicable fees.

G.
ascendon representations and warranties

a.
Ascendon Warranties. The warranties set forth in this Section 7.1 shall apply in lieu of the limited warranty set forth in Section 8.1 of the Agreement.

(a) CSG represents and warrants that the Technical Services and Ascendon Additional Services will be performed with reasonable skill and care, in a diligent, professional and workmanlike manner, consistent with generally accepted industry standards for similar services.

(b) CSG represents and warrants that the Ascendon System and Ascendon Services as delivered by CSG (i) comply in all material respects with the Ascendon Documentation and any specifications prescribed in the applicable Ascendon Service Order and (ii) perform in the manner for which they were intended as specified in the applicable Ascendon Documentation and specifications and any requirements document explicitly referenced in an Order Document for such purposes.

The Ascendon warranty set forth in this Section 7.1 shall not apply to the extent any non-compliance or defect is caused by an Excluded Problem (as defined in Section 1 of Attachment 4)

b.
Remedies. With respect to the Ascendon System and Ascendon Services, the remedies set forth in Section 8.3 of the Agreement shall not apply. Instead, in case of breach of Section 7.1(a) and 7.1(b) as it relates to CSG’s performance of Technical Services, Ascendon Additional Services and/or Ascendon Services, CSG shall [********** **** ********* ******** ** ** ****** ***** ************ ********** *******]. In the case of breach of Section 7.1(b) as it relates to CSG’s provision of a Customer Ascendon Solution and/or Deliverable, CSG [**** ******* ** ******* **** ******* ** *** ********* ******** ******** ******** and/or Deliverable ****** ****** (**) **** or, if not practicable, CSG will ****** *** ****** ** **** ******* ** *** ********* ******** ******** ******** and/or *********** *** ****** ** ******** (a) *** ****** ******** **** ** *** ********* ** *** ********* ******* ** *** ******** ******** ******** and/or ************ and (b) ** **** ** ******** ** * ******** *** ******** ***, a *** **** ***** ** *** *********** **** that Customer ******** **** ** *** *** *** ****** **** **** ******* ** *** ******** ******** ******** and/or *********** *** *** ******]. Except as expressly provided in Attachment 4, Customer acknowledges that this Section 7.2 sets forth Customer’s sole and exclusive remedy, and CSG’s exclusive liability, for any breach of warranty related to the quality of the Ascendon System, Deliverables or Ascendon Services. Further, nothing in this Section 7.2 shall be deemed to limit or affect CSG’s obligation to perform Ascendon Support Services consistent with Attachment 4.

c.
Customer Content. Customer represents and warrants that it owns or has licensed all Customer Content made available, displayed, sold, fulfilled and transmitted on or through the Ascendon System and has full power and authority to grant CSG the licenses set forth in the Agreement, this Exhibit and as included in an Order Document and that CSG’s modification, use, display, fulfillment, provision and transmission of such Customer Content, in each case in connection with the Ascendon SaaS Services prescribed by an Order Document, will not constitute a misuse or infringement of the rights of any third party. Solely for purposes of the Ascendon Services, Customer will indemnify CSG on the same terms as Section 7.4 of the Agreement with respect to any action brought against CSG claiming that Customer Content made available, displayed, sold, fulfilled and transmitted on or through the Ascendon System infringes a copyright, trademark, trade secret, or patent.

d.
Customer Services. Customer represents and warrants that it complies, and shall during each Order Term (including any Ascendon Transition Period) continue to comply with all applicable laws in relation to its activities under each Order Document executed hereunder, including (a) its collection, use, processing (directly and indirectly through CSG as a data processor), export and disclosure of Consumer Information and (b) its offer, publication, sale/license and fulfillment of Customer Services provided on or through the Ascendon System and any applicable Customer Applications to those countries, territories and jurisdictions where such offer, publication, sale/license and fulfillment of Customer Services is permitted by applicable law.

H.
data transfers and data privacy

a.
Customer as Data Controller. The Parties acknowledge that in order for the Customer to utilize the rights granted to it under Section 2.1 of this Exhibit and for CSG to provide Customer with Ascendon SaaS Services, it is necessary for Customer to disclose to CSG certain Consumer Information, which Consumer Information will be processed and stored (subject to the terms of this Exhibit, the Agreement and applicable law) [** *** ****** ******]. The Parties further acknowledge that with respect to the Consumer Information, (a) Customer acts as a “[**** **********]” (or an equivalent term under applicable law) with respect to all Consumer Information and (b) CSG acts as a “[**** *********]” (or an equivalent term under applicable law), on behalf of and pursuant to, the instructions of Customer in order to comply with its obligations under the Agreement, each Order Document and under applicable law. For purposes of the Ascendon Services, Section 10.5(f) of the Agreement will not apply, and except and to the extent agreed by Customer in an Order Document or other written agreement executed by the Parties, none of the Ascendon Services may be provided from [******* *** ****** ******; provided, however, nothing shall preclude CSG from hosting an ************* ******* **** ******* *** ****** ******] to answer and respond to Incident Reports (as defined in Section 1 of Attachment 4) so long as such [********* ******* *** ****** ****** do not, without Customer’s prior written consent (email acceptable), ******* ********* ** *****] any Consumer Information or Consumer Usage Data.

b.
[************ ****** / ********** ******]. Customer acknowledges and agrees that CSG’s obligations and Customer’s remedies under each Order Document and the Agreement related to the [************ ******* ********** ** ***] of Consumer Information or Consumer Usage Data in connection with the Ascendon Services, including a [******** ****** *****], shall be specifically governed and limited by [******* * ** *** ********* *** ******** **** ******* ***** ** *** *********] (provided nothing shall preclude Customer from seeking injunctive or other equitable relief as provided in Section 11.2 of the Agreement).

c.
Destruction of Data. The Parties acknowledge that CSG may comply with Section 10.5(b) of the Agreement with respect to Consumer Information and Consumer Usage Data if such data is permanently (a) purged (i.e., permanent deletion using random data overwrite) or (b) anonymized (i.e., within CSG’s structured data construct, to delete or obfuscate the particular fields containing Consumer Information and Consumer Usage Data so as to render them unidentifiable, while preserving the record of the audiovisual materials (including the title, description or subject matter of such materials) acquired by a Consumer), using industry standard practices, thereby permanently preventing anyone (including CSG and any third party) from accessing any Consumer Information from, or reconstructing so as to render identifiable, such information retained in the systems of CSG and which audiovisual materials were acquired by a Consumer through such systems.

I.
miscellaneous

a.
Authorized Customer Signatory or Approval. The Parties acknowledge that as provided in the chart under Section 12.11 of the Agreement, Customer’s signature of an Ascendon Service Order shall be deemed an “Amendment to, modification of, or termination of this Agreement”.

1.4
Force Majeure. Except for the obligation to pay monies owed and CSG’s obligation to maintain an active-active architecture or a BCP as prescribed by Section 3.5, neither Party will be liable for any delay in performing an obligation under an Order Document or the Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics, earthquake, lightning, failures or fluctuations in electrical power, the public Internet or telecommunications equipment, floods, acts of God, war, civil disturbances, terrorism, acts of civil or military authorities or the public enemy, fuel or energy shortages, acts or omissions of any common carrier, strikes, labor disputes, or other acts of governmental, transportation stoppages or slowdowns (a “Force Majeure”). Nothing in this Section 9.2 shall be interpreted to mean the Ascendon Services cannot be affected by a Force Majeure so long as CSG has complied with its obligations under Section 3.5.

Attachment 1.1(a) - Definitions

Attachment 2.3 - Ascendon Web Service Standards (v18.2, updated as of May 18, 2018)

Attachment 4 – Ascendon Support Services – Production Environment

Attachment 4-A – Ascendon Support Services – Sandbox Environment

ATTACHMENT 1.1(a) – DEFINITIONS

“Additional Sandbox BU” means an additional (e.g., second, third, etc.) Sandbox BU beyond the initial Sandbox BU identified in an Ascendon Service Order.

“Ascendon Documentation” means the published online user manuals and documentation located at [*************************]/ as of the Effective Date and as updated by CSG from time to time.

“Ascendon SaaS Services” means those services performed by CSG under an Ascendon Service Order to provide Customer access to the Ascendon System as identified in Attachment 4, and Attachment 4.1-A of this Exhibit, but does not include any Technical Services or Ascendon Additional Services.

“Ascendon Service Order” means the fees, terms and conditions of Customer’s rights and obligations to use, and CSG’s obligation to provide, the Ascendon System and Ascendon SaaS Services as made available by the Agreement, executed by CSG and Customer as sequentially numbered orders to this Agreement (i.e., Ascendon Service Order No. 1, Ascendon Service Order No. 2, etc.).

“Ascendon Services” means the Ascendon SaaS Services, Technical Services and Ascendon Support Services.

“Ascendon Software” means software code and computer programs underlying the Ascendon SaaS Services provided by CSG to Customer pursuant to an executed Order Document.

“Ascendon System” means the Ascendon Server Modules, Ascendon Web Services and Ascendon User Applications (including any Consumer Experiences and Licensed Client SDKs) provided to Customer under an Ascendon Service Order, and the Ascendon Software, servers, hardware and technologies and Internet connection (only up to the demarcation point of CSG’s datacenter) used by CSG to make the foregoing available via the Internet, as further specified in the Ascendon Documentation. The Ascendon System [******** *** ************: (*) *** ********** ***********, *** (*) *** ******* ************ *** ******** ****** ******** *** ****************** *********** ** *** **** *** ******** ******* *** *********** ***** ** *** ******** ****** *** ***** *********** *** ********** *********** ******** ********** ******** ****(*), *********** ******* *************), ******** ************* ******** ******** ***** ***** ******** *** ***** ******** ********* ******** ** ************** ********** ** ** ** ********** ***** ** ******** **** ** ******** ** ****** *** ******* *** ******** ********* ** *** ******** ********* ******** ** ************** ********* **** ** * ******** ** ****** *** ******* *** ******** ******]. The specific Ascendon System configuration provided to Customer shall be denoted in each Ascendon Service Order executed under the Agreement.

“Ascendon System Data” means any [************** ************ *********** **** and ***** **********] concerning the Ascendon System [********* ** ******** ** *** in connection with ************ ********** ***] of the Ascendon System. For the avoidance of doubt, “Ascendon System Data” shall exclude information that constitutes Consumer Information, Consumer Usage Data and any data from which identifying information about Customer or any Consumer can be discerned.

“Ascendon User Application” means a Consumer Experience and/or Back Office Application of the Ascendon System. The Ascendon User Applications provided by CSG to Customer will be specifically described in an Ascendon Service Order.

“Ascendon Web Services” means the application programming interfaces (APIs) by which the functional capabilities of the Ascendon Server Modules (as described in an Ascendon Service Order) may be accessed.

“Back Office Application” means the web-based applications that provide authorized users of Customer to the administrative applications of the Ascendon System.

“Compatible Interface” means the industry standard browsers and protocols (as applicable) by which (a) a Customer administrative user can access the Back Office Applications of the Ascendon System and (b) the Ascendon Web Services may be accessed.

“Consumers” means the end user clients or customers (excluding an Affiliate) of Customer, or any other officers, employees and contractors (acting in such capacity, and not as a client or customer) of Customer, who access and/or use the Ascendon System.

“Consumer Experience” means a Consumer - facing implementation of the Ascendon System, such as a Player, Storefront (including HTML Storefront “widgets”), redemption site, Local Media Manager/Download Manager, and Streaming application. The specific Consumer Experiences CSG will make available to Customer (if applicable) shall be identified in an Ascendon Service Order.

“Consumer Information” has the same meaning as Charter Customer Information.

“Consumer Usage Data” means statistics and data relating to a Consumer’s account activity, including the browsing and accessing via Downloading or Streaming to or through devices, of Customer Content or other information collected from or about or otherwise regarding Consumers, including any purchase activity, whether in individual or aggregate form. Consumer Usage Data may include Consumer Information but shall not be deemed to include any [******** ****** ****].

“CSG Integration” means any integration between the Ascendon System and a Third Party Product, Customer System or Third Party System that is identified in an Order Document as being developed, owned and supported by CSG.

“Customer Application” means a Customer-owned or licensed application developed by Customer or a Customer Vendor (i.e., not a Consumer Experience) that either accesses the features and functions of the Ascendon System through the Ascendon Web Services or otherwise integrates with the Ascendon System, including through use of a Licensed Client SDK (as identified in an Ascendon Service Order).

“Customer Content” means that data, proprietary content and content owned or licensed by Customer, including Customer Intellectual Property, that is published on or displayed through the Ascendon SaaS Services by Customer (or at Customer’s request) or is provided by Customer to CSG so that CSG may configure the Ascendon System for Customer’s use. For the avoidance of doubt, Customer Content does not include any Consumer Information or Consumer Usage Data.

“Customer Integration” means an interface or integration between the Ascendon System and a Customer System or Third Party System that is created and/or developed by Customer or a Customer Vendor. A Customer Integration may include an integration developed and implemented by CSG at the request of Customer hereunder, subject to such integration’s identification as a “Customer Integration” in a Statement of Work.

“Customer Service” means any Merchandise or other goods, products or services promoted, fulfilled or made available for purchase and/or fulfillment by or through Customer that access or use any feature or function of the Ascendon System.

“Customer Site” means any Customer website, application, software, product or service on which the Ascendon System or a Customer Application is embedded and provided to Consumers, but specifically excludes all elements of the Ascendon System, including without limitation all Ascendon User Applications (including Consumer Experiences).

“Customer System” means any computers, communications systems, solutions, applications (including Customer Applications) and products (including hardware or software components of each of the foregoing) of Customer and its Affiliates.

“Customer Vendor” means any vendor, including an Agent and/or an Outsource Vendor, other than CSG or its Affiliates, that has supplied, is supplying, or is contractually obligated to supply products (including hardware, software, equipment, systems and solutions) or services to Customer or its Affiliate.

“Downloading” means the digital transmission of audio-visual content in a format that allows for ongoing viewing of the applicable audio-visual content and the storage of the applicable audio-video content on a receiving device or such other storage medium accessed by such device. “Download” has a correlative meaning.

“Exception” means any problem, defect, or failure of a Deliverable to conform to the Ascendon Documentation or the Agreement. For purposes of clarification, a problem, defect or failure of a Deliverable shall not be deemed an Exception if such problem, default or failure of such Deliverable to conform to the Ascendon Documentation is caused by Customer’s failure to comply with its obligations or responsibilities as set forth in an Order Document, the Ascendon Documentation or the Agreement.

“Go-Live Date” means with respect to a given deployment of the Ascendon System under an Ascendon Service Order, the first to occur of: (a) [**** ** ***** ******** ******** *** ******** ****** **** * ******** ***** ****

******** ******* ***** ** (b) *** ******** ****** ** **** ********* ** ******** ********** **** ***** *********** ***** * ********* ** ****]. The Parties may also agree in an Order Document to a Go-Live Date (deemed or otherwise defined) irrespective of the foregoing events and satisfaction of conditions precedent.

“Licensed Client SDK” means a software development kit made available by CSG to Customer that provides digital locker viewing, entitlements viewing, Customer Content Streaming and Download management, local media management, an Authorized DRM client and local license storage integration, and video playback.

“Merchandise” means any content, merchandise, products or services (in digital, physical, subscription or other medium), including Customer Content, offered by Customer that is processed, sold, redeemed, provisioned, fulfilled or managed through the Ascendon SaaS Services.

“Order Document” means an Ascendon Service Order and a Statement of Work that includes Ascendon Additional Services or Technical Services related to the Ascendon System and/or Ascendon SaaS Services.

“Performance Testing Environment” means an optional, dedicated and secured environment of the Ascendon System separate and distinct from the Sandbox Environment and Production Environment whereby Customer can execute performance testing (i.e., stress testing or high volume transaction tests) against the Ascendon Web Services. Performance Testing is defined in Section 5.2 of this Exhibit.

“Player” means (i) if applicable, one or more of the CSG Media Playback Applications (as such term is used in an Order Document) provided by CSG to Customer under an applicable Ascendon Service Order as an element of or in combination with a Consumer Experience, and (ii) if applicable, a player (video and/or audio) provided by Customer or a Customer Vendor that utilizes the Ascendon Web Services to integrate with the Ascendon Server Modules (as such term is used in an Order Document).

“Production Environment” means the shared, live production environment on which the Customer may utilize the Ascendon System with Consumers.

“Rights Territory” means the geographic territory for which Customer has paid the applicable Rights Fee to utilize the Ascendon System and Ascendon SaaS Services, including a given Consumer Experience. The specific Rights Territory for a given deployment of the Ascendon System, Ascendon SaaS Services and/or Consumer Experience shall be identified in each Ascendon Service Order.
“Sandbox BU” means a secured and partitioned instance (referred to as a business unit or “BU”) of the Sandbox Environment of the Ascendon System.

“Sandbox Environment” means a shared non-production environment made available by CSG to allow Customer to develop and/or test pre-production deployments of the Ascendon System, including any Ascendon Updates thereto, or for such other required configurations, integrations or designs to be determined between the Parties. The Sandbox Environment, at the discretion of CSG, may maintain a smaller hardware foot-print, or be virtualized within a CSG datacenter, but will at a minimum make available the then-current release of the Ascendon System (including the underlying Ascendon Software) available on the Production Environment.

“Streaming” means the digital transmission of Customer Content in a so-called “streaming” format for contemporaneous viewing so that the applicable audio-visual content is not intended to be permanently stored on the receiving device. “Stream” has a correlative meaning.

“Third Party System” means (a) computers, communications systems, solutions, applications and products (including hardware or software components of each of the foregoing) of a Customer Vendor or other third party service provider through or over which CSG does not have contractual or operational control and (b) any Third Party Product that interoperates with but is not embedded within the Ascendon System and is specifically identified in an Order Document as a “Third Party System”.

*****End of Attachment*****

Attachment 2.3

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[Web Services Standards Overview

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[API Property Requirements

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****: *** ************* ******* **** ** ********* ****** *** ***** *** **** ******* *** ******** ********** *********** ** ****** **** ***** **** ***** *********** ********** *** ********** *********** ********* *** *** *****]

*****End of Attachment*****

Attachment 4 – HOSTING, SUPPORT AND SERVICE LEVEL STANDARDS

PRODUCTION ENVIRONMENT

The terms and conditions of this 0 apply only to the Production Environment of the Ascendon System and related Ascendon SaaS Services. 0 prescribes the Hosting, Support and Service Level Standards for the Sandbox Environment.

1.
Definitions.

“Acceptable Workaround” means a temporary solution to an Incident that CSG has implemented, or that CSG has granted prior written consent to Customer to implement, and that allows the Ascendon System to regain functionality, provide major software functions in accordance with its intended use, and be in material compliance with all agreed-upon Ascendon System metrics.

“Ascendon System Quarterly Upgrade” means a major upgrade CSG makes to the Ascendon System on a quarterly basis. Promptly after CSG establishes the dates for the Ascendon System Quarterly Upgrade (but in any event no less than [*** (*) ******] prior to a given upgrade), CSG will notify Customer in writing (email acceptable) of such dates. For the calendar years 2018 and 2019, the Ascendon System Quarterly Upgrades shall occur on the following dates: [****** *** **** (*****); ******** *** **** (*****); ******** *** **** (******; *** *** **** (*****); ****** *** **** (*****) and ******** *** **** (*****]). Unless otherwise agreed by the Parties, the Ascendon System Quarterly Upgrade will occur between 1:00 am and 5:00 am Central on the upgrade date.

“Availability SLA” means the Production Availability SLA (as defined in Section4 below) and the Sandbox Availability SLA (as defined in Attachment 4-A).

“Chronic SLA Failure” has the meaning assigned to it in Section 6 below.

“Critical Transaction” means [************* ********* ****** ******* ********* ************ ********* *** ******* ***********].

“Excluded Problems” means any interruptions, degradation or problems with the Ascendon System that are the result of (a) negligent acts or omissions of or made by Customer or its employees, or a Customer Vendor; (b) a Third Party Modification or the failure or malfunction of a Customer Integration, Customer Application, or Customer System; (c) the failure of other third party equipment, networks, applications, services or systems that are not incorporated in the Ascendon System or the specific Customer Ascendon Solution made available to Customer pursuant to an Ascendon Service Order (as so indicated in such Ascendon Service Order); provided, the failure of specific third party equipment, networks, applications, services or systems utilized by CSG in the Hosting (as defined below) of the Ascendon System shall not be deemed an Excluded Problem; (d) Scheduled Maintenance; (e) the failure of power or equipment at the premises of the Customer; (f) a Force Majeure ([********* ******** **** * ***** ******* ***** *** ** ****** ** ******** ******* ** *** *** ****** ** **** ************ ********** ******** ** ****** ******* *** ********(*) * ******* *** ********* ************** ********** **** ********* ******** ******** ********* *** *********** ******* ** *** ******** ****** *** ** *********** *** ********* ***** ** ****** **** *** *** **** ** ******]); (g) as provided in Section 7 of this Attachment 4 – Excluded Services; or (h) Customer’s failure to comply with (i) the Ascendon Web Services Standards or (ii) CSG’s prior certification of Customer’s integration or calls to the Ascendon Web Services.

“Hosting” means the hosting of the Ascendon System, including the hosting of servers (i) at a colocation space at a datacenter for which only CSG (and not the datacenter provider) may access CSG’s collocated equipment (including servers), and/or (ii) as part of a cloud service, such as [***** *** ** ******** ***] ********], or an equivalent service, for which only CSG has access to the data on the cloud-provisioned servers in unencrypted form.

“Incident” means any failure in the operation, access to or use of the Ascendon System or Ascendon SaaS Services to perform in all material respects in accordance with the applicable Ascendon Documentation. An Incident’s Severity Level is determined by CSG and classified in accordance with the following criteria:

“Critical” means an Incident where there is (a) [* ******** ******* ** *** ********* ** *** ******** ****** ** *********** ** *** ******** **** ******** ****** *** ********** ***********, (b) * **** ** ******** ******* ******** ** *** ******** **** ******** *** ***** ***** ** ** ********* ********** ********** *** ***** ******* * ******** ************ or (c) *** ********* ** ** ***** *** ******* ***** ** ********* ** ******** * ******** *********** ** ******** ********** **** *** ******** **************]

“High” means an Incident which results in [********, * ******** ****** ** ********** ********** ****** ********* ** (a) ****** *** ******** **** ************ ** *** ******** ******* (b* ******* * ******** *********** ******* **** ******** **** ************ ** ******** ********** **** *** ************** or (c) ******* ***** ****** ** **** ****].

“Medium” means an Incident where there is [******* **** ** ************ ******** ****** *************].

“Low” means an Incident that [** ***** ** ******** ** ******* ********* ** ***** ************* *** ** ** ****** *** *** ********** ********** ******** ********* *** **********].

“Incident Correction” means either a permanent modification of, addition to or deletion from the Ascendon System that, when made to the Ascendon System, causes the Ascendon System to conform to the Ascendon Documentation, or a permanent procedure or routine that, when observed in the regular operation of the Ascendon System, eliminates the effect giving rise to a Ascendon System incident.

“Incident Report” means the submission of a suspected Incident (by Customer or as identified by CSG) with, if submitted by Customer, sufficient detail and particularity to enable CSG to effectively initiate a Response and/or Resolution.

“Interrupted Service Time” means the duration of a Service Interruption, expressed in the number of minutes in a calendar month during which the Customer experiences a Service Interruption. The number of minutes of a Service Interruption shall be measured beginning on the earlier of (a) the date and time that a Service Interruption is reported on an Incident Report to the International Support Desk (as defined in Section 2(A) below) or detected by the Monitoring Software and (b) ending upon the date and time (as confirmed by Customer or verified through the Monitoring System) when (i) the [******* ************ ** ******** or (ii) *** ********** ******** **** ****** *** ******* ************ ** ********** ** * ****** ** *** ********].

“Interruption Time Percentage” is equal to (a) the Interrupted Service Time for a given calendar month less the Permissible Interrupted Minutes for such calendar month, divided by (b) the System Availability, as expressed in number of minutes for that calendar month.

“Monitoring Software” means internal software and/or third party service that simulate and/or measure transactions for purpose of determining the Availability SLA.

“Qualified Revenue Stream” means [*** **** ********** ** ** ******** ******** ******* ***** ** *** “********* ******* ******]”.

“Permissible Interrupted Minutes” means with respect to each Availability SLA, the number of minutes for a given calendar month the Ascendon System may experience a Service Interruption before a Service Interruption Credit is due for such Availability SLA. The Permissible Interrupted Minutes is equal to the (a) Total Available Minutes available in a calendar month less (b) the product of Total Available Minutes times the applicable Availability SLA ([***** ***** *** *** ********** ************ *** *** *** *** *** ******* ************ ***]).

“Resolution” means the correction or remedy of an Incident, whether by an Acceptable Workaround or Incident Correction. “Resolve” and “Resolved” has a correlative meaning.

“Response” means CSG’s acknowledgement of its receipt of an Incident Report from the Customer.

“Scheduled Maintenance” means the qualifying (in accordance with the remaining provisions of this “Scheduled Maintenance” definition) time the Ascendon System is not available to Consumers during which CSG will provide maintenance on such system. Scheduled Maintenance includes two (2) forms of pre-notified maintenance: the Ascendon System Quarterly Upgrades, and corrective maintenance for which CSG must have provided Customer notice (email acceptable) of such downtime not less than [***** (*) ****] prior to the commencement thereof; provided, corrective maintenance may be provided on [**** **** ***** (*) *****] notice (a) with Customer’s prior written consent (email acceptable) or (b) to implement a security vulnerability or necessary patch for a Third Party Product. Subject to the foregoing, (i) unless otherwise mutually agreed by the Parties, pre-notified maintenance shall occur between *:** ** [******* *** *:** ** ******* and will generally occur on ********* ********, (ii) CSG **** *** **** ******* ** ******] that all other maintenance, other than pre-notified maintenance, [**** *** ***** ****** ********** ****** ******** ***** (******** ******** ** **** ******** ******** **** ******* ** *** ******** ** ******* *** ******** ***********]), and (iii) all Scheduled Maintenance must not [****** ***** (*) ***** ** *** ********* ****** * ********** ******** *******. In the event that CSG ******* ***** (*) ***** ** ********* *********** ****** * ********** ******** ******** **** ****** ** ****** ** ***** (*) ***** ***** ** ****** *********** ******* **** *** *** ******** ******** ***** ** ***** **** ********* *** ********]. For the avoidance of doubt, nothing will prevent CSG from providing Ascendon Support Services and/or maintenance to the Ascendon System which does not cause a Service Interruption or degradation of the Ascendon SaaS Services. For the further avoidance of doubt, any maintenance that does not qualify as Scheduled Maintenance shall be deemed Interrupted Service Time to the extent such maintenance causes a Service Interruption.

“Service Interruption” means with respect to an Availability SLA, the [********** ** * ******** ** **** ********], excluding an occurrence or failure resulting from an Excluded Problem.

“Service Interruption Credit” means with respect to (a) the Production Availability SLA in a given calendar month the product of (i) the Qualified Revenue Stream of an affected Ascendon Service Order received by CSG during such calendar month and (ii) Interruption Time Percentage for such Production Availability SLA; and (b) the Sandbox Availability SLA, as defined in Attachment 4-A. Notwithstanding the foregoing, (x) [** ******** ******* ***** *** ********* * ********* ******* ************ ****** (** ***** ** ** ****]), and (y) with respect to Service Interruption Credits owed for failure to meet the Production Availability SLA, such credits will not exceed [**** ******* (**) ** *** ***** **** **** ** ******* ** *** ****** *** ******** **** (*** ** *********** ******* ****) ** *** ***** **** (*** “******* ****** ***]”) pertaining to the Ascendon Service Order under which CSG failed to meet the Production Availability SLA.

“Severity Level” shall refer to the level of severity of a problem in respect of the Ascendon System, as defined in Section 3 below.

“System Availability” means the Total Available Minutes in a given calendar month less any minutes attributable to an Excluded Problem (which, for the avoidance of doubt, includes Scheduled Maintenance).

“Total Available Minutes” means the total minutes available in a given calendar month (i.e., number of days in calendar month times sixty (60) times twenty-four (24)).

Hosting and Support Services.

CSG shall provide Hosting, technical support and operational maintenance for the Production Environment of the Ascendon System as part of the Ascendon SaaS Services.

Technical Support/Operations

Customer may submit an Incident Report to CSG’s support center (“International Support Desk” or “ISD”) via telephone, or CSG’s web accessible Incident Report tracking system (accessed at [*****://*****************]) and other mutually agreed means; provided, that Customer must notify CSG of any Critical or High Incidents via telephone to the ISD.

CSG shall provide support on a [******** *** ******** ** **** ********* and during *:** ** – *:** ** ******* ****** *** *** *********].

Support Levels

CSG shall escalate support issues as follows:

Level 1 Support (ISD): CSG provides initial support through CSG’s ISD, which shall provide for the initial triage of an issue. The ISD may be contacted via telephone (required for Critical and High Incidents) email or web (through CSG’s extranet at [*****://*****************]) and will work with the Customer to collect pertinent information, understand the issue and attempt to replicate and Resolve. If, after the ISD’s investigatory resources are exhausted, the ISD is still unable to Resolve the Incident, it will escalate to Level 2 Support.

Level 2 Support (Operations): Once the ISD escalates the Incident to Operations, Operations begins troubleshooting and analyzing the Incident. Operations has additional security rights permitting it to dig deeper into the issue through database queries, server reviews and monitoring. If, after the Operations’ investigatory resources are exhausted the Incident remains unresolved, the issue will be escalated to Level 3 Support.

Level 3 Support (Development, QA, etc.): If necessary, the Level 3 Support Team will be engaged to attempt to determine root cause for the reported and unresolved Incident. The Level 3 Support team may include developers, Quality Assurance analysts, and/or implementation analysts with additional access permissions to review code or provide additional technical insight into expected versus actual behavior of the Ascendon System.

Service Level Metrics for Ascendon Support Services, Escalations and Incident Corrections.

(a) CSG uses the target times set forth in Chart 3 below for Incidents reported to the ISD based on such Incident’s Severity Level. From the time that an Incident is reported to the ISD until the Incident is Resolved as prescribed below, CSG shall provide Customer Responses and subsequent updates in accordance with the applicable times set forth in the table below. In addition, at any time during the pendency of an Incident that affects Customer’s operations in the Production Environment or the Sandbox Environment, Customer may contact its Account Manager to discuss such Incident. In addition, to the extent a Critical or High Incident lasts greater than [***** (**) *******], Customer may contact CSG’s ** ****** ******** to discuss such Incident.

(b) Notwithstanding the [******* ************** ** ** ******** ** “******” *** *** ********** ********** ******, Customer may request CSG ****** **** ****** ******** * ****** ******** ***** if such ****** ******** ********* ******* *** ******** *******]. In such case, Customer shall escalate the Incident to its Account Manager and the ISD and the Parties, acting reasonably and in good faith, will [**** ** ******** ****** ** *********** ******** ******** ***** *** ********** ********** ****** consistent with the ******** **** **********] by Customer.

(c) Within [**** (*) ****] of a Critical or High Incident, CSG agrees to provide Customer a report (an “Incident Report”) that (i) describes the Incident, (ii) includes a root cause analysis of the Incident, (iii) identifies the nature of the Resolution of such issue, including if such Resolution is an Acceptable Workaround and (iv) identifies the need and, if applicable, timing, of CSG to implement an Incident Correction.

Chart 3

Incident Severity Level	Response/Updates	Targeted Resolution
Critical

Response: Within [*** **** ******* ***** ******** *** **** ******** ** ******** ** *** *** ** ** **** ** ************ *********** ***** ***** ********* *** ****** (including ********* ******]) provided by the Monitoring Software.

CSG will **** ****** *** ***** *** *** **** ******* ** ******** *** ********* ** ********** ********** (*** ******* ************** **********/******** ** ****** ******* ** ***** *****) ****** *********** (**) ***** of ********

Incident Severity Level	Response/Updates	Targeted Resolution

Updates: [******* ******* (***** **********) or ********** ******* ***** **** ***** ******** ** ** ****** ********* ******* ******** ** ********** ** * ***** ******** *****, in ***** **** ******* **** ** ******** ***** ** *** ************ ******** *****].

********* *** ******** ** *** *********** *** ********.
High

Response: [****** * **** ***** ******** *** **** ******** ** ******** ** *** *** ** ********** ** ***].

Updates: [******* ******* (***** **********) or ********** ******* ***** **** (*) ***** until ******** ** ******** ** ********** ** * ***** ******** *****, in ***** **** ******* **** ** ******** ***** ** *** ************ ******** *****].

CSG will [**** ****** *** ***** *** **** *** **** ******* ** ******** *** ********* ** ********** ********** (via ******)] [************** ******************* ** ****** ******* ** ***** *****) ****** ***** (*) **** of ******** ********* *** ******** ** *** *********** *** ********].

Medium

Response: Within [*** (*) ***** ***** ******** *** **** ******** ** ******** ** *** *** ** ********** ** ***].

Updates: [******* ******* (***** **********) ***** ****** ****** ******** ***** ***** ******** ** ******** ** ********** ** **** ** ***** **** ******* **** ** ******** ***** ** ********** *******].

CSG will [*** **** ******* ** ******* * ********** ** *** **** ***** ** ******* ** *** ******** ******, ** ********** ** *** ** ************ ********** ***** *** ****** ** *** ******** *** *** ****** **** *** ******** ******** ********].

Low	Response: Within [***** (*) ******** ***** ***** ******** *** **** ******** ** ******** ** *** *** ** ********** ** ***. Updates: ******* ******* (***** **********) upon ********** ********** *******]	CSG may include a Resolution into the Ascendon System.

Availability of Production Environment,

On and after the first date Customer makes the Ascendon System available to its Consumers, CSG shall provide System Availability of [*****] for the Production Environment of the Ascendon System for each calendar month during the applicable Order Term(s) (as measured over a calendar month, the “Production Availability SLA”).

Service Credits – Production Availability SLA,

For any calendar month in which a Service Interruption has occurred, the Parties shall act in good faith to determine whether the Production Availability SLA for the calendar month has been achieved. If CSG fails to achieve the Production Availability SLA for any given calendar month during a given Order Term, CSG shall apply the applicable Service Interruption Credit for such calendar month.

CSG shall, subject to Customer’s review and audit rights, calculate the Service Interruption Credit and apply this credit to the following calendar month’s fees or, if such Service Interruption Credit accrues in the final calendar month of an Order Term, offset the current calendar month’s fees or provide a refund to Customer.

CSG shall also provide Customer access to reports and/or tools that enable Customer to determine System Availability.

Customer and CSG acknowledge that it is impractical and difficult to determine the actual damages that may proximately result from CSG’s failure to perform certain obligations under the Agreement and any Order Document executed hereunder. Accordingly, any fee credits provided for under this Attachment 4 and/or Attachment 4-A on account of CSG’s failure to comply with the applicable Availability SLA are (a) liquidated damages, and not a penalty, (b) reasonable and not disproportionate to the presumed damages to Customer from a failure by CSG to comply with such applicable Availability SLA and (c) [****** *** ********** ***** ** ********* ******** ** ******* * *****], Customer’s sole and exclusive remedy under this Exhibit and the Agreement and any applicable Order Document for the failure by CSG to comply with such applicable Availability SLA. [*** *** ******* ******* ** *** ********* *** ** **** ** ******** ****** *** ******* ** *** **** ***** ** ***** ******** ****** *** ********** ***** **** *** *** ******** ********** ******].

[*********** ** ***** *********],

[*************** ******** ** *** ******** ** **** ********** ** ** (*) *** ***** ** ******* * ****** ************ ** *** ********** *********** ** ***** ** ****** (*) ****(*) ****** ** *** ****** (**) ***** ****** ****** *** ********** ***** **** ** (**) *** (*) *********** ****** ****** *** ********** ***** ***** ** (*) *** *** ******** ** * **** *** *** ******** **** ******** *** *********** *** * ****** ** ****** (**) ***** ** **** (* ******** *** ********)* *** **** ******* *** ******* *** *** ****** **** * ******* ************ ****** ** ** ******** ****** (** ******* *****)* **** ******** ***** **** *** ***** ** ********* *** ** *** ******** ***** ********* **** ** ****** ******** ** *** ********* ** **** ******* ** **** ********** ********* ** * ******* *** ******** ********* ** *** ********* *** ****** ********** **** **** ** ******* ** ***** ****** ** * ******* ************ **** ******* ** * ******* *** ******** ********* **** ******** ***** ******** ** ********** ******* ****** (* ******** *** ******* *********** *******) ** **** **** *********** ** ** ********* ** ********** ********** ****** ****** (*** ** *** ******* ****** (***) **** ***** ***** ******* ** *** ******* *** ******* *********** ******* *** ************ *** ****** **** **** ******* ** * ******* *** ******* *********** ******* *** ***** **** ** ***** ** ***** ** ******** ***** ** ******* *** **** * ****** ******* *** ******* *********** ******* ******** ***** ** ****** ** **** ****** *** ***** ** ********* *** ******** ***** ********* *** **** ******** ******* *** *******; ********* ******** **** ******* ****** ***** *** ***** *** ****** ********** ***** ** ********* *** ******** ***** ********* *** * ********** ******* *** ******* **** ****** ********** **** **** ******* ** ** ********** *** ********** ****** *** ***** ** ******* *** ********** ************ *** ** ****** ** ** * *** *** ****** ******* **** ******** **** *** ******* *** * ******* *** ******* *********** ****** ****** ********** (**) **** ** ********* * ****** ** * ******* ************ (*) ********* ** * ****** ********** ************ *** ** ***** * *** (**) **** **** **** **** **** ** * ******* *** ******** ** **** ***** ******** *** ****** *** *********** ****** ***** **** ******* * ***** ** *** ******* *** ******* **** ****** **** *** ***** * ***** ******** **** ****** ***** *** ****** ******** **** ********** *** *********** ****** ***** **** ******* * **** ******* ** *** ******* *** ******* **** ****** ** ***** *** ** **** ** **** ******* ** ** ********* ******* ***** (*) *** ***** ***** ******** **** ** *** * ***** ***** ******* ******** ****** *** ******** (********** ** **** ***** *** ***** ***** ******** ** ******** **** ** **** ** ******* *******)* (*) *** ***** ***** ****** *** (*) *** ******* ********* ******** ** ******* **** ** ************ ********** ** ** ******** ****** ** * ******* ****** **** *********** *** * ******* *** ******** ******** **** **** ** ********* ** *** ***** **** ** *** *** ********** ******* *** ***** *** **** ******** *** ** ***** ******** ******** ***** ** *** ********* **** ** ************ ******** ************ **** ****** *** *** ******* ************ ******* ******** *** ** ******** ** ** ****** ** * ******* ************ **** ***** **** ** * ******* *** ******** ********** **** *** ********* ****** *** ***** **** *** ********* ********* ** ******** **** ******* ** * ******* *** ******* ***** ** ********** ***** ** ********* ******** ***** ********* ********** **** **** ******* **]

Excluded Services,

CSG shall not be obligated to fix any Incident or be responsible for a Service Interruption if such Incident or Service Interruption is caused by the following circumstances:

Customer has used the Ascendon SaaS Services or Ascendon System other than for its intended purpose as indicated in the Agreement, applicable Order Documents and/or Ascendon Documentation;

Customer has incorporated the Ascendon SaaS Services into other software in a manner not identified in an Order Document or otherwise approved in writing (email is acceptable) by CSG;

To the extent any source or executable code is delivered by CSG to Customer with respect to a given deployment of the Ascendon System under an Ascendon Service Order, Customer has altered, damaged or modified such code in a manner not identified in an Order Document or otherwise approved by in writing (email is acceptable) by CSG;

The Incident is caused by Customer Systems (including, if applicable and by way of example only, a Customer Application, but excluding any software or equipment of CSG) or a Customer Exception;

The Incident is caused by Customer’s accessing of the Ascendon System or Ascendon SaaS Services other than through a Compatible Interface; and/or

The Incident is attributable to the failure by Customer to comply with the Ascendon Web Services Standards.

If CSG has no obligation to fix the reported Incident for one of the reasons stated above, the Parties may enter into a Statement of Work authorizing CSG to provide additional support services.

[******* ************ ****** *** * ********

** * ******* ************ ****** **** ******* ** * ***** ***** *** ******* ** **** *** ********** ************ ****** ** **** ***** *** ******* ************ ******* *** ******** ** **** ******** **** (*** ** *********** ******** ****) ** ****** *** ******* ****** **** **** ***** ********** ** ******* **** ******* ************ ****** ** *** ********** ***** **** ** ** ******* **** ******* ************ ****** ** ** *** ******** ***** ** *** ******* ****** **** ********* **** ** ****** *** **** **** ** ********** ** ******* ******* ************ ******* *** *** ********* ** *** ************ ******** *****]

*****End of Attachment*****

Attachment 4-A– HOSTING, SUPPORT AND SERVICE LEVEL STANDARDS

SANDBOX ENVIRONMENT

The terms and conditions of this Attachment 4-A apply only to the Sandbox Environment of the Ascendon System and related Ascendon SaaS Services. Attachment 4 prescribes the Hosting, Support and Service Level Standards for the Production Environment.

2.
Hosting and Support Services.

CSG shall provide Hosting, technical support and operational maintenance for the Sandbox Environment of the Ascendon System as part of the Ascendon SaaS Services.

Technical Support/Operations

Customer may notify CSG of issues with the Sandbox Environment via the web accessible ticket tracking system and direct calls to the ISD. Support for the Sandbox Environment is available 8:00 am – 6:00 pm Central.

Availability of Sandbox Environment

Except for the revised definitions below, the Definitions of Section 1 of Attachment 4 are hereby incorporated into this Attachment 4-A and shall apply to the calculation of the Sandbox Availability SLA and any Service Interruption Credit provided below.

As used in this Attachment 4-A:

“Sandbox Availability” shall mean, on and after the first date Customer makes the Ascendon System available to its Consumers, the time during a given calendar month the Sandbox Environment is available to Customer, excluding interruptions caused by Excluded Problems.

CSG shall provide Sandbox Availability of 98% (as measured over a calendar month) (the “Sandbox Availability SLA”).

Service Credits – Sandbox Availability SLA

For any calendar month after the first date Customer makes the Ascendon System available to its Consumers in which a Service Interruption has occurred, the Parties shall act in good faith to determine whether the Sandbox Availability SLA for the calendar month in question has been achieved. If (a) CSG fails to achieve the Sandbox Availability SLA for any given calendar month during an applicable Order Term and (b) [******** ** ****** *** ** ******* *** ***** * ***** ******** ******* ***** ** ****** *** ******* *********** (***** ** ********** ******* ** ***), Customer ***** ** ******** ** ****** * ***** for a ******* ******* ************ ****** (** ******* *****]) based on the Service Interruption.

If Customer makes a valid claim for a Sandbox Service Interruption Credit, CSG shall, subject to Customer’s review and audit rights, calculate the Sandbox Service Interruption Credit and apply this credit to the following calendar month’s fees.

** **** ** **** ********** **** ******** ******* ************ ******* ***** **** ******* ** * ***** ******** ***** *** ******* ** *** *** **** **** ** ******** ** ****** *** ******* ***********(*) ****** **** ******** ***** and (ii) Interruption Time Percentage.

CSG shall provide Customer access to reports and/or tools that enable Customer to determine the availability of the Sandbox Environment.

Excluded Services

CSG’s support obligations pursuant to this Attachment 4-A are subject to the exclusions set forth in Section 7 of Attachment 4 – Excluded Services.

*****End of Attachment*****

SCHEDULE F

FEES

INDEX

1.
CSG SERVICES

I.
Processing
A.
Video, High Speed Data and Residential Voice Services
1.
Basic Services Charge (“BSC”) for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services
2.
PDB Access
3.
Other Primary Services for Video and High Speed Data
4.
Ancillary Services for Video, High Speed Data and Residential Voice Services (as applicable)
5.
Ancillary Residential Voice Services
B.
Test Environment
C.
CSG Voice Shared Test Environment
D.
ACP Commercial Upgrade Service
E.
CSG’s Product Configurator – Offer Export/Import Tool

II.
Interfaces
A.
Video
B.
High Speed Data
C.
CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI)
D.
SmartLink® BOS Performance Test Environment
E.
Voice Services
F.
Ordering Services API

III.
Payment Procurement
A.
Direct Solutions (Print and Mail)
B.
Precision eMail
C.
Precision eCare - Consolidator Service
D.
Precision eCare Payment Kiosks
E.
Payment Gateway
F.
CSG CheckPay Processing

IV.
Credit Management and Collections
A.
Risk Assessment ([********])
B.
Card Account Update Services
C.
Recovery Management
D.
Check Verification

V.
Advanced Reporting
A.
CSG Vantage
B.
CSG Vantage Plus
C.
InfoCast
D.
CSG Data Publisher
E.
CSG Dash

VI.
Conversion Services for Video, HSD and Residential Voice
A.
Conversion Services for Video and HSD

B.
Conversion Services for Residential Voice and Setup and Configuration of Voice Environments

VII.
Technical Services

VIII.
Discovery Support

IX.
Additional Training
A.
User Training at CSG Facility
B.
On-Site User Training at Customer’s requested location
C.
Vantage Training

X.
Custom Implementation Services
A.
Front Counter Application
B.
Preference Management Application for ACSR
C.
Custom Rules Engine (“CRE”)
D.
Accounts Receivable Segmentation Report
E.
IntelligentHome Order Entry Enhancement
F.
E911 Enhancement
G.
Statement Emulation API
H.
Company-wide Payment Services
I.
Monthly Financial Extracts
J.
External Biller History Enhancement
K.
Telemetry Data Streaming Service
L.
Agent Collections Calculator
M.
Non-ACP Commercial Accounts Equipment Data Files
N.
Load Equipment Type Application Maintenance and Support
O.
Single Sign On

XI.
Ascendon® Evolved Customer
A.
Ascendon Evolved Customer
B.
Use Case(s) Maintenance and Support

XII.
Ascendon Systems and Ascendon Services

XIII.
Field Service Management

2.
CSG PRODUCTS

I.
Call Center

3.
REQUIRED THIRD PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG

4.
DATA COMMUNICATIONS SERVICES

I.
Direct Connect into the CSG’s Data Center
II.
Upgrade to Direct Connection
III.
Other Circuits
IV.
Network Services – Timelines and Pricing

5.
EQUIPMENT INSTALLATION/TECHNICAL AND ENGINEERING SUPPORT SERVICES

I.
Equipment Installation Outside of Normal Work Hours
II.
Technical and Engineering Support Services

Connected Subscribers

Definition of a Connected Subscriber. A “Connected Subscriber” shall be defined as an [****** ********** ** ********** ** ********** ********** ****** **** *** ****** ******** ****** on the **** processing *** of a processing *****]. As a point of clarification, in the event that a subscriber is utilizing [******* services (e.g., ****** **** ***** ***** *** ***** services) on a ****** subscriber account on the **** processing *** of a processing *****, such subscriber shall be counted as *** (*]) Connected Subscriber. However, in the event that a subscriber is utilizing [******* services (e.g., ****** **** ***** **** *** ***** services) on ***** *** ******** ********** ******** on the **** processing *** of a processing *****, such subscriber shall be counted as ***** ***] Connected Subscribers.

[********** ********* *****]

As an [********* to ******* ***********] to CSG from a vendor other than CSG and thus make such subscribers Connected Subscribers under this Agreement (for purposes of the [********** ********* *****] and the BSC Rate Table, the “[********* ********* ***********]”), CSG agrees, unless otherwise provided in Schedule F, "Fees," under the BSC Rate Table, to provide Customer with an [********* ***** equal to ******* *** ***** for **** ********* ********* ********** (“********** ********* *****]”) identified in Schedule G Section 3. (a) [********** Schedule. The ********** ********* *****] shall be payable with respect to each [********* ********* **********] identified in Schedule G Section 3. (a) [********** Schedule in **** *****] from the [*****] in which the applicable subscriber becomes a Connected Subscriber through [***** *** ****], which date was extended by three (3) months due to the [*** ********* ********** *****] as provided in Schedule G, Section 3. (b) [********** Delay (“********* ****”), and such payable amount will be ******* as an ******* ****** ******* Customer's fees for the ************* *******] in which the subscribers became Connected Subscribers. Upon the expiration of the [********* ****, the ********** ********* *****] shall cease. [********** ********* ***** ******* ******* may be ********** as ********** ********** ***********] for which the subscriber becomes a Connected Subscriber through [*** *** ** *** **** ******** **** in which the ********** ********* *****] is applicable. The [********** ********* ***** may only be ****** ******* *** *** ** *** **** ******** **** and will no longer be applicable to subscriber conversions that occur after ******** *** ****]. The [********** ********* ***** is only applicable to ********* ********* ***********] identified in Schedule G Section 3. (a) Conversion Schedule. For clarification purposes, [********* ********* *********** shall not include ******** *********** which ******** ****** under this Agreement for the ********* of ***** *** **** ********].

Example 1: If there were [*** ******* *********** ********* ********* *********** in ****** ****, then CSG would provide a ********** ********* ***** ******* ******* ****** of *********** (********* ********* ********* *********** * *******) which will be applied as a ******* ******* ****** in the ********* ******* (i.e., the **** ******* ******* in which they are ******** as ********* ***********) and ********** **** ***** at the same amount through the ********* ****].

Example 2: If there were an [********** **** ******* ******** ********* ********* ********* *********** in ********* ***** then CSG would provide an ********** ********** ********* ***** ******* ******* ****** of ********** ******** * ******** which will be applied as a ******* ******* ****** in the ******* ******* and ********** **** ***** at the **** ****** ******* *** ********* ****, resulting in an ********* ********** ********* ***** ******* ******* ****** of ************]

CSG provides Customer the [********** ********* ***** for the subscribers ********* pursuant to the terms of the Statement of Work ******** ************* **** ********** ** ******* *********** ** ******** ********** ********* ************* and shall continue to do so through the ********* ****. CSG shall have the right to ****** the ********** ********* ***** ********* ******* ******* ****** prospectively over the remaining ********* **** in the event that Customer ******* ** ********** (as contemplated by Section 1.I.A.1.i below) any Connected Subscribers. **** ********* to the ********** ********* ***** ********* ******* ******* ****** will be calculated by *********** *** ****** number of ******** ** *********** *********

*********** at the time of *********** by ******* and ******** *** ********* ******* ******* ****** associated with the ********** ********* ***** by such amount through the expiration of the ********* ****].

In the event this Agreement is terminated, except for the limited scenario in which CSG terminates this Agreement without cause prior to the expiration of the [********* ****], Customer shall neither be entitled to a refund nor any further payment of the [********** ********* *****] because it shall not have met the conditions of this Agreement necessary to earn the [********** ********* *****]. If CSG does terminate this Agreement without cause prior to expiration of the [********* ****], then, in addition to any other rights and remedies Customer may have for such termination, [******** ***** ** ******** ** ** ******* ****** ** ********** ** *** *********: the ****** ** ********* ********* *********** at the time of termination ********** ** ******* ********** ** *** ****** ** ****** ********* in the ********* ****, subject to any limitations and ********** ** ********* ***** ** ********* *********** are **** **** ***** ********* ********** levels corresponding with resulting levels at each ********** ****] at the time of termination.

Fees, Quotes, SOW, and Other Conditions

i.
All fees, rates and prices other than the BSC are placed in this Agreement for purposes of establishing CSG’s rate for the applicable feature, service or product, in the event Customer requests any such feature, service or product and has not otherwise negotiated a different rate in writing for same.

ii.
All fees charged on an hourly basis are based upon the rate expressly provided herein this Schedule F. In the event that an hourly rate is identified as “Quote,” such rate shall be at the then-current Technical Services rate prescribed by Section VII. A., unless otherwise specified by CSG in the written Statement of Work given to, and executed by, Customer.

iii.
All Statements of Work shall contain sufficient details to permit Customer to understand the Parties’ responsibilities for the project, the level of expertise required, and for fixed fee Statements of Work, a breakdown of the fees for the project components.

1.
CSG Services

I.
Processing

A.
Video, High Speed Data, and Residential Voice Services

[******* **** ******* **********. Subject to section i) *********** *** *********** and ii) ******** ******** ********, Customer has agreed to process a ******* ****** of ********** ****** equal to the ******* **** ******* **********. If Customer fails to achieve the ******* **** ******* ********** during *** ******* ****, Customer shall pay CSG an amount equal to (i) $****** ********** ** (ii) the *********** ******* of the ******* **** ******* ********** (“******* **** ******* ********** *******”). Such ******* **** ******* ********** ******* shall be invoiced no later than *** **** ********* *** *** ** *** ******* ****], and paid in accordance with Section 5.2, “Invoices and Payment,” of the Agreement and shall be in addition to any other amounts due pursuant to the terms and conditions of the Agreement.

i)
[*********** *** ***********. Customer and CSG agree ******* **** ******* ********** shall be ********* in the case of an *********** of subscribers for whom CSG is providing Products and Services, ********* ***** *** **** ********, under another agreement that are ************* ******* ** *** ***** *** **** ********

defined in Section 12.3 (a) and such subscribers are ******* ***** **** ********* ** ********* ***********. The amount of the increase to the ******* **** ******* ********** will be determined by *********** ****** ******* ***** of the number of ******** *********** at the time they are ******* ***** this Agreement as ********* *********** ***** the number ** ***** ******** ****** ********* ** ***** *** ****, and ****** the result to the current ******* **** ******* **********. The Initial Term Minimum Commitment shall be ******* in the case of a *********** of ********* ***********. The amount of the ********* to the ******* **** ******* ********** will be determined ** *********** ****** ******* ***** of the ****** ** ********* *********** at the time that such are ** ****** ********* *********** under this Agreement by the ****** ** ***** ******** ****** ********* ***** *** ****, and *********** *** ****** **** *** ******* ******* **** ******* **********].

ii)
[******** ******** ********. Should Customer experience a ********* of *********** resulting in * ********** **** of ** **** than *********** ******* ***** ** ********* *********** during *** *********** ****** **** ***** ****** of the contract Term (“******** ******** Measurement Period”), ******** ***** **** * ******** ***** ** ******** * ******** ******** (defined as follows) where the ******** *** ***** ** ********** ** ** ** *********** ******* ***** ** *** ***** ****** ** ********* *********** ** ** *** ********* ** *** ******** ******** *********** ****** ********** ******** ********** ************* “******** ********” shall mean ******** ***, **** ****** *** ****, ****** the number of subscribers ** *** ****** ****** ** *** ******** ******** ********** **********. Customer is alternatively permitted to ******** *** ******** ******** ********, excluding any ******** ******** Measurement Period *** ******* ********* ** ********** ****, as long as such election occurs between ********* ** ****, and ******* *** **** (“******** ******** Flex Period”); provided however ****** ******** ******** *** ***** provided in this sentence, it shall not be entitled to ******** *** ***** under any other circumstance as it is a ******** ***** ** ******** ********. In the event ******** ********* *** ***** ** * ******** ********, Customer agrees ** ** *** * ******** ******** *** ******** ****** *** *** * ******** ******** ********* *****] provided the following conditions are met:

a.
Lost Connected Subscribers *** ** ****** ******** ***********, except in a ******** ******** executed between ********* ** **** and ******* *** ****];
b.
[******** ********* *** ******** ******** ****** ****** **** **** of the ******** ******** Measurement Period or alternatively between ********* ** ****, and ******* *** ****, by providing *** written notice (e-mail from a Senior Vice President of ********** ******* ******** *** **********] or higher shall suffice);
c.
If the [******** ******** results ** **** **** ******* ******* ************ ********* ********* ***********, ******** agrees to *** *** *** for ** **** **** ******* ******* ************ ********* *********** *** ***** ******* *** *** ** *** ****];
d.
[********** ********* ***** provided in Schedule F shall be ******* ** **** ********* ********** **** ** *** ********* as provided in Schedule G as part of the ******** ********];
e.
CSG [******* *** ********* ******** ** *********** ******* ******** through the end of the Term *** *** ******** *********** ***** ****** **** ***** **** *** ***** ********]; provided that in the event [******** ********* *** ***** to a ******** ******** during the ******** ******** Flex Period,

***** ***********] will be limited to (i) those Customer markets in which CSG provides [*********** ******* ******** as of the effective date of the ******** ********, ********* ** ********] subscribers in such markets, (ii) those Customer markets identified in Schedule G, “Account Migration/Conversion Schedule,” for which the conversions contemplated in such Schedule are not included in the [******** ******** during the ******** ******** Flex Period, ********* ** ********] subscribers in such markets, and (iii) any other Customer markets or [*** ******** ***********] as CSG and Customer may agree;
f.
Customer [**** *** ******** ******** ***. The “******** ******** ***” shall mean the result of the ********* ********** ********* ********* ** ****** ** *** ****** ** ********* *********** ** ** *** *** ** *** ******** ******** *********** ******* ********* **** *** ******** ******** ********** ********** ********** ** *** **** ******* *** ********* **** ****** **** *** ******* ******* ***** ** *** ******** ********* *** ** *** ********** ********* ***** ********** ** *** ******** ******** ********** ********** ********** ****** ********* *********** ********** ** *** ********** ** *** ***** ******* **** ******* ********** ** ** *** *** ** *** ******** ******** *********** ****** ** ************* ** *** ***** ******** ****** ** ******** * ******** ******** ****** *** ******** ******** **** ******. CSG agrees Customer *** ***** ** *** *** ******** ******** *** in ***** ******* ************ calculated by the number of ****** **** *** ***** *********** following ******** ********** *** ******** ******** through ***** *** ****]; and
g.
The Term of the Agreement shall be [******** ** *** ****** ** ***** ****** necessary to meet the ******* **** ******* ********** as modified as a result of the ******** ******** Subscriber Adjustment based on the ******* ******* ******* ********** *********t (“******** ******** ********* ****”). The ******** ******** ********* **** shall be calculated as the number of ********** ***** ****** ****** ** **** *** ******* **** ******* ********** based on the projected ********** ********* ******* ** the resulting ******* ******* ******* *********** **** ********** ********** ** ************* *** ****** ******* *********** ****** ******* ** ******* ****** *** ******** ******** **** *******]

By way of example and for demonstrative purposes only (rounded) and using an [******* **** *** **** ** **/**/** ********* ** *** ******* *********** ** ******* *** ******* *** ******* **** *** **** *** **** *** *** ******** ** ** ******** ****** **/**/**]:

[******** ******** ***]:

[****** ******* *********** ****** *******	**********
**** ********* *********** ********* ******** ********** ***********	*********	*** ** ************ ****** ***********
******* ******* ******* *********** **** ********** **********	**********	***** **** *****
********* ********** *********	*****	****** ****** ** ********** **** ****** ********** ********* ** ** ******* ***** + ****** ******* * ** ******* ********** **** ******

**** ******* *** ********* **** *** ** *** ********** ********* ***** ****** **** *** ******* ******* ***** ** *** ******** ********* ** **** ** *******	*******	******* **** ******* ********** ********* *****
***** ********* *********	**********
********** ** * ** ***** ******* ********** ******	***	******* ****** ****** ********** ****** *** ** ****** *** *****
******** ******** ***	**********	** ************** **** ********* ****** ** ********

******** ******** ********* ****:

******* ******* ******* *********** **** ********** **********	**********	***** **** ***** *** *****
****** ********** ****** *** ** **** ** ********	******
**** ********* ********** ****** *** ** ********* *********** *********	******	****** * ** ******
********* ***** ********** ****** *** ** ********	******
******* **** ******* **********	******
********* ********** *********	*****
********* ******** ******** ********* **** ** ***** ******	*	*** * ****** ******* ******* ******* *********** **** ********** **********]

By way of example and for demonstrative purposes only if during the [******** ******** **** ****** *]rounded):

[******** ********] Fee:

[****** ******* *********** ****** *******	**********
**** ********* *********** ********* ******** ********** ***********	***	*** ** ************ ****** ****
******* ******* ******* *********** **** ********** **********	***	*********** ****** ** ********** ** *** ***** ** ********** ****** ******** ******** **** ******
********* ********** *********	********	****** ****** ** ********** **** ****** ********** ********* ** ** ******* ***** ******* ****** * ** ******* ********** **** ******
**** ******* *** ********* **** *** ** *** ********** ********* ***** ****** **** *** *******	*******	******* **** ******* ********** ********* *****

******* ***** ** *** ******** ********* ** **** ** *******
***** ********* *********	************
********** ** * ** ***** ******* ********** ******	*****	******* ****** ****** ********** ****** *** ** ******
******** ******** ***	************	** **************** **** ********* ****** ** ********

******** ******** ********* ****:

****** ******* *********** ****** *******	**********	*********** ****** **** ** *** ***** ** ********** ****** ******** ******** **** ******
****** ********** ****** *** ** **** ** ********	******
**** ********* ********** ****** *** ** ********* *********** *********	******	***** * ** ******
********* ***** ********** ****** *** ** ********	******
******* **** ******* **********	******
********* ********** *********	********
********* ******** ******** ********* **** ** ***** ******	**	****** * ***** ****** ******* *********** ****** *******]

1.
Basic Services Charge (“BSC”) for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services (per Connected Subscriber) (Note 1). Customer shall pay CSG the BSC monthly calculated pursuant to the tiers in the table immediately below, which corresponds to the total number of Connected Subscribers in such month.

BSC Rate Table

Description of Item/Unit of Measure		Frequency	Fee
Tier I	Up to [*********] Connected Subscribers	[*******]	[*******]
Tier II	[********* to *********] Connected Subscribers	[*******]	[*******]
Tier III	[********* to **********] Connected Subscribers	[*******]	[*******]
Tier IV	[********** to **********] Connected Subscribers	[*******]	[*******]
Tier V	[********** to **********] Connected Subscribers	[*******]	[*******]
Tier VI	[********** to **********] Connected Subscribers	[*******]	[*******]
Tier VII	[********** to **********] Connected Subscribers	[*******]	[*******]
Tier VIII	[********* to **********] Connected Subscribers	[*******]	[*******]

Description of Item/Unit of Measure		Frequency	Fee
Tier IX	[********** to ********** ]Connected Subscribers	[*******]	[*******]
Tier X	[********** to **********] Connected Subscribers	[*******]	[*******]
Tier XI	[**********] and greater Connected Subscribers	[*******]	[*******]

Note 1: These tiers are [*********** and not **********, meaning the first ********* Connected Subscribers processed monthly will be billed at the **** * ****; the next ********* Connected Subscribers processed monthly will be billed at the **** ** ****, etc. For example, if there were ******* ******* ************ Connected Subscribers in a certain month, then CSG would invoice ************* (********* x ******* + ********* x ******* + ********* x *******+ ********* x ******* + ********* x *******]).

The Monthly BSC for Video and High Speed Data, and Residential Voices Services [******** *** *********]:

1.
[** **** ******* ********** *** **** ****** ** ***** ********** ******* ******* ******* **** ***** ******* ******** *********** ** **** *** ****** ** ****
2.
****** ********* ****** * * **** ****** **** ******** *** *** *********** ** ******** ****** *** ******** ******* ********* ********** ****** ******** ********** **** ******* ******* ****** *** ********** ********* ******** ***** ***** ** ******** **** **** ****** *** **** **** ** **** **** ***** ********** ******* ********** **** * ********** **** *******/ ********** ** *** ***** * ********** **** ******/*********** ********** ******* ****** ***** ********* ************ *** ***** ****** ******** *** **** *** ***** ** ******* ***** ***** *** ********* ** *** ***** ******** ******* ******** **** **** *******/*********** **** ******** ***** *** *** *** **** **** *******/********** ** ****** ** ******** **** ** ***** **** ******* ******
3.
*** *** **** ************* ******** ******** ******* ***** ******** ******** *** ******** ** *** ******** ******** ********* ********* *** ******* ******* ****** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
4.
********* ********* *** *********** *** *************** ********** ********* ***** ****** *** **** *** *** *** ********* ***** ********* ********* *** ******* ******* **** ********* ******* ***** ************* ******** ********* ******* *********; ***** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
5.
********* ********* ****** **************
6.
*************
7.
****** **** ***** ***** *** ****** ** ******* ******
8.
******* ************ – **********
9.
******* ***********
10.
******** ******* ******
11.
******** ******** ********** *******
12.
**** ****** ******** ******* ****** ****
13.
******** ***** ******** *** ************
14.
*** *** *** ***** **** ******* **** ******** ********** ****** ***** ***** ****** ***** ********* ****** ***** ***** ***** ***** ******* ***** ******* **** ***** ******** ***** ********* ***** ******** ********* ****** ***** *** **** ***** **** ****** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
15.
******** ********* * ******* ********* ******* *** ******** *********** ***** ******** ******* *** ****** ******* ******* ******** *** ******** **** ********** **** *** *** ************ ******** ****** ******* *** ********

******** ********** *** *** ****** ****** ** ******* *** ***** *** ******** *** ***** ********** **** ******* **** *** ****** ********** *** ******** **** *** ****
16.
*** ******* ****® ******** **** ** ** *** ******* ***** ***** *** ********* ** ****** ****** *** ** ** ***** *** ******* *** ******* ****® ******** ******** ******** ******* ******** ******* * *** ******* ******* ***** ************ *** **************** ********** ****** ****** ******** ******** *** ****** ** ** ******** **** ***** *** *** ********** ** ***** **** *** ***** **** ******* ****** ** ******* ** **** ********** ********** ** ********* *********** ********** ** **** *******® ****** ** ******** * ** *** ********* *** ***** **** *** ****** ********** *** ******** **** *** *****
17.
********* ********** ******** ******* *** *** *** ***** ** ****** ******** *****
18.
******* ******* ******** ****** ******** ********** ****
19.
******** ***** ******** ***** ** *** ******* ******** ******* **** ****** ** ******* *** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
20.
******* ****** ******* *********** ******** ******* **** ****** ** ******* *** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
21.
******* **** ***** ******* ******** ******* **** ****** ** ******* ******* ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
22.
********* ****** ********* & *************
23.
***** ******/*****
24.
******* ****** ******** ********** ******** ******** ********* ***** ******** ********* *****/*** ******** ********* ***/********* ******** ********* ***** ******* ****** ******* ***** *** ******* ***** ****** ** **** ** ******** ****** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
25.
**** ****/****** **** ************* ******** ******** ********** **** **** ****/****** **** ***** ********* **** **** ****/****** **** **** ****** **** ********* ******* ***** **** **** ****** ******* **** **** **** ****** ******* ******* **** **** ****** **** ***** ******** **** *** **** ***** **** ******** **** *** **** ************ *** ************ *******
26.
***** *** ****** *** ***** ******** ****** ** ******* ***** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
27.
***** ********* *********** *** ******* ****** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
28.
***** ********* ******* ******** *** ********* ***** ***** ************ ********** *********** ********* ********* ****** *********** **** ******* ********** **** ** **** ******* ********** ** *** ***** ******* ********** ***** ********* ******* *********** ********* ***** ***** *** ************ *** ****** *** ****** ****** *** *** *** ************ ****** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
29.
*** ******* ****** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
30.
**** ***** **** ********* ******* ******** *** ********* ***** ***** *** ************ ************ ****** ** ******* **** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
31.
******* *******/******** ***** *** *********** ******** ******** *** **** *** *******
32.
********* ******** ******** ***** ******

33.
*** ****** ********** *** ********* ***** ******* *** ***** **** ****** ********* **** ********* ******* ****** ** ******* ****** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
34.
********* ******* *** – ****** **** ****** ******* ****** *** ********** ****** ** ******* ****** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
35.
********* **************** **** *********** *** ******* ****** *** ********* ***** *** ********
36.
******** *** ********* ****** **** ******* **** ******** ************* *** ************
37.
******** *** ********* ********** ******* ***** **** ***** *** ******** ************* ************ ***** ******* ************ ** ******* ********** *** ************
38.
**** ******** ******** **********
39.
******* ************ ************* *********** ******* ********* *** **********/***** ******** ******* ***** ********* *** ** ** *** *******
40.
********** ******** *** ***** *** *** *** *********** ********* ** ******** **** * *********** ******* ******** ** *** ****** ******** ********** ********* ** ********** ** ******** ** ****** *********** *** *********** *** *** ******** ** ******* ******** ********* **** **** **** **** ****** ************ ****** ** ******* *** ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
41.
******** ******* *** *********** *** ***** **** ************** **** ****** ** **** ***** ***** *** ***** ********* ****** ** ******* * ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
42.
*** ******** ******* *** *********** *** ******** ******* ******** ********* ******* ******** ****** ******** ****** *********** *** ******** *********** ****** ** ******* * ***** *** ******** *** ***** **** *** ****** ********** *** ******** **** *** ****
43.
*********** ******* ************* *** ******** *** ******* ************* *** ***** ****** ******** ******* ** *****://******************
44.
********* *****® * ************ ******** *** ** ** *** ******* ***** ******** ********* ******* ************* **** ********* *** ****** **** ****** **** ******** ******* *********** ** *** ************* *** *********** ********** ** ******** ** ******* ** **** ********** ********* ***** ***** ** ********** **** ********** ***** ********* ** ******* ******* ********* ********** ** *** ***** ******** ****** ** *** **** ******* *** **** ********* ********* ************ *** ******* ***** ******* ** ********* *** *** ********* *** *********** ** **** ********** *** ************* ******** ********** ************ ******** ***** *** ** ******** ** ****
45.
******* **** ****** **** **** **/********* *** ******* **** *********** **** **** **/******** * *** *** *** ******* **** ****** *** *********** *** ***** **** ******** ***** ******* *********** ******* ******* ********* *********** **** **** **/*** ******** ********* ******** ** ***** ***** ******** ******** ** ****** *** ******* ********* * ******* **** ** *** ******* *** *** ** ******** ********* *** ******** * *** **** ******* ******* **** ** *** ****** ** ** *** **** ******* ************** ***** * ****** ******* **** ***
46.
**** ************* ********** **********
47.
***** ***** ************* ******** *** ***** ********
48.
***** ***** ************* ******** ***
49.
*** ******* *** **** ********* ***********
50.
*** *** ***********
51.
*** *** ********* *********** *********** *** ** *** **** ***** *** ******
52.
*** **** ****** *** ******** ********* */****

Monthly Fee for Residential Voice Services ******** *** ***** **** *** ********* ****** ***** ***** *** ******* ******** **** ******* *** *** ***** *** **** ***** ***** *** *********** ***** ******** ******** *** *********:** as such items relate to ***** ********, and with the ********* ****** ** *************:

1.
********* ********* ** ********* ** **** ******** ******** ********* ****** ********* *** ******* **** ********** ** **** ********* ****** ****** ******* ********* ***** *** ********* ** ******* ********** ** *** ** ********** **** ******* #********* **** *** ***** *** * ******** **********
2.
********* ****** *************** ** ********* ** **** ********* ****** **********
3.
***** *** ****** ** ********* ** ***** **** *** **** ******* ***** ***** ********** *** ***** ****** ******** ********** ** *** ******* ** ****** **** **** ******** ** * ***** ***** ***** **** ********* ******* ******** ** *** **** ** * ******** ********* ******* ******** **** ******* **** ** *** ****** **** *** ********** ********* ****** ********* ***** ***** ********* ******* ******* ****** **********; ******** ******* ***** ***** ********** *** ******** *** ********* ******* ****** ********* ****** ******* *** ********** **** *** ***** *** * ******** **********
4.
***** ********* ******* ** ********* ** ***** **** *** **** ******* ******* ********** ******* ********** **** *** ******** ** *** ***** ********* *** *** ***** *** *** ******** ** *** ***** ********* *** *********** ******
5.
******* **** ********* **** ******** ** ********* ** ***** ******* **** ******** *** **** ******* ********** **** ***** *********
6.
******* ********** ******* ********** **** ** ** *** ********* ** *** ******* ***** ************ ********** *** ****** ***** **** ********** ** *** ****** **** ******** ***** ****** *********** ************* ************* *** ************ ******** ********** ************* ******* ********* ***** *** ********* ** ******* ********** ** *** ** ********** **** ******* #********** ****** *********** ************* ************* *** ************ ******** *********** *** ******** ***********
7.
******* *** *** ******* ********** **** *** ****** *** ************************* *** *********** ******* *** ****** ** ******* ** ********** ********* ** * ***** ***** ****** ***********
8.
******* ********** ******* ********** **** *** ******** ** *** *** ********** *** **** ******** ***** ***** *** ****/**** ******* *** ***** **** ** * ***** *** ******** ** ****** *** ******* **** ****** ********
9.
******* ** ******* ********* ******** ********* ** *** ******* ******* ******]

2.
PDB Access

Description of Item/Unit of Measure	Frequency	Fee
a. PDB Access Fee - for video and/or HSD Connected Subscribers (per ********* **********) (Note 1)	[*******	*******]
b. Configuration and Setup Fees	[*** *******	*****]

Note 1: In addition to the PDB Access fees, as set forth in Section a of the above table, the existing BSC for Non-Rated Video, Non-Rated High-Speed Data and Residential Voice Services will apply to the accounts associated with PDB Access.

3.
Other Primary Services for Video and High Speed Data

Description of Item/Unit of Measure	Frequency	Fee
a. Pay Per View (PPV)
1. Creation of New Supplier Schedule (per [*** ******** ********, per ****** *********])

Description of Item/Unit of Measure	Frequency	Fee
i. Creation of New Supplier Schedule with Expedite (per [****** *********])	[*** *******	*******]
ii. Creation of New Supplier Schedule with Special Build (per [****** *********])	[*** *******	*******]
b. Equipment Inventory
1. Add New Equipment Model: (per [****** *********])
i. Add New Equipment Model with Expedite (per [****** *********])	[*** *******	*******]
ii. Add New Equipment Model with Special Build (per [****** *********])	[*** *******	*******]
c. Test Production System Access (Note 1)
1. Subscribers in excess of [***** (per ********* **********])	[*******	*******]
2. Support (per [******/per ****])	[*** *******	*******]

Note 1: These fees shall not be charged unless Customer exceeds the level of test production benefits described above in [******* ***** ********** ********** ** *** ***].

4.
Ancillary Services for Video, High Speed Data, and Residential Voice Services (as applicable)

Description of Item/Unit of Measure	Frequency	Fee
a. Database Maintenance Requests
1. Account Number Format Change (per [****** *********])	[*** *******	*******]
2. Addition for a System, Principle or Agent (Note 1)
i. Setup of New System (per [*** ******])	[*** *******	*********]
ii. Setup of New Principle/Agent (per [*** ***************])	[*** *******	*********]
iii. Add New Agents (up to [**) (per *** ******])	[*** *******	*******]
3. Passers (variable lead time): (per [******])	[*** *******	******** *]
4. Other Mass Adjustments: (per [**** **********])	[*** *******	******** *]
b. Other Programming Requests
1. Data Extracts
i. Setup (per [**** *******])	[*** *******	*****]
ii. Recurring (per [**** *******, per ********* **********]) (Note 2)	[*******	*******]
iii. Refreshes and updates (per [**** ********]	[*** *******	*****]

2. Special Report Requests:
i. Special Reports, Fiche, or Research (per [****** *********])	[*** *******	*****]
3. Tape Requests
i. General Ledger or Financial Summary (per [**** ****, per ****** *********])	[*** *******	*******]
ii. General Ledger and Financial Summary (per [****** *********])	[*** *******	*******]
4. Stripping Memos from CCS (per [****** *********])	[*******	*********]
c. De-conversion Fees (Note 3)
1. De-conversion Files
i. Test Files (per [*** ** **** *****, per ****** *********])	[*** *******	**********]
ii. Final Files (per [*** ** ***** *****, per ****** *********])	[*** *******	**********]
2. Online Access (per [****** *********])	[*******	*****]

Note 1: As a point of clarification, these fees are not charged during [******* **********].

Note 2: The recurring fee in relation to [*** ***] ACP daily data extract has been [******** ** *** ***]. Any additional data extracts, as may be requested by Customer, may be provided at the rates set forth in the table above.

Note 3: De-conversion Fees shall be paid to CSG in accordance with the Agreement. Online Access is calculated in [******* increments only, for up to ****** **** *****]

5.
Ancillary Residential Voice Services

Description of Item/Unit of Measure	Frequency	Fee
a. Third Party Communication Software for Voice Services (per [********** ****]) (required for Voice Services)	[*******	******** ** ***]
b. Customized Alternative Third-Party Voice Access Support Fee (Note 5)	[*******	*********]
c. New or Updates to Calling/Usage/Rating Plans (Note 1)	[*** *******	*****]
d. Updates to existing Service Order Distribution and RDS Interfaces (per [******, per ****]) (Note 2)	[*** *******	*******]
e. Configuration Changes and Testing in relation to existing voice environments (per [******, per ****]) (Note 2)	[*** *******	*******]
f. MSAG Process

Description of Item/Unit of Measure	Frequency	Fee
1. MSAG Process
i. Setup, Verification, and Certification (Note 3)	[*** *******	**********]
ii. Load of MSAG Guide file (per [****, per ********** ***** ********* ****** ********* **** ******] provided in section h below)	[*** *******	*******]
2. MSAG Validation Support for all Customer Markets Launching ACP for Voice (per [***]) (Note 4)	[********	**********]
g. [******] Tax Access (Sales and Use Tax) (Note 6)
1. Startup	[*** *******	*****]
h.
ACP Voice Support Fee (Note 7)

[******* Fee ******** *** *********]:

▪
SODI Maintenance (up to [*** *** *********])
▪
SODI Operations Support (up [** *** *** *********])
▪
MSAG Support (up to [********* **** ***** *****])
▪
Automated Third Party Verification Maintenance (up to [*** *** *********])
	[*******	**********]
i. Voice Data Storage	[*******	**********]
j.
CDR Repository Fee (Note 8) (Note 9)

[******* Fee ******** *** *********]:

▪
CDR Repository Database Support (up to [*** *** ********])
▪
CDR Production Support (up to [********** **** *****])
▪
Processed Records-Gated & Filtered
▪
EPS Processing
	[*******	**********]

Note 1: Quote relates to services requested by Customer beyond those provided in the initial installation.

Note 2: All updates to existing service order distribution and RDS interfaces and configuration changes and testing in relation to existing voice environments, the associated fees, and applicable lead times shall be set forth in a mutually agreed upon Statement of Work.

Note 3: Relates to the setup and implementation of the MSAG process between CSG, Customer, and Customer’s chosen third party vendor.

Note 4: CSG will provide MSAG validation to Customer’s markets launching the CSG® ACP for voice address database.

Note 5: Support Fee includes troubleshooting of issues related to this custom configuration in conjunction with Customer and the third party vendor including one or all of the third party locations ([******** and *********]).

Note 6: Customer is responsible for third party vendor agreement and any associated fees.

Note 7: The Services comprising the ACP Voice Support Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Services to Customer. In the event Customer requests use of the Services beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by the Customer to the Services listed within section 5.h. provided as part of the “Monthly Fee Includes the Following” within the table above, Services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement. Reimbursable Expenses are additional.

Note 8: The Services comprising the CDR Repository Fee shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Services to Customer. In the event Customer requests use of the Services beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by the Customer to the Services listed within section 5.j. provided as part of the “[*******] Fee [******** the *********]” within the table above, Services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement. Reimbursable Expenses are additional.

Note 9: [*******] CDR Processing Fee includes records usage processing for up to [**********] call detail records mediated, rated and gated to the CDR Repository per [*****]. Customer will be invoiced [******* per ******] in the event Customer’s records processed in a given [***** exceeds **********] in accordance with terms and conditions of the Agreement.

B.
Test Environment

Description of Item/Unit of Measure	Frequency	Fee
1. Test Environment Support Services
a.
Test Environment Support Services Fees (Note 1)

[******* Support Services Fee ******** *** *********]:

‐
QAKA End to End Test Environment (also referred to as Customer Test Environment Region (“CTER”)) Support (Note 2) (Note 3) (Note 4) (Note 5) (Note 6) (Note 7)
‐
Configuration Compare Report
‐
[*******] Backoffice Support (Note 8)
‐
SmartLink Sandbox Environment Support (Note 9)
‐
Additional QAKA Support Services (Note 10)
	[*******	**********]
b. QAKB Test Environment (also included as part of CTER) [******* Support Fees (Note 2) (Note 3) (Note 4) (Note 6) (Note 7)	*******	**********]
2. Customer Shared Test Environment (“QAHA” and “QAHB”) (Note 4) (Note 6) (Note 7)
a. QAHA Support Services Fees (Note 11)	[*******	** ******]
b. QAHB Support Services Fees (Note 3) (Note 12)	[*******	**********]

3. Test Environment (QA3A/QA3B) (Note 4) (Note 5) (Note 13) (Note 14)
a. Support Services Fees	[*******	***********]

Note 1: The services comprising the Test Environment Support Services Fees shall continue to be subject to the parameters, capacity and terms of use provided in the Agreement for the provision and use of such Support Services to Customer. In the event Customer requests use of the Support Services beyond the parameters, capacity or terms of use provided in the Agreement or additional items or changes are requested by Customer to the Support Services listed within section 1.a provided as part of the “[*******] Support Services Fee includes the following” within the table above, Support Services shall be made available pursuant to mutually agreed upon Statements of Work and amendments to the Agreement. Reimbursable Expenses are additional.

Note 2: CTER is comprised of the QAKA (“QAKA”) and the QAKB (“QAKB”) environments which shall include, in the aggregate, up to [****** ******** ******** ************ *** **** *******/***** *** *********** *** ****** *****]”) and support [***** **** ******* ** ************ *** ****** ********] for the Products and Services within the CTER. Any additional products/services added to the CTER will be provided to Customer on no more than a [**** **** ****** ******* ***** ****** *****] pursuant to mutually agreed upon Statements of Work and amendments to the Agreement, unless otherwise stated therein. Customer may request CSG to make Customer-purchased custom solutions compatible with the CTER and assist with deployment pursuant to mutually agreed upon Statements of Work. Unless otherwise agreed to in Statements of Work or other document duly executed by both parties, Customer will host custom solutions made available pursuant to the CTER.

Note 3: Customer must provide no less than [****** **** *****] written notice prior to termination of QAKA, QAKB or the entirety of CTER and/or of the OAHA and/or the OAHB or the entirety of the Customer Shared Test Environment (email is sufficient). Support Services Fees for a final [*****] of support services for such environments will be [*********] to account for the actual termination date specified in the notice of termination of such environment(s).

Note 4: For the Support Services Fees provided herein, Customer shall receive the following:

o
Maintenance of the regions with new production prerelease code including maintenance, issue report (“IR”), fixes and updated production prerelease(s); and new production prerelease code implemented approximately *** *** ***** prior to [***** ********] to production and approximately [**** *** ***** prior to ***** ******** to production (CSG's ***** and ***** ********] are regularly scheduled software updates to CSG products)
o
Monitoring of all system components to ensure that such components are operational (including hardware, software, and all application components) and system access
o
Provision of help desk support via CSG's International Service Desk (“ISD”) as follows:
▪
Tickets for issue resolution support can be called into the ISD any time but will only be worked between the hours of 8:00am - 5:00pm Central time, Monday through Friday
▪
Tickets will be logged no higher than a [******** ***** *] and handled through CSG standard procedures, pursuant to published Service Level Agreements
▪
There will be [** ******** ***** ****** or ******* *******]
▪
CTER, Customer Shared Test Environment and QA3A/QA3B test environment are quality assurance (“QA”) regions and will not be supported 24/7; support will be provided during normal business hours, Monday-Friday (8:00am – 5:00 CST). [****** **** *** ****** ********* * ****** ********* and ***** **** ****** *****–******** ***** **** ** ******** ***** ****** ** ******* *******].
o
Provision of ongoing support via CSG's Customer Business Unit (“CBU”), production implementation manager ("PIM") and client implementation analyst ("CIA"), consistent with support currently provided to the existing prerelease environments through implementation and on-going support.

Note 5: CTER and QA3A/QA3B are sized for [***** **** ****] each, which for CTER shall apply to QAKA and QAKB in the aggregate.

If Customer’s usage of either CTER or QA3A/QA3B exceeds the [***** **** **** for any **** *** **** within a ******** *****], Customer will be charged [******* per **** *** *****] for the actual number of MIPS in excess of/over [***** **** ****. ****] capacity will be reset at [***** **** **** per *********** each *****] and any amount in excess shall be provided as identified herein, but in any event shall be no less than [***** **** **** per ***********].

Note 6: Customer-requested refreshes of QAKA, QAKB and the Customer Shared Test Environment will be documented in Statements of Work and the refresh for each environment of the regions will be provided for the fixed fee of [********** per ***********, per *******] (i.e., for purposes of clarification, each of the QAKA or the QAKB environments in the CTER and each of QAHA and QAHB in the Customer Shared Test Environment), excluding change orders.

Note 7: Customer agrees and acknowledges that the portion of the support fees pertaining to the CTER are for the [******* *** ** of the CTER and ******* ********** of the CTER but shall *** ******* ******* ******** such as ************* ************ and/or ******* ** ****** *** **** or the **** ************ in the **** which shall be provided on * **** *** ********* *****. In addition, Customer shall accept ********** ********** **** ****** the CTER and the Customer Shared Test Environment approximately *** *** ** **** *** ***** prior to the production release date and, subsequently, ** ****** ***** *** ***** ********** ****] is released to provide Customer with the ability to perform regression testing.

Note 8: CSG will provide [***** *******] copies of configuration values in Customer’s backoffice environment in Region CHTP. CSG will pull a copy of the configuration values in the CHTP environment on the [***** ****** *** *** ************ ****** *** ** **** *****] and distribute the data via [*** ************ the ********* ***]. Customer is responsible for downloading the data from the CSG [*** ******].

Note 9: SmartLink Sandbox Environment Support covers transaction usage in Customer's test environment and maintenance of message sets including updating messages to be compliant with release version and exchanging messages, as requested by Customer.

Note 10: The Additional Support Services expand the Support Services specific to the QAKA environment of CTER to be Sunday through Saturday and, as a result, Customer will receive additional support as follows: (i) additional CSG operational support to monitor the cycle processing on [****** and ********] in the QAKA environment of CTER (i.e., twenty-four x seven (24/7) processing support) (the "Additional CTER Support Services") and (ii) extending the code table builds to be available Sunday through Saturday in the QAKA environment of CTER. For clarification purposes, such expanded services shall only be applicable to the QAKA environment of CTER and therefore exclude all other test environments (e.g., the Customer Shared Test Environment and the SmartLink Sandbox Environment and the QAKB environment of the CTER).

Note 11: CSG and Customer acknowledge and agree that Customer currently consumes access to and use of the [*********** ************ *****]

Note 12: The QAHB environment shall support up to[ ******* ******** ******** ************ *** **** *******/**** *** *********** *** ****** ******* and ****** **** ******* ** ************ *** ****** ********] for the Products and Services. Customer may request CSG to make Customer-purchased custom solutions compatible with QAHB and assist with its deployment pursuant to mutually agreed upon Statements of Work.

Note 13: In the event Customer requests additional configuration and set up services for the QA3A and QA3B test environment such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 14: CSG and Customer agree that in consideration of the mutually agreed upon Support Services Fees provided hereunder and [*** ******* *** ************* *** *** ** ****], Customer agrees to utilize the QA3A and QA3B test environment for a minimum of [*********** **** ****** (the “** ***** ******* **********]”). In the event Customer chooses to terminate the Support Services for the QA3A and QA3B test environment (other than by natural expiration of the Agreement), Customer will provide CSG with no less than [********** **** *****] prior notice of such discontinuance. If such cancellation of the QA3A and QA3B test environment occurs prior to the end of the [** ***** ******* **********], in addition to all other amounts then due and owing to CSG, CSG will invoice Customer the month following such cancellation and Customer will pay to CSG an amount equal [*************] in accordance with the terms of the Agreement

C.
CSG Voice Shared Test Environment

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation	[********]	[*****]
2. Hardware for Customer’s Citrix Environment	[********]	[*****]
3. Support for Customer’s Citrix Environment (Note 1)	[*******]	[**********]

Note 1: Ongoing [******* *********** and ******* ******* *** ***** (for purposes of this section C., “******* *******”). The *******] recurring support services will be used for support and testing of files and do not include any new file extracts which contain additional features/data elements that do not currently reside in Customer’s selected extracts; provided, however, that the parties may mutually agree to include new extracts through a separate Statement of Work. In the event such mutually agreed new extracts require additional support services, Customer and CSG shall agree upon additional support services fees prior to finalizing the Statement of Work for implementation of such new extracts.

D.
ACP Commercial Upgrade Service (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Existing Capacity(Note 2)
a. [******] Maintenance	[*******	**********]
2. Additional Capacity (Note 3)
a. Subscription Fee (per [***********]) for the Term of the Agreement	[*** *******	***********]
b. [****** Maintenance (per ***********])	[*******	*********]

Note 1: In addition to the fees provided within the table above, the [******** *** listed in ******* *** (under *** ********]) of Schedule F of the Agreement will apply to the accounts associated with the ACP Commercial Upgrade Service.

Note 2: Existing Capacity means capacity of [****** ********** ******** with **** *** ********* ***** or ****, with ** ***** ** ***** *****], HSI or video commercial accounts.

Note 3: Additional Capacity means additional capacity of [****** ********** ******** with **** *** ********* ***** or ****], with no limit on other phone, HSI or video commercial accounts.

E. CSG’s Product Configurator – Offer Export/Import Tool (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Maintenance and Support Fees (Note 2) (Note 3) (Note 4)	[*******	*********]

Note 1: Product Configurator (“PC”) - Enhanced Sales Edition (“ESE”) is required.

Note 2: Maintenance and Support Fees will be invoiced [*******, commencing as of ********* ** ****, through ******** *** ****, as a **** *** ***** *****, by utilizing ****** **** ***** *** ***** of Customer’s **** ********* ******* ***** ******* referenced in Section 3.2, “Technical Services,” of the Agreement, and will include up to ****** **** ***** of support, *******], for the purposes of (i) answering functional questions and resolving reported concerns and (ii) operations support regarding production issues. Any hours requested by Customer in excess of such [****** **** ***** per ***** shall be billed to Customer ** * **** *** ********* ***** ** *** **** ******* ********* ******** ****] (or as otherwise mutually agreed by the parties) in a separate Statement of Work.

Note 3: Commencing as of [******* ** ****], Maintenance and Support Fees will be invoiced [*******] at the rate prescribed in subsection E.1, as specified in the fee table above and will include up to [****** **** ***** of support, *******], for the purposes of (i) answering functional questions and resolving reported concerns and (ii) operations support regarding production issues. Any hours requested by Customer in excess of such [****** **** ***** per ***** shall be billed to Customer ** * **** *** ********* ***** ** ********** **** ******* ********* ******** ****] pursuant to a separate Statement of Work.

Note 4: Customer may discontinue Maintenance and Support at any time; provided, however, Customer shall provide no less than [****** **** *****] written notice (email is sufficient) prior to discontinuing the Maintenance and Support services, effective as of the date on which the Maintenance and Support Fees are discontinued, Customer’s access to the Offer Export/Import Tool will be terminated and will no longer be available in Customer’s environments for Customer’s use. The Maintenance and Support Fee for the [***** *****] of the Maintenance and Support services will be the date the notice of termination.

II.
Interfaces

A.
Video

Description of Item/Unit of Measure	Frequency	Fee
1. Addressable Equipment
a. Startup Services for Supported Analog Interfaces (Note 1)	[*** *******	***** ***** ** ******* *** ****]
b. Processing Changes to existing Addressable Controllers (Note 2)	[*** *******	***** ***** ** ******* *** ****]
c. Startup Services for HITS Digital Interfaces (Note 3)	[*** *******	***** ***** ** ******* *** ****]
d. Startup Services for HITS to Home Digital Interfaces (Note 4)	[*** *******	***** ***** ** ******* *** ****]
e. Startup Services for G.I. ACC4000D Digital Interfaces (Note 5)	[*** *******	***** ***** ** ******* *** ****]
f. Startup Services for Other Supported Digital Interfaces (Note 6)	[*** *******	***** ***** ** ******* *** ****]
g. Fleet Management Interface (Note 10)
i. Startup Services for Fleet Management Interfaces (per [**********, per ****** *********])	[*** *******	*****]
ii. Operations Support (per [*********, per ****** *********])	[*******	*******]
h. PCB Changes (per [*******, per ****** *********]) (Note 7)
i. PCB Changes with Expedite (per [*******, per ****** *********])	[*** *******	*******]
ii. PCB Changes with Special Build (per [*******, *** ****** *********])	[*** *******	*******]

Description of Item/Unit of Measure	Frequency	Fee
2. Video On Demand (VOD)
a. Startup Services for Supported Third Party VOD Applications (Note 8)	[*** *******	***** ***** ** ******* *** ****]
b. Interface Certification Services for Non-Supported Third Party VOD Applications (per [*************]) (Note 9)	[*** *******	***** ***** ** ******* *** ****]
3. Common Billing Interface (“CBI”) Test Lab Support Project (Notes 10-12)
a. Technical and Operational Support	[*******	*********]

Note 1: The startup fees, for supported interfaces to Customer’s analog equipment at the time of conversion to ACP, [*** ******** ** *** ********** ******** ****] as set forth in Section VI. In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the [******* *** **** *****. As a point of clarification, the ******* *** ******* only to the ***** ****** ********* *********** to a ****** ******** ************* ** **********]. Each additional [****** ********* added to the same **** ******** ************* or ********** will be ******** * ********** ****** ***], in accordance with section 1.an of the table above.

Note 2: A processing change relates to either [****** ** ********** **** to an ******** *********** ********** or ****** ** ********** ****** ********* to an ******** *********** **********]. In the event that additional services are required in CSG’s evaluation of the Customer’s environment, in relation to any processing change, a startup fee may apply in lieu of a processing change fee.

Note 3: The startup fees, for Customer’s [****** **********] utilizing the HITS digital interface at the time of conversion to ACP, [*** ******** in the ********** ********]. In the event that Customer requests CSG to provide startup services for any [****** **********] subsequent to the conversion to ACP, the [******* *** **** *****].

Note 4: The startup fees, for Customer’s system principles utilizing the HITS to Home digital interface at the time of conversion to ACP, [*** ******** in the ********** ********]. In the event that Customer requests CSG to provide startup services for any system principles subsequent to the conversion to ACP, the [******* *** **** *****].

Note 5: The startup fees, for interfaces to Customer’s G.I. ACC4000D digital equipment at the time of conversion to ACP, [*** ******** in the ********** ********]. In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the [******* *** **** *****. As a point of clarification, the ******* *** ******* only to the ***** ****** ********* *********** to a ****** ******** ************* or **********. Each additional ****** ********* added to *** **** **** ******** ************* or ********** will be ******** * ********** ****** ***], in accordance with section 1.e of the table above.

Note 6: Startup fees [** *** ******* *** **** ** *** ******** ********, any ******** ***** ***** ********, or any ********** *********** *****]. Such additional costs shall be quoted to Customer at CSG’s then current rates. The startup fees, for interfaces to Customer’s digital equipment at the time of conversion to ACP, [*** ******** in the ********** ********]. In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the [******* *** **** *****]. As a point of clarification, the [******* *** ******* only to the ***** ****** ********* *********** to a ****** ******** ************* or **********]. Each additional [****** ********* added to the same such ******** ************* or ********** will be ******** * ********** ****** ***], in accordance with section 1.f of the table above.

Note 7: Fee applies to PCB changes that are not associated with startup services. Example: [****** * *** ********* **** ** ** ******** *********].

Note 8: The startup fees, for Customer’s [****** **********] utilizing the standard VOD API with a supported third party VOD application at the time of conversion to ACP, [*** ******** in the ********** ********]. In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the [******* *** **** *****].

Note 9: Any interfaces, accomplished by Customer through the standard APIs, must be certified by CSG prior to the integration of such interfaces. The fees set forth above for interface certification [** *** ******* any ********* ********] that may be requested by Customer in relation to the client side integration of Customer’s third party applications. As a point of clarification, the [**** ******** for ******* ********, ******* ********, *** ********* ******** *** ***********] to the fees assessed in relation to certification services.

Note 10: Interface resides in the designated CSG architecture environment in support of Customer and its authorized third party vendor, such that it is capable of supporting communication between the Customer’s workforce automation application and CCS® for the purpose of satisfying the Customer’s business requirements.

Note 11: Includes [****** ********, ********* ******, ********* *******, *********** *******, ******* *******, ******** and ******** *********** and ******* for up to ***** ******** ******** ***********] in the test system principle.

Note 12: The server and network configuration for CBI Test Lab Support Project environment is based on a [******* *********** ****** of **** ******** ******* ************ per ****. Testing volumes greater than **** ******** ******* ************ per **** may have an ****** ** *** ******** ***********. If Customer desires to test volumes greater than **** ******** ******* ************ per ****, additional ********, ******** and ******* ******** *** ** ********. Customer must provide ****** **** ****] prior written notice for increased volume testing and Customer is responsible for costs to upgrade the test environment to support the volume. All volume testing shall be provided pursuant to a mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

B.
High Speed Data

Description of Item/Unit of Measure	Frequency	Fee
1. Startup Services for Supported Third Party HSD Provisioning Applications (Note 1)	[*** *******	***** ***** ** ******* *** ****]
2. Interface Certification Services for Non-Supported Third Party HSD Provisioning Applications (per [*************]) (Note 2)	[*** *******	***** ***** ** ******* *** ****]

Note 1: The startup fees, for Customer’s system principles utilizing the standard HSD provisioning API with a supported third party HSD application at the time of conversion to ACP, [*** ******** in the ********** ********]. In the event that Customer requests CSG to provide such interfaces subsequent to the conversion to ACP, the [******* *** **** *****].

Note 2: HSD provisioning interfaces, accomplished by Customer through the standard HSD provisioning API, must be certified by CSG prior to the integration of such interfaces. The fees set forth above for interface certification [** *** *******] any [********* ********] that may be requested by Customer in relation to the client side integration of Customer’s [***** ***** ************]. As a point of clarification, the [**** ******** for ******* ********, ******* ********, and ********* ********, *** ***********] to the fees assessed in relation to certification services.

C.
CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Installation and Startup (Note 2)	[*** *******]	[*****]

Description of Item/Unit of Measure	Frequency	Fee
2. Interface Development and Technical Services (Note 3)	[*** *******]	[*****]
3. Interface Certification Services for Non-Supported Third Party Applications (per [*************]) (Note 4)	[*** *******]	[*****]
Processing Capacity Tiers	Frequency	Fee
4. SLBOS and ENI Transactions [*** ****** ("***]") (Notes 5-8)
a. Processing Level Phases
b. Initial Transition Phase: Supporting up to 1,500	[*******]	[**********]
c. Final Transition Phase: Supporting up to 2,000	[*******]	[***********]
d. Additional [*** (per *********** ***]) (Note 9)	[*******]	[*********]

Note 1: CSG will support only the current release plus the [***** *** *****] releases of SLBOS at any given time as such versions are defined by CSG, in its sole discretion. If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SLBOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: All installation and startup services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 3: [*****] relates to interface development services and technical services requested by Customer relating to the client side integration of Customer’s third party applications. All interface development services and Technical Services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 4: Any interfaces, accomplished by Customer through any allowable and available SLBOS API and/or ENI API, must be certified by CSG prior to integration of such interfaces. The standard interface certification services shall be quoted using a [***** ***** **** ***** per ***********. Additional fees will be charged to ********* *** ************** into **** ********** ***********; such hours can also be ***** **** *** *** ******** **** ******* ******* ***** of ********* ******** referenced in Section 3.2 of the Agreement. The fees set forth above for interface certification ** *** *******] any Technical Services that may be requested by Customer in relation to the client side integration of Customer’s third party applications. Any services in relation to the client side integration of third party applications and the associated fees shall be set forth in a mutually agreed upon Statement of Work. CSG will not unreasonably withhold certification of any interface.

Note 5: CSG agrees to support a [********** *** ********** *****] approach in relation to Customer’s account migration/conversion schedule as provided by Schedule G Section 3. (a) Conversion Schedule. Additionally, Customer has the option to elect to move to the Final Transition Processing Level Phase at any time during the Initial Transition Phase upon Customer providing CSG with [****** **** ****] prior notice (e-mail shall suffice). CSG will begin invoicing Customer for the Final Transition Processing Level Phase elected by the Customer in the [***** *********** ********* *** *** ** *** ************ ******** *******]. Customer will then continue to be invoiced for the Final Transition Phase through the [********* ****** ** *** ****]. For clarification purposes, once at the Final Transition Phase, Customer may not return to the Initial Transition Phase. As part of the phased TPS processing levels, CSG has agreed to [******* ******** with a ******* ****** for the Initial Transition Phase (“***** ********** ******”). Such ***** ********** ****** is outlined in the table below and **** ** ******* ** *** **** ******* the related Transition Phase *******] support fee is billed. For clarification purposes, the methodology for measuring Customer’s SLBOS TPS processing levels will apply throughout all phases as described in Note 6 below. For further clarification, Additional TPS usage will continue to be invoiced as applicable throughout all phases as prescribed by subsection 4.b (including the associated Note 9).

Transition Phase	Timeframe/Dates	[***** ********** ******

Initial Phase	[***/**** through ********	*****************
Final Phase	******** through ********* ****** ** ****]	***]

Note 6: Customer’s SLBOS TPS processing will be reviewed and adjusted on a [********* ******** basis at the *** of the ****** of ****** ***** ********* *** ******** of **** **** ****** *** **** (or any ******** ****]) of the Agreement and the Transition Assistance Period. For the purpose of determining the TPS processing level applicable to the [**** ******** *******, the ******* ***** *** ************ (as measured ****** per Note 7 below) on **** *** ********* **** for each of the ***** *** ****** of the *********** ******* will be combined to create a list of ******* **** ******** (the “********* *** *********** ****]”). CSG shall provide a copy of the [********* *********** **** to Customer no later than the ***** ***** ******** *** of the ***** *********** following the *** ** *** ******** *******]. The [****** TPS value on the ********* *** *********** **** (“*********** *** *****”) will be the TPS value used to ********* the TPS processing level applicable going forward for the **** ******** ******* (“*** ***]”). CSG will begin invoicing Customer for the [*** *** in the ***** *********** ********* the *** of the ******** *******]. For clarification purposes, SLBOS Fees shall in no event be [**** than the *******] of the TPS processing level supporting up to each TPS level as prescribed by the Transition Phase table in Note 5 specified above.

Note 7: TPS [****** measurements will consist of ******* measurements taken over ***** **** ****** intervals. The ****** interval will be calculated from :** ** :** each **** (e.g., from ***** to *****]). During any [*** *** **** period, the total number of transactions will be counted and then be divided by ***** ******** *** ******* ******* to create the ******] TPS measurements.

Note 8: SLBOS “requests” shall include any upstream transaction that is generated by or on behalf of Customer from either a Customer or a third party application, excluding transactions associated with (i) [*** ***** ***** ************, (ii) ***** ***** ****], (iii) any CSG Products or Services using SLBOS to communicate [*********** **** ***** *** ******** or ********], unless noted otherwise or (iv) [************ ********** with the **** ***********].

Note 9: CSG agrees to provide Customer with a [******* overage rate of $****** per *** until the earlier of i) ****** **** **** ***** the final Site is successfully converted as identified in Schedule G Section 3. (a) Conversion Schedule or ii) ******** *** ****].

D.
SmartLink® BOS Performance Test Environment (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Hardware, Software and Environment Maintenance and Support (Note 2)	[*******	* ********]

Note 1: Dedicated hardware and software to support Customers CSG SmartLink BOS environment necessary to performance test new functionality developed by Customer.

Note 2: Includes maintenance and support of the hardware, software and environment capable of supporting up to ***** [**** ************ per ******]. In the event Customer exceeds [***** **** ************ per *******], the Parties agree to work in good faith to negotiate a commensurate increase to the then current [******] maintenance and support fee.

E.
Voice Services (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Service Order Distribution Interface
a. Startup, implementation, and configuration (per [*********, per ********]) (Note 2)	[*** *******	Quote based on ******* per ****]

Description of Item/Unit of Measure	Frequency	Fee
b. Interface certification services (per [*************])	[*** *******	Quote based on ******* per ****]
c. Maintenance (per [*********])	[********	**********]
d. Operations Support (per [*********, per ******* *******])	[*******	*******]
2. Vertex Tax Access (Telecommunications Tax)
a. Startup	[*** *******	*****]
3. Automated Third Party Verification (TPV) for Voice Services Interface (Note 3)
a. TPV Interface Implementation and Integration Fees (per [*********, per ********])	[********	***********]
b. TPV Interface Certification Fees (per [*************])	[********	**********]
c. Maintenance and Processing Fees (per [*********])	[*******	*********]
4. Usage Interfaces
a. Startup, implementation, and configuration (per [*********, per ********]) (Note 4)	[*** *******	Quote based on ******* per ****]

Note 1: Implementation, startup and certification services and associated fees shall be pursuant to a mutually agreed upon Statement of Work.

Note 2: For purposes of the SODI interface, an “[********” is defined as an *********, between *** and a ****** ******* of a ***** ***** ***********, that ******** the **** ******** in ********** with the ************* and ************* of ********** ***** ******** ************ and that ****** ************* between all ****** ********** and such ****** ******* of such ***** ***** ***********].

Note 3: CSG will support the current Interfaces release version plus the [***** *** ***** ********] of the Interface at any given time. Subject to and consistent with the foregoing sentence, Customer shall be required to periodically upgrade its production version of the Interfaces so as to maintain currency within the Application and ensure CSG’s ability to support the Customer’s version of the Interfaces.

Note 4: For purposes of the usage interface, an “[********” is defined as an *********, between *** and a ****** ******* of a ***** ***** ***********, where **** ****** ******* ******** from such ***** ***** *********** are ********* by *** in ********** with the ************* *** ************* of ********** ***** ******** ************. And, where the result of CSG’s ********** is *** to other *** ********** ******* for ********* ************ and *** *********]. For clarification purposes, this does not include data collection from any network device. Assumes delivery of the data in a mutually agreeable format. Customer is solely responsible for any and all costs in relation to the third party vendor usage collection and mediation solution.

F.
Ordering Services API

Description of Item/Unit of Measure	Frequency	Fee
1. Development and Implementation Fees (Note 1)	[*** *******	*****]
2. Recurring Per-Connected Subscriber Ordering Services API Support Services Fees (Note 2) (Note 5) (Note 6)
a. Up to [**********] Connected Subscribers (Note 3)	[*******	***********]
b. Each Additional [*******] Connected Subscribers (Note 4) (Note 8)	[*******	*******]

Description of Item/Unit of Measure	Frequency	Fee
c. Additional Production Environment Servers [**** ***] Additional Servers Fees; i.e., [*** ***] for each CSG data center) (Note 7) (Note 8)	[*******	*******]

Note 1: Development and Implementation of additional functionality of the Ordering Services API and associated fees provided pursuant to a mutually agreed upon Statement of Work or Change Order.

Note 2: Recurring Per-Connected Subscriber Ordering Services API Support Services Fees include Customer’s consumption of CSG’s Ordering Services API from Customer’s Connected Subscribers via the following Customer channels:

(i) [***** */* ******* *********** *******) via Customer’s Customer Service Representatives; and

(ii) ******* ******* for ****** ****** *** ********** ********* *********** via ********** *******; and

(iii) ********** ******* for ********** *** *********** via ********** ********** ***********] collectively, the Customer channels consuming Ordering Services API.

Note 3: CSG and Customer have agreed CSG will provide Customer with a [******* ****** of ********** for ****** **** ****** commencing ******** **** through ******** ****. Each such ****** will be ******* to the **** ******* for which the associated ******* *** ** ********].

Note 4: In the event the number of Customer’s Connected Subscribers exceeds [********** during any ******** *****], the fees specified above as “Each Additional [*******] Connected Subscribers Fees” shall apply; for example, if the Connected Subscriber count is [**********], CSG will invoice Customer and Customer will pay CSG [***********]; if the Connected Subscriber count is [**********], CSG will invoice Customer and Customer will pay CSG [*********** * *******].

Note 5: The Recurring Per-Connected Subscriber Ordering Services API Support Services Fees, referenced above, will be subject to the [******] adjustment for fees, pursuant to Section 5.3 of the Agreement commencing [******* ** ****].

Note 6: Recurring Per-Connected Subscriber Ordering Services API Support Services are required for Customer’s on-going use of the Ordering Services API.

Note 7: Production environment is currently sized for [*** *** *******] in each of CSG’s data centers for a total of [****** **** *******].

Note 8: Following activation of the [******* and ********** ********] or any further mutually agreed upon additional Customer channels, CSG and Customer agree to review Ordering Services API volume on an as needed basis but in any event no [**** than an ****** ***** in ******* of each ******** ****] to evaluate appropriate sizing of [*******] based on Customer’s then-current Ordering Services API volume. Additional servers will be added as agreed by the parties (email is sufficient) pursuant to the fees specified for the Additional Production Environment Servers fees in 2(c) above.

III.
Payment Procurement

A.
Direct Solutions (Print and Mail; Alternate Communication Delivery)

Description of Item/Unit of Measure	Frequency	Fee
1. Startup:
a. Startup for Letters
1. Connected Subscribers (Note 1)	[*** *******	*****]
2. Non-ACP Subscribers	[*** *******	*****]
3. Recipients	[*** *******	*****]
b. Addition of System Principle to Existing Format (minimum fee) (Note 3)	[*** *******	*********]

Description of Item/Unit of Measure	Frequency	Fee
c. Ad Page (Note 4)	[*** *******	*******]
d. Startup for Communication Builder
1. Connected Subscribers	[*** *******	*****]
2. Non-ACP Subscribers	[*** *******	*****]
e. Startup for Past Due Notices ([********* *********** ****])
1. Generic Format	[*** *******	** ******]
2. Generic Enhanced Format (minimum fee) (per [*******]) (Note 3)	[*** *******	*******]
3. Modified Generic/Bilingual Format (minimum fee) (per [********]) (Note 3) (Note 7)	[*** *******	*********]
4. Custom Enhanced Format (per [*******]) (MSO level) (Note 2)	[*** *******	*****]
5. Addition of System/Principle to Existing Format (minimum fee) (Note 3)	[*** *******	*******]
2. Statement Processing (Note 17)
a.
[*****] Physical Page (Duplex, Black Print Only). Includes laser imaging, mail handling and automated insertion of statement page and remittance envelope (if any). Excludes Materials and postage (per [*********, per ****** *********]).
	[ *******	*******]
b. [**********] Physical Page (Duplex, Black Print Only). Includes laser imaging and automated insertion of statement page. Excludes Materials (per [******** ****, per ****** ********]). (Note 5)	[*******	*******]
c. Additional Logical Page-Ad -Grayscale Ad Pages (uptick to Additional Physical Page) (per [******* ****, per ****** *********]) (Note 6)	[*******	*******]
d. Composition Fee – for data processing and statement composition where printing is suppressed (per [********** *********, per ****** *********])	[*******	*******]
e. Electronic Only Ad Page Fee, per [***** ****] (Note 8) (Note 9)	[*******	*******]
f. Statement Composition Capacity (Note 10) (Note 11)

Description of Item/Unit of Measure	Frequency	Fee
1. Setup and Implementation Fees	[********	*****]
2. Support and Maintenance Fees (Note 11)	[*******	*********]
3. SmartColor Printing (Note 14) (Note 17) (Note 45)
a. Set-Up Fee (Note 13)	[*** ****	*****]
b. Print Processing Fee - up to and including [****** ******* ****) ink saturation (per ******** ****]) (Note 12)	[*******	*******]
c. Print Processing Fee for ink saturation in excess of [****** ******* ****) and up to and ********* ****** ******* ****) (per ******** ****]) (Note 12)	[*******	*******]
d. Additional Logical Page -SmartColor Ad Pages (uptick to Additional Physical Page) (per [******* ****, per ****** *********]) (Note 6)	[*******	*******]
4. Letters Processing & Alternate Communication Delivery (Note 17)
a.
[***** Physical Page (Simplex or Duplex, Black Print Only) (includes ********* of ******** ****, and ********** ********, if any, ******* ********* for **** ************* and **** ********) (excludes *****, ********* and *******) (per ******** ****])
	[*******	*******]
b. Additional Physical Page (Simplex or Duplex Black Print Only) (excludes [*****) (per ******** ****]) (Note 5)	[*******	*******]
c. Additional Logical Page-Ad Page (uptick to Additional Physical Page) (per [******* ****]) (Note 6)	[*******	*******]
d. Communication Builder User Interface Access	[*******	******** ** **** *****]
e. Alternate Communication Delivery Fees (per [*****])	[*******	*******]
5. Past Due Notice Processing (Connected Subscribers Only)
a. First Physical Page (Duplex) (Includes [******* ****** ******* ******* ********* ******* ********** ********* and ********* ** ******** **** and ********** *********	[*******	*******]

Description of Item/Unit of Measure	Frequency	Fee
******* ********* for **** ************* and **** ********) (Excludes *******) (per ******, per ****** *********])
b. Additional Physical Page (Black Print Only; (Includes [******* ***** and ********* of ******** ****) (per ******** ****, per ****** *********]) (Note 5)	[*******	*******]
c. Additional Logical Page-Ad (uptick to Additional Physical Page) (per [******* ****, per ****** *********]) (Note 6)	[*******	*******]
d. Modified Generic/Bilingual Revision Charge (Note 15)	[*** **********	*******]
6. Delinquency Labels
a. Spooled to site (per [*****, per ****** *********])	[*** *******	*******]
b. Reports (per [******, per ****** *********) (*******] minimum)	[*** *******	******]
7. Inserts
a. Printing Services	[*** *******	*****]
b. Processing (maximum of [**** *** ******* per *********])
1. Non-CSG Printed Inserts – machine insertion (per [******, per ****** *********]).	[*******	*******]
2. CSG Printed Inserts – machine insertion (per [******, per ****** *********])	[*******	*******]
c. Manual Insertion Fee (statements of more than [****** (**) ******** ***** if ******* or **** *** ******** ***** if ********) (per *********, per ****** *********]).	[*******	*******]
d. Late Insert Notification (per [*******, per ****** *********])	[*** **********	*******]
e. Late Arrival of Non-CSG Printed Inserts (per [*******, per ****** *********])	[*** **********	*******]
f. Cancel/Reschedule LOA	[*** **********	*******]
g. Holds or Notification of Insufficient Inserts (per [****** *********])	[*** **********	*******]

Description of Item/Unit of Measure	Frequency	Fee
h. Returns to Customer (handling fee, excluding [******** *****) (per ****** *********])	[*** **********	******]
i. Destruction of Inserts: (per [***** *******; minimum of ***** *******; volumes rounded to next highest ********) (per ****** *********])	[*** *******	******]
j. Insert Banding	[*** ***** *******	*****]
k. Affidavit (per [*******, per ***** per ****** *********]) (Note 16)	[*** *******	******]
8. Materials (Note 17)
a. Paper – 20# or 24# Plain White, with or without perforation*
1. Connected Subscribers	[****	*******]
2. Non-ACP Subscribers	[****	*******]
b. Other Paper	[****	*****]
c. Envelopes
1. Carrier
i. #10 Carrier Envelope – CSG standard #10 carrier envelope with one poly-covered window
1. Connected Subscribers	[********	*******]
2. Non-ACP Subscribers	[********	*******]
ii. Customer Letter Carrier Envelopes (CSG-CA41829, CHR-CC69611, CHR-CC69893, CSG-CA69781)
1. Connected Subscribers	[********	*******]
2. Non-ACP Subscribers	[********	*******]
iii. Customer Letter Carrier Envelopes (15301 SFTY_10)	[********	*******]
iv. 6 x 9 Bi-fold Envelope (ESP-66623)	[********	*******]
v. Flat Envelope (MID-53111)	[********	*******]
vi. Expandable Box (CSG-BX43320)	[***	*******]
vii. Other Carrier Envelopes	[****	*****]
2. Remittance Envelopes

Description of Item/Unit of Measure	Frequency	Fee
i. #9 Remittance Envelope – CSG standard #9 envelope with one open window
1. Connected Subscribers	[********	*******]
2. Non-ACP Subscribers	[********	*******]
ii. Remittance Envelope (CSG-RE41434)	[********	*******]
iii. Other Remittance Envelopes	[********	*****]
iv. Selectable Remittance (BRE) Envelope Credit (Connected Subscribers only) (for statements and customer letters)	[********	*********]
v. Remittance Envelope (CSG standard #9 (CSG ESP 51935) (Note 18)	[********	*******]
9. Other Print and Mail Ancillary Service Fees
a. Braille and Large Print Statements
1. Startup (Note 25)	[*** *******	*****]
2. Monthly Processing (per [*********]) (Note 23)	[*******	*******]
3. Data File Restoration (Note 24)	[*** *******	******]
b. Mail Trace
1. Mail Trace – Start-up (Note 19)	[*** *******	*********]
2. Processing Fee (per [*********])	[*******	*******]
3. Optional Automated Delinquency Delay Service (per [*********]) (Note 20)	[*******	*******]
4. Mail Trace – Data File Restoration (Note 21)	[*** *******	******]
5. Mail Trace Mailer ID (MID) Fee (Note 22)	[*******	*******]
6. Vantage
i. Loading of Optional Mail Trace Tables to Vantage (per [******])	[*** *******	*********]
ii. Disk Storage (per [********]) for Optional Mail Trace Table	[*******	******** ** ***]
c. Householding Document Fee (per [************ ********,	[*******	*******]

Description of Item/Unit of Measure	Frequency	Fee
per ****** *********]) (applicable to Non-ACP Subscribers only) (Note 26)
d. Data Storage (Non-ACP Subscribers only)	[*******	*******]
e. Subscriber Data Report (Non-ACP Subscribers only)	[*** *******	*********]
f. Statement Tax Data Extract
i. Development and Implementation (Note 27)	[********	*****]
ii. Maintenance and Support Services (Note 28) (Note 29)	[*******	*********]
iii. Maintenance and Support services: QAHA, QAKA and QA3A Test Environment regions of CTER (Note 28) (Note 29)	[*******	*********]
10. Postal Endorsement
a. Address Change Service (connected and disconnected customers) (per [*******] updated) (Connected Subscribers Only)	[*** *******	*******]
b. USPS NCOA Link (Non-ACP Subscribers Only)	[******* ******	*******]
11. Support Services
a. Marketing/Creative Services Support (per person, per hour)	[*** *******	*******]
b. Statement Design Consultation (per person, per hour)	[*** *******	*******]
c. De-conversion Fee	[*** *******	*****]
12. Message Manager
a. Set-up Fee (Note 31)	[*** ****	*****]
b. Message Manager Processing Fee (per composed statement) (per system principle)	[*******	*******]
13. Document Archival – Statement Express API, Exact View API, InView (Note 32)
a. Statement Express API (Connected Subscribers Only) – [****** **** ******] on-line access and retrieval	[*******	******** ** ***]
b. Exact View API (Non-ACP Subscribers Only)
1. Start-up	[*** *******	*****]
2. [****** **** ****** on-line access and retrieval (per **** *****, per ****** *********])	[*******	*******]
c. InView

Description of Item/Unit of Measure	Frequency	Fee
1. CSG InView Processing and Statement Image Storage for [***** **** ******] (Standard Data Retention Period) (Note 33)
i. Connected Subscribers (per [*********])	[*******	******** ** ***]
ii. Non-ACP Subscribers (per [*********])	[*******	*******]
2. Extended Annual Retention Connected and Non-ACP Subscribers (per [*********]) (Note 34)	[********	*******]
14. Postage
a. Statements (per [********* *******, per ****** *********])	[*******	****** *******]
b. Customer Letters (per [****** *******, per ****** *********])	[*******	******** ************* ****]
c. Customer Letters – Standard Rate Mail (Non-ACP Subscribers only) (per [****** *******, per ****** *********]) (Note 35) (Note 36)	[*******	****** *******]
d. Past Due Notices and Reminders (per [****** *******, per ****** *********])	[*******	******** ************* ****]
15. CSG Composed XML Output
a. Implementation and set up (Note 37)	[********	*****]
b. Recurring Per-Connected Subscriber CSG Composed XML Output Services Fees (Note 38) (Note 39)
1. Up to [********** Connected Subscribers	[*******	**********]
2. Additional Blocks of [*******] Connected Subscribers	[*******	*******]
16. Near Real Time Digital Billing Composition Service
a. Near Real Time Digital Billing Composition Service Implementation Fees (Note 41)	[********	*****]
b. Near Real Time Digital Billing Composition Service Transaction Fees (inclusive of [******* and	[*******

Description of Item/Unit of Measure	Frequency	Fee
***********]) (Note 42) (Note 43) (Note 44)
- 0 to [*********] transactions	[*******	**********]
- [********* to **********] transactions	[*******	**********]
- [********** to **********] transactions	[*******	**********]
- [******* than **********] transactions		*****]

Note 1: In the event Customer requests additional startup services such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 2: The custom format/layout fee for Enhanced Past Due Notices would apply to [********* *** *** ********** ************* ** *** ******* ************* **** **** ******* ** *** ******* ************* *********** and that would require ********** *********** ** ***. Such ********** ***********] shall be provided by CSG at the Development and Programming rate, as set forth in this Schedule F.

Note 3: This fee includes [*** *** **** ** ******* **** to create the Ad Page for increments of *** *** ****** **********] at one time.

Note 4: The Generic and Modified Generic/Bilingual format/layout includes a certain level of flexibility that Customers utilize in establishing their design. Included is [*** **** of ****************** ******** ******* for set up of ********. Any additional time required is billed at the ****************** ******** ******* ******] fee. In the event that the level of modifications requested by the Customer exceeds those included in these formats/layouts, additional fees will apply.

Note 5: An additional physical page means text items, such as billing details or system-generated statement messages that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the statement message module and no programmer intervention. The page may include static company information, such as, policies and procedures, payment locations, franchise authorities, etc. If Customer is using AESP or Enhanced Past Due Notices, only graphics from the AESP graphics library may be used on the additional physical page (setup and changes to this page are billed at the [*********** *** *********** ****], as set forth in this Schedule F). If Customer is using AESP or Enhanced Past Due Notices, the additional physical page has duplex capability.

Note 6: Additional Logical Page - Ad Page is only available for customers using AESP or Enhanced Past Due Notices. An ad page/coupon page means targeted messages, coupons or advertisements using text, graphics and coupon borders generated on an additional logical page. A logical page is one side of a physical page. No reverses or dark photos may be used. This page may be duplexed, but only text may be printed on the back side. Setup and changes to this page are billed at the [*********** *** *********** ****], as set forth in this Schedule F. If the ad page/coupon page is printed on an additional physical page, Customer shall be charged the Additional Physical Page rate, as set forth in the table above.

Note 7: In the event a customer wants to revise the labels on an existing Modified Generic/Bilingual format, they will be charged for changes made to each format. The charges cover a maximum of [*** *** ****** **********].

Note 8: The Electronic Only Ad Page Fee, above, includes storage of the Electronic Only Pages in PDF format which may enable clickable components (e.g. URL, clickable graphics, etc.) to be selected and placed by Customer on the Electronic Only Ad Page for Customer’s use with its Subscribers. Each Electronic Only Ad Page will be stored by CSG and available to Customer for a period of [***** **** ****] from the date of such Electronic only Ad Page is available to Customer (the “Storage Period”). Following the expiration of the Storage Period, the applicable Electronic Only Ad Page will not be available to Customer.

Note 9: Support Services for the Electronic Only Ad Page functionality shall be pursuant to section 11.b. Support Services for Statement Design Consultation," of Schedule F, "FEES," CSG SERVICES, Section III., Payment Procurement, Direct solutions (Print and Mail).

Note 10: In the event Customer requests additional implementation and set up services for the Statement Composition Capacity such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 11: Statement Composition Capacity shall mean the capacity provided pursuant to the requirements developed and approved to support the Composition Capacity SOW, which shall not include cycle loading or Customer acquisitions. In the event Customer adds additional volume which necessitates CSG requiring additional capacity beyond the Statement Composition Capacity, CSG shall notify Customer [****** **** *** ******** ****] and the parties shall mutually agree upon terms and conditions to provide Customer with necessary capacity to support increased statement volumes.

Note 12: SmartColor Printing fees are in addition to all other fees, including fees for Statement Processing.

Note 13: In the event Customer requests additional set-up services for SmartColor Printing such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 14: CSG shall [*** ****** Customer for the ******** and ********** ********, including *** *********** and **************, necessary for CSG to accept Customer’s ********* **** (**** **** ******) in order to *******, ***** and **** *** ******** **** ********** ***** Customer’s existing ********** ********* ******, and to electronically ******* Customer’s ******* and ***** ********** **** **********]. Such services shall be limited to sites/markets of Customer not currently processing on CSG’s billing platform. Any other [******** ***/** ********** ******** requested by Customer, or any requests by Customer to **** *************] to Customer’s existing SmartColor statement format shall be subject to Customer’s then-current rate for such services. Further, any requests by Customer received after completion of the [********** ******** and upon ********** of the first “****” **** **** **** *********] for each site/market shall be subject to Customer’s then-current rate for such services. All start-up and conversion services, and the associated fees, if any, shall be set forth in a mutually agreed upon Statement of Work.

Note 15: In the event a customer wants to revise the labels on an existing Modified Generic/Bilingual format, they will be charged for changes made to each format. The charges cover a maximum of [*** (*) ****** **********].

Note 16: An affidavit is an official statement from CSG Insert Control giving affirmation to the number of statements inserted with any particular insert. This statement includes the cycle dates for which the insert was run.

Note 17: For invoicing purposes only, for applicable Letters for Connected Subscribers, Non-ACP Subscribers and recipients, the following shall apply:

•
Materials as reflected in 8.a.1 (paper), 8.c.1.i.1 (carrier envelope), and 8.c.2.i.1 (remit envelope) shall be added to the Statement Processing First Physical Page processing fee as reflected in 2.a.
•
Materials as reflected in 8.a.1 (paper), shall be added to the Statement Processing Additional Physical Page processing fee as reflected in 2.b.
•
Materials as reflected in 8.a.1 (paper), 8.c.1.i.1 (carrier envelope), and 8.c.2.i.1 (remit envelope) shall be added to the First Physical Page processing fees of applicable Letters as reflected in 4.a.
•
Materials as reflected in 8.a.1 (paper), shall be added to the Additional Physical Page processing fees to both the Statement and applicable Letters as reflected in 4.b.

SmartColor Print Processing fees as reflected, respectively, in 3.b and 3.c.shall be added to both the Statement and the Letters Processing First Physical Page fees as reflected in 2.a and 4.a.and in the Statement and the Letters Processing Additional Physical Page fee as reflected in 2.b. and 4.b.

Note 18: The fee is an uptick to the fee that Customer is currently paying for generic #9 remittance envelope with an open window.

Note 19: Mail Trace gives Customer the ability to track mail pieces through the USPS by adding a bar code to the statement. The set-up charge is for a single statement format for all system principles and includes redesign of statement format, set-up of user hierarchies and generation of daily scan data files. Customer can elect to track outbound, inbound, or both.

Note 20: Additional RIM (Remit in Mail) fields in CCS® allow Customer to (i) select which delinquency actions to suspend, and (ii) identify the time period for suspension; provides Customer with additional RIM fields in SSB_TABLE in CSG Vantage® that correspond to the S12 screen and are updated once a day with nightly cycle. Fields include:

(a)
RIM_CNT_SBB: Shows the number of remits CSG has received for the account.
(b)
RIM_CURR_DTE_SBB: Shows the date of the most recent remit that CSG has received.
(c)
RIM_ORIG_DTE_SBB: Identifies the date of the first remit that CSG received.

Note 21: The [***** flat file is available to Customers for *********** **** *****]. Thereafter, files are archived for [****** **** ****]. Should Customer require CSG to restore an archived data file, Customer shall pay the Data File Restoration fee.

Note 22: The Mail Trace MID (Mailer ID) Fee is a USPS subscription fee for the CONFIRM service. Customer may have more than one MID, in which case Customer shall pay the [******] fee for each MID. The fee reflected above is the then-current rate from the [**** (which is a ************ ***). In the event the **** either ********* or ********* this ***, *** ***** **** *** ***** ** **** ***** **** ******* ** ********]

Note 23: The [*******] data frame charge is assessed against the statement data frame count excluding full backer pages, full ad pages and blank pages. If a backer page or ad page contains subscriber statement data, it will be counted as a billable data frame.

Note 24: PDF data files are available for a period of [***** *** ****]. Thereafter, files are archived. In the event CSG is asked to restore an archived data file, Customer shall pay the Data File Restoration Fee.

Note 25: Braille and large print statements are not printed by CSG. Customer must contract with a third party print vendor who can provide print processing for Braille and large print statements. CSG can provide the contact information for a preferred provider upon Customer request.

Note 26: Householding combines two different document types (e.g. statement/letter that could be mailed individually) into one envelope for mailing.

Note 27: In the event Customer requests additional implementation and set up services for CSG Statement Tax Data Extract such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 28: Maintenance and Support Fees will include up to [*** **** ***** of support, *******], for the purposes of (i) answering functional questions and resolving reported concerns and (ii) operations support regarding production issues. Any hours requested by Customer in excess of such [*** **** ***** per *****] shall be billed to Customer on a time and materials basis at the then current Technical Services Rate (or as otherwise mutually agreed by the parties) in a separate Statement of Work. For purposes of clarification, Maintenance and Support Fees will not include pre-release testing or changes required by use of new features, functions, products, or substantive configuration changes.

Note 29: Maintenance and Support Fees for Production Environment will be invoiced [*******, commencing in the ***** **** *****] following CSG’s delivery of the Enhancement, as defined in the Statement Tax Data Extract SOW, at the rate of [********* per *****]. Maintenance and Support Fees for the Test Environment regions of CTER will be invoiced [*******, commencing in the ***** **** *****] following CSG’s delivery of the Enhancement, as defined in the Statement Tax Data Extract SOW, at the rate of [********* per *****]. Customer may discontinue Maintenance and Support Services for either or both Production and/or Test Environments at [*** ****]; provided, however, Customer shall provide no less than [****** **** *****] written notice (email is sufficient) prior to discontinuing the Maintenance and Support Services, and Customer shall concurrently discontinue use of the Statement Tax Data Extract Service. The Maintenance and Support Services fees for the [***** ***** of the Maintenance and Support Services will be *********] through the date on which the Maintenance and Support Services provided to Customer shall cease and no longer be available.

Note 30: RESERVED.

Note 31: In the event Customer requests additional start up services for Message Manager such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 32: Customers will receive a maximum of [***** ******* **** ******* ******** (*********]) Image pulls for Statements (“PDF Statement Pulls”) per [******** *****] via the Statement Express and Exact View APIs (“Initial API Capacity”). If Customers’ aggregate [******* ******] of PDF Statement Pulls increases to [****** ******* *****] of the Initial API Capacity, CSG shall notify Customer in writing (email shall be sufficient). If during any calendar month, Customer’s aggregate [*******] PDF Statement Pull volume exceeds the Initial API Capacity, CSG shall invoice and Customer will pay fees of [******* per ***** for each increment of *** ******* *** ******* ****** ******** (*********]) PDF Statement Pulls in excess of the Initial API Capacity (“API Fees”). For clarification purposes, only PDF Statement Pulls via the Statement Express and Exact View APIs will count toward the Initial API Capacity and any volume in excess of the Initial API Capacity. Further any PDF Statement Pulls other than through the Statement Express and Exact View APIs and/or in conjunction with ACSR will not count toward the PDF Statement Pull volumes.

Note 33: CSG shall provide CSG InView in lieu of statement archival on CD ROM/DVD. InView is also available for Customer’s Customer Letters. Invoiced monthly to Customer Commencing in the month following implementation of InView.

Note 34: This fee will be applicable and invoiced to Customer commencing the [***** ***** of **** **** following the ******** ****** *****] following Customer's access to any such document image. For example, a statement document set by Customer beyond the Standard Data Retention Period will incur the Extension Annual Fees for the applicable statement documents in [***** ********* **** and again in ***** ************* ****], etc.

Note 35: General mail delivery for standard rate mail is [***** *** to ****** **** ****. CSG’s current cost is ******* per ******** ****** ******]. This rate is subject to change at any time based on changes to [**** ****** *****].

Note 36: With respect to any materials and inserts Customer provides to CSG, Customer must abide by the Content Standards for Standard Mail Letters guidelines set forth by the USPS in the Domestic Mail Manual, which can be found at the USPS’s website (http://pe.usps.gov/dmn300/243.htm), including but not limited to provisions related to hazardous materials.

Note 37: In the event Customer requests additional implementation and set up services for CSG Composed XML Output such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 38 For purposes of the CSG Composed XML Output Services, CSG shall invoice and Customer shall pay CSG the Recurring Per-Connected Subscriber CSG Composed XML Output Services Fees pursuant to each then current Connected Subscriber level (as measured within a [******** *****]); provided, however, in no event shall the Recurring Per-Connected Subscriber CSG Composed XML Output Services Fees be [**** than *** **** ********* ** **** *** ** *** *** ***** ***** (the “************* ********** **** *******]”).

Note 39: Composed XML Output will be stored and available to Customer for retrieval by Customer from the API for a [******* ******** **** ***** ******].

Note 40: RESERVED.

Note 41: In the event Customer requests additional implementation, configuration or deployment services for the Near Real Time Billing Composition Service such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work. Any additional Use Cases requested by Customer, will require a separate Statement of Work and may incur implementation fees as additional functionality/enhancements to the Near Real Time Digital Billing Composition Services.

Note: 42: Transaction volume shall be calculated based on the number of messages received into the Near Real Time Digital Billing Composition Service initiated from upstream or downstream systems, Products, Services or applications [** * ******* *****]. A “transaction” for the purpose of this Service is defined as an initiator of processing execution for the Near Real Time Digital Billing Composition Service. “Upstream” for the purpose of the Digital Billing Composition Service is defined as a system which will initiate communication to the Near Real Time Digital

Billing Composition Service and “downstream” for the purpose of this Service is defined as a system from which the Near Real Time Digital Billing Composition Service will initiate communication. Batch file processing shall count each record as an individual transaction.

Note 43: The Near Real Time Digital Billing Composition Service Transaction Fee shall be a cumulative calculation based upon the applicable [******* ************. For example, if during a *** *** ***** period Customer’s transaction count is *** ******* *********** transactions, Customer will be invoiced **********; if Customer’s transaction count is *** ******* **** ******* ******** *********** transactions, Customer will be invoiced **********]. If in a subsequent month Customer’s transaction count decreases to a lower tier, Customer will be invoiced the [***** ****** ***** ** *** ****** ****** ** ************ ** **** *****].

Note 44: Customer agrees to utilize Near Real Time Digital Billing Composition Service in production for a [******* ** ********** **** *********** ******] (the “Minimum Use Period”). If Customer fails to achieve the Minimum Use Period as a result of discontinued use or as a result of the expiration of the Term of the Agreement, in addition to all other amounts then due and owing to CSG, Customer will pay to CSG an amount equal to the then-current [****** ******* **** ***** ***** *** ****** ** ****** ********* ** *** ******* *** ******]. For clarification purposes and as an example, if Customer discontinues use of Near Real Time Digital Billing Composition Service [*********** **** ****** after commencement of the Service, Customer agrees to pay CSG for *** ********** ****** **** ****** ** *** **** ******* ****** ******* **** ***** ****** ****** **** * *** ****** ******* **** ******].

Note 45: Should an event require activation of CSG’s disaster recovery plan, or in the event of an unforeseen or unplanned outage that prohibits SmartColor Printing, (a) CSG will use commercially reasonable efforts to continue printing in color using SmartColor Printing, although colors may vary slightly. If unable to do so, (b) CSG will notify Client and, thereafter, statements will be printed using black/white print technology. In such event(s), Client shall not be charged the SmartColor Printing fee (if applicable) for the statements printed using black/white print technology.

B.
Precision eMail®

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation
a. Implementation Fee (Note 1)	[*** ****	**********]
2. Recurring Fees
a. [******] Subscription Fee (Note 2)	[********	**********]
b. Bundle Fees Based on [****** ******* ******], No Attachments (Note 3-5)
i. [********** ******** per ********* *****; overage fee ******* per ********* *****])	[********	***********]
ii. [********** ******** per ********* *****; overage fee ******* per ********* *****])	[********	***********]
iii. [********** ******** per ********* *****; overage fee ******* per ********* *****])	[********	***********]
iv. [********** ******** per ********* *****; overage fee ******* per ********* *****])	[********	***********]
v. [********** ******** per ********* *****; overage fee ******* per ********* *****])	[********	***********]
3. Professional Services	[*** ****	*****]

Note 1: Precision eMail will be implemented in accordance with a mutually agreed upon Statement of Work, which will include timeframes for performance of implementation of the Service.

Note 2: The [****** Subscription Fee shall be waived in the event Customer’s ****** ******* ****** is **********] or greater.

Note 3: Precision eMail bundles are sold in [****** *******; for example: **** ******* ****** ****** **** = ***********].

Note 4: Overage fee will be invoiced [******* to Customer and will apply if Customer exceeds its ****** ****** without purchasing a *** ******].

Note 5: Precision eMail must be used within the [****** **** ***** ******].

C.
Precision eCare® - Consolidator Services

Description of Item/Unit of Measure	Frequency	Fee
• Installation Services (per [************* *********) (Note 1) (Note 2)	*** *******	*****]
• Consolidator Services (per [***********) (Note 3) (Note 4)	*******	*******]

Note 1: Set up and implementation services and associated fees shall be pursuant to a mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

Note 2: For purposes of this service, Participating Affiliate is defined as a single entity with a single website with which Precision eCare will be integrated. In the event Customer desires Precision eCare - Consolidator Services installations in conjunction with more than one website, one instance of Precision eCare - Consolidator Services will be required for each Participating Affiliate. Participating Affiliates acknowledge and agree to the following: (i) each Participating Affiliate shall have use of one (1) instance of Precision eCare - Consolidator Services for all of its system principles; and Customer shall define one (1) name that applies to each Participating Affiliate and all of its system principles. Customer shall have one single statement format (one (1) web presentment view of the statement).

Note 3: “[***********” is defined as a **** ***********. Customer will be charged a *********** Fee for every ******* ****** sent, by CSG on behalf of the Customer, to the Consolidator Services provider each *****].

Note 4: Up to [*** ******* ***** ******** ********* ******* transactions are ******** in the ***]. (Not available for Legacy TWC, Legacy BHN, Oceanic, Non-ACP Subscribers or the approximately [***] subscribers identified in Schedule G. Section 3. (a) Conversion Schedule, which prior to conversion were previously being supported by another billing processor provider). In the event Customer wishes to use this Service for such Converted Connected Subscribers, the Parties shall execute an amendment for the provision and consumption of such Services). For clarification purposes Mastercard Consolidator Services [***** *** ** ******** in ***].

D. Precision eCare® Payment Kiosks (Note 6)

Description of Item/Unit of Measure	Frequency	Fee
1. Kiosk Unit Purchase and Deployment Fees (per [***** ****]; includes installation, configuration, Warranty (Note 1)	[********	*****
2. Kiosk Software Support Services Fees (per [***** ****]) (Note 2) (Note 7)
a. Tier I – up to and including [*** ******* *****] units in service	[*******	*******]
b. Tier II – [*** ******* *** ***** units up to and including **** ******* *********** *****] units in service	[*******	*******]
c. Tier III – [**** ******* ***** units up to and including ***** ******* ********** *****] units in service	[*******	*******]
d. Tier IV – [***** ******* ***** ***** units up to and including **** ******* *********** *****] units in service	[*******	*******]
e. Tier V – [*** ******** *******] or more units in service	[*******	*******]
3. Customer-specific Graphic Design Fees (for front and side graphics; per [***** ****]) (Note 3)	[********	*******]
4. Kiosk Equipment Upgrades; Replacement Hardware Component Parts/Component Kit (Note 4)	[*** *******	*** ***** ** *** ************ ********* ***** ****]
5. EMV Upgrade Fees (Note 5)
a. Additional Kiosk Units delivered to Customer that have been designed for EMV retrofit prior to delivery to Customer	[*** ***** ****	*** ** ****** *********]
b. Existing Kiosk Units and Additional Kiosk Units delivered to Customer that have not been designed for EMV retrofit prior to delivery to Customer	[*** ***** ****	*** ** ****** *********]
6. Benchmark Service Kiosk Units Warranty Upgrade (Note 8)	[*** ***** ****; ********	*********]

Note 1: The quoted price applies to the Hardware Components (as defined below) and the Kiosk Software (as defined in Attachment D to Exhibit C-4(a)) and includes the Warranty for the Warranty Period (as defined in Section 1 of “Additional Warranty Terms,” of Exhibit 1 to Exhibit Attachment D, “Warranty,” of Exhibit Attachment D to Exhibit C-4(a) of the Agreement) commencing upon the date of delivery of the Kiosk Unit(s) to Customer's designated location(s). Desired upgrades to Hardware Components of the Kiosk Unit (other than the EMV Upgrade as defined in Note 5 below) are available to Customers at the price applicable pursuant to Note 4 below (Kiosk Equipment Upgrades; Replacement Hardware Component Parts/Component Kit) or, if the requested upgrade or part or component requested by Customer(s) is not set forth therein, on a “per [*****]” basis which shall be incorporated into a Statement of Work for implementation, support or other technical services associated with the Hardware Components and/or associated accessory or additional equipment. The [****** *****] for a Kiosk Unit also includes all travel and related expenses associated with the installation and configuration of the Kiosk Unit and with performance of the Warranty services. CSG and the applicable Customer shall execute a mutually agreed upon Statement of Work for such Kiosk Unit purchase(s) to reflect the agreed upon purchase price, the then-applicable Thinman Specifications or Benchmark Series Specification, as applicable (as defined in each such applicable Statement of Work) and Kiosk Software Specifications (as defined in Attachment D of Exhibit C-4(a)) as well as delivery, implementation and acceptance testing specifics. As used herein, the term “Hardware Components” means, collectively, the Existing Kiosk Hardware Components (as defined in in Attachment D of Exhibit C-4(a)) and the Additional Kiosk Hardware Components (as defined in Attachment D of Exhibit C-4(a)).

Note 2: Kiosk Software Support Services Fees include Kiosk Software maintenance and support in accordance with Schedule H of the Agreement and future Updates and CSG defined enhancements specific to CSG’s Kiosk Software (collectively, “Kiosk Software Support Services”). For avoidance of doubt, Customer may, at its option, purchase Kiosk Software Support Services after the expiration of the Warranty for some or all of the Benchmark Series Kiosk Units and/or any such Additional Kiosk Unit and/or the Existing Kiosk Unit on which the Kiosk Software is loaded. The Kiosk Software Support Fees for each Kiosk Unit will be [******** *******] following Customer's Acceptance (as defined in the applicable Statements of Work between CSG and Customer for the period commencing as of the date of delivery of each such Kiosk Unit to Customer's designated location pursuant to the Agreement; provided however, if implementation of a Kiosk Unit is delayed due to CSG or Hardware TPV-caused issues, then the commencement date of the initial Kiosk Software Support Services term shall instead be the date of Acceptance of such Kiosk Unit. If following the Warranty Period, a Customer terminates use of a Kiosk Unit in accordance with the Agreement and such termination date is effective during a [******* ******* ******, CSG will **** Customer the Software Support Services Fees for the portion of the ***** that the Software Support is provided, ********** *** *******] period for the actual termination date.

Note 3: Any additional Customer-requested design graphics services will be performed pursuant to a separate Statement of Work which may include additional fees for such services.

Note 4: Customer and CSG acknowledge and agree that, following the delivery date of a Kiosk Unit to Customer's designated location, any changes that occur in the EMV Standard (defined below), the Legal Requirements (as defined in Exhibit C-4(a) Attachment D) and/or the Currency Update Requirements (as defined in Exhibit C-4(a) Attachment D) that impact the Hardware Components of such Kiosk Unit will, upon completion of the Customer requested hardware upgrade or replacement, be subject to the additional fees for any additional or replacement Hardware Components that are set forth in the then current [*********] Price List; provided however, that any necessary or appropriate firmware and drivers associated with such additional or replacement hardware shall be provided to such Customer at no additional charge.

Note 5: “EMV Upgrade” means the provision, installation and configuration of all Hardware Component modifications, additions or replacements, any necessary or appropriate firmware and drivers associated with such Hardware Component modifications, additions or replacements, and all Kiosk Software enhancements, necessary in order for the Kiosk Unit to comply with the current version of the technical specifications for the inter-operation of integrated circuit cards (“Chip Cards”) and Chip Card capable point of sale terminals for authenticating credit and debit card transactions as defined by [****** *** and any related specifications or requirements of any ******* **** ******* such as ****, **********, ******** and ****] applicable to terminals (collectively, the “EMV Standard”). The EMV Upgrade fee includes all travel and related expenses associated with the installation and configuration of such modified, additional or replacement Hardware Components and Kiosk Software enhancements. For purposes of clarification, each Additional Kiosk Unit delivered to Customer(s) shall be capable of being upgraded to meet the EMV Standard. Once an EMV Standard compliant Kiosk Unit is offered by CSG, (a) the Hardware Components for each Kiosk Unit shall automatically be amended to set forth the additional or replacement hardware for such EMV Standard compliant Kiosk Unit for any Existing and Additional Kiosk Units and (b) from that point forward, CSG may only ship EMV Standard compliant Kiosk Units to Customer.

Note 6: Only the Kiosk Software Support Services Fees listed in the table above are subject to increase pursuant to Section 5.3 of the Agreement.

Note 7: The tiered rates are designed to be cumulative meaning that if Customer has elected Kiosk Software Support Services for [**** ******* ***** ***** Kiosk Units during the respective

******* ******* period, Customer shall pay the then-current Tier III per unit rate for all **** ******* ***** ***** Kiosk Units. The ******* maintenance rate to be invoiced for the existing Kiosk Units shall be the then-current Tier III rate based on the number of Kiosk Units in service on the last day of the respective ******* *******] period.

Note 8: “Benchmark Series Kiosk Units Warranty Upgrade” shall mean Customer’s ability to elect to purchase and consume (i) the Warranty for an additional [*** *** ****] period and (ii) Warranty Cleaning Services for:

•
Benchmark Series Kiosk Units purchased by Customer under that certain Statement of Work (CSG document no. [*******), executed by the parties and effective as of *** *** ****], (“Benchmark Series Kiosk Unit SOW”), pursuant to that certain Change Order (CSG document no. [*****]) to the Benchmark Series Kiosk Unit specifying (i) the Benchmark Series Kiosk Units for which Customer has requested, and (ii) for which CSG will provide the Warranty Upgrade (“Benchmark Series Kiosk Unit SOW Change Order”); and
•
Benchmark Series Kiosk Units purchased by Customer, pursuant to the Agreement, from and after [******** *** ****] (“Subsequent Benchmark Series Kiosk Units”) and as agreed by the parties in any subsequent Statement(s) of Work for implementation of each/any Benchmark Series Kiosk Unit(s) for which Customer elects the Warranty Upgrade that will be invoiced by CSG to Customer and Customer shall pay CSG the specified fees in line item 6 of the fee table above.

For purposes of clarification, Customer’s ability to purchase and utilize the Warranty Upgrade is limited to only Benchmark Series Kiosk Units purchased in the Benchmark Series Kiosk Unit SOW and Subsequent Benchmark Series Kiosk Units (each as defined above in this Note 8) purchased by Customer. Additionally, Customer’s ability to purchase and utilize the Warranty Upgrade for Benchmark Series Kiosk Units under the Benchmark Series Kiosk Series SOW must be identified by Customer, agreed by CSG and documented in that one (1) certain Benchmark Series Kiosk Units SOW Change Order. For purposes of clarification, Customer shall specify whether purchase of any Subsequent Benchmark Series Kiosk(s) shall be for the Warranty Period (i.e., [*** ******] Warranty Period under the Agreement) or if such purchase shall be for the Warranty Period and the Warranty Upgrade.in the Statement(s) of Work for implementation of each/any purchased Subsequent Benchmark Series Kiosk Units. For clarification, regardless of the purchase date of the Kiosk Unit under the Benchmark Series Kiosk Unit SOW or the Warranty Upgrade under the Benchmark Series Kiosk Unit Change Order, the Warranty Period commences upon installation of the Kiosk Unit, and the Warranty Upgrade commences immediately upon expiration of the Warranty Period.

D.
Payment Gateway

Description of Item/Unit of Measure	Frequency	Fee
1. Setup/Implementation of Merchant ID (Note 1)	[*** ******** **	*******]
2. Transactions
a. CSG Payment Gateway Service (per [****** ***********]) (Note 2) (Note 4 - 6)
▪ Up to [********* (******* ****** and ***** ************])	[*******	*******]
▪ [********* to ********* (******* ****** and ***** ************])	[*******	*******]
▪ [********* and greater (******* ****** and ***** ************])	[*******	*******]

b. CSG Payment Gateway Service (per [***** ***********]) (Note 3) (Note 4 - 6)
▪ Up to [********* (******* ****** and ***** ************])	[*******	*******]
▪ [********* to ********* (******* ****** and ***** ************])	[*******	*******]
▪ [********* and greater (******* ****** and ***** ************])	[*******	*******]

Note 1: The Setup/Implementation of Merchant ID services and associated fees shall be pursuant to a mutually agreed upon Statement of Work. However, any such fee will be on a pass-through basis from the applicable processor without any mark-up by CSG.

Note 2: Transaction types include, but are not limited to credit authorizations ([****, **********, ******** *******, and ********]), reversals and refunds.

Note 3: Transaction types include, but are not limited to, debit validations, reversals and refunds.

Note 4: Customer shall have a separate agreement with its banks and/or processors, for debit processing and/or credit processing and as such may incur additional fees under such agreements.

Note 5: Recurring Credit Card Processing and One-Time Credit Card Processing Services are required for all card transactions routed through the Payment Gateway Service, including Non-ACP Subscribers card transactions.

Note 6: For clarification purposes, the tiered fees, as set forth in the table above, are intended to be cumulative and not incremental.

E.
CSG CheckPay Processing (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. [*******]:
a. Implementation Fee	[********	******]
b. Setup and Configuration of each additional application (per [*****, requested by Customer)	[*** *******	*********]
2. Refund Check Processing (per [*****]) (Note 2)	[*******	*******]
3. Application User Interface Access (Optional)
a. Up to [***] User IDs	[*******	** ******]
b. Greater than [***] User IDs	[*******	*****]
4. Other Services:
a. Stop/Void payments (per [*****])	[*******	*******]
b. Reissue (per [*****])	[*******	*******]
5. Escheat Compliance (per [****])	[*******	*******]
6. Due Diligence (per item over [*******] items) (Note 3)	[*******	*******]

Note 1: Postage is additional to all other CSG CheckPay processing fees; “postage” for purposes of this Service shall mean a [************ at the ****** ******* ***** ********] by CSG.

Note 2: If the aggregate Refund Check Processing Fees for any [******** ***** are less than **********, then Customer will be charged a ******* ******* Refund Check Processing Fee of **********].

Note 3: CSG will provide Customer with [*** ******* ****** **** ******** ********* *** ********* ***** per ******** ****. Any *** ********* ***** processed in excess of the ***** *** ******* ****** **** ******** *********] shall be invoiced pursuant to section 6 of the table above.

IV.
Credit Management and Collections

A.
Risk Assessment ([********])

Description of Item/Unit of Measure	Frequency	Fee
1. Startup (per [****** *********])	[*** *******	*********]

Description of Item/Unit of Measure	Frequency	Fee
2. Transactions (Note 2)
a. Basic Service (per [***********, per ****** *********])	[*******	*******]
b. Enhanced Service (per [***********, per ****** *********])	[*******	*******]

Note 1: Customer must have a separate agreement with [********] and may incur additional fees under such agreement.

Note 2: There is no charge for a “No Hit” (i.e., “no record found” response). Customer shall also be responsible for paying CSG, in addition to the fees set forth in the table above, any [***** ***** ****** ****** ********* **** for transactions performed on subscribers having a ********] address.

B.
Card Account Update Service

Description of Item/Unit of Measure	Frequency	Fee
1. Card Account Update (per [******])	[*******	*******]

C.
Recovery Management (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation Fee (per [**********]) (Note 2)	[*** *******	*****]
2. Support and Maintenance Services (Note 3)	[*******	*****]

Note 1: Commencement of Recovery Management is subject to Customer having executed a Vendor Agreement.

Note 2: Implementation and the associated fees shall be set forth in a mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

Note 3: All Records loaded into Recovery Management must be promptly routed by Customer to the Selected Agencies.

D.
Check Verification (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Setup and Implementation Fees (Note 1) (Note 2)	[*** *******	*****]
2. CSG Check Verification Transaction Fees (per [***********])	[*******	*******]

Note 1: Customer may incur additional fees under its agreement with CVP.

Note 2: Implementation and set up services and associated fees shall be provided pursuant to a mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

V.
Advanced Reporting

A.
CSG Vantage®

Description of Item/Unit of Measure	Frequency	Fee
1. Vantage User Access (per [**** **********]) (Notes 6-9)	[*** *******	*******]
2. Vantage User Maintenance (per [**** **********]) (Notes 6-9)	[********	*******]
3. Setup and Database Modifications
a. Initial Vantage Database Setup (per [******]) (Note 1)	[*** *******	***** ***** ** ******* *** ****]
b. Fee for data feed parameters (i.e. [******/*********]) added and/or removed to/from the existing	[*** *******	***** ***** ** ******* *** ****]

Description of Item/Unit of Measure	Frequency	Fee
Vantage database structure (per [**********]) (Note 2)
c. Fee for data feed parameters (i.e. [******/*********]) added and/or removed to/from a new Vantage database structure (per [**********])	[*** *******	***** ***** ** ******* *** ****]
4. Optional Vantage Tables (per [*****, per ******])
a. Setup	[*** *******	***** ***** ** ******* *** ****]
b. Processing	[*******	*****]
5. Optional Vantage Direct
a. Vantage AESP MessageLink (Note 3)
i. Setup (per [****** *********])	[*** *******	*********]
ii. Processing (per [********* **********])	[*******	*******]
6. Systems Integration and Support (Note 4)	[*** *******	***** ***** ** ******* *** ****]
7. CSG Vantage Delete Records (Note 5)	[*******	******** ** ***]
8. Customer Value Optional Table
a. Setup (per [******])	[********	**********]
b. Support Fee (per [********])	[*******	******** ** ***]

Note 1: Customer currently utilizes Vantage and has already incurred this fee. Therefore, it will not be assessed again by CSG. In the event Customer requests additional Vantage database instances, such services shall be provided pursuant to a mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

Note 2: The database modification fees, for Customer’s system principles that will be added to the existing Vantage database structure at the time of conversion to ACP, [*** ******** in the ********** ******** **** as set forth in ******* ** under *** ********]. In the event that Customer requests CSG to provide setup and/or database modification services for any system principles subsequent to the conversion to ACP, the [***** and ******** ************ **** **** *****].

Note 3: Vantage AESP MessageLink may require additional maintenance and programming services to Precision eCare.

Note 4: All integration and support services (i.e., certifying non-certified hardware/software environment, troubleshooting existing hardware/software environment (first hour is free for Designated Environments), on-site support as requested by Customer, and query development) and the associated fees shall be set forth in a mutually agreed upon Statement of Work. Such associated fees shall be in accordance with the Technical Services rates set forth in Section VII under CSG SERVICES)

Note 5: Vantage table or tables that will include the Vantage delete records from update tables for the cycle [********** ****] These records will be provided in a table(s) that contains all of Customer's system principles that are loaded in Vantage. The data will be maintained for [***** *** ******** ****].

Note 6: Includes delivery of Third Party Software required to access the Vantage database.

Note 7: A Vantage User ID may include [*** *** or ******** ********. For example, a *** **** Session User ID may submit up to *** **** ******* ************** under a ****** ******* **** **].

Note 8: Vantage User ID and Vantage User Maintenance **** *** be subject to the ****** *** *********** pursuant to Section [***] of the Agreement.

Note 9: CSG agrees to provide Customer as part of the [*** *** *** CSG Vantage User Access and Maintenance for every **** ******** ***** ******* *********** *******] Connected Subscribers [*******] (per User ID/per Session) (Includes delivery of third party software required to access the Vantage database. A Vantage User ID may include [*** *** or ******** ********]. For example, a [*** **** ******* Vantage User ID may submit up to *** **** ******* ************** under a ******] Vantage User ID). If Customer desires additional Vantage User ID/Sessions in excess of such permitted ratio, Customer may purchase such additional User ID/Sessions in accordance with the fees set forth in Sections 1 and 2 of the table above.

B.
CSG Vantage® Plus (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. CSG Vantage Plus (Note 3)
a. [******* * ****** **** ***********]
i. Initial Vantage Plus Setup	[*** *******	**********]
b.
Monthly Fee includes the following (per [********]) (Note 5)
▪
[*** ******* ***** **********] user IDs
▪
All Report Tables
▪
Standard report retention:
▪
[******* ******* – ** ****
▪
***** ******* – ** ****
▪
****** ******* – ** ****]
▪
Vantage Near Real Time Tables (Note 4)
	[*******	**********]
c. Additional Reports:
i. Non-ACP Reports or Report Table	[*** *******	*****]
d. Setup and Modifications to the environment
i. Additional user IDs (per [**** **])	[*** *******	*******]
ii. Additional report development (per [******])	[*** *******	*********]
iii. Web system and principle configuration changes (per [**********, per ****]) (Note 2)	[*** *******	*********]
iv. Extended Retention	[*** *******	*****]
v. Add two (2) processors to Customer’s CSG Vantage partition ([**********/per *********])	[*** *******	**********]
vi. Maintenance of the [*** *** ********** (******* *** fee	[*******	*******]

Description of Item/Unit of Measure	Frequency	Fee
per *********; *******/per *********])
2. CSG Vantage Plus Archives (Notes 6-8)
a. Set Up Fee – Production Environment ([***************)	[********	**********]
b. Pre-load of [*** *** ****** of historical Report Image data	[********	***********]
c. Storage Fees for Report Tables (per [********, subject to Note 7)	[*******	******** ** ***]
d. Storage Fees for Customer-requested Report Images (per [********], subject to Note 8) that are stored for more than [***** *** *****]	[*******	*********]

Note 1: Lead times vary for specific items included in Vantage Plus. CSG Product Management must be consulted for most current lead time requirements.

Note 2: A site is defined as all system principles accessed and administered in the CSG Vantage Plus application in accordance with the Agreement.

Note 3: Customer is responsible for the networking facility to access CSG Vantage Plus.

Note 4: Retention shall not exceed [*********** **** *****] for Near Real-Time tables.

Note 5: Customer shall have Web access to all Report Tables through CSG’s Vantage Plus application for the fees set forth above. If Customer elects to subscribe to a report for which CSG has previously made a relational table, Customer may access such report data through core CSG Vantage as well.

Note 6: CSG shall provide configuration for up to [*** ******* ***** *****] and retention of Report Images for up to [***** *** *****, with ** ******* ****, as an item included in the ***].

Note 7: Storage capacity will be measured [******* in *********. The ******* ******* *** will be ******** ** *** *** for the ***** ******** and ********* for each ********] thereafter. For example: If, during a [********* period, Customer utilizes ***** ********* of storage for its archival report storage, Customer will *** ** ******** an ********** *** for that *****; ******* ********* will be ******** in the amount of *********; ******* will be ******** in the amount of ********** ***].

Note 8: Customer has a current allotment of [*** ******* ***** *****] that may access Vantage Plus Archives.

C.
InfoCast

Description of Item/Unit of Measure	Frequency	Fee
1. InfoCast Files
a. Implementation (Note 1)	[*** *******]	[**********]
b. Multi-Schema InfoCast File Maintenance Fee (per [******* ****, ********** ******* *******]) (Note 2)	[*******]	[*******]
c. Single-Schema InfoCast File Maintenance Fee (per [******** ****, per ******* ******]) (Note 2)	[*******]	[*******]
d. Restoration Fee (Note 3)	[ *** **********]	[*******]
2. InfoCast Web Reports/InfoCast Alerts (minimum $623.92 per month, based on the aggregate User License fees and Report Maintenance fees) (Note 4) (Note 5) (Note 7)
a. User License (per named user) (Note 6)	[*******	******]

b. Report Maintenance (Note 8)
▪ Basic Reports (per Report/per Vantage schema)	[*******	******]
▪ Advanced Reports (per Report/per Vantage schema)	[*******	*******]
c. InfoCast Alerts (per application execution)	[*******	*****]
d. Implementation (per Vantage Schema)	[*** *******	*********]

Note 1: Implementation services, which can include additional InfoCast Files and/or schemas, shall be pursuant to a mutually agreed up certain Statement of Work. Reimbursable Expenses are additional.

Note 2: For purposes of the InfoCast Files, Multi-Schema shall mean a group of schemas to be designated by the Customer to be implemented and delivered collectively. If Customer elects to have a single schema implemented and delivered as a stand-alone item, such Single-Schema fee outlined in the table above shall apply.

Note 3: InfoCast Files may be restored by CSG, at Customer's request, from an archived directory for up to [*** ******* ****** ***** *****] and are subject to the InfoCast File Restoration Fee, per [**********].

Note 4: Each [*****] CSG will invoice Customer for its InfoCast web reports and alerts based on the number of users identified in the applicable records as of the [************ ****** *** of each ******** *****], at the rates provided in the table above. Customer's [*******] fees for web reports and alerts will also include storage fees for reports, but only to the extent actual storage on the [************ ****** *** ** *** *****] exceeds the allotted threshold described in Note 5 (below), and fees for User Administrative Changes from the [************* ****** *** of the ******** ***** through the ************ ****** *** of the ******* *****, to the extent the number of User Administrative Changes exceeds the *******] allotment, pursuant to Note 6 (below).

Note 5: [*********** **** ********* of storage are ********. Contractual rates shall apply for storage in excess of *********** **** *********].

Note 6: [******* **** User Administration Changes per ***** (from the ************* ****** *** of the ******** ***** to the ************ ****** *** of the ******* *****) are included. User Administration Changes will be at the rate ** ****** per ********** for User Administration Changes in excess of ******* **** *** *****].

Note 7: Customer may from time to time request that CSG add or modify users, or modify execution schedules for InfoCast Files or reports or alerts through written notice to CSG. Each such change shall be a “User Administration Change” and will be invoiced at the rates as provided in Note 6 (above). CSG will require [***** *** ******** ****] to complete a User Administration Change request, such request shall be provided via a mutually agreed upon LOA.

D.
CSG Data Publisher

Description of Item/Unit of Measure	Frequency	Fee
1. CSG Data Publisher – Vantage Edition
a. Vantage Edition Implementation Fee (Note 1) (Note 2)	[********	*****]
b. Vantage Edition Maintenance Fees (Note 3)	[*******	**********]
2. CSG Data Publisher – File Edition
a. File Edition Implementation Fee (Note 4) (Note 5)	[********	*****]
b. File Edition Maintenance Fees-Initial Data Publisher Objects (Note 6) (Note 7)	[*******	**********]
c. File Edition Maintenance Fees-Additional Data Publisher Objects (per [******]) (Note 2) (Note 6) (Note 8)	[*******	*******]

Note 1: The CSG Data Publisher – Vantage Edition is available for all Connected Subscribers. CSG Data Publisher - Vantage Edition is not available for Non-ACP Subscribers. In the event Customer requests utilization of the Data Publisher – Vantage Edition be made available for all or any portion of Customer’s Non-ACP Subscribers or such Non-ACP-related systems, such Services shall be made available pursuant to one or more mutually agreed upon Statements of Work, subject to Implementation Fees, and amendments to the Agreement. Reimbursable Expenses are additional.

Note 2: In the event Customer requests additional CSG Data Publisher Objects, such requests shall be set forth in a separate Statement of Work and/or amendment, as applicable.

Note 3: Vantage Edition Maintenance Fees will include up to [***** **** ***** per *****] of additional support for activities outside of administration, issue resolution and general maintenance of CSG Data Publisher – Vantage Edition. Any additional support in excess of such [***** **** ***** per *****] must be set forth in a separate Statement of Work.

Note 4: In the event Customer requests utilization of the Data Publisher – File Edition be made available for all or any portion of Customer’s Non-ACP Subscribers or such Non-ACP-related systems, such Services shall be made available pursuant to one or more mutually agreed upon Statements of Work, subject to Implementation Fees, and amendments to the Agreement. Reimbursable Expenses are additional.

Note 5: In the event, Customer requests additional CSG Data Publisher Objects-File Edition, such requests shall be set forth in a separate Statement of Work and/or amendment, as applicable.

Note 6: File Edition Maintenance Fees will include up to [****** **** ***** per *****] of additional support for activities outside of administration, issue resolution and general maintenance of CSG Data Publisher – File Edition. Any support in excess of such [****** **** ***** per *****] shall be set forth in a separate Statement of Work.

Note 7: For clarification purposes, File Edition Maintenance Fees-Initial Data Publisher Objects cover up to [*********** ****] CSG Data Publisher Objects delivered within Data Publisher-File Edition.

Note 8: File Edition Maintenance Fees for Additional Data Publisher Objects are applicable for each CSG Data Publisher Object delivered within Data Publisher - File Edition in excess of the Initial Data Publisher Objects.

E.
CSG Dash

Description of Item/Unit of Measure	Frequency	Fee
1. CSG Dash Implementation/Set-up Fees (per [********]) (Note 1)	[*** *******	*****]
2. Platform Maintenance and Support Fees (Note 2) (Note 3) (Note 4)	[*******	*********]
3. Additional Users Fees (per [********** ****]) (Note 5)	[*******	******]

Note 1: (i) Initial set-up and implementation of an instance of CSG Dash in Customer’s environment and (ii) implementation of Customer’s initial opportunity of Customer’s CSG Dash instance known as “Rate Action Workbench” is documented in the “Rate Action Workbench” Statement of Work (CSG document no. [******] (the “CSG Dash SOW”) to be effective, upon execution by Customer and CSG, as of [**** *** ****]. In the event Customer requests implementation by CSG of additional Customer data or data sets in CSG Dash beyond those included in the Final Design Document specified in the CSG Dash SOW, such additional implementation(s) shall be made available pursuant to one or more mutually agreed upon Statements of Work or a Change Order to the CSG Dash SOW, subject to CSG Dashboard Implementation/Set-up Fees.

Note 2: Platform Maintenance and Support Fees shall include [****** ****] users and will be invoiced [*******], commencing in the [***** **** *****] following CSG’s delivery of the Deliverables and completion of the Project, each as defined in the CSG Dash SOW.

Note 3: Platform Maintenance and Support Fees will be limited to [*** **** ***** *******] for the purposes of (i) answering functional questions and resolving reported concerns and (ii) operations support regarding production issues. Any [*****] requested by Customer in excess of [**** *** **** ***** per *****] shall be billed to Customer on [* **** *** ********* *****] at the then current Technical Services Rate (or as otherwise mutually agreed by the parties) in a separate Statement of Work.

Note 4: Customer may discontinue Platform Maintenance, and Support at any time; provided, however, Customer shall provide no less than [***** **** ****] written notice (email is sufficient) prior to discontinuing the Platform, Maintenance and Support services, effective as of the date on which the Platform Maintenance and Support Fees are discontinued, Customer’s access to any instance of the CSG Dashboard will be terminated and will no longer be available in Customer’s environments for Customer’s use. The Platform Maintenance and Support Fee for the [***** *****] of the Platform Maintenance and Support services will be due in full regardless of the date notice of termination is provided.

Note 5: Users in excess of [****** **** in any ***** ***** *the “Additional Users”) shall be ******** *******, in *******, per ********** ****] at the rate specified in the fee table above.

VI.
Conversion Services for Video, HSD and Residential Voice

A.
Conversion Services for Video and HSD

Unless otherwise provided in the Agreement and as outlined in Schedule G, Conversion Services for Video and HSD for subscribers converted by Customer from a third-party billing platform to CSG (CSG’s standard conversion services), [*** ******** ** *** ***]. Manual conversions conducted by Customer are recommended for all database or billing platform locations that have less than [******] subscribers).

B.
Conversion Services for Residential Voice and Setup and Configuration of Voice Environments

All conversion services for Residential Voice and each voice startup will be a Quote. A “voice startup” is defined as a collection of system principles within a designated market area, and served by a primary Customer contact center, that will launch Residential Voice Services concurrently.

VII.
Technical Services

CSG may request pursuant to an SOW an [******] rate pursuant to the table below, when such services require the applicable level of expertise. Failure of CSG to obtain approval via an SOW of an [******] fee greater than [*******] shall result in the charges being payable at [******* per ****]. Reimbursable Expenses are additional.

Description of Item/Unit of Measure	Frequency	Fee
A. Base Rates:
1. Consultant (per [******, per ****)	*** *******	*******]
2. Program Director (per [******, per ****)	*** *******	*******]
3. Management Consultant (per [******, per ****)	*** *******	*******]
4. Senior Management Consultant (per [******, per ****)	*** *******	*******]
B. Development Team (per [******, per ****)	*** *******	*******]
C. Annual Support Hours (per [******, per ****)	*** *******	*******]

VIII.
Discovery Support

Description of Item/Unit of Measure	Frequency	Fee
A. Consultant – (Note 1) (per [******, per ****)	*** *******	*******]
B. Attorney/Legal Manager (per [******, per ****)	*** *******	*******]
C. Development Team (per [******, per ****)	*** *******	*******]
D. Business/ Analysis Team (per [******, per ****)	*** *******	*******]
E. Business Sr. Management (per [******, per ****)	*** *******	*******]

Note 1: Consultants exclude any of those individuals described by items B - E.

IX.
Additional Training

A.
User Training At CSG Facility

Description of Item/Unit of Measure	Frequency	Fee
1. Single seat (per [****], per class)	[*** *******	*******]
▪
Training materials will be provided by CSG.

▪
Dates of specific class offering will be published by CSG.
▪
Custom developed classes can be arranged via Quote.
▪
Customer will be charged a [*** ************ fee if class is ********* or *********** within **** *** ******** **** of the ***** ***] of the scheduled class.

B.
On-Site User Training at Customer’s Requested Location

Description of Item/Unit of Measure	Frequency	Fee
1. Per [*******, Per *** (Reimbursable Expenses are additional)	*** *******	*********]
▪
[*** ***] copy of training materials will be provided by CSG for duplication by Customer for its trainees.
▪
An Instructor Day is defined as one CSG Trainer at Customer’s location for [***** *** ***** (or a portion thereof) per ***].
▪
Each location is responsible for providing a training room with a terminal for every trainee and instructor active on CSG test system [**** *** ******* ****] prior to start of training.
▪
Custom developed classes can be arranged via Quote.
▪
Customer will be charged a [*** ************ fee if class is ********* or *********** within *** **** ******** **** of the ***** ***] of the scheduled class.
▪
Suggested class size is [***** *** to ****** **** ******** per *****].

C.
Vantage Training

	Standard Class Size	Rate (On-site) (Per trainer, per day)	Additional Learners (Per learner, per day)	Rate (at CSG facility) (Per learner, per day)
Basic	[*	*********	*******	*******]
Telephony	[*	*********	*******	*******]
Advanced	[*	*********	*******	*******]
Database Literacy	[**	*********	*******	*******]
▪
Reimbursable Expenses are additional.
▪
All classes include relevant training materials and documentation.

X.
Custom Implementation Services

A.
Front Counter Application

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation, Set-up, Configuration, and Testing (Note 1)	[********	*****]
2. [*******] Support Fees (Note 2) (Note 4) (Note 5)	[*******	**********]
3. Front Counter VDI Enhancement
a. VDI Enhancement Implementation Fee	[********	*****]
b. Front Counter VDI Enhancement (Note 3) (Note 4) (Note 5)	[*******	*********]

Note 1: Implementation, Set-up, Configuration and Testing services and the associated fees shall be mutually agreed upon in a Statement of Work. Reimbursable Expenses are additional.

Note 2: [******* Support Fees include *********** **** ***** of support *******] for receipt printing core functionality, cash drawer, credit card reader and check scanner.

Note 3: CSG shall provide [**** *** ***** of support *******] for the Front Counter VDI Enhancement.

Note 4: For purposes of clarification, [**** *** ***** of ******* support for VDI Enhancement is in addition to the *********** **** ***** of *******] support provided by CSG to Customer for the initial Front Counter Application as provided in Section 2 of the table above (collectively, the [******* support *****] referenced in this Note 4 are the “Support *****”). For example, the resulting maximum combined total [******* Support ***** for the Front Counter Application will be *********** **** *****].

Note 5: The Support [***** are not cumulative on a ***** ** ***** *****]. Support [***** not used in any ***** will not be carried over to any succeeding *****]. Support [***** requested by Customer in any *** *** *****] that will result in the need for [***** in excess of the Support *****] will require CSG and Customer to execute a separate Statement of Work or letter of authorization describing support services in such [****]* and the related fees at Customer's then-current technical services fees rate. Support [*****] may be terminated by Customer upon [***** **** *****] prior written notice (email is sufficient) to CSG, with no right of refund of any fees paid.

B.
Preference Management Application for ASCR

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation Fee	[********	*****]
2. [*********** *** ******* *****]
a. Block of one hundred fifty (150) prepaid support hours (Note 1)	[*** *****	**********]

Note 1: CSG will invoice and Customer agrees to pay for blocks of [*** ******* ***** ***** Maintenance and Support ***** as such *** ******* ***** *****] Maintenance and Support [*****] are consumed, through the term of the Agreement at the then-current Technical Services rate. However, in no event shall the invoicing of such [*** ******* ***** *****] Maintenance and Support [***** be less frequent than ******** with each ****** period being measured from the *****] of the invoice for the then-current block of [*** ******* ***** ***** Maintenance and Support *****]. Any unused support hours in each [******] period will be forfeited.

C.
Custom Rules Engine (“CRE”)

Description of Item/Unit of Measure	Frequency	Fee
1. CRE Production Implementation Fees	[********	*****]
2. Recurring [*******] Fees
a. Production Environment Support Fees – CRE Rules (Note 1)	[*******	**********]
b. Hosting Server Fees (Note 2)	[*******	**********]

Note 1: Production support will be limited to [***** ******* ****** ***** ***** per ***** (the “******* Production Environment Support *****”). *******] Production Support Fees covers post-deployment support, including answering functional questions, resolving Customer reported concerns, CRE operating system support, and CRE solution defects. Production Environment Support also includes, but is not limited to, modifying CRE to operate with systems other than ACSR®, including changes to CRE required by use of new features, functions, products, or substantive configuration changes. [******* Production Environment Support *****] for CRE Services for additional and updated CRE Rules requested by Customer from time to time and implemented pursuant to separate, mutually agreed upon and executed Statements of Work will result in additional Production Environment Support [*****] and will documented in further amendments to this Agreement that will reflect the additional production support [*****] in the Production Environment Support Fees. For purposes of clarification, Production Environment Support Fees in the fee table above will commence as of [******* ** ****].

Note 2: Includes [***** *** ******* ******* and *** *** ********* ******** *******]

D.
Accounts Receivable Segmentation Report (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Development and Implementation of the Report -Fees	[********	*****
2. Additional Vantage Environment Storage Capacity Fees (Note 2)	********	**********
3. Set up Fees for FTP Feed	********	*****

Description of Item/Unit of Measure	Frequency	Fee
4. Additional Vantage Storage Administration and Maintenance Support Services Fees (Note 2) (Note 3)	*******	*********
5. Infocast Delivery Services (Note 4) (Note 5) (Note 6)	*******	*******]

Note 1: Accounts Receivable Segmentation Report is available solely for Legacy TWC. In the event Customer requests utilization of the Accounts Receivable Segmentation Report be made available for other Connected Subscribers and/or Non-ACP Subscribers or systems, the services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement. Reimbursable Expenses are additional.

Note 2: [**** ******* ***** additional *********] of storage capacity on Customer's dedicated Vantage environment for the Reference Tables; fees for any further additional Vantage environment storage capacity shall be mutually agreed upon in a subsequent amendment if additional storage capacity is required.

Note 3: Support Services Fees are for administration and maintenance of the additional Vantage storage capacity on Customer's dedicated Vantage environment for storage of the Reference Tables.

Note 4: The Report will be delivered to Customer as an additional Infocast Report

Note 5: The Report will be hosted and retained by CSG for [********** **** ****].

Note 6: Up to [**** *** *****] will be granted access to the Report.

E.
IntelligentHome Order Entry Enhancement (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation Fees	[********	*****]
2. [*******] Support Fees (Note 2)	[*******	*********]
3. Hosting Fee (Note 3)	[*******	*****]

Note 1: IntelligentHome Order Entry Enhancement is available solely for Legacy TWC. In the event Customer requests utilization of the IntelligentHome Order Entry Enhancement be made available for other Connected Subscribers and/or Non-ACP Subscribers or systems, the services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement. Reimbursable Expenses are additional.

Note 2: CSG shall provide up to [************ **** ***** of support per ***** (“Support *****]”) for the IntelligentHome Order Entry Enhancement to address production issues which shall include operations support and answering functional questions, as well as any changes to the IntelligentHome Order Entry Enhancement required in connection with further enhancements, development, new features, new functionality, products and/or any configuration changes requested by Customer (“Support Services”). Problems shall be reported and resolved, in accordance with the priority or severity levels set forth in Section II of Schedule H of the Agreement. Any unused Support [***** in any ***** shall accumulate during the then-current ******** ******* and may be used by Customer for Support Services during such ******** *******]; any Support [***** not used within the respective ******** *******] will not be carried over to any succeeding period; any Support [***** in excess of Customer’s accrued Support *****] shall be set forth in a mutually agreed Statement of Work and shall be provided at Customer's then-current Technical Services fee.

Note 3: CSG will host the Enhancement on the CSG hardware used for the CRE services and hosting described in Section X. G. of this Schedule F, at no additional [*******] Hosting Fees; provided, however, that in the event, Customer discontinues use of such CRE services and hosting, CSG’s hosting of the Enhancement shall be subject to the parties mutually agreeing in writing to reasonable [*******] Hosting Fees for such hosting services.

F.
E911 Enhancement (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation Fees	[*** ****	*****]
2. [******] Support Fee (Note 2)	[*******	*********]
3. Hosting Fee (Note 3)	[********	** ******]

Note 1: E911 Enhancement is available solely for Legacy TWC. In the event Customer requests utilization of the E911 Enhancement be made available for other Connected Subscribers and/or

Non-ACP Subscribers or systems, the services shall be made available pursuant to a mutually agreed upon Statement of Work and amendment to the Agreement. Reimbursable Expenses are additional.

Note 2: CSG shall provide up to [****** **** ***** of support per ***** (“Support *****]”) for the E911 Enhancement to address production issues which shall include operations support and answering functional questions, as well as any changes to the E911 Enhancement required in connection with further enhancements, development, new features, new functionality, products and/or any configuration changes requested by Customer (“Support Services”). Problems shall be reported and resolved, in accordance with the priority or severity levels set forth in Section II of Schedule H of the Agreement. Any unused Support [***** in any ***** shall accumulate during the then-current ******** ******* and may be used by Customer for Support Services during such ******** *******]; any Support [***** not used within the respective ******** *******] will not be carried over to any succeeding period; any Support Services requested by Customer which CSG anticipates will be too substantial to be performed within Customer’s accrued Support [*****], will be submitted to Customer in the form of a quote with [********* *****] and fees (at Customer's then-current Technical Services fee), and such work shall be subject to a separate mutually agreed upon Statement of Work. For avoidance of doubt, any Support Services exceeding Customer’s [******* Support ***** and/or accrued Support ***** during the then-current ******** *******] may be billed to Customer only if such additional [*****] are documented in a mutually agreed Statement of Work.

Note 3: CSG will host the E911 Enhancement on the CSG hardware used for the CRE services and hosting described in Section X. C. of this Schedule F, at no additional hosting fees; provided, however, that in the event, Customer discontinues use of such CRE services and hosting, CSG’s hosting of the E911 Enhancement hereunder shall be subject to the parties mutually agreeing in writing to reasonable hosting fees for such hosting services. In the event CSG and Customer are unable to mutually agree on hosting fees within [****** **** ****] of Customer’s discontinuance of the CRE services and hosting, CSG may discontinue the hosting and availability of the E911 Enhancement upon [****** **** *****] prior written notice to Customer.

G.
Statement Emulation API

Description of Item/Unit of Measure	Frequency	Fee
1. Statement Emulation API Implementation Fees (Note 1)	[********	*****]
2. Statement Emulation API Transaction Fees (inclusive of hosting and maintenance of the API) (Note 2 (Note 3) (Note 4)	[*******
a. [* to *********] transactions	[*******	*********]
b. [********* to **********] transactions	[*******	**********]
c. [********** to **********] transactions	[*******	**********]
d. [******* **** **********] transactions	[*******	*****]

Note 1: In the event Customer requests additional implementation, configuration testing and deployment services for the Statement Emulation API such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note: 2: Transaction volume shall be calculated based on the number of messages received into the Statement Emulation API initiated from upstream or downstream systems, Products, Services or applications on a [******* *****]. A “transaction” is defined as an initiator of processing execution for the Statement Emulation API. “Upstream” is defined as a system which will initiate communication to the Statement Emulation API and “downstream” is defined as a system from which the Statement Emulation API will initiate communication. Batch file processing shall count each record as an individual transaction.

Note 3: If at any time Customer achieves a transaction count at or about [****** ******* *****] of its then current tier, CSG will notify Customer and Customer may elect to either limit further transaction initiation or move to the then next tier fees.

Note 4: The Statement Emulation API Transaction Fee is intended to be cumulative. For example, if during a [*** *** *****] period Customer’s transaction count is [*** ******* ***********] transactions, Customer will be invoiced [*********]; if Customer’s transaction count is [***

******* **** ******* ******** *********** transactions, Customer will be invoiced **********]. If in a subsequent [*****] Customer’s transaction count decreases to a lower tier, Customer will be invoiced the lower amount based on the actual number of transactions in such [*****].

H.
Company-wide Payment Services (“CPS”)

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation and Set Up Fee (Note 1)	[********	*****]
2. Maintenance and Support Fee (Note 2) (Note 3)	[*******	**********]

Note 1: In the event Customer requests additional implementation and set up services for Customer’s Company-wide Payment Services platform such services shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 2: Maintenance and Support Fees will include (i) generation and delivery of the Recurring Payments [*****] files which will include Customer’s Connected Subscribers that are scheduled to have accounts debited [** **** ***]; (ii) availability of the Recurring Payment Audit Report specifying the type of Recurring Payments [***** files sent and whether such *****] files were sent to Customer or Customer’s processor and the total number of records on each such [*****] file; and (iii) up to [*** ******* ***** ***** ***** per *****] of production support and maintenance. Any unused production support and maintenance hours in a [***** may not be carried over to a subsequent *****] and are forfeited. In the event additional production support and maintenance [***** are necessary in a given *****], Customer shall be invoiced at the then current Technical Service [******] rate.

Note 3: Customer shall provide no less than [****** **** *****] written notice (email is sufficient), including the specific termination date, prior to discontinuing the Company-wide Payment Service. The Maintenance and Support Fee for the final [***** of the Maintenance and Support services will be due in full for the *****] of the Customer specified termination date.

I.
Monthly Financial Extracts

Description of Item/Unit of Measure	Frequency	Fee
1. Revenue Transaction Earned/Unearned Data Extract
a. Design, development and programming (Note 1)	[********	*****]
b. Extract Processing Fee (per [**** *******])
i. Delivery non-compliant with the Financial Delivery SLAs	[*******	******]
ii. Delivery compliant with the Financial Delivery Data SLAs	[*******	**********]
2. Account Delinquency and Bad Debt Data Extract
a. Design, development and programming (Note 1)	[********	*****]
b. Extract Processing Fee (per [**** *******])
i. Delivery non-compliant with the Financial Delivery SLAs	[*******	******]
ii. Delivery compliant with the Financial Delivery Data SLAs	[*******	*********]

Note 1: In the event Customer requests additional design, development and programming services for Monthly Financial Extracts such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

J.
External Biller Historical Data Enhancement

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation and Set Up Fee (Note 1)	[********	*****]

Description of Item/Unit of Measure	Frequency	Fee
2. External Biller Historical Data File Upload (Note 2)	[*** ******	**********]
3. Maintenance and Support Fee (Note 3)	[*******	*********]
4. Hosting Fee (Note 4)	[*******	*****]

Note 1: In the event Customer requests additional design, development and programming services for the External Biller Historical Data Enhancement such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 2: CSG will upload the External Biller Historical Data to ACP when Customer provides CSG with a data extract file containing the Historical Data of the External Biller following each programmatic data migration. The parties agree that the External Biller Historical Data File Upload Fee will be [****** *** *** ******* ******].

Note 3: Maintenance and Support Fees will be limited to [*** **** ***** monthly; support in excess of *** **** ***** in a *****] shall be set forth in a Statement of Work or a Letter of authorization and shall be provided at Customer’s then-current Technical Services fees.

Note 4: CSG will host the External Biller Historical Data Enhancement on its CRE environment, described in Section X, Subsection C of this Schedule F at [** ********** ******* ***]; provided, however, in the event Customer discontinues use of such CRE services and hosting, the Hosting Fee for the External Biller Historical Data Enhancement shall be subject to the [******* ***] mutually agreed by the parties at the time of such discontinuance. If the parties are unable to mutually agree upon such [******* ***] for the External Biller Historical Data Enhancement within [****** **** ****] following Customer’s discontinuance of the CRE services and hosting, CSG shall, at its sole option, discontinue provision of hosting services for the External Biller Historical Data Enhancement upon [****** **** *****] prior written notice to Customer.

K.
Telemetry Data Streaming Services

Description of Item/Unit of Measure	Frequency	Fee
1. Interface Usage Activity Data Streaming Services (Note 1)
a. Development and Implementation Fees for the Interface Usage Data Streaming Services (Note 2) (Note 3)	[*** *******	*****]
b. Interface Usage Data Support and Maintenance Fees (Note 4) (Note 5)	[*******	*********]

Note 1: Usage Activity Data related to CSG SmartLink® BOS, Event Notification Interface and CSG Field Service Management Enterprise Interface (collectively, the “Interfaces”).

Note 2: In the event Customer requests additional development and implement services for Telemetry Data Streaming such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 3: Should Customer request an additional end point or an alternate end point for delivery of the Interface Usage Data, such request may result in additional fees and be subject to a separate Statement of Work; provided, however, in any event, Customer shall provide notification to CSG (email is sufficient) of any desire or requirement to change the Customer-designated end point.

Note 4: The Interface Usage Data Support and Maintenance Fees consists of hardware upgrades, routine software enhancements and defect fixes.

Note 5: Should Customer choose to terminate the CSG Interface Usage Data Support and Maintenance, Customer shall provide CSG with no less than [********** **** *****] prior written notice of such discontinuance and shall be liable for such fees through the date of termination.

L.
Agent Collections Calculator (ACC)

Description of Item/Unit of Measure	Frequency	Fee
1. Interface Usage Activity Data Streaming Services (Note 1)	[********	*****]
2. Maintenance and Support Fees (Note 2)	[*******	*********]
3. Hosting Server Fees	[*******	*********]

Note 1: In the event Customer requests additional development and implement services for the Agent Collections Calculator such services and the associated fees shall be provided pursuant to a mutually agreed upon Statement of Work.

Note 2: Maintenance and Support Fees will be limited to [********** **** ***** per *****] of production support.

M.
Non-ACP Commercial Accounts Equipment Data Files Maintenance and Support

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation and Set Up Fees (Note 1)	[********	*****]
2. Non-ACP Commercial Accounts Equipment Data Files Maintenance and Support Fees (Note 2) (Note 3)	[*******	*******]

Note 1: Implementation and set up and associated fees shall be provided pursuant to a mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

Note 2: Maintenance and Support Fees will commence with the first invoice following completion of the implementation of the Non-ACP Commercial Accounts Returned and Unreturned Equipment Status Enhancement. Maintenance and Support fees will be invoiced [******* and will include up to **** *** ***** of support, *******], for the purposes of (i) answering functional questions and resolving reported concerns and (ii) operations support regarding production issues. Any [***** requested by Customer in excess of such **** *** ***** per ***** shall be billed to Customer on a **** *** ********* *****] at the then current Technical Services Rate (or as otherwise mutually agreed by the parties) in a separate Statement of Work.

Note 3: Customer may discontinue Maintenance and Support at any time; provided, however, Customer shall provide no less than [****** **** *****] written notice (email is sufficient) prior to discontinuing the Maintenance and Support services, Effective as of the date on which the Maintenance and Support Fees are discontinued, Customer’s access to the Non-ACP Commercial Accounts Equipment Data Files will be terminated and will no longer be available in Customer’s environments for Customer’s use. The Non-ACP Commercial Accounts Equipment Data Files Maintenance and Support Fees for the final [*****] of the Maintenance and Support services will be due in full regardless of the date the notice of termination is provided.

N.
Load Equipment Type Application Maintenance and Support

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation and Set Up Fees (Note 1)	[*** ****	*****]
2. Hosting Fees for Servers in Support of the Load Equipment Type Application (Note 2) (Note 3) (Note 4)	[*******	*********]
3. Load Equipment Type Application Maintenance and Support Fees (Note 3) (Note 4)	[*******	*********]

Note 1: Implementation and set up for the Load Equipment Type Application shall be documented in that certain Statement of Work, “Implement Load Equipment Type Application [[*********]]” (CSG document no. [*****]), to be executed by CSG and Customer.

Note 2: CSG will provide hosting services relating to the Load Equipment Type Application for the Hosting Fees specified above.

Note 3: Hosting Fees and Maintenance and Support Fees will commence with the [***** *******] following completion of implementation of the Load Equipment Type Application. Hosting Fees and Maintenance and Support fees will be invoiced [******* and will include up to ***** *** ***** **] Load Equipment Type Application Maintenance and Support, [*******], for the purposes of (i) answering functional questions and resolving reported concerns and (ii) operations support regarding production issues. Any [*****] requested by Customer in excess of such [***** *** ***** per *****] for Maintenance and Support of the Load Equipment Type Application shall be billed to Customer on a [**** *** ********* *****] at the then current Technical Services Rate (or as otherwise mutually agreed by the parties) in a separate Statement of Work.

Note 4: Customer may discontinue the Hosting services and the Maintenance and Support services at any time; provided, however, Customer shall provide no less than [****** **** *****] written notice (email is sufficient) prior to discontinuing the Hosting services and the Maintenance and Support services. Effective as of the date on which the Hosting services and the Maintenance and Support services are discontinued, Customer’s access to the Load Equipment Type Application will be terminated and will no longer be available in Customer’s environments for Customer’s use. The Hosting Fees and the Load Equipment Type Application Maintenance and Support Fees for the final [*****] of the Hosting services and the Maintenance and Support services will be due in full regardless of the date the notice of termination is provided.

O.
Single Sign On (“SSO”) Functionality Maintenance and Support

Description of Item/Unit of Measure	Frequency	Fee
1. Development, Implementation and Set Up Fees (Note 1)	[*** ****	*****]
2. Maintenance and of Support Single Sign On Functionality and Hardware Fees (Note 2) (Note 3) (Note 4)	[*******	*********]

Note 1: Implementation and set up for (i) ACSR® from Customer’s thick ACSR directly (outside of Citrix) or (ii) Citrix for web-enabled ACSR and Product Configurator (“PC”) shall be pursuant to that certain Statement of Work entitled “Implement Single Sign On [[***********]] (CSG document no. [******] (the “ACSR/PC SSO SOW”), to be executed by CSG and Customer. Implementation of any SSO functionality as agreed by the parties in addition to (i) and (ii) specified in the previous sentence shall be subject to separate Statement(s) of Work for implementation and may incur, as agreed by the parties, [********** ******* ****].

Note 2: Maintenance and Support of Single Sign On and Hardware Fees will be invoiced [*******, commencing in the ***** **** *****] following CSG’s delivery of the Project defined in the ACSR/PC SSO SOW.

Note 3: Maintenance and Support includes up to [************* **** ***** per *****]. In the event additional maintenance and support [***** are necessary in a given month, Customer may purchase additional ***** at the then current Technical Service ******] rate.

Note 4: Customer may discontinue Maintenance and Support at any time; provided, however, Customer shall provide no less than [****** **** *****] written notice (email is sufficient) prior to discontinuing the Maintenance and Support Single Sign On and Hardware Fees and Customer shall concurrently discontinue use of SSO. The Maintenance and Support Fee for the final [*****] of the Maintenance and Support services will be [*********] for the actual date of termination based on the date on which the notice of termination is provided and the Maintenance and Support services provided to Customer shall cease and no longer be available.

XI.
Ascendon® Evolved Customer

Description of Item/Unit of Measure	Frequency	Fee
A. Ascendon Evolved Customers for up to [***** ******* ***********] Customer subscribers (Note 1) (Note 2) (Note 3)
1. Implementation/Configuration
a. Configuration of Initial Customer Contact Preferences Template	[*** *******	******]
b. Additional Configuration of Customer Contact Preferences Template	[*** *******	*****]
c. Customer Contact Preferences Access Fee (per subscriber)	[*******	** ******]

Note 1: Access to Ascendon Evolved Customer for non-CSG applications, subscribers and databases shall be provided for a fee pursuant to a mutually agreed upon Statement of Work. Additional modules of Ascendon Evolved Customer shall be subject to additional fees pursuant to a mutually agreed upon amendment.

Note 2: Ascendon Evolved Customer includes storage of up to [**** *** ********* per ********** ******]; additional storage shall be provided pursuant to a mutually agreed upon Statement of Work. Fees for CSG Vantage® storage and integration shall be additional.

Note 3: Should Customer discontinue use of the Ascendon Evolved Customer and replace it with a different customer contact/notification database, services to provide adapters and implementation to and from the new database will be provided pursuant to a mutually agreed upon Statement of Work specifying the deliverables and fees associated with such activities.

XII.
Ascendon Systems and Ascendon Services

Description of Item/Unit of Measure	Frequency	Fee
J. Ascendon SaaS Services (Note 1)	[*** *******	*****]
K. Ascendon Technical Services
1. Startup/Implementation/Configuration (Note 2) (Note 3)	[*** *******	*****]
2. Ascendon Additional Services (Note 4)	[*** *******	*****]

Note 1: Customer’s right to access and utilize the Ascendon System and Ascendon SaaS Services requires Customer to execute with CSG an Ascendon Service Order under this Agreement. The fees applicable to Customer’s access to and use and CSG’s provision of the Ascendon System and Ascendon SaaS Services are as set forth in each applicable Order Document executed by Customer and CSG and/or to the extent an Ascendon SaaS Service is integrated or made available with a Product or Service that is not the Ascendon System or Ascendon SaaS Services, the fees may also be included in another section of this Schedule F that corresponds to such Product or Service that is not the Ascendon System or Ascendon SaaS Services.

Note 2: Set-up and implementation fees for the Ascendon System and Ascendon SaaS Services shall be prescribed in one or more Statements of Work executed by the Parties.

Note 3: Technical Services provided by CSG in connection with the Ascendon System and Ascendon SaaS Services shall be provided at the applicable Technical Services hourly rate set forth in CSG Services, Section VII of Schedule F, unless otherwise agreed to by the Parties in writing.

Note 4: Unless an Ascendon Additional Services Quota is otherwise included in an Order Document, CSG shall provide Customer Ascendon Additional Services at the applicable Technical Services [******] rate set forth in CSG Services, Section VII of Schedule F, unless otherwise agreed to by the Parties in writing, billable in [******* **** ****** **********].

XIII.
Field Service Management

Description of Item/Unit of Measure	Frequency	Fee
A. CSG Field Service Management (FSM) (Note 1)
1. Field Service Management [******* Fee (per ****** **********]) (Note 2) (Note 3)	[*******	******]
2. Integration and/or Installation Services (Note 4)	[*** *******	*****]
B. CSG Field Service Management GPS System Service via Gateway
1. GPS System Service via Gateway Support Fee (per [****]) (Note 5)	[*******	*****]
C. Field Service Management Penguin API (Note 6)
1. FSM Penguin API Enhancements (Note 7)	[*** *******	*****]
2. FSM Penguin API Support and Maintenance Fee	[*******	*******]
D. Field Service Management Enterprise Interface
1. FSM Enterprise Interface implementation and integration to Customer's production and CTER environments (Note 8)	[*** *******	*****]
2. FSM Enterprise Interface (API) Maintenance and Support Fee per each block of [*********] FSM transactions or portion thereof (Note 9) (Note 10)
a. Up to and including [*** ******* *********** ******* *************] FSM transactions	[*******	*********]

Description of Item/Unit of Measure	Frequency	Fee
b. More than [*** ******* *********** ******* *************] FSM transactions	[*******	*********]
E. FSM SMART Application Integration
1. Development and Implementation (Note 11)	[*** *******	*****]
2. Maintenance and Support Services (Note 12) (Note 13)	[*******	*********]

Note 1: Includes Field Service Management perpetual license, maintenance and facilities management fees.

Note 2: For billing purposes, [*** ************ is defined by **** ****** *** ****** ********** ******** ************], whether in one or multiple Fulfillment Centers, logged into FSM who completes a work order within Customer’s billing period, regardless of the frequency any such [****** ********** uses FSM functionality. For purposes of clarification, the per ****** ********** *** specified in the table above is not applicable to “**** ***********.” **** *********** are Customer-designated “***********]” assigned within the FSM application for which work orders are assigned, *** ** ****** ********** is assigned to fulfill such work orders.

Note 3: Customer agrees to be invoiced by CSG [******* for a minimum of ******* ******** ******** ****** ***********]. The foregoing notwithstanding, the parties acknowledge and agree the [*******] Fee in the table above is based on a presumption of such minimum number of [****** ***********]. If the total number of [****** ***********] in any Customer billing period is fewer than [******* ******** ********], Customer and CSG agree to meet and discuss in good faith the adjustment of the [******* *** per ****** **********]. Changes to any such [*******] Fee, as a result, will be documented in an amendment to the Agreement agreed upon by the parties.

Note 4: In the event Customer requests additional integration and/or installation services, such additional services and associated fees shall be set forth in a mutually agreed upon Statement of Work. Reimbursable expenses are additional.

Note 5: [******* Fees per ****] are applicable as of the [***** *** of the ***** *****] during which Customer’s GPS Vendor transmits GPS data to FSM over the GPS Vendor’s Interface, regardless of [**** *** of the *****] such traffic begins transmitting. Thereafter, [*******] Fees per unit will be applicable for any [*****] during which Customer’s GPS Vendor transmits GPS data for such unit to FSM over the GPS Vendor’s Interface, regardless of [**** *** of the *****] such traffic begins transmitting.

Note 6: The FSM Penguin API will support Customer's Connected Subscribers and Non-ACP Subscribers.

Note 7: In the event Customer requests additional development and implementation services for the FSM Penguin API, such additional services and associated fees shall be set forth in a mutually agreed upon Statement of Work. Reimbursable expenses are additional.

Note 8: In the event Customer requests additional implementation and integration services for the FSM Enterprise Interface, such additional services and associated fees shall be set forth in a mutually agreed upon Statement of Work. Reimbursable expenses are additional.

Note 9: Transactions generated realated to the FSM Enterprise Interface shall count towards the [***** of per *****] FSM transactions identified in section D.2 of the table above. By way of example, if Customer had [********* ***] trransactions in the current [******* *****, the *******] WFX Enterprise Interface Maintenance and Support Fee would be *********. Further, the WFX Enterprise Interface Maintenance and Support Fee is intended to be [***********, not **********], so that, for example, if Customer had a transaction volume of [*********** WFX transactions in the ******* ******* *****, the ******* WFX Enterprise Interface Maintenance and Support Fee would ** ********* for *** ***** *** ******* ***** ***** ****** ************ * ********* * *** ******* plus ********* for the next ****** **** ****** ************ * *********** *********** * ** ********]

Note 10: The ******* FSM Enterprise Interface Maintenance and Support Fee shall apply to FSM Enterprise Interface transactions in Customer's production and CTER environments.

Note 11: In the event Customer requests additional implementation and integration services for the FSM SMART Application Integration, such additional services and associated fees shall be set forth in a mutually agreed upon Statement of Work. Reimbursable expenses are additional.

Note 12: Maintenance and Support Fees will include up to[ ****** **** ***** ** support, *******], for the purposes of (i) answering functional questions and resolving reported concerns and (ii) operations support regarding production issues. Any [*****] requested by Customer in excess of such[ ****** **** ***** per *****] shall be billed to Customer on a [**** *** ********* *****] at the then current Technical Services Rate (or as otherwise mutually agreed by the parties) in a separate Statement of Work. The foregoing notwithstanding, Customer will not be billed for any Maintenance and Support Fees related to any production issues (as set forth in (i) above) caused by CSG. Maintenance and Support Fees will not include pre-release testing or changes required by use of new features, functions, products, or substantive configuration changes.

Note 13: Customer may discontinue Maintenance and Support at any time; provided, however, Customer shall provide no less than [****** **** ***** ******* ******] (email is sufficient) prior to discontinuing the Maintenance and Support services and Customer shall concurrently discontinue use of the FSM SMART Application Integration. The Maintenance and Support Fee for the final [*****] of the Maintenance and Support services will be due in full regardless of the date on which the notice of termination is provided and the Maintenance and Support services provided to Customer shall cease and no longer be available.

2.
CSG PRODUCTS

I.
Call Center

Description of Item/Unit of Measure	Frequency	Fee
A. ACSR with ACSR Module of High Speed Data, Order Workflow, CIT and Third Party Software Installation (per [****** and/or ***********/****]) (Note 1)	[*** *******	***** ***** ** ******* *** ****]
B. ACSR Remote Server Configuration, Software Installation, and Testing (per [******])	[*** *******	***** ***** ** ******* *** ****]
C. ACSR (Web-Enabled) Installation (per [****]) (Note 2)	[*** *******	***** ***** ** ******* *** ****]

Note 1: Includes CSG’s standard installation services.

Note 2: ACSR (web enabled) installation services fees shall be [****** at ********** per ******** (per ******]).

3.
REQUIRED THIRD PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG

All third party fees are subject to change per third party vendor agreements upon [** ****] prior written notice to Customer and will be provided to Customer at CSG’s then current price. Other third party software may be required for Telephony depending on customer’s interface requirements for E911, CARE, etc.

4.
DATA COMMUNICATIONS SERVICES

I.
Direct Connect into the CSG’s Data Center

If Customer chooses to do a direct connect into the CSG’s data center, there are charges associated with this connection. CSG has equipment in place to isolate Customer from other CSG customers and to provide a firewall to the mainframe services CSG offers.

Customer is responsible for its own circuit(s) into the facility as well as any equipment associated with that circuit, including the DSU(s) and router(s). CSG will provide a "subnet" into CSG’s Cisco router equipment. Mainframe services are provided through CSG’s router equipment. The fees associated with this connectivity are as follows:

Description of Item/Unit of Measure	Frequency	Fee
A. Direct Connect Installation Fee	[*** *******	*****]
B. Direct Connect [*******] Support Fee	[*******	** ******]
C. Optional – Network Circuit Access to BCP Recovery Data Center [******* ]Fee	[*** *******	*****]
D. Optional – BCP Recovery Data Center [*******] Rack Space Fee	[*** *******	*****]
•
All direct connections must be reviewed and approved by a CSG Engineer.
•
Notwithstanding anything in this Schedule F to the contrary, CSG will [*** ******] Customer any fees or expenses in connection with the relocation of its data center. Each party agrees to cooperate reasonably and in good faith with the other party with respect to such relocation, all of the [********] of which will be [***** ** ***], including, without limitation, expenses of Customer relating to the termination, installation, and delivery of telecommunications facilities connecting Customer with CSG and the move of any equipment hosted by, or co-located with, CSG.

CSG Direct Connect Services Include:

1.
[***** **** and ***** ****] Routers
•
CSG's access to the mainframe services
•
Redundant power supplies
•
Configured for "Hot Standby" to provide redundancy and reliability
•
Covered by [*****] on a 7/24 maintenance agreement
•
Includes base unit
•
Includes the cards necessary to supply the ports for our customers

2.
Managed Hubs
•
Necessary to provide a "subnet" for each customer on a private dedicated segment of the routers

3.
Cabinets
•
Provide the necessary rack space to "cleanly" mount all equipment

4.
Facility Floor Space
•
A temperature controlled, UPSd facility for all customer equipment

5.
Mainframe TIC Connection
•
CSG pays a cost associated with our connection to the mainframe

6. Remote Monitoring

•
Tools to monitor the [***** routers, ***** **** subnets, and ********] subnets
•
Tools to page an on-call engineer when a threshold has been exceeded
•
Tools to do packet level analysis
•
Tools to perform utilization/trending analysis

7.
Network Engineer
•
To support CSG's direct connect equipment
•
Does NOT provide coverage for the customer's equipment

The fees listed above are subject to change upon notice. Customer will incur order processing and telco expenses for any order cancelled.

II.
Upgrade to Direct Connection (Note 4)

Description of Item/Unit of Measure	Frequency	Fee
A. Upgrade to Direct Connection (Note 1) (Note 2) (Note 3)
1. Installation Fee	[********	*****]
2. Maintenance and Support Fee	[*******	**********]

Note 1: Direct Connects must be reviewed and approved by a CSG engineer.

Note 2: In the event Customer requests additional Installation services, such services and the associated fees shall be set forth in a mutually agreed upon Statement of Work. Reimbursable Expenses are additional.

Note 3: Customer is responsible for connectivity to the CSG disaster recovery facility. CSG agrees to provide reasonable assistance as requested by Customer which shall not exceed [****** **** ******]

Note 4: Upgrade of Customer’s DS-3 direct connection with [*** *** *** **** ******** ********] in Customer’s designated location.

III.
Other Circuits

Description of Item/Unit of Measure	Frequency	Fee
A. T-1 (1.544 MBPS) Primary Circuit (per [*******]) (Note 1)
1. Installation (Note 2)	[*** *******	*****]
2. [*******] Maintenance	[*******	*********]
B. T-1 (1.544 MBPS) Backup Circuit (per *******) (Note 1)
1. Installation (Note 2)	[*** *******	*****]
2. [*******] Maintenance	[*******	*********]

Note 1: Customer agrees to maintain a dedicated telephone (POTS line) connected at all times to each of CSG's then-current certified provider's managed router device related to the AVPN circuits; failure to do so at any time and/or for any reason will result in additional fees to Customer.

Note 2: If Customer requires installation outside the hours of [**** a.m. and ****] p.m. Central Time, Monday through Friday, Customer shall pay an off-hours surcharge of [********* per *******].

IV.
Network Services – Timelines and Pricing

Type of Service	Number of Work Days (Monday through Friday, excluding holidays)	Fees
1. AVPN Circuit Installations	T1 [** ****] DS3 [ ** ****] Ethernet [****** ****] (for circuits in the US & Canada only)	Pursuant to the Installation and the Monthly Charges (each, per [*******) referenced in the table above
2. Circuit expedites	CSG is unable to guarantee expedite circuit installation dates as such dates are determined by the circuit provider	[*********] (plus Installation Charge and [*******] Charge)
3. Disconnect circuit (cannot be expedited)	[** ****]	[*******]
4. Expedite processing fee (applicable for each of the services listed below):		[******* (per ******]
5. Access Changes (Region Change, Group ID Change, Sys/Prin Add/Delete)	[** ******** ****]	[******* (per ****** ******])
6. Add IP Server/PU/Pool	[** ******** ****]	[*******]

Type of Service	Number of Work Days (Monday through Friday, excluding holidays)	Fees
7. Change/Move IP Server/PU/Pool	[** ******** ****]	[*******]
8. Delete IP Server/PU/Pool	[** ******** ****]	[** ******]
9. Add Ports/TCBs for terminals, printers, PCs and additional sessions	[** ******** ****]	[*******]
10. Change Ports/TCBs	[** ******** ****]	[*******]
11. Delete Ports/TCBs	[** ******** ****]	[** ******]

5.
EQUIPMENT INSTALLATION/TECHNICAL AND ENGINEERING SUPPORT SERVICES

I.
Equipment Installation Outside of Normal Work Hours

Technicians are available for over-the-phone equipment installation during the hours of [**** AM and ****] PM CST Monday through Friday at no additional charge to the Customer. If a Customer prefers to have a device installed outside the established work hours, on a weekend, or a holiday, the Customer will be billed at a rate of [*******] per [**** (minimum of * ****]) for technical assistance.

II.
Technical and Engineering Support Services

CSG charges for consulting services, non-standard installation services and technical assistance on Customer owned/leased equipment or Customer local/wide area networks:

1) Technical onsite visit is [******* per **** (minimum of ********* per ***]) plus reimbursable expenses

2) Technical support services via phone is [******* per **** (minimum of 1 ****])

3) Engineering onsite visit is [******* per **** (minimum of $******** per ***]) plus reimbursable expenses

4) Engineering support services via phone is [******* per **** (minimum of 1 ****])

SCHEDULE G

STANDARD IMPLEMENTATION AND CONVERSION SERVICES

1)
Manual Conversions.
a)
Definition: A Manual Conversion shall mean the manual insertion of data directly into CSG’s Products or Services using the user interface of the Product or Service that leverages all configured system edits.

b)
Services Received: Customer will be responsible for all manual data entry and for CSG and Customer system configurations. CSG will provide the following services to assist Customer with the Manual Conversion:
i)
Assistance and direction with the CSG and Customer system configurations
ii)
Manual data entry instructions and procedures
iii)
Total of [*** (*) *****] in any mix of standard courses offered at a CSG training facility
iv)
[*** (*) ****] of class materials
v)
Provision of a training system, subject to the terms and parameters provided in the Agreement, to provide “hands on” training during pre-production (de-accessed within [***** (**) ****] following start date). The training system shall have ACP, ACSR® and ACPV functionality
c)
Additional Services Available: CSG will make available the following database services for the Technical Services fees set forth in Schedule F:
i)
Programmatic load of house data

ii)
Programmatic load of equipment data

2)
Programmatic Conversions/Migration.

a)
Definition: A Programmatic Conversion shall mean the process in which Customer delivers approved data extract files from the non-CSG billing platform (“OBP”) to CSG for data transformation and load into CSG’s Products and Services following a standardized methodology that will include the following phases of work (defined below):

i)
Plan and Define: The Plan and Define phase of work allows CSG and Customer to develop a mutual understanding of the OBP processor data, configuration and business needs for alignment with CSG’s Products and Services and to outline configuration and mapping specifications for any single migration.
ii)
Build: The Build phase allows CSG to construct the conversion and migration tools necessary, for each applicable system, within CSG’s respective portfolio of Products and Services. Work and operational support performed by Customer to construct and deploy conversion and migration tools necessary to support Customer’s portfolio of products and services are outside the scope of this Schedule G.
iii)
Migration Test: The Migration Test phase allows Customer to evaluate the conversion and migration results in Customer accessible ACP transaction processing environments. Work to test Customer’s portfolio of products and services are outside of the scope of CSG’s service offerings.
iv)
Deploy and Sustain: The Deploy and Sustain phase of work allows the merger and deployment of transformed data from the OBP processor into production on CSG’s system for Customer's use. This phase also supports Customer’s use through the initial month-end close following the migration before full turnover to CSG’s operations and support teams.

b)
Services Received: Customer will receive the following key services in each phase of work defined above. A detailed listing of mutual responsibilities and accountabilities will be agreed by CSG and Customer in a separate Statement of Work prior to commencing any programmatic conversion.

i)
Plan and Define Phase:
(1)
[*** ************ **** ******** *** *** ******* ** ********* *** ********* *****
(2)
*** ************** ** ****** ******* ******** ************ ******* ****** *** ***** ******* *********
(3)
*** ************** ** ********** **** *** *** ********* ** * **** ** ******* ********** ****
(4)
*** ********* ** ********* ** *********** ************* *** ********* ************
(5)
*** ************** *** ******** ** ******* *** ********* ************ ******* ******** *** ***
(6)
*** ****** ** ********** ******* ********* ********* *** ************* ********** ****** ********** ********** ** *** *** ******* ******** *** ********* ******** *** ********** **** **** **** ** ** ****
(7)
*** ************** *** ******** ******* ** *** ********* *** ********* ******** *** * ******** ****** **** ********* ** **** *******]

ii)
Build Phase:
(1)
[*** ********** *** ********* **** ************ ********* *** *** ********** ** *** ********* ** *** *** *** ********* *** ***** ******** *** *** ******** *** ******** ******** ** *** ******* *** ******* ********* ** *** ********** ****** ********* ******* *** ********* ********* **** ******* ********* *** ********
(2)
*** ******* ** ******** ******** *** *********** ** ****** ***************** ******* ********** *** ***** ******** *** ********
(3)
*** ******* ** ******** *** ******** ********** ** ***** **** ******** ********* ************* ** *** **** *** *** *** **********
(4)
*** ******** *** ****** ** ****** ********* ******* **** *** ******* **** ******* *******
(5)
*** ******* *** ********** ************ ** * ****** ******* ***** ******* *** ***** *** ********* ** ******** ** **** *** ******** ** **** ********* ****** ******* ***** ***** **** *** ***** ** ********** ********* ** ********** ******** ****** ********* ** ***** ******** **** **** ***** ******** *** ********
(6)
***** ********* ********* *** *** ***** ** *** **** ******** ***]

iii)
Migration Test Phase:
(1)
[*** ** **** ** ********* **** **** *** **** ************
(2)
*** ** ******* *** ****** *** ****** ********* ******* **** *** ******* **** *** **** ***** **** ********** *** **** ********* ** *********** *** **** ********* ** *** **** ***** ** ***** ***********

(3)
*** ** ******* ******* *** ********** ********* *********** *********** ****** ****** *** *** ********** *********** ** ******* *** ********** *********** *** **********
(4)
*** ** ******* *********** ** ***** ********* ********* ** ********** ** *** ********** *********** ************]
iv)
Deploy and Sustain Phase
(1)
[*** ** **** ********* **** **** *** ********** ************
(2)
*** ** ****** ******** **** ********** ***** *** ****** ******* ********* ********* ** ******** *********
(3)
*** ** ******* ******* ******* ** ******** *********
(4)
***** ** ******* *** ********* ******* ********* ********* ** *** **** ******** ** **** ********* ********* ******* ***** **** *** ********* ** ******* ** ******** ** ***** ********** ******** ****** ********* ** ***** ******** ** **** **** ***** ******** *** *********
(5)
*** ** ****** *** ********** *** ********** *** ********** *** ***** ********* ********* ** ******** ********** ********* ** ******** *** ********* ******** **** ******** *** ***** ***** *********
(6)
*** *** ******** ** **** *************** ** ****** *** ******** ********** ******* ** **** ** *** *******
(7)
*** ** ******** **********
(8)
*** *** ******** ** ***** ** *** ******** ******** ** ******* ******** ********** ********
(9)
*** ** ******* ******* *** ********** ***** *********]

c)
Additional Services Available: CSG will offer the following services for the Technical Services fees set forth in Schedule F:

i)
Education and Documentation
(1)
Electronic copy of all class materials for use by Customer
(2)
Access to a training system to provide “hands on” training during pre-production for Products identified in a separately executed SOW. The training system environment will be disabled within sixty (60) days following conversion date.
(3)
Total number of participants provided in any mix of classes offered at a CSG training facility, based on the subscriber count for the number of subscribers to be converted:
(a)
[**** (*) ***** for subscriber count less than ******]
(b)
[*** (*) ***** for subscriber count of ****** * ******]
(c)
[***** (8) seats for subscriber count of ****** * ******]
(d)
[*** (**) ***** for subscriber count greater than ******]
(4)
Total Customer participation in any single class shall not exceed [******** (**)] participants.

ii)
Product Installation. The following Product and Services installation services are provided for the Technical Services fees set forth in Schedule F and apply to production and test environments:
(1)
For all CSG Products and Services being launched in Customer's production environments per Schedule F of the Agreement, and in addition to the conversion services detailed above, Customer shall receive Product and Service installation support which includes the following:
(a)
CSG assigned project manager and product implementation analyst (shared resources)
(b)
CSG Business Analyst support
(c)
CSG Interface Analyst support
(d)
CSG engineering and field services support for the planning and Customer deployment of the ACSR infrastructure
(2)
For CSG’s Vantage decision support system
(a)
CSG shall provide the initial load of the CSG Vantage database
(b)
CSG shall provide phone support for installation of software
(c)
Standard CSG Vantage training for up to [***** (*) ******], as space permits. Such training is valid for up to [***** (*) ******] from date of the initial Vantage database load and software installation. CSG Vantage documentation is provided during classroom instruction.
d)
Services Not Included: The following services are not included in the above packages, and may be provided by CSG for additional fees pursuant to a duly executed SOW:
i.
Additional workstation installation
ii.
Printer installation
iii.
Network interface cards/devices
iv.
Data cleansing within the OBP in readiness for the Conversion
v.
Circuit installation
vi.
Remote site engineering services
vii.
Definition and implementation of all billing and financial management parameters
viii.
Custom report design and development
ix.
Operational system requirements and implementation
x.
Data cleansing after the production merge.
xi.
Certifying non-certified hardware/software environments
xii.
Troubleshooting existing hardware/software environments ([***** **** ** **** *** ********** ************])
xiii.
On-site support as may be requested by Customer
xiv.
Query development
xv.
Additional training services
xvi.
Vantage documentation when it is provided outside of classroom instruction
xvii.
Build out of CSG’s products and services in Customer’s pre-release test environment (pursuant to a separate Statement of Work)

CSG is not required to provide conversion services not provided in this Schedule G unless pursuant to a Statement of Work for additional fees negotiated by the parties.

3)
Conversions for [******* **** ******* **********].

(a) Account Migration/Conversion Schedule. CSG and Customer acknowledge and agree to the [********** ** *** ********** ** ***********, pursuant to duly executed Statements of Work, onto the

*** ******** in the ******** **** ****** *** *** *** ***** as provided below which resulted in ********** ********* ***********]:

[****	[ ********* ********* *********** ** ********** *****	[********** ***** ****	[******* ******* *****	[****** ******* *****
****** ****	*******	*/*/****	*** ****	*** ****
*********	*******	*/*/****	****** ****	****** ****
****	*********	*/*/****	******** ****	******** ****
****	*********	*/*/****	*** ****	**** ****
****** *******	*********	**/*/****]	********* ****]	******** ****]
********** ********* ************]	**********]

[***** ****** ***** ********** **** ******* ***** ************ was originally scheduled to begin on ******* ** ****, and all phases to be completed by the planned ******* month in ********* ****. The actual ******* month of the ****** ***** ********** was ******** ****].

[*“*******” for any **********] is the date upon which each of the subscribers identified for the [********** becomes a ********* **********] as defined in the Agreement. The table above represents subscriber counts as of [**** ** ****]. In the event Customer closes a transaction for the [*********** ** ********** ***********], the Parties agree to enter into good faith negotiations to determine the terms and conditions by which [**** *********** may be *****] to this Agreement, however Customer is not required to [***] such subscribers to this Agreement unless this Agreement otherwise requires.

(b) [********** *****. In the event a ***** in the ********** ********] provided in Section 3(a) above, or as subsequently agreed in a Statement of Work, occurs for a cumulative period in excess of a [*** *** month grace period (“*********] Grace Period”), solely as a result of Customer’s actions or failure to act (“[********** *****”), CSG and Customer agree: (i) the ******* **** ******* **********] shall be increased by multiplying [********** times the number of ***** ******** ******], excluding the [********* Grace Period, between the planned ******* **** provided in the ********** ******** and the actual ******* date of each respective ****; and (ii) both the ******* **** and the ********* **** will be extended by the number of ***** ******** ******, excluding the ********* Grace Period, between the planned ******* **** provided in the Conversion Schedule and the actual ******* ****] of each respective Site. For clarification, Customer shall continue to receive the [********** ********* *****] through the resulting extended [********* ****] provided herein, however Customer shall not receive the [********** ********* ***** on any subscriber converted after ******** *** ****]. CSG may take reasonable measures to reduce the financial impact of a [********** *****], which may include, but is not limited to, redeploying otherwise idle resources, and any resulting delay caused by CSG’s actions shall not be considered a part of the [********** *****]. Customer shall also grant CSG an extension in the provision of services under the applicable conversion Statement of Work commensurate with the number of days of the [********** *****]. All changes to the Conversion Schedule will be memorialized by the Parties in an appropriate change order or documented in an e-mail between CSG Vice President or higher and Senior Vice President of Billing Strategy and Operations or equivalent of Customer.

As indicated in [******* ******************** ******** table set forth above, the ****** ***** ********** experienced a **** **) ***** ********** ***** from ********* **** to ******** *****] which the Parties acknowledge and agree was solely the result of Customer’s acts and omissions (“[*** ********* ********** *****”). As a result of the *** ********* ********** *****, and as required under this Section 3(b) of Schedule G, the ******* **** ******* ********** will be increased by ********** Subscriber Months (********** * * ******), resulting in an adjusted ******* **** ******* ********** of ************* and a revised ******* **** expiration date of ***** *** ****].